Exhibit 10.1

Deed Index No. 3838/2025 MS

(Only one side of each sheet has been used in this deed.)

Negotiated

in Berlin

on 31 December 2025

Before the undersigned Notary

Dr. Matthias Santelmann

in the district of the Court of Appeal in Berlin,

Markgrafenstraße 33, 10117 Berlin,

appeared today:

1. Mr. **Nicholas Dale**,
   born on 7 December 1989,
   with business address at planA.earth GmbH, Leipziger Platz 16, 10117 Berlin,
   identified with an official identification card with photograph,

   not acting in his own name but in each of the following cases as attorney-in-fact based on a power of attorney with exemption from the restrictions of section 181 German Civil Code (*BGB*) for and on behalf of

   a) **Mau Dana UG (haftungsbeschränkt)**, Berlin, local court of Charlottenburg, HRB 235271 B, c/o planA.earth GmbH, Leipziger Platz 16, 10117 Berlin;

b) Ms. **Sasha Bezuhanova-Yordanova**, born on 27 September 1962, resident at Borovo 215-3, 3. Stock, Appartment 44, 1612 Sofia, Bulgaria;

c) **Creator Companies LLC**, Wilmington, State of Delaware, USA, Department of State, Division of Corporations, filing number 6569124, 251 Little Falls Drive, Wilmington, Delaware 19808, USA;

d) Ms. **Hala Hänisch-Zeine**, born on 27 March 1979, resident at Wehrlestraße 16, 81679 Munich;

e) **Magic Flow UG (haftungsbeschränkt)**, Berlin, local court of Charlottenburg, HRB 196000 B, c/o Artjem Weißbeck, Alte Schönhauser Straße 42, 10119 Berlin;

f) Mr. **David Vismans**, born on 26 April 1975, resident at Vijverweg 35, 2061 GT Bloemendaal, the Netherlands;

g) **RL Capital GmbH**, Munich, local court of Munich, HRB 268397, Alfred-Schmidt-Straße 47, 81379 Munich;

h) **The Circle I Holdings Limited**, St. Peter Port, Guernsey, Register of Guernsey, 68786, Roseneath, The Grange, St Peter Port, Guernsey GY1 2QJ;

i) **Flixfounders 2 GmbH & Co. KG**, Gräfelfing, local court of Munich, HRA 118248, Seeholzenstraße 2, 82166 Gräfelfing;

j) **Illusian Ventures I Ky**, Helsinki, Finland, Finnish Patent and Registration Office, 3303833-9, c/o Illusian Group Oy, Aleksanterinkatu 11, 00100 Helsinki, Finland;

k) **Lightspeed Venture Partners XIV-B (Ignite), L.P.**, Grand Cayman, Registry of Exempted Limited Partnership Cayman Islands, MC-115078, Maples corporate Services Limited, P.O. box 309, Ugland House, Grand Cayman KY1-1104 Cayman Islands;

2. Mr. **Thomas Borchers**,
born on 13 April 1994,
with business address at DEUTSCHE BANK AKTIENGESELLSCHAFT, Unter den Linden 13-15, 10117 Berlin,
identified with an official identification card with photograph,

not acting in his own name but as attorney-in-fact based on a power of attorney for and on behalf of

DEUTSCHE BANK AKTIENGESELLSCHAFT, Frankfurt am Main, AG Frankfurt am Main, HRB 30000, Taunusanlage 12, 60325 Frankfurt am Main;

3. Ms. **Asina Roth**,
born on 3 October 1990,
with business address at Noerr Partnerschaftsgesellschaft mbB Rechtsanwälte Steuerberater Wirtschaftsprüfer, Charlottenstraße 57, 10117 Berlin,
identified with an official identification card with photograph,

acting not in her own name but in each of the following cases as attorney-in-fact based on a power of attorney with exemption from the restriction of section 181 alt. 2 German Civil Code (*BGB*) for and on behalf of

a) **Opera Tech Ventures S.L.P**, Paris, France, commercial register of Paris (*Greffe du Tribunal de Commerce de Paris*), No. 839873403 R.C.S. Paris, 1 boulevard Haussmann, 75009 Paris, France;

b) **coparion GmbH & Co. KG**, Cologne, local court of Cologne, HRA 31774, Ottoplatz 6, 50679 Cologne;

c) **HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG**, Munich, local court of Munich, HRA 112522, Kaiserstraße 14 b, 80801 Munich;

d) **FPCI Demeter 6 Amorçage** (*French Fonds professionnel de capital investissemant*), Paris, France, an investment fund governed by French law, legally managed by and represented by DEMETER INVESTMENT MANAGERS, Paris, France, Registre du Commerce et des Sociétés Paris, No. B 483 279 923, 7-9 rue la Boétie, Paris 75008, France;

e) **KEEN Venture Partners Fund II Coöperatief U.A.**, Amsterdam, the Netherlands, Kamer van Koophandel, KvK 83431934, Passeerdersgracht 19 A, 1016XG Amsterdam, the Netherlands;

4. Mr. **Julian Gebauer**,
born on 30 March 1989,
with business address at Morrison & Foerster LLP, Potsdamer Platz 1, 10785 Berlin,
identified with an official identification card with photograph,

not acting in his own name but as attorney-in-fact based on a power of attorney for and on behalf of

Visa International Service Association, Wilmington, Delaware, USA, Department of State, Division of Corporations, filing number 802339, 251 Little Falls Drive, Wilmington, Delaware 19808, USA;

5. Mr. **Johannes Eckhardt**,
born on 18 October 1982,
with business address at McDermott Will & Schulte Rechtsanwälte Steuerberater LLP, Oberlindau 54 - 56, 60323 Frankfurt am Main,
identified with an official identification card with photograph,

   not acting in his own name but as attorney-in-fact based on a power of attorney for and on behalf of

   Diginex Ltd., Camana Bay, Grand Cayman, Cayman Islands, Cayman Islands General Registry, company number 406606, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands;

6. Mr. **Nathan Bonnisseau**,
born on 28 October 1990,
with business address at c/o Silberberg, Juliusstraße 49, 12051 Berlin,
identified with an official identification card with photograph,

   not acting in his own name but as sole managing director with exemption from the restrictions of section 181 German Civil Code (*BGB*) for and on behalf of

   Bonnisseau Zukunft UG (haftungsbeschränkt), Berlin, local court of Charlottenburg, HRB 225622 B, c/o Silberberg, Juliusstraße 49, 12051 Berlin;

   upon today's inspection of the electronic commercial register, the Notary certifies the existence and representation as described above.

The persons appeared requested this deed as well as its attachments to be recorded also in the English language.

The Notary explained the prohibition on cooperation with the Notary pursuant to section 3 para. 1 sentence 1 no. 7 Authentication Act (*Beurkundungsgesetz*). His question if there was any prior involvement precluding his ability to perform the notarial duties was denied.

Upon request of the Notary, who is an obligated party under the Money Laundering Act (*GwG*), the following was declared to the Notary with regard to money laundering requirements:

All declarations in this deed are made for one's own account or, in cases of representation, for the account of the respective represented persons. The financial means for the fulfilment of the obligations contained in this deed were acquired in accordance with German law. No politically exposed person within the meaning of the Money Laundering Act (*GwG*) is involved in the procedure of this notarization, not even as beneficial owner.

Reference is made to a previous notarial recording of the acting Notary, Deed Index No. 3837/2025 MS dated 31 December 2025 (the "**Reference Deed**"), by which certain attachments to this deed have been notarized. The Reference Deed was presented to the persons appeared throughout notarization as an original. The persons appeared declared to have full knowledge of its content and waived the right to have it read to them and to have the Reference Deed attached to this deed. According to section 13a of the German Authentication

Act (*Beurkundungsgesetz*) it is referred to the Reference Deed so that the content of the Reference Deed becomes content of this deed. All declarations and statements made in the Reference Deed are hereby approved and restated in their entirety. All references made to attachments in this deed are made to those included in the Reference Deed unless otherwise specifically set forth in this deed.

In particular, the Notary advised on the following:

- The purchaser of a share is liable for any outstanding payments of the seller regarding the share.

- Any legal acts regarding the corporate relationship of the company vis-à-vis the seller or of the seller vis-à-vis the company preceding the filing of an updated version of the list of shareholders with the electronic commercial register are binding to the purchaser.

- The Notary has not provided any tax advice, has not been instructed to do so and has in this respect recommended that a tax advisor or tax specialist be consulted. Liability for the tax consequences of this deed is excluded.

The persons appeared now asked the Notary to have the attached share purchase and transfer agreement regarding all shares in planA.earth GmbH recorded.

Read aloud in the presence of the Notary, approved and signed by hand:

gez. Nicholas Dale

gez. Thomas Borchers

gez. Asina Roth

gez. Julian Gebauer

gez. Johannes Eckhardt

gez. Nathan Bonnisseau

gez. Santelmann, Notar

L.S.

SHARE PURCHASE AND TRANSFER AGREEMENT

---

regarding all shares in

planA.earth GmbH

Dated 31 December 2025

Table of Contents

Table of Definitions

Table of Annexes

SALE AND TRANSFER AGREEMENT

This sale and transfer agreement regarding shares (the "**Agreement**") is entered into on the date hereof (the "**Signing Date**") between:

(1) **Mau Dana UG (haftungsbeschränkt)** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 235271 B, ("**Seller 1** ")

(2) **Bonnisseau Zukunft UG (haftungsbeschränkt)** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 225622 B, ("**Seller 2** ")

(3) **Sasha Bezuhanova-Yordanova,** born on 27 September 1962, resident at Sofia, Bulgaria, ("**Seller 3** ")

(4) **Creator Companies LLC,** with registered seat in Wilmington, Delaware, United States of America, registered with the Delaware Department of State, Division of Corporations under no. 6569124, ("**Seller 4** ")

(5) **FPCI Demeter 6 Amorçage** (*French Fonds professional de capital investissemant*) legally managed and represented by Demeter Investment Managers, with registered seat in Paris, France registered with the commercial and companies register Paris (*Registre du Commerce et des Sociétés Paris*) under No. B 483 279 923, ("**Seller 5** ")

(6) **coparion GmbH & Co. KG,** with registered seat in Cologne, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Cologne under HRA 31774, ("**Seller 6** ")

(7) **KEEN Venture Partners Fund II Coöperatief U.A.,** with registered seat in Amsterdam, Netherlands, registered with the commercial register (*Kamer van Koophandel*) under KvK 83431934, ("**Seller 7** ")

(8) **HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG,** with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRA 112522, ("**Seller 8** ")

(9) **Hala Haenisch-Zeine,** born on 27 March 1979, resident at Munich, Germany, ("**Seller 9** ")

(10) **Magic Flow UG (haftungsbeschränkt),** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 196000, ("**Seller 10** ")

(11) **David Vismans,** born on 26 April 1975, resident at Bloemendaal, The Netherlands, ("**Seller 11** ")

(12) **RL Capital GmbH,** with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRB 268397, ("**Seller 12** ")

(13) **The Circle I Holdings Limited,** with registered seat in St. Peter Port, Guernsey, registered with the Register of Guernsey under No. 68786, ("**Seller 13** ")

(14) **Deutsche Bank Aktiengesellschaft,** with registered seat in Frankfurt, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Frankfurt am Main under HRB 30000, ("**Seller 14** ")

(15) **Lightspeed Venture Partners XIV-B (Ignite), L.P.,** with registered seat in Grand Cayman, Cayman Islands, registered with Registry of Exempted Limited Partnership Cayman Islands under No. MC-115078, ("**Seller 15** ")

(16) **Illusian Ventures I Ky,** with registered seat in Helsinki, Finland, registered with the Finnich Patent and Registration Office under No. 330833-9, ("**Seller 16** ")

(17) **Opera Tech Ventures S.L.P,** with registered seat in Paris, France, registered with the commercial register Paris (*Greffe du Tribunal de Commerce de Paris*) under No. 839873403, ("**Seller 17** ")

(18) **Visa International Service Association,** with registered seat in Wilmington, Delaware, United States of America, registered with State of Delaware under filing number 6569124, ("**Seller 18** ")

(19) **Flixfounders 2 GmbH & Co. KG**, with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRA 118248, ("**Seller 19** ", Seller 1 through Seller 19 hereinafter together referred to as the "**Sellers**" and each a "**Seller**") and

(20) **Diginex Limited**, an exempted company incorporated in the Cayman Islands, with registered office at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands under company number 406606, (the "**Purchaser**").

PREAMBLE

(A) The Sellers are the sole shareholders of planA.earth GmbH, a limited liability company (*Gesellschaft mit beschränkter Haftung*) incorporated under German law with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 186096 B (the "**Target Company**").

(B) The Purchaser is an exempted company with limited liability incorporated under the laws of the Cayman Islands.

(C) The Sellers intend, subject to the terms and conditions of this Agreement, to sell and transfer all shares in the Target Company and Purchaser intends to purchase and acquire all shares in the Target Company (together the "**Transaction**"). Certain Sellers have provided consent declarations of their spouse which are attached to this Agreement as **Annex (C)**.

NOW, THEREFORE, the Parties agree as follows:

1. Corporate Status

1.1 *Target Company*

1.1.1 The Target Company has a registered share capital (*Stammkapital*) of EUR 94,703 which is divided into 94,703 shares in the nominal amount of EUR 1.00 each with the consecutive numbers 1 through 94,703 (together the "**Shares**").

1.1.2 All Shares in the Target Company are held by the Sellers as set forth in **Annex 1.1.2** (the terms "**Sold Shares 1**" through "**Sold Shares 19**" as defined in Annex 1.1.2 and "**Sold Shares 1**" through "**Sold Shares 19**" together the "**Sold Shares**").

1.2 *Target Group*

The Target Company holds directly all of the shares in the subsidiaries (herein collectively referred to as the "**Subsidiaries**") as set out in **Annex 1.2**. The Subsidiaries, together with the Target Company, are collectively referred to as the "**Group Companies**" or "**Group**" and each of them as a "**Group Company**").

1.3 *Fiscal Year*

The financial year as specified in the articles of association of the Target Company is the calendar year (the "**Fiscal Year**").

2. Sale and Transfer

2.1 *Sale*

The Sellers hereby sell with economic effect as of the Effective Date the Sold Shares. The Purchaser hereby accepts such sale.

2.2 *Ancillary Rights, Profit Participation Rights*

The sale of the Sold Shares includes all ancillary rights (*Nebenrechte*) attached to the Sold Shares, including in particular the right to any profit (*Gewinnbezugsrechte*) for the period from November 30, 2025, 24:00 (the "**Effective Date**") and for previous Fiscal Years, to the extent not distributed, if any.

2.3 *Corporate Approval, investment and shareholders' agreement*

2.3.1 The shareholders' meeting of the Target Company has approved the sale and the transfer of all Sold Shares and the Sellers have waived any pre-emptive rights, co-sale rights or other rights they may have pursuant to the Existing ISHA (as defined below), statutory law or otherwise, the copy of such resolution and declarations is attached hereto as **Annex 2.3.1**.

2.3.2 The Sellers, the Target Company and Lubomila Jordanova (the "**Founder 1**") and Nathan Bonnisseau (the "**Founder 2**") as founders have entered into an investment and restated shareholders' agreement dated 13 September 2023 and into an investment agreement and amendment agreement dated 15 May 2025 (deed index no. 1051/2025 MS of notary public Dr Matthias Santelmann, Berlin), by which, inter alia the restated shareholders agreement dated 13 September 2023 was amended (together the "**Existing ISHA**"). The Sellers shall procure that the Target Company shall cease to be a party to the Existing ISHA, and any similar agreement (if any) pursuant to the terms and conditions of a separate termination agreement substantially in the form as attached hereto as **Annex 2.3.2** (the "**ISHA Termination Agreement**") subject to the Closing having occurred. Under the ISHA Termination Agreement, the parties shall mutually release, with effect as of the Closing, any and all rights and claims that each of them may have against each other under the Existing ISHA, current or prior investment agreements and/or any similar agreement relating to the Sellers' shareholding in the Target Company (if any). For the avoidance of doubt, such release or waiver shall not relate to any commercial or operational agreement between a Seller or any Affiliate of a Seller on the one hand and the Target Company on the other hand.

2.4 *Assignment*

The Sellers hereby assign their respective Sold Shares, including all ancillary rights (*Nebenrechte*), to the Purchaser with economic effect as of the Effective Date. The Purchaser hereby accepts such assignments. The assignments are made subject to the conditions precedent of (i) the payment of the Cash Purchase Price pursuant to Section 8.3(f) and (ii) delivery of evidence for the issuance of the Consideration Shares in accordance with Section 8.3(g).

3. Total Purchase Price

3.1 *Total Purchase Price*

The total purchase price for all Sold Shares to be paid by the Purchaser shall be the aggregate of

3.1.1 The Stock Purchase Price (as defined in Section 3.2) whereby the value of the Stock Purchase Price shall be attributed to the Sellers in accordance with **Annex 3.1.1**.

3.1.2 A cash purchase price in the amount of EUR 3,000,000.00 ("**Cash Purchase Price**", Stock Purchase Price and Cash Purchase Price together the "**Closing Purchase Price**") which shall be attributed to the Sellers in accordance with **Annex 3.1.1**.

3.1.3 The Earn-Out (if any) pursuant to Section 5 (the Closing Purchase Price and the Earn-Out (if any) together the "**Total Purchase Price**") and attributable to the Sellers in accordance with **Annex 3.1.1**.

3.2 *Stock Purchase Price*

3.2.1 Stock Purchase Price means the numbers of ordinary shares in the Purchaser (each a "**Purchaser Share**") which shall equal an amount of EUR 51,976,043.77 (and together with the Bulgarian Management Shares an aggregate amount of EUR 52,000,000.00) divided by the Consideration Price (as defined below), whereby fractions shall be rounded down to the nearest whole share (the "**Consideration Shares**"). The Consideration Price ("**Consideration Price**") shall be based on the Agreed VWAP (as defined below). VWAP ("**VWAP**") means the volume-weighted average price of the Purchaser's ordinary shares as reported by Nasdaq (or any successor exchange) for the applicable measurement period. The VWAP shall be calculated without regard to after-hours or off-market trades or secondary listings with premiums and shall be adjusted only for mechanical corporate actions such as share splits, consolidations, dividends or reclassifications. No price protections mechanisms, no floor, no collar and no reset mechanisms shall apply to the

Consideration Price except that the Consideration Price per share shall not be less than the par value per Purchaser Share. Agreed VWAP ("**Agreed VWAP**") shall mean USD 9.10 (reflecting a 10 day VWAP as of December 14, 2025 (end of trading day)). The value of the Stock Purchase Price will be converted from Euro to US dollars based on a Euro/US dollar exchange rate of 0.8503 calculated as of December 15, 2025 and obtained from S&P Capital IQ.

3.2.2 Based on the Consideration Price an aggregate number of 6,717,221.00 Consideration Shares shall be issued to the Sellers as set-out in **Annex 3.1.1** on the Scheduled Closing Date free and clear from any third party rights.

3.2.3 3,096 Purchaser Shares (the "**Bulgarian Management Shares**") shall be issued to two employees of the Group Companies (the "**Bulgarian Managers**") as set out in **Annex 3.2.3-1** on the Scheduled Closing Date free and clear from any third party rights, subject to the condition precedent that the Bulgarian Managers entered into lock-up agreements with respect to the Bulgarian Management Shares prior to the Scheduled Closing Date in the form attached hereto as **Annex 3.2.3-2**.

3.2.4 320,020.00 out of the 6,717,221.00 Consideration Shares shall be issued to Seller 1 on the Scheduled Closing Date free and clear from any third party rights for the future sale and pay-out of cash management bonus payments by Seller 1 to certain employees (the "**Future Cash Management Bonus**") of the Group Companies subject to deduction of costs as determined by Seller 1, Taxes (based on a simplified calculation) and remitting all payable Taxes on such bonus to the respective Group Company as employer. Seller 1 shall upon granting and settling the Future Cash Management Bonus indemnify the respective Group Company from any Taxes in connection thereto. Sections 10.2, 11.2 and 11.3 shall apply *mutatis mutandis*.

3.3 *Cash Purchase Price*

The Cash Purchase Price is due and payable (*fällig*) pursuant to Section 8.3(f) and shall be paid to the escrow account of the acting notary ("**Escrow Account**"), as set out in the escrow agreement entered into between the Purchaser, the Target Company and the Sellers receiving portion of the Cash Purchase Price as set-out in Annex 3.1.1 and the acting notary and attached hereto as **Annex 3.3** (the "**Escrow Agreement**"). Upon payment of the Cash Purchase Price into the Escrow Account the Purchaser shall have met its obligations to make these payments to the Sellers. The Parties instructed the acting notary in the Escrow Agreement to confirm receipt of the Cash Purchase Price without undue delay. The acting notary is instructed to release the Cash Purchase Price to certain Sellers and third parties, in each case as set-out in the Escrow Agreement.

3.4 *VAT*

It is the Parties' mutual understanding that no value-added tax or any other domestic or foreign transaction tax (together, "**VAT**") will become due with respect to the Transaction, in particular, the sale, purchase and transfer of the Sold Shares as being either not subject to VAT (*nicht umsatzsteuerbar*) or exempt from VAT (*umsatzsteuerfrei*). Hence, the Total Purchase Price shall be considered as net amount that does not include any amount in respect of VAT. The Parties undertake not to waive any exemption from VAT relating to the Transaction. If and to the extent that VAT is or becomes chargeable relating to the Transaction, in particular, the sale, purchase or transfer of the Sold Shares contrary to the mutual understanding of the Parties and for a reason other than a Party's waiver of a VAT exemption, an amount equal to such VAT shall be paid (i) by the Purchaser to the Sellers in addition to the Total Purchase Price or (ii) by the Sellers to the Purchaser if the VAT is triggered by any supply of goods or services provided by the Purchaser to the Sellers in connection with the Transaction within ten (10) Business Days following the respective Party's receipt of a proper invoice in accordance with applicable VAT law. "**Business Day**" shall mean a day (excluding Saturdays and Sundays) on which banks in Frankfurt/Main and Berlin, Germany, London, United Kingdom, New York, USA and HongKong are open for general business.

3.5 *Payments*

3.5.1 All payments in cash under this Agreement shall be made by bank transfer free of costs and charges in immediately (on the same day) available funds by wire transfer with value on the relevant due date to the bank accounts as specified in this Agreement. A payment is deemed to have been received when it has been unconditionally and irrevocably credited to the respective bank account.

3.5.2 Any failure of any Party to make any payment under this Agreement when it is due shall result in such Party's immediate default (*Verzug*) without any reminder by the other Party being required. Unless provided otherwise in this Agreement, the Purchaser and the Sellers owe default interest (*Verzugszinsen*) pursuant to Section 288 para. 2 BGB on any amounts becoming due and payable to the Sellers or the Purchaser, as the case may be, under this Agreement as from the date after the respective due date, until, but not including, the day of actual payment (in cash or in shares). Interest payable under any provision of this Agreement shall be calculated based on actual days lapsed divided by 360. The Purchaser shall be entitled (at its own discretion) to pay interest (if any) in cash or in shares, for which no Lock-Up applies (unless the interest applies with respect to shares which are subject to a lock-up in which case the same lock-up shall apply to such shares), in the Purchaser. The Sellers shall be entitled (at their own discretion) to pay interest (if any) in cash or in shares,

in the Purchaser. Any interest settlement in shares shall be calculated based on a price per share equal to the Consideration Price. No interest shall apply to any payments (in cash or in shares) in accordance with the provisions of Section 8.3.

4. Consideration Shares

4.1 *Lock-Up*

4.1.1 The Sellers receiving Consideration Shares will not, without the prior written consent of the Purchaser, directly, or indirectly, (i) offer, sell, assign, pledge, transfer, contract to sell, grant any options for the sale of, or otherwise dispose of, or announce the intention to otherwise dispose of, any Consideration Shares, or (ii) enter into any swap, hedge, pledge or similar agreement or arrangement that transfer in whole or in part, any of the economic consequences of ownership of the Consideration Shares (together the "**Lock-Up**"*)* in each case, other than as specified in Section 4.1.4 and Section 4.2.

4.1.2 The Consideration Shares and the Bulgarian Management Shares shall be released from the Lock-Up pursuant to Section 4.1 in accordance with the following schedule (such schedule to be applied equally across all groups of shares subject to the Lock-Up, i.e. the Consideration Shares and the Bulgarian Management Shares):

(a) 25% released at 6 months after the Closing Date;

(b) a further 25% released at 9 months after the Closing Date;

(c) a further 25% released at 12 months after the Closing Date; and

(d) the remaining 25% released at 15 months after the Closing Date.

4.1.3 No holder of Consideration Shares and Bulgarian Management Shares shall benefit from preferential lock-ups or release mechanics, except as provided for in this Agreement in particular in Section 4.2 below.

4.1.4 Notwithstanding the Lock-up, each of the Sellers shall be entitled to transfer their Consideration Shares to any of their respective Affiliates. For purposes of this Section 4.1, "**Affiliates**" shall mean any individual persons, any corporation, limited liability company, trust, company, partnership, association or other legal entity established pursuant to the laws of any jurisdiction who or which are affiliated enterprises (*verbundene Unternehmen*) of the respective Seller within the meaning of Sections 15 *et seqq*. of the German Stock Corporation Act (*Aktiengesetz*) and with respect to any Seller that is an institutional investor, its partners, members, and affiliated fund entities (including, without limitation,

any fund entity being managed or advised by the same fund manager or advisor that manages or advises the Seller).

4.1.5 After the expiration of each lock-up period as set forth in Section 4.1.2, if the Consideration Shares and Bulgarian Management Shares may be sold under Rule 144 (as defined below) or pursuant to an effective registration statement, the Purchaser shall instruct the Transfer Agent to remove any restrictive legends from the Consideration Shares and the Bulgarian Management Shares. The Purchaser shall, at its own expense, cause its counsel to issue any legal opinion required by the Transfer Agent to effect the removal of the legends, provided that the Sellers, as applicable, deliver to the Purchaser and its counsel such other documentation as is reasonably requested to enable such opinion to be rendered.

4.1.6 Notwithstanding any other provision of this Agreement, the Purchaser's constitutional documents (including its memorandum and articles of association) or any other agreement to which any Seller, the Purchaser or the Target Company are a party, no Regulated Holder (as defined below) shall be entitled to enforce against any other Seller or any other shareholder of the Purchaser any provision or portion of a provision of this Agreement or any other agreement or arrangement to which the Parties or the Target Company are a party, to the extent that such provision (or portion of a provision) would cause such Regulated Holder to exercise 'control' (as defined in Regulation Y of the Board of Governors of the United States Federal Reserve, 12 CFR 225.9(b)) over the securities of any other holder of Consideration Shares or other shares in the Purchaser (including through any restriction or condition on such holder's ability to transfer its Consideration Shares or other shares in the Purchaser or any requirement to vote for or against any matter that would, in each case, result in such control).

4.1.7 "**Regulated Holder**" means any holder of Consideration Shares that (i) is a "bank", "bank holding company" or "financial holding company" (as such terms are defined in the United States Bank Holding Company Act of 1956 (as amended) and its implementing regulations (the "**BHC Act**")) or is an affiliate (as such term is defined under the BHC Act of a bank, bank holding company or financial holding company under the BHC Act, and (ii) has notified the Purchaser in writing of its election to be treated as a Regulated Holder for purposes of this Agreement (it being understood and acknowledged by the Purchaser that each of (i) Seller 14 and (ii) Seller 17 is a Regulated Holder and the Purchaser is hereby deemed notified thereof accordingly). The Parties acknowledge that Seller 6 due to managing public funding is subject to specific regulatory and compliance regimes.

4.2 *Exemptions from Lock-Up*

4.2.1 Notwithstanding the foregoing, each of Seller 6, Seller 14, Seller 17 and Seller 18 (as well as any Affiliate of Seller 6, Seller 14, Seller 17 or Seller 18 to whom Consideration Shares have been transferred in accordance with Section 4.1.4) shall be automatically released from the Lock-Up and no Lock-Up shall apply, if and to the extent (i) required by applicable law, regulation, or any governmental or supervisory authority having jurisdiction over such Seller and, with respect to Seller 6 only, required by a governmental authority holding a majority interest in Seller 6 and (ii) the respective Seller receiving Consideration Shares (as well as any Affiliate of such Seller to whom Consideration Shares have been transferred in accordance with Section 4.1.4) shall be released from the Lock-Up and no Lock-Up shall apply in case a breach of a Purchaser's representation pursuant to Section 15.2.1 has occurred and a release from the Lock-Up has been requested pursuant to Section 15.2.2 by such Seller (each of (i) and (ii) a "**Lock-Up Exemption**").

4.2.2 Prior to any disposal or transfer, the respective Seller shall notify the Purchaser about the occurrence of any Lock-Up Exemption, providing to the extent legally permissible reasonable details thereof, and thereafter shall provide notice of any disposal, transfer or encumbrance of Consideration Shares effected or contemplated as a result of the occurrence of such Lock-Up Exemption. The Purchaser shall, without undue delay following receipt of such notification of a Lock-Up Exemption, instruct the transfer agent of the Purchaser to remove the restrictive legends from the relevant Consideration Shares and shall do all such other acts and carry out such other measures as may be reasonably required so as to enable the respective Seller to dispose of such Consideration Shares.

4.3 *Registration Statement, Questionnaire and Registration Rights*

4.3.1 The Purchaser shall file a registration statement on Form F1 ("**Registration Statement**") with the United States Securities and Exchange Commission (SEC) to register the resale of the Consideration Shares as soon as reasonably practical following the Closing (and subject to delivery of the completed questionnaires in the form attached hereto as **Annex 4.3** (each a "**Questionnaire**") from each of the Sellers pursuant to Section 4.3.2), with the Parties aiming that such filing should be done within 90 days after receipt by the Purchaser of the completed Questionnaires, and shall provide the Sellers with a copy of the Registration Statement within five (5) Business Days from the date of filing the Registration Statement with the SEC. In any "Plan of Distribution" section included in the Registration Statement (or any equivalent section which describes the ways in which the Sellers may offer and sell from time to time the Consideration Shares pursuant to the Registration Statement) (if any), the Purchaser shall include disclosure to the effect that the Sellers may make distributions to employees, members, limited partners or stockholders of

the Sellers and such distributions are covered by any prospectus which forms a part of the Registration Statement and the recipients of such distributions who are not affiliates of the Purchaser will receive freely tradable stock, and can use the prospectus to sell the Consideration Shares without being specifically listed as selling stockholders in such prospectus. The Purchaser shall give the Sellers a reasonable opportunity to review and comment on the Questionnaire and such respective data to be included in Registration Statement. Notwithstanding the foregoing, the Sellers acknowledge that the Consideration Shares are subject to the lock-up restrictions pursuant to Sections 4.1 and Section 4.2.

4.3.2 Each of the Sellers receiving Consideration Shares agrees to provide a completed Questionnaire in the form attached hereto as **Annex 4.3** within ten (10) Business Days after the Closing Date, and to otherwise provide cooperation in connection with the registration of the Consideration Shares.

4.3.3 The Purchaser shall use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as reasonably practical following the Closing (and subject to delivery of the completed Questionnaires in the form attached hereto as **Annex 4.3** from each of the Sellers) and to cause all securities covered by such Registration Statement to be listed on the Nasdaq Capital Market.

4.3.4 All expenses incurred in connection with the Registration Statement, including all registration, filing, and qualification fees; printers' and accounting fees; fees and disbursements of counsel for the Purchaser shall be borne by the Purchaser, and each of the Sellers shall be responsible for the fees and expenses of its own legal counsel (if any) in connection with the Registration Statement.

4.3.5 With a view to making available to the Sellers the benefits of Rule 144 promulgated under the US Securities Act as amended (the "**Securities Act**") ("**Rule 144**"), the Purchaser shall:

(i) make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times after the effective date of the Registration Statement;

(ii) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Purchaser under the Securities Act and the US Exchange Act of 1934, as amended (the "**Exchange Act**"); and

(iii) furnish to the Sellers, so long as the Sellers own any Consideration Shares, forthwith upon request (i) to the extent accurate, a written statement by the Purchaser that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose

securities may be resold pursuant to Form F-1; and (ii) such other information as may be reasonably requested in availing the Sellers of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form F-1.

4.4 *Restricted Securities*

Each of the Sellers who is receiving Consideration Shares hereby warrants and represents to the Purchaser, each such Seller only with regard to itself as individual debtor (*als Einzelschuldner*) that such Seller is either an "accredited investor" as defined in Regulation D promulgated by the SEC under the Securities Act, or not a U.S. Person (as defined in rule 902(k) of Regulation S under the Securities Act) and none of such persons is acquiring Consideration Shares for the account or benefit of a U.S. Person or a person in the United States.

The Sellers receiving Consideration Shares understand that the Consideration Shares will be issued to the Sellers pursuant to the exclusion from the registration requirements of the Securities Act provided under Rule 903 of Regulation S thereunder and/or under Section 4(a)2 and/or Rule 506(b) of Regulation D and will be restricted securities within the meaning of Rule 144(a)(3) of the Securities Act and may not be resold or transferred except pursuant to an available exemption from the registration requirements of the Securities Act or pursuant to an effective registration statement thereunder. The Sellers receiving Consideration Shares are aware of the provisions of Rule 144, which limit the resale of securities purchased in a private placement. The Consideration Shares will be required to bear a U.S. restrictive legend substantially in the form as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAW. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAW, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

The Sellers receiving Consideration Shares agree to take any other action reasonably required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or blue sky laws and the rules and regulations thereunder in connection with the issuance of the Consideration Shares or the listing of such shares on the Nasdaq Capital Market.

5. Earn-Out

5.1 *Earn-Out*

In addition to the Closing Purchase Price and subject to the achievement of the following financial targets set forth below in this Section, the Sellers shall be entitled to a performance related earn out payment ("**Earn-Out**").

For the purpose of calculation of the Earn-Out the following definitions shall apply:

"**ARR-Target 2026**" means EUR 11,300,000 and relates to the twelve (12) months' period ending on 31 March 2027.

"**ARR-Target 2027**" means EUR 17,000,000 and relates to the twelve (12) months' period ending on 31 March 2028.

"**ARR Target(s)**" means each of ARR-Target 2026 and ARR-Target 2027.

"**Cross-Sale Deals**" means services rendered or products sold by the Group Companies together (contractually, factually or otherwise) with services or products of any other Affiliate of the Purchaser (each a "**Cross-Sale Deal**") whereby, for the determination of the respective ARR for the respective ARR Target, the portion of the fully paid annual contract value/revenue of the Cross-Sale Deal solely related to services rendered or products sold by the Group Companies shall be included in the Paid ARR.

"**Eligible Acquisitions**" means companies or businesses acquired by a Group Company after the Closing Date until the end of FY 2027, provided that (i) the respective acquisition was approved under the generally applicable governance procedure of the Purchaser's Group, (ii) such acquired company or business was integrated into the Group Companies' respective operations, and (iii) the profit and loss of such acquired company or business is reported in the consolidated profit and loss statement of the Target Company.

"**EO Max Amount**" means each of the ARR Max EO Amount 2026 and the ARR Max EO Amount 2027.

"**Paid ARR**" means the fully paid annualized value of contracted recurring revenue of the Group Companies (on a stand-alone basis) calculated in accordance with international financial reporting standards (IFRS) plus fully paid ARR from Cross-Sale Deals. For Earn-Out purposes, ARR also includes (i) 100% of fully paid annualized value of contracted recurring revenue from Eligible Acquisitions and (ii) 30% of fully paid annualized value of contracted recurring revenue from Sourced Acquisitions, whereby such 30% cap is applicable for all relevant years after any such transaction; only ARR which is fully paid is taken into account.

"**Sourced Acquisition**" means companies or businesses acquired by a member of the Purchaser's Group (but not a Group Company), which are introduced or sourced by one of the Group Companies, but not consolidated into the financials of the Target Group.

5.2 *Earn-Out Amounts*

5.2.1 An amount of EUR 10,000,000 (the "**ARR Max EO Amount 2026**") shall be payable in ordinary shares in the Purchaser, if the Paid ARR in the twelve months period ending on 31 March 2027 (the "**FY 2026**") amounts to or exceeds the ARR-Target 2026. 20% of any excess Paid ARR in the FY 2026 (i.e. 20% of any Paid ARR achieved in FY 2026 above 100% of the ARR-Target 2026) shall be counted towards the ARR-Target 2027.

5.2.2 An amount of EUR 15,000,000 (the "**ARR Max EO Amount 2027**") shall be payable in ordinary shares in the Purchaser, if the Paid ARR in the twelve months period ending on 31 March 2028 (the "**FY 2027**" and together with FY 2026 the "**Earn-Out Period**") amounts to or exceeds the ARR-Target 2027.

5.2.3 In case 75% or more (but less than 100%) of the respective ARR Target is achieved in the respective twelve months period, the respective EO Max Amount is payable pro rata (the respective payable Earn-Out amount each an "**Earn-Out Amount**"), e.g. if in FY 2026 the Paid ARR amounts to EUR 8,475,000 (i.e. an amount of 75% of the ARR-Target 2026) an Earn-Out for FY 2026 of EUR 7,500,000 (i.e. 75% of the ARR Max EO Amount 2026) is payable in ordinary shares of the Purchaser.

5.2.4 In case the ARR-Target 2026 is not fully achieved, the shortfall shall not result in forfeiture of the unpaid Earn-Out Amount for FY 2026, provided that excess Paid ARR above the ARR-Target 2027 in FY 2027 above 100% can be offset against such shortfall and such combined ARR amounts to or exceeds 75% of the ARR Target 2026 (such an Earn-Out amount, the "**Catch-up EO Amount 2026**") (e.g. if the ARR for FY 2026 is EUR 9,300,000, the ARR for FY 2027 needs to achieve (or exceed) EUR 19,000,000 in order to trigger payment of the unpaid Earn-Out Amount for FY 2026). The Catch-up EO Amount

2026 is payable as any, or together with any Earn-Out Amount for FY 2027 pursuant to Section 5.3.4.

5.2.5 The Earn-Out shall in no event exceed an amount of EUR 25,000,000. In case of an overachievement of the ARR-Target 2027, the excess ARR above the ARR-Target 2027 may be counted towards the ARR Target in FY 2026, if necessary, but no excess ARR will be applied to subsequent years.

5.3 *Earn-Out Calculation and Dispute Settlement*

5.3.1 The Purchaser shall prepare consolidated financial statements for the Purchaser's Group, the Paid ARR and Earn-Out Amounts shall be determined for each twelve months' period in the Earn-Out Period based on the audited consolidated financial statements of the Purchaser's Group. The workings to support the consolidated financial statements for the Purchaser's Group shall set-out any Paid ARR of the Group Companies separately or separable.

5.3.2 The Purchaser shall provide the respective audited consolidated financial statements of the Purchaser's Group together with calculations of Paid ARR for the Target Company for each financial year of the Purchaser in the Earn-Out Period in accordance with international financial reporting standards (IFRS) together with a detailed calculation of the respective Earn-Out Amount for the respective twelve months period (the "**Earn-Out Notice**") without undue delay to the Sellers' Joint Representative after each end of the financial year of the Purchaser the latest within twenty (20) Business Days following filing of Purchaser's audited financial statements. If no objection in written form (*schriftlich*) describing the deviations in fixed amounts and in detail the backgrounds and the reasons for each item (the "**Dispute Notice**") has been raised towards the Purchaser by the Sellers' Joint Representative within thirty (30) Business Days after the receipt of the respective Earn-Out Notice for the respective twelve months period with regards to the calculation of the Paid ARR and the Earn-Out Amount for the relevant Earn-Out Period, the calculation of the Earn-Out Amount for the relevant Earn-Out Period shall be deemed final, conclusive and binding between the Parties and payable in ordinary shares of the Purchaser pursuant to Section 5.3.4 for such twelve months period. In the event of the receipt of a Dispute Notice within the above stated period, the Parties shall negotiate in good faith with a view to resolving their disagreements over the disputed items within twenty (20) Business Days. If the Parties resolve their differences over the disputed items in accordance with the foregoing procedure, the components of the Paid ARR or Earn-Out Amount as a result thereof shall be the amounts agreed upon by them and such agreed Earn-Out Amount shall be payable pursuant to Section 5.3.4 for such twelve months period. If no agreement is reached, the Sellers' Joint Representative and the Purchaser shall each be entitled to request

the matter to be determined by an independent accounting firm (the "**Accounting Expert**") and request the Accounting Expert to make a binding determination as to the disputed items as a result of the resolution thereof in accordance with this Agreement. The Accounting Expert will serve as an expert (*Schiedsgutachter*) and not as an arbitrator (*Schiedsrichter*). The Accounting Expert shall be appointed jointly by the Sellers' Joint Representative and the Purchaser. If the Sellers' Joint Representative and the Purchaser are unable to agree on the person of the Accounting Expert within ten (10) Business Days of being requested to do so by the other Party, the Accounting Expert shall be appointed at the request of one of the Parties by the Institute of Public Auditors in Germany (*Institut der Wirtschaftsprüfer in Deutschland e.V.)* taking into account the proposals of the Parties. The Parties shall be obliged to execute customary engagement letters with the Accounting Expert (covering, inter alia, compensation and limitation of liability). The Accounting Expert shall review the submissions received and base its determination solely on such submissions and decide only within the limits of the existing dispute. In resolving any disputed item, the Accounting Expert may not assign a value to any item greater than the maximum value for such item claimed by either Party or less than the minimum value for such item claimed by either Party (as contained in the Earn-Out Notice and/or the Dispute Notice). The Accounting Expert shall give each Party a reasonable opportunity to present its views in writing. The Accounting Expert must prepare a written expert's opinion (*Schiedsgutachten*) in his/her reasonable discretion (*billiges Ermessen*) in this regard and the Parties shall use reasonable efforts that the Accounting Expert prepares such opinion within thirty (30) Business Days after his/her appointment. The decision of the Accounting Expert shall be deemed final and binding upon the Parties and the Earn-Out Amount as determined by the Accounting Expert payable pursuant to Section 5.3.4. The costs and expenditures for the Accounting Expert shall be initially advanced and borne by the Purchaser on the one side and by the Sellers on the other side in equal shares. The Purchaser and the Sellers shall bear their own costs and the costs of their advisors themselves respectively, unless the Accounting Expert reaches a different decision on the distribution of costs pursuant to the following sentence. The Accounting Expert shall ultimately decide in his/her reasonable discretion (*billiges Ermessen*) having regard to his/her decision and the original points of view and requests of the Parties pursuant to Section 91 of the German Code of Civil Procedure (*Zivilprozessordnung – ZPO*) regarding the distribution of his/her costs and expenses and the costs of the expert proceedings, including reasonable fees and expenditures of the Parties for their advisors.

5.3.3 The Purchaser shall procure, taking into account reasonably required confidentiality undertakings by the Sellers' Joint Representative, its professional advisors and the Accounting Expert, that the Sellers' Joint Representative, its professional advisors

involved, and the Accounting Expert receive all information and documentation reasonably required for the purposes of these Sections 5.1 through 5.4.

5.3.4 The respective Earn-Out Amount for each twelve month period in the Earn-Out Period shall be settled in each case within fifteen (15) Business Days as of becoming binding and final for such twelve months period pursuant to Section 5.3.2 or as agreed between Sellers' Joint Representative and the Purchaser, in each case by the issuance of respective ordinary shares in Purchaser to the Sellers pursuant to the allocation in Annex 3.1.1 of this Agreement as follows: The ordinary shares shall be calculated by dividing the respective amount by the Consideration Earn-Out Price (as defined below), whereby fractions shall be rounded down to the nearest whole share (the "**Consideration Earn-Out Shares**"). The Consideration Price ("**Consideration Earn-Out Price**") shall be based on the Agreed VWAP.

5.3.5 Subject to Section 12, the Parties agree that the Purchaser is entitled (in its own discretion) to hold back any Consideration Earn-Out Shares and not to issue them to any Seller in order to settle any liabilities, Taxes, social security contributions, expenses, legal fees, settlement costs and damages arising from or in connection with the VSOP and/or the PPR Plan which have not been recovered. Section 10.3 shall apply *mutatis mutandis*.

5.4 *Earn-Out protection provisions*

5.4.1 In case one of the following measures set forth in this Section 5.4.1 is carried out within the Earn-Out Period, the EO Max Amounts shall be deemed achieved in full and are to be settled by the issuance of the respective number of Purchaser Shares to the Sellers fifteen (15) Business Days as of the occurrence of a sale or transfer (by contract, merger or otherwise) of (i) more than 50% of the shares in the Target Company, (ii) all assets of the Group Companies.

5.4.2 After the Closing Date and during the Earn Out Period the Purchaser shall undertake, and shall procure that all Group Companies undertake, commercially reasonable efforts to not deliberately perform acts that are reasonably likely to negatively impact the Paid ARR. The following measures may be expected to have a negative impact on the Paid ARR, in each case subject to determination under the circumstances then prevailing:

(a) agreement of a material discount on the fees to be paid by customers (outside the ordinary course of business);

(b) terminating, delaying, postponing or negatively renegotiating material commercial contracts and relationships including for the avoidance of doubt, delaying contract's signatures or payments (outside the ordinary course of business);

(c) entry into customer agreements within the scope of the services rendered or products sold by the Group Companies by any other Affiliate of the Purchaser, to the extent such Paid ARR is not respectively adjusted (e.g. if it is sold by an Affiliate of Purchaser (other than a Group Company), but not taken into account for in the Earn-Out Notice towards the respective ARR Target).

6. No Leakage, Conduct of Business Covenant

6.1 *Leakage; Permitted Leakage*

6.1.1 The following actions taken or committed to be made from the Effective Date until the Closing Date, other than Permitted Leakage pursuant to Section 6.1.2, shall constitute "**Leakage**":

(a) payments by a Group Company to a Seller or an affiliated enterprise (*verbundenes Unternehmen*) in the meaning of sec. 15 of the German Stock Corporation Act ("**AktG**", such affiliated enterprises each an "**Affiliate**") or a relative (*Angehöriger*) in the meaning of sec. 15 of the German Fiscal Code ("**AO**") (a "**Related Person**") of a Seller;

(b) dividends, return of capital (whether by return of capital or purchase of shares) or open or hidden distributions (*offene oder verdeckte Ausschüttungen*) whether in cash or in kind by a Group Company to a Seller, its Affiliate or its Related Person (in cash or in kind);

(c) waiver (*Verzicht*) or release by a Group Company of any claims of any kind against a Seller, its Affiliate or its Related Person;

(d) any transfer or surrender of any asset of the Group Company to, or assumption or of indemnification from any liability (including, without limitation, any indebtedness, expenses or costs) by a Group Company for the benefit of a Seller, its Affiliate or its Related Person;

(e) any payment by a Group Company of any brokerage, finder's fee, expenses, debts, charges, commission, advisor's fee, bonus (including any transaction or sale bonuses) or extra compensation in relation to the preparation or execution of the transaction contemplated under this Agreement or in relation to a sale of the Sold Shares as well as any of such payments which have been incurred or agreed prior to the Effective Date and paid after Closing (the "**Transaction Costs**") (while, for the avoidance of doubt, certain Transaction Costs the payment of which has been assumed by the Sellers under the signed Sellers' Agreement (as attached as

<u>Annex 6.1.1</u>) shall not be considered Leakage to the extent they are borne and paid solely by the Sellers).

(f) provision of guarantees, sureties (*Bürgschaften*), or any other collateral by a Group Company to secure liabilities of a Seller, its Affiliate or its Related Person;

(g) any payment by a Group Company in connection with or for the implementation of the settlement of the PPR or the VSOP (for the avoidance of doubt: other than the payment of the VSOP/PPR Settlement Amount, which is facilitated by the Target Company, but paid by the Sellers out of the Cash Purchase Price);

(h) any agreement or commitment or accrual or non-arms' length pricing by or for the account of any Group Company to do any of the foregoing for the benefit of a Seller, its Affiliate or its Related Person; or

(i) any Tax of a Group Company triggered as a consequence of any action pursuant to Section 6.1.1(a) to 6.1.1(h).

6.1.2 "**Permitted Leakage**" shall mean:

(a) any payment or performance made with the prior written consent of the Purchaser or requested in writing by the Purchaser; and

(b) payments or performances made and/ or benefit received in connection with agreements and measures listed in **<u>Annex 6.1.2</u>**, or otherwise expressly provided for in this Agreement; and

(c) and any payment or incurrence of Tax by a Group Company on any item of Permitted Leakage is also Permitted Leakage.

6.1.3 Each Seller, severally and as individual debtor (*als Einzelschuldner*), hereby guarantees to the Purchaser by way of an independent guarantee (*selbständiges Garantieversprechen*) that no Leakage other than Permitted Leakage has occurred from the Effective Date until the Signing Date with regard to the benefit of the respective Seller or any of its Affiliates or any of its Related Persons.

6.1.4 Each Seller, severally and as individual debtor (*als Einzelschuldner*), undertakes to the Purchaser not to receive or cause any Leakage other than Permitted Leakage from and including the Signing Date until the Closing Date with regard to the benefit of the respective Seller or any of its Affiliates of any of its Related Persons. Any measures pursuant to Sections 6.1.1(e) and 6.1.1(g) apply to the benefit of all Sellers (to the extent not actually received by or on behalf of, or for the benefit of any Seller (or Seller's

Affiliates)) apply to the benefit of all Sellers and, for the avoidance of doubt, to the extent there is any Seller liability under clauses 6.1.1(e) and 6.1.1(g), each Seller shall only be liable for its pro rata share (based on the Total Purchase Price allocated to the respective Sellers' Sold Shares pursuant to Annex 3.1.1), subject to each Seller's individual liability cap pursuant to clause 10.6.2.

6.1.5 After and subject to Closing having occurred in accordance with the terms of this Agreement, the respective Seller who is in breach of Section 6.1.3 or who has directly or indirectly (via its Affiliates or Related Persons) received, benefitted from or caused Leakage other than Permitted Leakage in violation of Section 6.1.4 shall immediately repay or return the amount actually received or benefitted by such Seller (or its Affiliates or Related Persons) Euro for Euro ("**Leakage Claim**") to the respective Group Company, provided that any Leakage Claim due to any measures pursuant to Sections 6.1.1(e) and 6.1.1(g) shall only be repaid promptly upon the Purchaser notifying the Sellers thereof in writing (email sufficient) stating the nature, the circumstances and the amount of the Leakage. The provision of Section 10.9 shall apply to this Section 6.1 *mutatis mutandis.* For the avoidance of doubt, Section 10.6.2 shall also apply in case of a Leakage Claim by a Group Company.

6.2 *Conduct of Business Covenant*

6.2.1 For the period between the Signing Date and the Closing Date, each of the Sellers shall, to the extent legally permissible, exercise their shareholder rights to the effect that and Seller 1 and Seller 2 shall procure that Founder 1 and Founder 2, respectively, perform their management functions to the effect that the Group Companies

(a) Conduct their business in all material respects in the ordinary course of business consistent with past practice;

(b) Not dispose of, lease, or create any security interest over, any assets with a value exceeding EUR 50,000.00 other than in the ordinary course of business,

(c) Not carry out or effect any material capital expenditures or other material investments in excess of EUR 50,000.00 in aggregate per calendar month other than any amounts either already approved in any relevant budget;

(d) Maintain the cash management and spending strictly in the ordinary course of business consistent with past practice;

(e) Not incur payment liabilities which exceed the amount of EUR 50,000.00 in the individual case;

(f) Not take out loans or credits or other financial liabilities other than in the ordinary course of business;

(g) Not form, purchase or sell a company, partnership or enterprise or an open or silent interest in such entity nor enter into an obligation to do any of the foregoing;

(h) Not amend any of their constitutional documents, take reorganization measures or conclude any enterprise agreements, issue or redeem any shares, equity securities or securities convertible into shares or equity securities or agree upon such issuance or grant any option or encumbrance in respect of or over shares or any such securities;

(i) Not grant any increase in wages, salaries, bonus, pensions, benefits, fringe benefits or other remuneration of any directors or employees of the Group Companies other than increases which are granted in the ordinary course of business;

(j) Not increase the share capital or issue shares out of the authorized capital of the Target Company.

except (i) as specifically referred to in this Agreement, (ii) as required by or to comply with law or forthcoming change in the law, (iii) in relation to the measures or to consummate the Transaction, (iv) in order to effect any Permitted Leakage, or (v) to the extent legally permissible, with the prior consent of the Purchaser which shall not be unreasonably withheld or delayed and the Sellers shall not vote for any shareholder resolution contrary to that. The Purchaser's consent shall be deemed granted if and to the extent no objection from or on behalf of the Purchaser is received in text form by the Sellers within five (5) Business Days following receipt by the Purchaser of the request for consent.

6.2.2 Any claims for a breach of the Seller's covenants pursuant to this Section 6.2 (such event, a "**Breach of Covenant**"), other than as a result of intentional or grossly negligent conduct of the Sellers, shall be time-barred (*verjährt*) after twelve (12) months from the Closing Date. Each Seller is only liable under this Section, except as expressly provided otherwise, with respect to itself regarding its failure to exercise its voting rights and use reasonable efforts to use such powers as are vested in such Seller in its capacity as a shareholder of the Target Company.

6.2.3 The provision in Section 10 shall apply to this Section 6.2 *mutatis mutandis*.

7. Management Incentive Programs

7.1 *Retention Pool at the level of the Purchaser*

The Purchaser shall implement a EUR 3,000,000.00 restricted share unit retention pool (the "**Incentive Shares**") at the level of the Purchaser for key personnel and employees of the Group Companies. The Incentive Shares shall be issued at a price calculated based on the Agreed VWAP. The Euro/US dollar exchange rate shall be 0.8503.

7.2 *Profit Participation Rights at the level of the Target Company*

The Target Company has set up a profit participation rights program (the "**PPR Plan**") pursuant to which the Target Company has granted profit participation rights to the beneficiaries (the "**PPR Beneficiaries**") as set forth in **Annex 7.2(i)** next to each PPR Beneficiary. Pursuant to the terms and conditions of the Existing ISHA and PPR Plan, the PPR Beneficiaries will not be entitled to payments as of Closing but might be entitled to a payment in case of a certain amount of the Earn-Out is payable. Therefore, the Parties envisage cancelling the program and the profit participation rights of the PPR Beneficiaries until the Closing Date against cash settlement with the PPR Beneficiaries. The Sellers agree that the Target Company cancels the profit participation rights plan enters with PPR Beneficiaries into consent and waiver letters ("**PPR Letters**") in which PPR Beneficiaries waive any claims they may have against the Target Company under the PPR against settlement in cash substantially in the forms as attached hereto as **Annex 7.2(ii)** and the Sellers shall vote in favour of such cancellation, to the extent a shareholders' resolution should be required or requested in this regard.

7.3 *Virtual Option Program at the level of the Target Company*

The Target Company has set up a virtual option plan for the Company (the "**VSOP**") pursuant to which the Target Company granted virtual options to certain beneficiaries (the "**VSOP Beneficiaries**") as set forth in **Annex 7.2(i)** next to each VSOP Beneficiary. Pursuant to the terms and conditions of the Existing ISHA and the VSOP, the VSOP Beneficiaries will not be entitled to payments as of Closing but might be entitled to a payment in case a certain amount of Earn-Out is payable. Therefore, the Parties envisage cancelling the program and virtual options of the VSOP Beneficiaries until the Closing Date against cash settlement with the VSOP Beneficiaries. The Sellers agree that the Target Company cancels the VSOP program and enters with VSOP Beneficiaries into consent and waiver letters ("**VSOP Letters**") in which they waive any claims they may have against the Target Company under the VSOP against settlement in cash substantially in the form

as attached hereto as **Annex 7.3** and the Sellers shall vote in favour of such cancellation, to the extent a shareholders' resolution should be required or requested in this regard.

7.4 *Post-closing matters*

The Parties agree that the Target Company shall use best efforts to enter into any VSOP Letter or PPR Letters from VSOP Beneficiaries and PPR Beneficiaries, which have not signed such letter by the Closing Date (the "**Remaining Beneficiaries**"). To back any settlement payment for already obtained PPR Letters and VSOP Letters in fulfillment of Sections 7.2 and 7.3 and further payment obligation for settlements for Remaining Beneficiaries the Sellers shall pay the Target Company an aggregate amount of EUR 100,000.00 (the "**VSOP/PPR Settlement Amount**"). The Sellers, receiving a portion of the Cash Purchase Price pursuant to Annex 3.1.1 and being parties to the Escrow Agreement hereby instruct the acting notary to pay on their behalf the VSOP/PPR Settlement Amount from the Cash Purchase Price on the Escrow Account to the Target Company. The Purchaser shall procure that after Closing Date the Target Company provides regular updates and, if any, delivers notices of Third Party Claims in connection with VSOP Beneficiaries or PPR Beneficiaries on a six-months basis to the Sellers for a period of 18 months following the Closing and within six months after Earn-Out for FY 2027 is finally determined.

8. Closing

8.1 *Closing and Scheduled Closing Date*

The Parties undertake to consummate the transactions contemplated by this Agreement by performing the Closing Actions envisaged in Section 8.3 five (5) Business Days after the Information Confirmation Date, remotely or another date and place agreed upon by the Parties (the "**Scheduled Closing Date**").

8.2 *Closing Obstacle, Cooperation*

8.2.1 The Purchaser may refuse to carry out the Closing if prior to the Scheduled Closing Date the Target Company files for insolvency or is legally required to file for insolvency pursuant to Section 17 and 19 German Insolvency Code (the "**Closing Obstacle**"). The Sellers shall inform the Purchaser promptly (*unverzüglich*) if they have knowledge of a circumstance which constitutes a Closing Obstacle. The Purchaser needs to inform the Sellers promptly (*unverzüglich*). If the Purchaser refuses to carry out the Closing pursuant to this Section 8.2.1, the Purchaser shall not be liable and the Sellers hereby waive any claims in this respect.

8.2.2 Each Seller receiving Consideration Shares as set-out in Annex 3.1.1 shall in respect of itself provide within three (3) Business Days after the Signing Date, to the extent not provided prior the Signing Date, to the Purchaser and the Purchaser's transfer agent information as reasonably requested by the transfer agent and attached hereto as sample in **Annex 8.2.2**. Purchaser shall forward such information without undue delay to transfer agent and enable direct exchange between the respective Seller individually and transfer agent and Sellers receiving Consideration Shares shall timely provide such other information as the transfer agent may reasonably request. Each Seller undertakes to provide in respect of itself any further reasonably requested information to the transfer agent until the transfer agent confirms to the Purchaser and the Sellers that he has all information required from the Sellers to issue the Consideration Shares at the Scheduled Closing Date (the day, the transfer agent issues such a confirmation, the "**Information Confirmation Date**")

8.3 *Closing Actions*

The Parties agree that the following Closing Actions shall be performed on the Scheduled Closing Date in the following order of priority ("**Closing Actions**"):

(a) The Target Company has provided written confirmation to the Purchaser that the authorized capital 2025/I of the Target Company (*Genehmigtes Kapital 2025/I*) in the current amount of EUR 370 has not been utilized until the Scheduled Closing;

(b) The Joint Representative shall deliver to the Purchaser a copy of the duly executed ISHA Termination Agreement;

(c) Each of the Sellers who is entitled to nominate or appoint a member of the advisory board (*Beirat*) of the Target Company shall provide the duly signed resignation letters from the relevant member of the advisory board (*Beirat*) of the Target Company, confirming (a) their resignation effective as of the Closing Date and (b) that they have no outstanding claims or rights against the Target Company in their capacity as member of the advisory board.

(d) The Target Company shall provide a confirmation to the Purchaser that no Leakage other than Permitted Leakage occurred since the Effective Date until the Closing Date.

(e) Seller 1 and Seller 2 shall in accordance with Section 10.6.7 deliver to the Purchaser a disclosure statement substantially in the form as attached hereto as **Annex 8.3(e)** ("**Bring Down Statement** ") with respect to the Sellers` Representations given by Seller 1 and Seller 2 also as of the Closing Date ("**Bring Down Representations** ") as well as claims pursuant to Section 11.

(f) The Purchaser pays the Cash Purchase Price to the Escrow Account.

(g) The Purchaser shall deliver evidence of shares in book-entry form for the Stock Purchase Price to the Sellers by delivering a statement of the transfer agent confirming the issuance of the Consideration Shares to each Seller.

The Sellers (jointly) and the Purchaser may jointly waive the fulfillment of any of the Closing Actions.

The Parties acknowledge that the payment of the Cash Purchase Price pursuant to Section 8.3(f) will be made from Hong Kong to the German Escrow Account and that due to the time difference the receipt of payment may be delayed. The Parties hereby agree that a delay of one (1) Business Day is acceptable and that no interest shall apply in case of a delay.

The Parties further acknowledge that the delivery of the evidence pursuant to Section 8.3(g) may take some time. The Purchaser shall use its best efforts to ensure that the transfer agent delivers such evidence of shares as soon as possible. No interest shall apply in case of the delayed delivery of the evidence of shares in book-entry form.

8.4 *Closing Memorandum, Closing Notice*

8.4.1 In order to confirm that all Closing Actions have been performed ("**Closing**"), the Parties undertake, on the day on which the last Closing Action has been performed and thus Closing has occurred ("**Closing Date**"), to sign, for evidentiary purposes only, a closing memorandum substantially in the form attached hereto as **<u>Annex 8.4.1</u>** ("**Closing Memorandum**").

8.4.2 The Parties undertake to notify the acting notary of the occurrence of the Closing immediately after signing of the Closing Memorandum by e-mail (attaching a scan of the signed Closing Memorandum as a PDF document). The Parties hereby instruct the acting notary to submit an updated list of shareholders pursuant to Section 40 para. 2 of the German Limited Liability Companies Act ("**GmbHG**") to the commercial register of the Target Company without undue delay after the corresponding notification of the occurrence of the Closing and to provide the Target Company and the Purchaser with a copy of the updated list of shareholders. The Purchaser shall be also entitled to provide separate proof to the acting notary that the conditions precedent pursuant to Section 2.4(ii) has been fulfilled (by providing evidence as set forth in Section 8.3(g)) and the Parties hereby instruct the acting notary to submit an updated list of shareholders to the

commercial register of the Target Company without undue delay also after receipt of the corresponding proof from the Purchaser and receipt of the Cash Purchase Price pursuant to Section 8.3(f).

8.5 *Right to Withdraw*

8.5.1 In the event that the Closing Actions set forth in Section 8.3(f) and 8.3(g) have not been taken within ten (10) Business Days after the Scheduled Closing Date, the Joint Representative (upon the express prior consent of the Sellers, acting jointly) may withdraw from (*zurücktreten von*) this Agreement, whereby the Joint Representative shall not be entitled to withdraw if the delay was caused by external factors (and not by the Purchaser).

8.5.2 In the event that Closing does not occur due to the Closing Obstacle, the Purchaser or the Joint Representative (upon the express prior consent of the Sellers, acting jointly) may withdraw from (*zurücktreten von*) this Agreement.

8.5.3 A withdrawal shall be declared by written notice of the respective Party. There shall be no right to withdraw from the Agreement if the Party withdrawing has prevented in bad faith (*wider Treu und Glauben*) a timely occurrence of the Closing.

8.5.4 In the event of a withdrawal, this Agreement shall thereafter cease to have force and effect and shall not create any binding obligation between the Parties except for breach of this Agreement prior to such withdrawal and except that this Section 8.5 as well as Sections 16.1 to 18 shall survive.

9. Representations

9.1 *Form and Scope of Representations of Sellers*

9.1.1 It is agreed and understood between the Parties that the Purchaser enters into the W&I Insurance (as defined below) and that the Sellers have only limited liability under this Agreement vis-à-vis the Purchaser with respect to any Breach of Business Representations (as defined below) and claims pursuant to Section 11 and that the Purchaser's sole recourse with respect to any breaches of Business Representations and claims pursuant to Section 11, unless otherwise expressly provided for herein, is the insurance company under the W&I Insurance.

9.1.2 Each of the Sellers hereby individually represents and warrants to the Purchaser, by way of an independent guarantee (*selbständiges Garantieversprechen*) pursuant to Section 311 para. 1 BGB, that the statements set forth in Section 9.2.1 ("**Fundamental Representations**") are correct, in each case as of the Signing Date and Closing Date unless

a different date is expressly stated in the respective Seller's Representation. The Parties agree that the representations set forth in Section 9.2.1 are given by each Seller only regarding its own person and regarding the Sold Shares held by the respective Seller each as an individual debtor (*Einzelschuldner*).

9.1.3 Subject to the exclusions and limitations provided in this Agreement, Seller 1 and Seller 2 hereby represent and warrant to the Purchaser, by way of an independent guarantee (*selbständiges Garantieversprechen*) pursuant to Section 311 para. 1 BGB, that the statements set forth in **Annex 9.1.3** ("**Business Representations**" and, together with the Fundamental Representations, the "**Sellers' Representations**") are correct, in each case as of the Signing Date and as of the Closing Date unless a different date is expressly stated in the respective Sellers' Representation. Seller 1 and Seller 2 make the Business Representations pursuant to Annex 9.1.3 as partial debtors (*Teilschuldner*).

9.1.4 The Seller's Representations do not constitute an agreement on a certain condition (*Beschaffenheitsvereinbarung*) within the meaning of Section 434 BGB or a guarantee of quality concerning a condition (*Beschaffenheitsgarantie*) within the meaning of Section 443 BGB.

9.1.5 **Seller's Best Knowledge**" shall mean the actual knowledge (*positive Kenntnis*) of the relevant Seller which they had as of the Signing Date and in relation to Business Representations the actual knowledge (*positive Kenntnis*) of Seller 1 and Seller 2 after having provided the persons listed in **Annex 9.1.5** ("**Knowledge Bearer**") with the Business Representations and having obtained a confirmation from them that they do not have actual knowledge of any facts or circumstances which would render any of Business` Representations incorrect.

9.2 *Seller's Representations*

9.2.1 *Fundamental Representations*

(a) *Sellers*

(i) Each Seller has full right, power, authority and capacity to enter into and to consummate this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly executed on behalf of each Seller and, together with all other documents as contemplated by this Agreement, constitutes a legal, valid and binding obligation of the Sellers under German law.

(ii) All necessary consents and corporate actions have been obtained by the Sellers regarding the execution and performance of this Agreement and the transactions contemplated thereby. No legal or administrative proceedings are pending or to the respective Seller's Best Knowledge threatened against any of the Sellers before any court, arbitrator or Governmental Authority which could in any manner materially affect the execution or performance or alter the terms of this Agreement or the transactions contemplated thereby.

(iii) No insolvency or similar proceedings have been opened, have been rejected on account of lack of assets in relation to any Seller or have been applied for by the respective Seller or to the respective Seller's Best Knowledge by a third party. None of the Sellers is illiquid (*zahlungsunfähig*) or over-indebted (*überschuldet*) within the meaning of Sections 17 and 19 of the German Insolvency Code (*Insolvenzordnung – InsO*).

(b) *Target Company, Sold Shares*

(i) Each Seller holds full and unrestricted legal and beneficial title (*uneingeschränkte rechtliche und wirtschaftliche Inhaberschaft*) to the respective Sold Shares. The Sold Shares have not been pledged or encumbered and are free and clear of any third-party rights. Each Seller may freely dispose of the respective Sold Shares, in particular, without requiring the consent of third parties, subject to the provisions included in the articles of association of the Target Company.

(ii) The Sold Shares have been validly issued, are fully paid and free of additional payment obligations (*Nachschusspflichten*). Contributions (*Einlagen*) on the Sold Shares have not been repaid in full or in parts.

9.3 *No other Sellers' representations*

9.3.1 The Purchaser acknowledges to purchase and acquire the Sold Shares and the business in the condition they are in at Closing based upon the Purchaser's own inspection, examination and determination with respect thereto.

9.3.2 The Purchaser acknowledges and agrees that the Sellers' Representations are given on the basis that they should be regarded as a risk allocation between the Parties and that the Sellers, their advisors, the management and other employees of the Group Companies have not, by way of a vendor due diligence, independently examined or verified the underlying facts, matters, circumstances and statements made in such Sellers' Representations and that

this shall neither be construed or interpreted as constructive fraud (*Arglist*) nor indirect intent (*bedingter Vorsatz*) due to insufficient or inadequate inquiries (*Angaben ins Blaue hinein*) by the Sellers.

9.3.3 Any disclosures made against any of the Sellers' Representations falling below any materiality thresholds or containing any additional information which is not required to be disclosed according to the terms of the respective Sellers' Representations, shall not be construed to broaden or expand the scope of the respective Sellers' Representations or change the materiality standards implied by the respective Sellers' Representations in any form whatsoever.

9.3.4 Without limiting the generality of the foregoing, the Purchaser acknowledges that the Sellers make no representations, warranties or guarantees with respect to any projections, estimates or budgets delivered or made available to the Purchaser of future revenues, future results, or operations (or any component thereof), future cash flows or future financial condition (or any component thereof) or the future business operations of the Group.

10. Liability of Sellers

10.1 *Breach of Sellers' Representations*

10.1.1 If any of the Sellers' Representations is incorrect in part or in whole (a "**Breach** "), each Seller shall be liable severally and not jointly to remedy the following breaches:

(a) each Seller only with respect to the Fundamental Representation and as applicable to such Seller; and

(b) only regarding Seller 1 and Seller 2 also with respect to Business Representations;

for putting the Purchaser, or, at the election of the Purchaser, the respective Group Company into the same position that it would have been in if the relevant Sellers' Representation had been correct or had not been breached (*Naturalrestitution*) (the "**Restitution in Kind**"). If the respective Sellers have not performed the Restitution in Kind within six (6) weeks after being notified of a Breach or in case a Restitution in Kind is impossible (*unmöglich*), the respective Sellers shall be liable for paying damages to the Purchaser or, at the election of the Purchaser, to the respective Group Company for the Losses.

10.1.2 "**Losses**" mean all liabilities, reasonable costs and expenses and other damages within the meaning of Sections 249 *et seqq*. BGB taking into account present and future advantages and benefits (including avoided losses, tax benefits and savings as well as increases in the

value of any asset owned by the respective Group Companies related to the relevant matter), it being understood that (i) unforeseeable consequential or unforeseeable indirect damages, (ii) lost profits (*entgangener Gewinn*), (iii) damages/losses to goodwill or for lost opportunities (*entgangene Geschäftschancen*), (iv) frustrated expenses (*vergebliche Aufwendungen*), and (v) internal administration and overhead costs and expenses of the Purchaser, any of its Affiliates and the Group Companies are excluded. The Purchaser shall not have the right to argue with respect to the calculation of damages that the Total Purchase Price was calculated taking into account a certain multiple (Euro for Euro principle).

10.2 *Notice of Breach*

10.2.1 If after the Closing the Purchaser or a Group Company becomes aware of a Breach of Sellers' Representation or any circumstances indicating a potential Breach of Sellers' Representation, the Purchaser will notify the Sellers thereof in writing ("**Notice of Breach**") without undue delay, at the latest within twenty (20) Business Days after the discovery of the Breach of Sellers' Representation or the relevant circumstances. The Notice of Breach must state the nature and the circumstances of the Breach and, to the extent reasonably possible at that point in time, a good faith estimate of the amount of the Losses expected.

10.2.2 To the extent reasonably requested by the relevant Sellers in order to investigate the alleged Breach of Sellers' Representations and to assess the resulting Losses, the Purchaser will provide, and will ensure that the Group Companies provide, the relevant Sellers (i.e. each Seller only with respect to the Fundamental Representations and as applicable to such Seller and only Seller 1 and Seller 2 also with respect to Business Representations) and their representatives or advisers and accountants with all relevant information, documents and assistance, if legally permitted, including access to the premises and personnel of the Group Companies during normal working hours.

10.3 *Third Party Claims*

10.3.1 In case a claim is asserted, or legal action is brought by a third party against the Purchaser or a Group Company in connection with circumstances for which the Sellers may be liable under the Sellers' Representations, the following shall apply:

(a) The Purchaser shall, without undue delay, at the latest within twenty-five (25) Business Days, notify (to the extent legally permitted) the Sellers of any claim asserted against or request made towards the Purchaser or the Group Company by any third party, court, arbitrator or Governmental Authority or of any investigation

by any court, arbitrator or Governmental Authority which, in each case, could give rise to a Breach of Sellers' Representations (each a "**Third Party Claim**"). At the request of the Sellers, the Purchaser shall provide them with a copy of the documents relating to Third Party Claim (to the extent legally permitted).

(b) The Purchaser shall provide the relevant Sellers (i.e. each Seller only with respect to the Fundamental Representations and as applicable to such Seller and only Seller 1 and Seller 2 also with respect to Business Representations) with all materials, information and assistance relevant to the Third Party Claim and shall procure (*dafür einstehen*) that such Sellers are given reasonable opportunity to comment or discuss with the Purchaser any measures which the Sellers propose to take or to omit in connection with a Third Party Claim. In particular, the Sellers must be given the opportunity to comment on, participate in, and review any reports related to any audits, investigations or other governmental measures, and shall receive copies of all relevant orders (*Bescheide*) of any authority.

(c) The Purchaser will not and will ensure that the Group Company will not, admit any liability or acknowledge, settle or dispose of any Third Party Claims without the prior written consent of the Sellers, not to be unreasonably withheld.

(d) The Sellers are entitled to take over the defense against a Third Party Claim by written notice to the Purchaser at any time at sole discretion. In that case, the Sellers may in particular take (or direct the Purchaser and/or the Target Company to take) any measures that in their opinion are necessary or appropriate to dispute or defend such Third Party Claim in the name and on behalf the Group Companies (including making counterclaims or other claims against third parties), provided that the Sellers may acknowledge or settle a Third Party Claim only with the consent of the Purchaser. To the extent requested by the Sellers for the defense against a Third Party Claim, the Purchaser will provide, and will ensure that the Group Companies will provide, the Sellers, its representatives, advisers and accountants with all relevant information, documents, and assistance. The Sellers will, in each case without undue delay (*unverzüglich*), keep the Purchaser informed about all relevant measures taken by them with respect to the Third Party Claim and provide copies of all communication pertaining to the Third Party Claim to the Purchaser.

(e) The costs and expenses, including advisers' fees, incurred by the Sellers for defending against the Third Party Claim will be borne by the Sellers.

(f) This Section 10.3.1 shall not apply if the Third Party Claim results in a claim of the Purchaser (i) under the W&I Insurance, and the Insurer under the W&I Insurance

decides to take over the defense against such Third Party Claim or (ii) the Liability Cap of EUR 1.00 applies. The preceding sentence shall not apply with regard to Third Party Claims that might reasonably result in a breach of a Fundamental Representation, unless the Purchaser receives conflicting instructions from the Sellers and Insurer, in which case Section 82 (2) sentence 2 of the German Insurance Contract Act (*Versicherungsvertragsgesetz - VVG*) applies accordingly (*i.e.* for such purposes only, the Sellers shall be deemed to be a "*Versicherer*" under Section 82 para. 2 sentence 2 VVG). The Purchaser, when exercising its discretion, shall act as prudent businessman (*ordentlicher Geschäftsmann*) using reasonable commercial efforts to avoid and mitigate damages; in such case, the Purchaser shall be obliged, before exercising its discretion, to (i) provide the Sellers with the instructions received from the W&I Insurer and (ii) take into consideration the arguments of both the Sellers and the W&I Insurer.

10.4 *Purchaser's Knowledge*

10.4.1 The Purchaser confirms that it has been given the opportunity to conduct a review of the Group Companies and their business from a financial, tax and legal perspective and it has had access to detailed information regarding the Group Companies and their business in the virtual data room hosted by Ansarda ('Project Pyra') accessible for the Purchaser, its Affiliates and/or their respective representatives, directors, employees or advisers from 4 September 2025 to 22 December 2025 (the "**Data Room**").

10.4.2 The Purchaser shall not be entitled to bring any claim against the Seller 1 and Seller 2 for Breaches of Business Representations, if and to the extent any of the underlying facts or circumstances or events giving rise to the claim have been disclosed to or were known by the Purchaser and its respective directors, managers, employees, consultants, agents or advisers (collectively, the "**Information Recipients**"). The following shall be deemed known by the Purchaser:

(a) the matters and circumstances referred to or included in this Agreement (including, for the avoidance of doubt, its Annexes and Exhibits);

(b) the matters and circumstances Fairly Disclosed in the Data Room and by emails (i) dated 22 December 2025 sent by Vijayalakshimi.Sethuraman@torchpartners.com, (ii) dated 23 December 2025 sent by matt.stone@torchpartners.com, (iii) dated 23 December 2025 sent by Stefan.Koeck@torchpartners.com, (iv) dated 24 December 2025 10:55h sent by Vijayalakshimi.Sethuraman@torchpartners.com, (v) dated 24 December 2025 12:26h sent by Vijayalakshimi.Sethuraman@torchpartners.com, (vi) dated 29

December 2025 11:24h sent by Vijayalakshimi.Sethuraman@torchpartners.com, (vii) dated 30 December 2025 12:57h sent by Vijayalakshimi.Sethuraman@torchpartners.com, (viii) dated 30 December 2025 14:51h sent by Vijayalakshimi.Sethuraman@torchpartners.com, (ix) dated 30 December 2025 15:57h sent by Vijayalakshimi.Sethuraman@torchpartners.com, and in each case as listed in **Annex 10.4.2**;

(c) any answers given by or on behalf of the Sellers and their advisers or any representative of the Group Companies to any questions raised by an Information Recipient and all other information provided to an Information Recipient in writing or text form (Section 126b BGB), during the discussions and negotiations leading up to the execution of this Agreement.

"**Fairly Disclosed**" means disclosed in the Data Room in a manner that is not misleading and is sufficient in a manner that the matter appears clearly on the face and/or by comprehension of the disclosed information to allow a reasonably prudent purchaser and/or its professional advisors applying the customary duty of care to identify the relevance of such event, circumstance, fact, loss or other matter.

10.4.3 An electronic copy of the Data Room (including its Q&A tool), a copy of which is contained on a USB flash drive ("**USB Stick**") that was handed over by the Sellers to the Purchaser before or on the Signing Date, shall be set aside and preserved in custody (*in Verwahrung*) by the acting notary for a period of five (5) years after the Closing Date. The Parties instruct the acting notary to keep this USB Stick in custody for a period of five (5) years (and thereafter destroy it) and grant each Party access to the USB Stick, unless the Parties jointly instruct the acting notary otherwise. For the avoidance of doubt, the acting notary is not responsible for the content or readability of the USB Stick.

10.5 *Further Exclusions and General Limitations of Seller's Liability*

10.5.1 Without prejudice to any other exclusions or limitations set forth in this Agreement, the Sellers will not be liable, and the Purchaser will not have any claims against the Sellers under or in connection with this Agreement, if and to the extent that:

(a) any claims of the Purchaser result from the passing of, or a change in, any law, regulation or rule or the interpretation of any law, regulation or rule by the courts, arbitrators or Governmental Authorities or a change in the administrative practice of the Governmental Authorities after the Closing Date. "**Governmental Authority**" means (i) any government, governmental or quasi-governmental

authority, entity, ministry, department, commission, board, agency or instrumentality; (ii) any court, tribunal, or judicial or arbitral body, whether federal, state, provincial, local or foreign; and (iii) any body exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power of any nature;

(b) the matter to which the claim of the Purchaser relates has been specifically taken into account in the financial statements of a Group Company as specific provision (*Rückstellung*);

(c) the matter giving rise to the claim results in a tax or other benefit to the Purchaser, any of the Purchaser's Affiliates, or a Group Company, it being understood that all advantages in connection with the relevant matter shall be taken into account;

(d) the realization of the claims would lead to or result in a double discharge of the Loss in question (*keine Doppelanrechnung*). The Sellers shall under no circumstances be required to make a payment which would result in (from an economic perspective) a double compensation of (on a combined view) the Purchaser, any Purchaser's Affiliate or a Group Company. The Parties are in agreement that if one and the same set of facts (*Sachverhalt*) qualifies under more than one provision entitling the Purchaser to a claim under this Agreement, there shall be only one claim. In particular, the foregoing shall apply if one and the same set of facts (*Sachverhalt*) qualifies under more than one of the Sellers' Representations; or

(e) the Purchaser, any of the Purchaser' Affiliates or, after the Closing, a Group Company have obtained or can obtain on the basis of an enforceable and recoverable claim compensation from a third party (e.g., insurer) in respect of the Losses arising from the breach or inaccuracy of a Sellers' Representation.

10.6 *Liability Caps, W&I Insurance*

10.6.1 The maximum aggregate liability of the Sellers for any claims for Breaches of Business Representations or claims pursuant to Section 11, shall not exceed EUR 1.00 (the "**Liability Cap**").

10.6.2 The maximum aggregate liability of the Sellers under or in connection with this Agreement (including for the avoidance of doubt the specific indemnities and Leakage Claims), irrespective of the combination and the number of claims, shall not exceed an amount equal to the Total Purchase Price (paid in cash and Consideration Shares and Consideration Earn-Out Shares), provided, however that for each Seller, an individual liability cap equal to the amount of the portion of the Total Purchase Price allocated to the respective Sellers' Sold

Shares pursuant to Annex 3.1.1 and actually payable (taking into account Earn-Out only if achieved and after deduction of the VSOP/PPR Settlement Amount) shall apply. Any recourse of the Purchaser for Losses against any of the Sellers shall be first through cancellation of the Consideration Shares, valued at the Consideration Price, to the extent such Considerations Shares are still held respectively by the respective Seller and secondly in cash. In this case subject to Section 10.1 through 10.5 applying, the Purchaser may, in its sole discretion and by written notice to the respective Seller, be entitled to cancel the respective number of Consideration Shares, which shall be valued at a price per Consideration Share equal to the Consideration Price. The Purchaser may also withhold and cancel Consideration Earn-Out Shares of the respective Seller instead (if any) valued at the Consideration Earn-Out Price, if a claim is made at the time of the issuance of Consideration Earn-Out Shares (if any).

10.6.3 The Purchaser (i) confirms to the Sellers that it will concurrently with the signing of this Agreement take out a buy-side warranty & indemnity insurance with regard to the Transaction under an insurance policy, a copy of the execution version of which is attached as **Annex 10.6.3**, including all appendices (with the exception of appendix 5, which is a final draft of this Agreement) (such policy including any exclusions, limitations or denials of coverage thereunder, the "**W&I Insurance**" and the relevant insurance provider(s) as identified therein (collectively) the "**W&I Insurer**"), and (ii) undertakes not to subsequently change or terminate the W&I Insurance and to refrain from any other actions or omissions that adversely affect the Purchaser's coverage position under, or in the continuation of, the W&I Insurance.

10.6.4 The Purchaser's sole recourse, if any, for any claims for a Breach of Business Representation and claims pursuant to Section 11 claims beyond the Liability Cap shall be only against the W&I Insurer.

10.6.5 The Purchaser expressly acknowledges, and the Parties agree, that the risk of non-implementation of the W&I Insurance as well as the validity and collectability risk in respect of the W&I Insurance and hence, the risk to successfully claim and/or to recover from the W&I Insurer any claims of the Purchaser under or in connection with this Agreement (except for Exempt Claims (as defined below) and any claims for specific performance (*Erfüllungsansprüche*) to transfer title to the Sold Shares and claims pursuant to Section 4) shall solely and irrevocably rest with the Purchaser.

10.6.6 If and to the extent that any claim for (i) Breaches of Fundamental Representations, (ii) Leakage Claims, (iii) claims for Breach of Covenant and (iv) indemnity claims pursuant to Section 12 (together the "**Exempt Claims**") is subject of a valid and collectible claim of the Purchaser against the W&I Insurer under the W&I Insurance, any liability of any Seller

for such claim shall also be excluded. The Purchaser undertakes to recover any amount in respect of any such claim from the W&I Insurer under the W&I Insurance first.

10.6.7 Not earlier than three (3) Business Days prior to the Closing Date (the "**Bring Down Date**"), Seller 1 and Seller 2 with regard to the Bring Down Representations as well as with regard to claims pursuant to Section 11, shall provide the Purchaser, after having requested a confirmation from the Knowledge Bearers that they do not have actual knowledge of any facts or circumstances which would render any of the Bring Down Representations incorrect or give rise to a claim pursuant to Section 11, with the Bring-Down Statement (i) confirming to the Purchaser that to their actual knowledge the Bring Down Representations are still correct and no claims pursuant to Section 11 occurred between Signing Date and Bring Down Date or disclose such exceptions in the Bring-Down Statement, if any, that occurred between Signing Date and the Bring-Down Date and which render any of the Sellers' Representations given by Seller 1 and Seller 2, which are given as of Closing Date, not being correct or constitute a claim pursuant to Section 11, it being understood that a full and correct disclosure made under the Bring Down Statement shall have no further legal consequences in respect of a liability (and/or the exclusion of a liability) of Seller 1 and Seller 2 in particular shall not constitute fraud (*Arglist*) or wilful misconduct (*Vorsatz*) of any Seller.

10.6.8 The Purchaser shall procure that the W&I Insurer issues a non-recourse letter as attached hereto as **Annex 10.6.8** and undertakes not to subsequently change or terminate such letter or underlying provisions without the prior written consent of each Seller.

10.7 *Time Limitations*

10.7.1 Any claims of the Purchaser arising from and in connection with this Agreement shall be time-barred (*verjähren*) as follows:

(a) claims arising from Breaches of a Fundamental Representation shall be time-barred three (3) years after the Closing Date;

(b) claims arising from other Breaches of Seller's Representations shall be time-barred eighteen (18) months after the Closing Date;

(c) claims arising from Section 6.1.5 will each be time-barred eighteen (18) months after the Closing Date;

(d) claims arising from Section 6.2.1 shall be time-barred pursuant to Section 6.2.2;

(e) claims in connection with Taxes, especially claims arising from Section 11 shall be time-barred pursuant to Section 11.4;

(f) for other claims the statutory limitation periods shall apply.

10.7.2 The agreed limitation periods pursuant to Section 10.7.1 shall not apply to claims of the Purchaser based on fraudulent intent or willful misconduct of the Sellers, insofar as this results in a longer limitation period according to statutory limitation periods.

10.7.3 § 203 and § 209 BGB shall not apply. The limitation periods shall be suspended (*gehemmt*) with regard to a particular claim against the respective Party only by the respective Party initiating judicial proceedings in accordance with Section 17.

10.8 *Exclusion of Other Rights*

10.8.1 The rights and remedies which the Parties may have against each other under or in connection with this Agreement, including rights and remedies for Breaches of Sellers' Representations, are limited to the rights and remedies explicitly set forth in this Agreement, and the rights and remedies provided for in this Agreement will be the exclusive rights and remedies available to the respective Party. Other claims and rights of the Purchaser or the Sellers, in particular further claims for defects or compensation, claims under Section 280 BGB, claims due to the breach of contractual secondary obligations under Section 241 para. 2 BGB and pre-contractual duties under Section 311 para. 2 and 3 BGB, rights of rescission due to the lack of essential characteristics (*wesentlicher Eigenschaften*), tort and claims under Section 313 BGB, are excluded to the extent permitted by law.

10.8.2 The Parties' liability for willful (*Vorsatz*) or fraudulent (*Arglist*) misconduct shall remain and be governed by applicable law, in particular Section 276 para 3 BGB.

10.9 *Payments*

Payments pursuant to this Section 10 made by/to the Sellers shall be deemed a (subsequent) adjustment of the Total Purchase Price.

11. Taxes

11.1 *Tax Indemnification*

11.1.1 Subject to the completion of the Closing and subject to the execution of the W&I Insurance by the Purchaser and the Liability Cap , Seller 1 and Seller 2 shall pay the Purchaser, or at request of the Purchaser to the relevant Group Company, an amount equal to any Taxes

that are imposed on a Group Company after the Effective Date and attributable to any assessment period (*Besteuerungs-, Veranlagungs- bzw. Erhebungszeitraum*) ending prior to or on the Effective Date ("**Indemnifiable Tax**"; and any claim for an Indemnifiable Tax a "**Tax Indemnification Claim**").

11.1.2 Seller 1 and Seller 2 shall, however, not be liable for a Tax Indemnification Claim if and to the extent that

(a) the respective Tax has been paid, prepaid or otherwise settled before the Effective Date;

(b) the aggregate amount of all Indemnifiable Taxes does not exceed the aggregate amount of liabilities and provisions for Taxes in the Annual Accounts and Management Accounts (irrespective of whether or not explicitly stated as a liability or provision for Tax);

(c) the respective Tax has been or can be recovered by a Group Company or the Purchaser from a third party on the basis of an enforceable and recoverable claim other than a claim under the W&I Insurance;

(d) the respective Tax has resulted from or has been increased by any act, declaration, omission, or other measure executed by the Purchaser, any Affiliate of the Purchaser or – on or after the Closing Date – by a Group Company unless required by mandatory law or executed with the prior written consent of the Seller 1 and Seller 2;

(e) the respective Tax has resulted from or has increased by any change in the accounting or taxation policies and/or practices of a Group Company on or after the Closing Date unless required by mandatory law or taken with the prior written consent of Seller 1 and Seller 2;

(f) the respective Tax could have been avoided by offsetting taxable income against any Tax loss carried forward, Tax loss carried back or other Tax loss to the extent that the relevant Tax loss originates from any Tax assessment period (*Besteuerungs-, Veranlagungs- bzw. Erhebungszeitraum*) or portion thereof ending prior to the Effective Date; any actual offsetting of such Tax losses against income which is attributable to a taxable period or portion thereof after the Effective Date will be disregarded for the purpose of determining the existence of such offsetting opportunity;

(g) the circumstances that have triggered the respective Tax result in a corresponding Tax benefit ("**Tax Benefit**") for the Purchaser or a Group Company (due to e.g. the lengthening of any amortisation or depreciation periods, higher depreciation allowances, a step-up in the Tax basis of assets (*Phasenverschiebung*) or other benefits). The Tax Benefit is calculated by applying the applicable Tax rate in the relevant year and by discounting the Tax Benefit calculated in this manner by six (6) per cent for each year between the due date of the Tax Indemnification Claim and the date on which the Tax Benefit occurs, but for no longer than five (5) years from the Effective Date. For the calculation of the Tax Benefit, it shall be assumed that the Group Companies are and will remain a taxpayer; or

(h) the Purchaser has failed to comply with its obligations under Section 11.2 unless such non-compliance has not resulted in or increased the underlying respective Tax.

11.1.3 Any Tax Indemnification Claim to be paid by Seller 1 or Seller 2 pursuant to this Section 11 shall be due and payable ten (10) Business Days following the respective Sellers' receipt of a written and detailed notification by the Purchaser about the payment obligation accompanied by the underlying Tax assessment and related information, but under no circumstance earlier than three (3) Business Days before the respective Tax is due and payable towards the relevant Tax Authority. If and to the extent that the Tax Indemnification Claim for which a payment has been made by the respective Seller under this Section 11 is subsequently determined as being lower (e.g. as a result of appeals being filed or court proceedings), the Purchaser shall be obliged to pay to the respective Seller the difference between the amount paid by the respective Seller and the actual Tax amount (together with any interest paid or credited by any Tax Authority on the difference). Such repayment is due and payable upon receipt (cash, set-off or otherwise) of the relevant Tax amount by a Group Company, the Purchaser or any Affiliate of the Purchaser.

11.2 *Cooperation on Tax matters after the Closing Date*

11.2.1 Seller 1 or Seller 2 and the Purchaser agree to fully co-operate with each other in connection with any Tax Return, Tax assessment notice or Tax audit or any other interaction with any Tax Authority or Tax courts that could potentially lead to a right or an obligation of the respective Sellers under this Section 11 that is not subject to the Liability Cap in Section 10.6.1 of the Agreement ("**Relevant Tax Matter**"). The Purchaser shall, and shall procure that the Group Companies do, (i) cooperate with the respective Seller and their advisors in connection with any Relevant Tax Matter including, without limitation, any inquiry, examination, audit, investigation, negotiation, dispute, appeal or court proceedings with respect to any Relevant Tax Matter, (ii) keep all books, records and information

relating (wholly or partly) to Relevant Tax Matters and provide the respective Sellers, upon the Sellers' reasonable written request, with such books, records and information as well as all additional information and access to, and assistance by, all directors and employees during normal business hours and (iii) mitigate any Indemnifiable Taxes to the extent possible, and refrain from taking any action that may (a) give rise to, or increase, any Indemnifiable Tax, or (b) lead – to the detriment of respective Sellers – to a forfeiture or a Tax Benefit, unless the Sellers have granted their prior written consent in cases (a) or (b).

11.2.2 The Purchaser shall, and shall procure that the Group Companies do, (i) file all Tax Returns and all other Tax related written communication with the Tax Authorities relating to any Relevant Tax Matters when due and in accordance with past practice and applicable laws (collectively the "**Tax Communication**") and only subject to the respective Sellers' prior written consent, which shall not be unreasonably withheld or delayed, (ii) forward all Tax Communication at least thirty (30) Business Days before the filing due date to the Sellers for review and comments, except for monthly self-assessment notices with respect to wage tax, VAT and other self-assessed taxes (*Lohnsteueranmeldungen, Umsatzsteueranmeldung, sonstige Anmeldungsteuern*), and (iii) comply with all instructions issued by the Sellers with respect to Tax Communication to the extent in line with applicable laws.

11.2.3 The Purchaser shall procure that

(a) the Sellers will be fully and timely notified of any Relevant Tax Matter; in particular, the Sellers shall be notified, without undue delay (*unverzüglich*), of the receipt by a Group Company of any Tax assessment notice and other administrative order (*Verwaltungsakt*) and other written requests and statements made by any Tax Authority and all other incidents relating to Relevant Tax Matters, including but not limited to Tax assessment notices, Tax audits, investigations, negotiations or disputes relating to Relevant Tax Matters ("**Tax Proceedings**"). Any such Tax notification shall only be deemed to have been made without undue delay (*unverzüglich*) if it is made, with respect to written communication, no later than five (5) Business Days after the receipt of such communication by a Group Company and shall be reasonably detailed and, with respect to written communication, shall include copies of the relevant documents received by the Group Company;

(b) the Sellers are (and their representatives and advisors) granted the opportunity to participate in any Tax Proceedings from the beginning until the end (in particular, in meetings with the Tax Authorities), and the Purchaser will comply with all lawful instructions issued by the Sellers with respect to any such Tax Proceeding

(including instructions to challenge and/or litigate Tax assessment notices or other administrative orders (*Verwaltungsakte*));

(c) the Purchaser, the Group Companies and their respective advisors shall not communicate with any Tax Authority or Tax court in the course of a Tax Proceedings about Tax matters relating to Relevant Tax Matters without the Sellers' prior written consent, which shall not be unreasonably withheld or delayed; and

(d) without the Sellers' prior written consent, which shall not be unreasonably withheld or delayed, no Tax assessment notice relating to a Relevant Tax Matter becomes legally binding, no Tax Proceeding are settled, no Tax Return relating to a Relevant Tax Matter is amended.

11.3 *As-if Assessment*

If and to the extent that a Tax assessment period (*Besteuerungs-, Veranlagungs-, bzw. Erhebungszeitraum*) and/or a financial year (*Wirtschaftsjahr*) started prior to the Effective Date and ended thereafter, such Tax assessment period (*Besteuerungs-, Veranlagungs- bzw. Erhebungszeitraum*) and/or financial year will, for the purpose of allocating Taxes which are assessed in respect of a Tax assessment period (*zeitraumbezogen*) under this Section 11, be deemed to be split into one Tax assessment period and/or a financial year ending on the Effective Date and another Tax assessment period and/or fiscal year starting after the Effective Date. The Taxes which are deemed to relate to the Tax assessment period (*Besteuerungs-, Veranlagungs- bzw. Erhebungszeitraum*) and/or financial year ending on the Effective Date, shall be determined as-if the relevant Tax assessment period and/or financial year had ended on the Effective Date.

11.4 *Time limitations*

Claims of the Purchaser under this Section 11, and for Leakage Claims and claims under Section 12, both to the extent the claims relate to Taxes, shall be cut-off (*ausgeschlossen*) six (6) months after the respective Tax assessment notice has become final and binding (*formell und materiell bestandskräftig*).

12. Specific Indemnities

12.1 The Sellers, each severally and not jointly and each as partial debtors, shall indemnify and hold harmless the Group Companies from all liabilities (including Tax), expenses and damages arising from the VSOP or the PPR Plan to the extent such liabilities (including Tax), expenses and damages exceed the VSOP/PPR Settlement Amount (while, for the avoidance of doubt, the VSOP/PPR Settlement Amount is not a liability of the Target Company, but borne solely by the Sellers) and up to an amount of EUR 850,000 (such cap to apply also in case the Sellers are liable for the respective liability, expenses or damages also under Section 6.1.1(g)).

12.2 The Sellers, each severally and not jointly and each as partial debtors, shall indemnify the Group Companies for any Transaction Costs and Tax on Transaction Costs up to an amount of EUR 800,000 to the extent (i) the respective underlying agreement was concluded prior to the Closing Date or (ii) incurred or caused prior to the Closing Date (such cap to apply also in case the Sellers are liable for the respective liability, expenses or damages also under Section 6.1.1(e)).

12.3 Section 10.2, 10.3, 10.5.1(d), 10.6 through 10.9 and 11.2 shall apply *mutatis mutandis* to the liabilities of the Sellers under this Section 12 (for the avoidance of doubt, the liability cap pursuant to Section 10.6.2 being an aggregate cap for any and all liability under this Agreement, including under this Section 12). Any recourse of the Purchaser under this Section 12 shall be first through cancellation of Consideration Shares to the extent such Considerations Shares are still held respectively by the respective Seller and secondly in cash. Any cancellation in Consideration Shares shall be calculated based on a price per share equal to the Consideration Price. The Purchaser may also withhold and cancel Consideration Earn-Out Shares of the respective Seller instead (if any) valued at the Consideration Earn-Out Price, if a claim is made at the time of the issuance of Consideration Earn-Out Shares (if any).

13. Relationship between the Sellers, Joint Representative

13.1 *Individual Debtor, Procurement obligation*

13.1.1 To the extent that a Breach of Sellers' Representations relates to specific Sold Shares or otherwise specifically to the person or the legal or economic circumstances of a Seller, only the relevant Seller shall be liable, but to that extent in full (subject to any limitations of liability provided for in this Agreement).

13.1.2 All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one Seller under this Agreement are, unless otherwise expressly stated, given or entered into severally and not jointly and severally and

accordingly, the liability of each Seller in respect of any breach of any such obligation, undertaking or liability shall extend only to any loss or damage arising from its own breach as an individual debtor (*Einzelschuldner*).

13.1.3 A procuring obligation where used in the context of any Seller in respect of the Target Company (or any other Group Company) means that such Seller undertakes to exercise its voting rights as are vested in it from time to time as a shareholder of the Target Company (and which is not inconsistent with such Sellers' fiduciary duties, if any), to ensure compliance with that obligation.

13.2 *Partial Debtors/Joint and Several Debtors*

If and insofar as claims arising from or in connection with this Agreement are directed against several Sellers, they shall be liable to the Purchaser for the fulfillment of their obligations not as joint and several debtors, but as partial debtors in proportion to the Total Purchase Price allocated to the respective Seller in accordance with Annex 3.1.1.

13.3 *Sellers' Joint Representative*

13.3.1 Each Seller hereby irrevocably grants to Seller 5 ("**Joint Representative**") a power of attorney (with the right to grant sub-authorization) to make (subject to the further provision of this Section 13.3) and to receive on their behalf all declarations and notices in connection specifically provided for in this Agreement following the Signing Date. If a right under this Agreement is to be exercised by several Sellers or a declaration is to be made by several Sellers, this can only be done uniformly for all Sellers by the Joint Representative. If any of the Sellers' rights under this Agreement to be exercised through by the Joint Representative are expressly subject to the prior consent of the Sellers, such requirement shall be deemed to also restrict the Joint Representative's legal authority to represent the Sellers towards the Purchaser or other third parties (*Wirkung im Außenverhältnis*).

13.3.2 For the avoidance of doubt, the Joint Representative is only authorized to make any declaration, notice or to exercise the rights of any of the Sellers only when so expressly provided under this Agreement and the Joint Representative shall, in particular, not have any legal authority to create or expand any liability, obligation or exposure of any of the Sellers or to waive, give up or diminish any rights or claims of any of the Sellers, in each case towards the Purchaser or any third party.

13.3.3 The appointment of the Joint Representative shall only terminate upon the appointment of another joint representative (*gemeinsamer Vertreter*) by the Sellers provided that its appointment has been notified to the Purchaser. For the avoidance of doubt, the power of representation (*Vollmacht*) provided by the Sellers to the Joint Representative under this

Section 13.3.1 shall not cover any amendments to this Agreement; i.e., the Joint Representative shall only be entitled to amend this Agreement on behalf of any of the Sellers if it is granted a separate power of attorney in this respect.

14. Cut-off provisions

14.1 The Purchaser undertakes not to bring, and shall procure (*steht dafür ein*) that its respective Affiliates as well as, after the Closing Date, the Group Companies (collectively, the "**Purchaser's Related Parties**") will not bring any claims or initiate legal proceedings against the Sellers or any of the Sellers' Affiliates or Related Persons or their respective direct or indirect shareholders, successors, managing directors, board members or employees (each a "**Beneficiary**") which is asserted against any Beneficiary in its capacity as former advisory board member of the Target Company, except in each case (i) for claims based on fraud (*Betrug*) or deceit (*Arglist*) or (ii) if and to the extent the Purchaser is explicitly entitled to be compensated for such liability or obligation by the respective Seller under and pursuant to the terms of this Agreement.

14.2 The agreements on the obligations of the Purchaser pursuant to this Sections 14.1 are a true agreement for the benefit of third parties (*echter Vertrag zugunsten Dritter*) within the meaning of Section 328 para. 1 BGB for the benefit of each Beneficiary.

15. Purchaser's Representations

15.1 *Representations*

The Purchaser hereby represent to the Sellers by way of an independent guarantee (*selbstständiges Garantieversprechen*) pursuant to Section 311 para. 1 BGB with respect to Sections 15.1.1 through 15.1.6 as of Signing Date and Closing Date and with respect to Sections 15.1.7 through 15.1.9 as of the Signing Date:

15.1.1 The Purchaser is duly incorporated and validly exists under the laws of the Cayman Islands and has all requisite corporate power and authority to own its assets and to carry out its business.

15.1.2 The execution and performance of this Agreement and the consummation of the transaction contemplated herein by the Purchaser are within the corporate powers of the Purchaser and have been duly authorized through all necessary corporate actions on the part of the Purchaser.

15.1.3 No approval or consent by any Governmental Authority is required for the execution and performance of this Agreement by the Purchaser, nor does, to the Purchaser's Best

Knowledge, such execution and performance violate any applicable law or decision by any court or Governmental Authority by which the Purchaser is bound.

15.1.4 The execution and performance of this Agreement and the consummation of the transactions contemplated herein by the Purchaser, do not violate (i) the articles of association of the Purchaser or (ii) any applicable law, regulation, judgement, injunction or order binding on the Purchaser, and (iii) to the Purchaser's Best Knowledge, there is no action, law suit, investigation or proceeding pending or threatened in writing against the Purchaser before any court, arbitration panel or Governmental Authority which in any manner challenges or seeks to prevent, alter or delay the transactions contemplated by this Agreement.

15.1.5 No bankruptcy, insolvency or judicial composition proceedings have been commenced, threatened in writing, or applied for, under any applicable law against the Purchaser, nor is the Purchaser compelled under any applicable law to apply for the commencement of such proceedings as a result of it being over-indebted (*überschuldet*) or illiquid (*zahlungsunfähig*). To the Purchaser's Best Knowledge, no circumstances exist that would require or justify the opening of such proceedings. For the avoidance of doubt, if a subsidiary of Purchaser has net liabilities, but support by Purchaser, such subsidiary shall not be deemed to be over-indebted or illiquid.

15.1.6 The Purchaser will have sufficient immediately available funds and binding financing commitments to pay the Cash Purchase Price and to make all other payments to be made under or in connection with this Agreement when they become due.

15.1.7 The Purchaser holds all material governmental, regulatory or other permits, licenses, approvals, registrations and authorizations in each case of any competent Governmental Authority essentially required under applicable public law to conduct its business in all material respects as currently conducted and to the Purchaser's Best Knowledge no such permit, license, approval, registration or authorization has been cancelled or revoked, the missing, cancellation or revocation of which, in each individual case would reasonably be expected to have a material adverse effect to the operation of the business.

15.1.8 The Purchaser is not controlled by a Person that is the target of any Sanctions or with whom dealings are prohibited by any Sanctions or located or organized in a country or territory that is, or whose government is a Sanctioned Country. To the Purchaser's Best Knowledge, in the two years preceding the Signing Date, the Purchaser has not received any written allegation, charge or legal proceeding involving, or request for information by any governmental body regarding any actual or possible violation of Sanctions, anti- money laundering or countering the financing of terrorism laws and regulations, or any actual or

possible violation of anti-corruption and anti-bribery laws. Furthermore, to the Purchaser's Best Knowledge they have not directly or indirectly funded, facilitated, or participated in any activity or business with any Person who is or was the target of Sanctions.

For the purposes of this Sec. 15.1 and Sec. 15.2:

"**Person**" means an individual or entity;

"**Purchaser's Best Knowledge**" means the actual knowledge (*positive Kenntnis*) of the Purchaser which it had as of the Signing Date.

"**Sanctions**" means any economic sanctions or restrictive measures enacted, administered, or enforced by the United States of America, the US Department of the Treasury's Office of Foreign Assets Control (OFAC), the United Nations Security Council, the European Union, His Majesty's Treasury or the French Republic;

"**Sanctioned Person**" means a Person that is, or is 50% or more directly or indirectly owned or controlled by a Person that is, the target of any Sanctions;

"**Sanctioned Country**" means a country or territory that is, or whose government is, the subject of Sanctions broadly prohibiting dealings with such government, country, or territory.

15.1.9 To the Purchaser's Best Knowledge, the Purchaser is in compliance with all Sanctions, and any applicable anti-bribery and anti-corruption, anti-money laundering, countering the financing of terrorism and export and import laws and regulations ("**Financial Security Laws**").

15.2 *Remedies*

15.2.1 In the event that the Purchaser is in breach of a guarantee pursuant to Section 15.1, the Purchaser shall be liable for any claims resulting from such a breach of a guarantee pursuant to Section 15.1, provided, however, that the sole and only remedy for a breach of a guarantee pursuant to Section 15.1 shall be the release of all Consideration Shares from the Lock-Up. No other remedies shall apply.

15.2.2 If after the Closing, the Sellers become aware of a breach of a guarantee pursuant to Section 15.1, the respective Seller will notify the Purchaser thereof in writing, without undue delay, at the latest within twenty (20) Business Days after the discovery of the breach or the relevant circumstances. If the Purchaser has not performed the restitution in kind within three (3) weeks after receipt of this notice or in case a restitution in kind is

impossible (*unmöglich*), the respective Seller shall be entitled to request the release from the Lock-Up pursuant to Section 15.2.1.

15.2.3 All claims of the Sellers for a breach of a guarantee pursuant to Section 15.1 shall be time barred 15 months after the Closing Date. Section 10.5 shall apply *mutatis mutandis*. The Sellers confirm that they are not aware of any breaches of a guarantee pursuant to Section 15.1 as of the date hereof.

16. Confidentiality and Announcements

16.1 *Confidentiality*

16.1.1 Each Party undertakes to treat, and shall procure that its Affiliates (including the Group Companies) treat, the following information of a business, economic, legal, or other nature strictly confidential and refrain from disclosing it to any third parties:

(a) information about this Agreement, its existence, its terms, the negotiations conducted in connection therewith or agreements to be entered into hereunder;

(b) exclusively for the Sellers, information obtained from or at the instigation of the Purchaser in the course of the preparation or execution of the Transaction, about the Purchaser and its Affiliates; and

(c) exclusively for the Purchaser, (i) information obtained from or at the instigation of the Sellers in the course of the preparation or execution of the Transaction regarding the Sellers and its Affiliates as well as (ii) only for the period until the Closing Date, information regarding the Group Companies;

(together "**Confidential Information**").

16.1.2 A disclosure of Confidential Information is only permissible if and to the extent

(a) the disclosed information is or becomes publicly known (without breach of this Agreement or any other confidentiality agreement by the relying Party);

(b) the disclosed information has been or will be made available to the relying Party by a third party (where the third party has lawfully obtained the information and is authorized to disclose it);

(c) the disclosed information was prepared or developed by the relying Party itself or at its request by a third party (e.g. market studies);

(d) the disclosure is required or requested by law, order or governmental regulatory authority;

(e) the disclosure is necessary for legal proceedings arising out of this Agreement or any other agreement entered into pursuant to this Agreement;

(f) the disclosure is made to a competent Tax Authority in connection with the tax affairs of the respective Party;

(g) the disclosure is made to (i) lawyers, tax advisors, auditors or similar professional advisors, (ii) current or potential shareholders or (iii) current or potential lenders of a Party, in each case on condition that they (y) are fully bound to confidentiality under mandatory law by virtue of their professional activities or (z) contractually undertake to maintain confidentiality to an extent substantially equivalent to this Section 16.1 or (iii) to Affiliates of the respective Party and their directors, officer or employees on a need to know basis;

(h) the other Parties have agreed to the disclosure in writing in advance.

16.1.3 In the unlikely event that this Agreement is terminated without the Closing having occurred for whatever reason, the confidentiality obligations under this Section 16.1 will continue to apply.

16.2 *Announcements*

No Party shall, and each Party shall procure that its Affiliates (including the Group Companies) will not, issue any press releases or other announcements in connection with the existence or the contents of this Agreement without the prior written consent of the respective other Parties. This shall not apply to announcements required by law, regulatory authority, or the rules of a recognized stock exchange on which the shares of a Party or a Related Person (including the Group Companies) are listed; however, the relevant Party shall consult to the extent reasonably practicable and permissible under applicable law with the respective other Parties at the earliest opportunity prior to fulfilling any publication obligation to which it or a Related Person is subject and take reasonable steps to agree the content of the announcement with respective Party in advance.

17. Legal Venue

All disputes arising out of or in connection with this Agreement or its validity are to be decided, to the extent legally possibly, by the ordinary competent courts in Berlin, Germany.

18. Miscellaneous

18.1 *Acknowledgement relating to Seller 14 and Seller 17*

Each Party is hereby informed that the BNP Paribas group and Deutsche Bank group each offers a wide range of banking, investment, financing and brokerage services (such as holdings, financing, brokerage and others) and Seller 17 is a separate entity within the BNP Paribas group, Seller 14 is a separate entity within the Deutsche Bank group and each is managed independently.

Consequently, each of the Parties acknowledges and confirms that this Agreement as well as any document signed with (or by) Seller 17 or Seller 14 in relation to the sale of its Sold Shares or the acquisition of the Consideration Shares shall not reduce, limit or prohibit the activities of the entities or departments of the BNP Paribas group or Deutsche Bank group, which, in particular, may hold positions, trade or intervene for their own account or the account of their clients in equity, debt or other listed securities (or securities that are not listed) of any company that is or may be involved in any transaction with, aside or toward the Target Company or any of its Affiliates or the Purchaser or any of its Affiliates or may give advice to any of them.

Taking into consideration the size of the BNP Paribas group and Deutsche Bank group and the fact that Seller 17 and Seller 14 constitutes a separate entity within each group and acknowledging that BNP Paribas group and Deutsche Bank group has put in place specific set of rules and procedures commonly known as “Information Barriers” to ensure that confidential information is not circulated unduly, each of the Parties acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, each “declarative obligation” or representations or undertaking, if any, taken by Seller 17 or Seller 14 under this Agreement is given or taken in respect of Seller 17 or Seller 14 only and is subject to the above mentioned Information Barriers. In particular without limitation and for the avoidance of doubt, each of the Parties acknowledges and agrees that, notwithstanding any provision in the Agreement to the contrary, the provisions of Section 4.1.1 do not apply to or concern any entity of the BNP Paribas group other than Seller 17 or any entity of the Deutsche Bank Group other than Seller 14.

18.2 *Notices*

18.2.1 All notices and other communications hereunder or in connection with this Agreement (together "**Notices**") must be in writing unless another form is expressly agreed in this Agreement in individual cases and unless mandatory law requires a stricter form. Unless expressly agreed otherwise in this Agreement in individual cases, a Notice shall become effective upon receipt by the respective other Parties (receipt by the recipients intended for copies is irrelevant), whereby a Notice sent by courier or registered mail shall be deemed

to have been received on the 3rd Business Day after dispatch if the sending Party presents a proof of delivery from the courier service or the post office. All Notices shall be sent to the addresses listed in **Annex 18.1**.

18.2.2 Each Party shall immediately notify the other Parties of any changes to the above addresses. Until receipt of the corresponding Notices of a change of address, Notices addressed to the previous address shall be deemed effective and received.

18.3 *Costs*

Each Party shall bear its own costs. The costs of the notarization of this Agreement shall be borne by the Purchaser. The cost for the Escrow Account shall be borne by the Sellers being parties to the Escrow Agreement. The costs for the conclusion of the W&I Insurance shall be borne by the Purchaser.

18.4 *Interpretation*

18.4.1 All Annexes to this Agreement are essential parts of this Agreement and all references to this Agreement also include the Annexes. In the event of any inconsistency between the text of the Agreement and the Annexes, the text of the Agreement shall prevail. References to other contracts shall include, in addition to the Annexes, all supplementary, amendment and addendum agreements as well as other declarations having legal effect with respect to such contracts. References in this Agreement to clauses or annexes without specifying a reference document mean clauses or annexes of this Agreement.

18.4.2 References in this Agreement to corporate or participation forms, procedures, authorities or other institutions, rights, bodies, legal provisions, or legal relationships ("**Legal Terms**") shall also extend to the functionally equivalent Legal Term of a foreign law, insofar as a matter is to be assessed according to the law of a foreign state. If a functionally equivalent Legal Term does not exist, the Legal Term that comes closest in function shall be included. If a translation is assigned to a term in this Agreement in brackets by highlighting, this translation shall be authoritative for the interpretation of the term.

18.4.3 Any reference in this Agreement to the Purchaser, a Seller or Group Company shall also include a reference to the respective legal successor.

18.5 *Written Form*

Amendments and supplements to this Agreement, including this written form clause, must be made in writing to be effective, unless mandatory law requires a stricter form. For the purposes of this Agreement, in particular also for written Notifications pursuant to

Section 18.1, written form shall also include transmission by fax or as a signed PDF document by e-mail.

18.6 *No rights of Third Parties, No Assignment, No Set-off, No Retention*

18.6.1 This Agreement shall be binding upon the Parties and their respective legal successors. Unless provided otherwise in this Agreement, this Agreement shall not grant any rights to, and is not intended to operate for, the benefit of any third parties, including the Target Company.

18.6.2 No rights or obligations under or in connection with this Agreement may be assigned or otherwise transferred or delegated by the Parties, in whole or in part, without the prior written consent of the respective other Party. Unless otherwise expressly agreed in this Agreement in individual cases, the Parties shall have no rights of set-off/offset or retention with respect to claims arising from or in connection with this Agreement (other than such claims that have been recognized (*anerkannt*) in writing by the other Party or are legally binding due to a court decision (*durch rechtskräftige gerichtliche Entscheidung festgestellt)*.

18.7 *Entire Agreement*

This Agreement (including all Annexes hereto) contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior oral and written letters of intent, agreements, and understandings between any or all of the Parties in connection with the Transaction and the preparation thereof (including, without limitation, any prior letters of intent, term sheets, process letters or confidentiality agreements).

18.8 *Governing Law*

This Agreement shall be governed by, and construed in accordance with, the laws of the Federal Republic of Germany, excluding the UN Convention on Contracts for the International Sale of Goods (CISG).

18.9 *Severability*

If any provision of this Agreement is or becomes invalid or unenforceable in whole or in part, or if this Agreement lacks a required provision, the validity of the remaining provisions shall remain unaffected. In lieu of the invalid or unenforceable provision, or in order to fill the gap in the provision, the Parties are obliged to agree without delay on the valid and enforceable provision in a legally appropriate form which - as far as possible and legally permissible - comes as close as possible to the economic purpose intended by the

Parties with the invalid or unenforceable provision; in case of a gap in provision, the obligation shall be directed to the agreement of that valid and unenforceable provision which corresponds economically to what would have been agreed by the Parties in accordance with the meaning and purpose of this Agreement had they considered this matter from the outset. The same shall apply, insofar as a provision of this Agreement is invalid due to its spatial, temporal or objective scope of application, with regard to the maximum permissible scope which comes closest to the originally agreed scope. The provision of this Section 18.9 is not merely a reversal of the burden of proof within the scope of the application of Section 139 BGB, but the legal consequence of Section 139 BGB (nullity of the entire contract) is hereby waived.

* * *

Deed Index No. 3837 /2025 MS

Only one side of each sheet has been used in this deed.

Negotiated

in Berlin, on 31 December 2025

Before the undersigned

Notary Dr. Matthias Santelmann

in the district of the Court of Appeals in Berlin,
Markgrafenstraße 33, 10117 Berlin,

appeared today

Mr. **Niklas Winter**,
born on 29 January 1997,
with office address at Markgrafenstraße 33, 10117 Berlin,
personally known.

The Notary explained to the person involved the prohibition on cooperation with the Notary pursuant to section 3 para. 1 sentence 1 no. 7 Authentication Act (*Beurkundungsgesetz*). The person appeared denied that there was any prior involvement precluding his ability to perform the notarial duties.

The person appeared requested this deed as well as certain of its attachments to be recorded also in the English language. The Notary who is in sufficient command of the English language ascertained that the person appeared is also in sufficient command of the English language. After having been instructed by the Notary the person appeared waived his right to be assisted by a sworn interpreter and to obtain a certified translation of this deed as well as its attachments.

The person appeared, acting as stated, requested that the Notary notarises the subsequent attachments which serve the purpose of being used and referred to in a Share Purchase and Transfer Agreement ("**SPA**") relating to planA.earth GmbH (the "**Referencing Agreement**").

SPA Annexes:

Annex (C)	Spousal consents
Annex 1.1.2	Capitalization Table
Annex 1.2	Subsidiaries
Annex 2.3.1	Shareholders' Approval
Annex 2.3.2	Draft ISHA Termination Agreement
Annex 3.1.1	Purchase Price Allocation (Funds Flow)
Annex 3.2.3-1	Bulgarian Managers
Annex 3.2.3-2	Draft Lock-up Agreement
Annex 3.3	Escrow Agreement
Annex 4.3	Questionnaire
Annex 6.1.1	Sellers' Agreement
Annex 6.1.2	Permitted Leakage
Annex 7.2 (i)	PPR and VSOP Beneficiaries
Annex 7.2 (ii)	Draft PPR Letters
Annex 7.3	Draft VSOP Letter
Annex 8.2.2	Sample Distload Information
Annex 8.3(e)	Bring Down Statement
Annex 8.4.1	Draft of Closing Memorandum

Annex 9.1.3	Business Representations
Annex 9.1.5	Knowledge Bearer
Annex 10.4.2	Additional Disclosure
Annex 10.6.3	Copy of W&I Insurance Policy
Annex 10.6.8	W&I non-recourse letter
Annex 18.1	Notices

The annexes shall become an integral part of the Referencing Agreement, as specified therein, provided that the Referencing Agreement does not expressly provide otherwise.

To the extent annexes contain balance sheets, inventories or other directories of assets within the meaning of section 14 Authentication Act (*Beurkundungsgesetz*), the person appeared waived to have them read aloud; such attachments, as well as maps, drawings, pictures have been presented to the person appearing for review and were signed on each page. The reading of documents attached for evidentiary purposes only (*nur zu Beweiszwecken, unechte Bezugnahme*) was waived as well.

Read aloud in the presence of the Notary, approved and signed by hand:

, Notar

Dr. Matthias Santelmann
Notar in Berlin

Annex (C) – Spousal consents

to the Share Purchase and Transfer Agreement relating to planA.earth GmbH

Statements in connection with section 1365 BGB

[Please indicate the applicable option and proceed in accordance with the instructions. / Zutreffendes bitte ankreuzen und den Anweisungen folgen]

Erklärung zum Güterstand		**Statement regarding property regimes**
Ich,		I, David Vismans
Enter name of selling shareholder:		
geboren am		**born on** 26/04/1975
versichere Folgendes: / I hereby affirm the following:		
☒	1) bin weder nach deutschem Recht verheiratet noch lebe ich in eingetragener Lebenspartnerschaft nach dem Gesetz über die Eingetragene Lebenspartnerschaft (*LPartG*);	1) am neither married subject to German matrimonial regime nor in a registered partnership pursuant to the German Act on Registered Life Partnerships (LPartG);
Die folgenden Fragen gelten nur, wenn Sie einem deutschen Güterstand unterliegen:		*The following questions apply if you are subject to a German matrimonial regime.*
☐	2) bin verheiratet im Güterstand der Zugewinngemeinschaft; ***bitte füllen Sie Anlage 1 aus und lassen Sie ihren Ehegatten die in Anlage 1 beigefügte Zustimmung unterzeichnen.***	2) am married under the property regime of community of accrued gains; ***please complete the Annex 1 and let your spouse sign the confirmation attached as Annex*** 1.
☐	3) bin verheiratet (i) im Güterstand der Gütertrennung oder (ii) im Güterstand der Gütergemeinschaft und meine Beteiligung an der planA.earth GmbH ist Vorbehaltsgut.	3) am married (i) under the property regime of the separation of property or (ii) under the property regime of community of property and my participation in planA.earth GmbH is restricted property.
☐	4) bin verheiratet im Güterstand der Gütergemeinschaft; ***bitte füllen Sie Anlage 1 aus und lassen Sie ihren Ehegatten die in Anlage 1 beigefügte Zustimmung unterzeichnen***.	4) am married under the property regime of community of property; ***please complete the Annex 1 and let your spouse sign the confirmation attached as Annex*** 1
	Die deutsche Fassung ist maßgeblich.	The German version shall be authoritative.

BLOEMENDAAL, den/ this 5-12-2025

Signature

EU-360386373

Statements in connection with section 1365 BGB

[Please indicate the applicable option and proceed in accordance with the instructions. / Zutreffendes bitte ankreuzen und den Anweisungen folgen]

	Erklärung zum Güterstand	**Statement regarding property regimes**
	Ich,	I,
	Sasha Konstantinova Bezuhanova – Yordanova	
	geboren am 27.9.1962	**born on 27.9.1962**
	versichere Folgendes: / I hereby affirm the following:	
x	1) bin weder nach deutschem Recht verheiratet noch lebe ich in eingetragener Lebenspartnerschaft nach dem Gesetz über die Eingetragene Lebenspartnerschaft (*LPartG*):	1) am neither married subject to German matrimonial regime nor in a registered partnership pursuant to the German Act on Registered Life Partnerships (LPartG):
	Die folgenden Fragen gelten nur, wenn Sie einem deutschen Güterstand unterliegen:	*The following questions apply if you are subject to a German matrimonial regime.*
☐	2) bin verheiratet im Güterstand der Zugewinngemeinschaft; ***bitte füllen Sie Anlage 1 aus und lassen Sie ihren Ehegatten die in Anlage 1 beigefügte Zustimmung unterzeichnen.***	2) am married under the property regime of community of accrued gains; ***please complete the Annex 1 and let your spouse sign the confirmation attached as Annex*** 1.
☐	3) bin verheiratet (i) im Güterstand der Gütertrennung oder (ii) im Güterstand der Gütergemeinschaft und meine Beteiligung an der planA.earth GmbH ist Vorbehaltsgut.	3) am married (i) under the property regime of the separation of property or (ii) under the property regime of community of property and my participation in planA.earth GmbH is restricted property.
☐	4) bin verheiratet im Güterstand der Gütergemeinschaft; ***bitte füllen Sie Anlage 1 aus und lassen Sie ihren Ehegatten die in Anlage 1 beigefügte Zustimmung unterzeichnen.***	4) am married under the property regime of community of property; ***please complete the Annex 1 and let your spouse sign the confirmation attached as Annex*** 1
	Die deutsche Fassung ist maßgeblich.	The German version shall be authoritative.

Sofia , 09.12.2025

Signature

Statements in connection with section 1365 BGB

[Please indicate the applicable option and proceed in accordance with the instructions. / Zutreffendes bitte ankreuzen und den Anweisungen folgen]

Erklärung zum Güterstand		**Statement regarding property regimes**
Ich,		I, Hala Haenisch-Zeine
Enter name of selling shareholder:		
geboren am		born on 27.03.1979.
versichere Folgendes: / I hereby affirm the following:		
☐	1) bin weder nach deutschem Recht verheiratet noch lebe ich in eingetragener Lebenspartnerschaft nach dem Gesetz über die Eingetragene Lebenspartnerschaft (*LPartG*);	1) am neither married subject to German matrimonial regime nor in a registered partnership pursuant to the German Act on Registered Life Partnerships (LPartG);
Die folgenden Fragen gelten nur, wenn Sie einem deutschen Güterstand unterliegen:		*The following questions apply if you are subject to a German matrimonial regime.*
☒	2) bin verheiratet im Güterstand der Zugewinngemeinschaft; ***bitte füllen Sie Anlage 1 aus und lassen Sie ihren Ehegatten die in Anlage 1 beigefügte Zustimmung unterzeichnen.***	2) am married under the property regime of community of accrued gains; ***please complete the Annex 1 and let your spouse sign the confirmation attached as Annex 1.***
☐	3) bin verheiratet (i) im Güterstand der Gütertrennung oder (ii) im Güterstand der Gütergemeinschaft und meine Beteiligung an der planA.earth GmbH ist Vorbehaltsgut.	3) am married (i) under the property regime of the separation of property or (ii) under the property regime of community of property and my participation in planA.earth GmbH is restricted property.
☐	4) bin verheiratet im Güterstand der Gütergemeinschaft; ***bitte füllen Sie Anlage 1 aus und lassen Sie ihren Ehegatten die in Anlage 1 beigefügte Zustimmung unterzeichnen.***	4) am married under the property regime of community of property; ***please complete the Annex 1 and let your spouse sign the confirmation attached as Annex 1***
	Die deutsche Fassung ist maßgeblich.	The German version shall be authoritative.

HALA HAENISCH-ZEINE, den/ this 11/12/2025

Signature

EU-360386373

- Translation for convenience only -

EHEGATTENERKLÄRUNG	SPOUSE'S DECLARATION
Betreffend die Zustimmung zum Verkauf und zur Übertragung von Anteilen	concerning the consent to the sale and transfer of shares
Mir,	I,
Stefan Martin Hänisch	
geboren am	born on
11.7.1970	
wohnhaft	resident at
Wehrlestr. 16, 81679 München, Germany	
ist bekannt, dass bei Ehepaaren, die im gesetzlichen Güterstand leben, gemäß § 1365 Abs. 1 BGB eine Verpflichtung eines Ehegatten zur Verfügung über sein Vermögen im Ganzen nur mit Einwilligung des anderen Ehegatten wirksam ist.	am aware that in the case of married couples living under the statutory matrimonial property regime, according to sec. 1365 para. 1 BGB, an obligation of a spouse to dispose of his or her assets as a whole is only effective with the consent of the other spouse.
Mein Ehegatte,	My spouse,
Hala Hänisch-Zeine	
hält Anteile an	holds shares in

planA.earth GmbH
(„Gesellschaft"/"Company")

eingetragen im Handelsregister des Amtsgerichts / registered with the commercial register of the local court of

Charlottenburg unter / under 186096 B.

(die „**Anteile**")	(the "**Shares**")
Mein Ehegatte beabsichtigt, die Anteile unter einem Geschäftsanteilskauf- und -abtretungsvertrag („**Kaufvertrag**") zu verkaufen und zu übertragen.	My spouse intends to sell and assign the Shares to under a share sale and transfer agreement ("**SPA**").

Als Ehefrau/Lebenspartner willige ich hiermit höchst vorsorglich gemäß § 1365 BGB unwiderruflich in den Abschluss und Vollzug des Kaufvertrages sowie dem Verkauf und der Übertragung der Anteile an den Käufer ein. Die Einwilligung erstreckt sich insbesondere auf jede Verfügung oder Verpflichtung zu einer Verfügung an der Gesellschaft gehaltenen Geschäftsanteilen gemäß dem Kaufvertrag.

As the wife/civil partner, I hereby give my irrevocable consent, as a highly precautionary measure in accordance with Section 1365 of the German Civil Code (BGB), to the conclusion and execution of the SPA, the sale, assignment and transfer of the Shares to the purchaser. The consent extends in particular to any disposal or obligation to dispose of shares held in the Company in accordance with the SPA.

___München, 11.12.2025__________________

Ort/place, Datum/date

____

Unterschrift/signature

Annex 1.1.2

Capitalization

Seller	Serial Numbers	Number of Common Shares in the nominal amount of EUR 1.00	Number of Preferred Seed Shares in the nominal amount of EUR 1.00	Number of Preferred A Shares in the nominal amount of EUR 1.00	Number of Preferred A Plus Shares in the nominal amount of EUR 1.00	Number of Preferred B Shares in the nominal amount of EUR 1.00	Total amount of Shares	
Mau Dana UG (haftungsbeschränkt)	1-22,500 27,651-28,210	23,060	---	---	---	---	23,060	"Sold Shares 1"
Bonnisseau Zukunft UG (haftungsbeschränkt)	22,501-25,000	2,500	---	---	---	---	2,500	"Sold Shares 2"
Sasha Bezuhanova-Yordanova	25,001-27,650 28,211-29,609 93,297-93,445 94,082 – 94,179	4,049	---	---	---	247	4,296	"Sold Shares 3"
Creator Companies LLC	29,610-29,939	330	---	---	---	---	330	"Sold Shares 4"

FPCI Demeter 6 Amorçage	29,940-35,525 41,112-43,113 67,792-68,688 88,975-89,314 92,406-92,776 93,737-93,983	---	5,586	2,002	1,237	618	9,443	"**Sold Shares 5**"
coparion GmbH & Co. KG	35,526-41,111 43,114-44,524 64,654-65,101 89,315-89,484	---	5,586	1,411	618	---	7,615	"**Sold Shares 6**"
KEEN Venture Partners Fund II Coöperatief U.A.	44,525-52,168 65,102-66,446 89,485-89,993 91,664-92,034 93,490-93,736	---	---	7,644	1,854	618	10,116	"**Sold Shares 7**"

HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	52,169-60,400 66,447-67,791 87,848-88,974 91,293-91,663	---	---	8,232	2,472	371	11,075	**"Sold Shares 8"**
Hala Haenisch-Zeine	60,929-60,987	---	---	59	---	---	59	**"Sold Shares 9"**
Magic Flow UG (haftungsbeschränkt)	60,988-61,046	---	---	59	---	---	59	**"Sold Shares 10"**
David Vismans	61,047-61,105	---	---	59	---	---	59	**"Sold Shares 11"**
RL Capital GmbH	61,106-61,164	---	---	59	---	---	59	**"Sold Shares 12"**
The Circle I Holdings Limited	61,165-61,223	---	---	59	---	---	59	**"Sold Shares 13"**
Deutsche Bank Aktiengesellschaft	61,224- 64,653 89,994-91,292 92,777-93,147 94,457-94.703	---	---	---	4,729	618	5,347	**"Sold Shares 14"**
	68,689-81,049	---	---	---	12,361	247	12,608	

Lightspeed Venture Partners XIV-B (Ignite), L.P.	93,148-93,296 93,984 – 94,081							**"Sold Shares 15"**
Illusian Ventures I Ky	81,050-81,667	---	---	---	618	---	618	**"Sold Shares 16"**
Opera Tech Ventures S.L.P	81,668-85,375 92,035-92,405 94,210-94,456	---	---	---	3,708	618	4,326	**"Sold Shares 17"**
Visa International Service Association	85,376-87,847	---	---	---	2,472	---	2,472	**"Sold Shares 18"**
Flixfounders 2 GmbH & Co. KG	60,401-60,928 93,446-93,489 94,180-94,209	---	---	528	---	74	602	**"Sold Shares 19"**
Total:	---	**29,939**	**11,172**	**20,112**	**30,069**	**3,411**	**94,703**	

Annex 1.2 – Subsidiaries

The Target Company holds all shares in the following companies:

(i) **PlanA.Earth EOOD**, a limited liability company incorporated under Bulgarian law with VAT ID BG207837828, with a registered capital of BGN 5,000;

(ii) **PlanA.Earth SAS**, a simplified stock corporation incorporated under French Law, registered with the commercial register of Paris (*Greffe du Tribunal des Activités Économiques de Paris*) under no. 918 475 930 R.C.S., with a registered share capital of EUR 5,000; and

(iii) **PlanA.Earth Limited**, a private limited liability company incorporated under the laws of the United Kingdom and registered with the Companies House under company number 14382961, with a registered capital of GBP 5,000.

Annex 2.3.1 – Shareholders' Approval

to the Share Purchase and Transfer Agreement relating to planA.earth GmbH

Gesellschafterbeschluss

der planA.earth GmbH

Die Unterzeichner sind die sämtlichen Gesellschafter (die „**Gesellschafter**") der

Shareholders´ Resolution

of planA.earth GmbH

The undersigned are the sole shareholders (the "**Shareholders**") of

planA.earth GmbH

(die „**Gesellschaft**"), eingetragen im Handelsregister des Amtsgerichts Berlin-Charlottenburg unter HRB 186096 B.

(the "**Company**"), registered with the commercial register of the local court of Berlin-Charlottenburg under HRB 186096 B.

Beschlussfassung

Unter Verzicht auf sämtliche nach Satzung und/oder Gesetz für die Einberufung und Durchführung einer Gesellschafterversammlung geltenden Form- und Fristvorschriften halten die Gesellschafter eine außerordentliche Gesellschafterversammlung der Gesellschaft ab und beschließen einstimmig und vorbehaltlos Folgendes:

Die Gesellschafter stimmen unwiderruflich der Übertragung und Abtretung aller Geschäftsanteile an der Gesellschaft an Diginex Limited, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, eingetragen im Cayman Islands General Registry unter Gesellschafter Nr. 406606, oder eine andere, von der Diginex Limited noch zu benennende Erwerbsgesellschaft zu.

Resolution

Waiving all formalities provided by law or the articles of association as to the convening, holding and passing of resolutions of an extraordinary shareholders' meeting of the Company, the Shareholders herewith resolve unanimously and unconditionally the following:

The Shareholders hereby irrevocably approve the transfer and assignment of all shares in the Company to Diginex Limited, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, registered with the Cayman Islands General Registry under company number 406606 or another acquisition company to be named by Diginex Limited.

Es werden keine weiteren Beschlüsse gefasst.

No further resolutions were passed.

Jeder Gesellschafter verzichtet auf etwaige Vorerwerbs-, Vorkaufs- oder Mitverkaufsrechte im Zusammenhang mit der Übertragung und Abtretung aller Geschäftsanteile an der Gesellschaft an Diginex Limited oder eine andere, von der Diginex Limited zu benennende Erwerbsgesellschaft.

Each Shareholder hereby waives any right of first refusal, pre-emptive or tag-along rights in connection with the transfer and assignment of shares in the Company to Diginex Limited oder eine andere, von der Diginex Limited zu benennende Erwerbsgesellschaft.

Dieser Gesellschafterbeschluss ist in deutscher Sprache abgefasst und mit einer Übersetzung in die englische Sprache versehen. Der deutsche Wortlaut ist allein rechtsverbindlich. Die englische Übersetzung dient nur zur Information.

This shareholders' resolution is written in the German language and provided with an English language translation. The German text shall be the only legally binding version. The English language translation is provided for convenience only.

[Unterschriftenseiten folgen / Signature pages follow]

Berlin, 31/12/2025

Ort/Place, Datum/Date

Mau Dana UG (haftungsbeschränkt)

Vertreten durch / represented by: Lubomila Jordanova

Berlin, 31/12/2025

Ort/Place, Datum/Date

Sasha Bezuhanova-Yordanova

Berlin, 31/12/2025

Ort/Place, Datum/Date

Bonnisseau Zukunft UG (haftungsbeschränkt)

Vertreten durch / represented by: Nathan Bonnisseau

Berlin, 31/12/2025

Ort/Place, Datum/Date

Creator Companies LLC

Vertreten durch / represented by: [•]

Berlin, 31.12.2025

Ort/Place, Datum/Date

A. Roth

FPCI Demeter 6 Amorçage

Vertreten durch / represented by: [•] Asina Roth (p.p.)

Berlin, 31.12.2025

Ort/Place, Datum/Date

A. Roth

coparion GmbH & Co. KG

Vertreten durch / represented by: coparion Komplementär GmbH, ihrerseits vertreten durch / itself represented by [•] and [•] Asina Roth (p.p.)

Berlin, 31.12.2025

Ort/Place, Datum/Date

A. Rohn

KEEN Venture Partners Fund II Coöperatief U.A.

Vertreten durch / represented by: [•] Asina Rohn (p.p.)

Berlin, 31.12.2025

Ort/Place, Datum/Date

A. Rohn

HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG

Vertreten durch / represented by: HV Capital GmbH, ihrerseits vertreten durch / itself represented by [•] Asina Rohn (p.p.)

Berlin, 31/12/2025

Ort/Place, Datum/Date

Hala Haenisch-Zeine

Berlin, 31/12/2025

Ort/Place, Datum/Date

Magic Flow UG (haftungsbeschränkt)

Vertreten durch / represented by: Artjem Weißbeck

Berlin, 31/12/2025

Ort/Place, Datum/Date

David Vismans

Berlin, 31/12/2025

Ort/Place, Datum/Date

RL Capital GmbH

Vertreten durch / represented by: Remy Alexander Lazarovici

Berlin, 31/12/2025

Ort/Place, Datum/Date

The Circle I Holdings Limited

Vertreten durch / represented by: [●]

Berlin 31.12.2025

Ort/Place, Datum/Date

Deutsche Bank Aktiengesellschaft

Vertreten durch / represented by: [●] Thomas Borchers, Attorney in fact

Berlin 31.12.2025

Ort/Place, Datum/Date

Lightspeed Venture Partners XIV-B (Ignite), L.P.

Vertreten durch / represented by: [●] Paul Rhode based on PoA

EU-360384284.3

DM_DE 18795089-2.150668.0011

Berlin, 31/12/2025

Ort/Place, Datum/Date

Illusian Ventures I Ky

Vertreten durch / represented by: [●]

Berlin, 31.12.2025

Ort/Place, Datum/Date

Opera Tech Ventures S.L.P

Vertreten durch / represented by: [●] Asina Roth (p.p.)

Berlin, 31.12.2025

Ort/Place, Datum/Date

Visa International Service Association

Vertreten durch / represented by: [●]
Julian Gebauer based on power of attorney dated 3 December 2025

EU-360384284.3

DM_DE 18795089-2.150668.0011

[redacted]

ANNEX 2.3.2

ISHA TERMINATION AGREEMENT

dated [•]

ISHA TERMINATION AGREEMENT

This termination agreement ("**Agreement**") is entered on the date hereof between:

(1) **planA.earth GmbH** (hereinafter the "**Company**");

(2) **Nathan Bonnisseau** (hereinafter "**NB**");

(3) **Lubomila Jordanova** (hereinafter "**LJ**", NB and LJ hereinafter together referred to as "**Founders**" and each a "**Founder**");

(4) **Mau Dana UG (haftungsbeschränkt)** (hereinafter "**Seller 1**");

(5) **Bonnisseau Zukunft UG (haftungsbeschränkt)** (hereinafter "**Seller 2**");

(6) **Sasha Bezuhanova-Yordanova** (hereinafter "**Seller 3**");

(7) **Creator Companies LLC** (hereinafter "**Seller 4**");

(8) **FPCI Demeter 6 Amorçage** represented by Demeter Investment Managers (hereinafter "**Seller 5**");

(9) **coparion GmbH & Co. KG** (hereinafter "**Seller 6**");

(10) **KEEN Venture Partners Fund II Coöperatief U.A.** represented by Keen Venture Partners B.V. (hereinafter "**Seller 7**");

(11) **HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG** (hereinafter "**Seller 8**");

(12) **Hala Haenisch-Zeine** (hereinafter "**Seller 9**");

(13) **Magic Flow UG (haftungsbeschränkt)** (hereinafter "**Seller 10**");

(14) **David Vismans** (hereinafter "**Seller 11**");

(15) **RL Capital GmbH** (hereinafter "**Seller 12**");

(16) **The Circle I Holdings Limited** (hereinafter "**Seller 13**");

(17) **Deutsche Bank Aktiengesellschaft** (hereinafter "**Seller 14**");

(18) **Lightspeed Venture Partners XIV-B (Ignite), L.P.** (hereinafter "**Seller 15**");

(19) **Illusian Ventures I Ky** (hereinafter "**Seller 16**");

(20) **Opera Tech Ventures S.L.P** (hereinafter "**Seller 17**");

(21) **Visa International Service Association** (hereinafter "**Seller 18**"); and

(22) **Flixfounders 2 GmbH & Co. KG** (hereinafter "**Seller 19**", Seller 1 through Seller 19 hereinafter together referred to as the "**Sellers**" and each a "**Seller**"; Sellers with the Company and the Founders hereinafter together referred to as the "**Parties**" and each a "**Party**").

PREAMBLE

(A) The Sellers are the sole shareholders of the Company, a limited liability company (*Gesellschaft mit beschränkter Haftung*) incorporated under German law with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 186096 B.

(B) The Sellers intend, subject to the terms and conditions of a separate share purchase and transfer agreement ("**SPA**"), to sell and transfer all shares in the Company to Diginex Limited with registered office at c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, registered with the Cayman Islands General Registry under company number 406606.

(C) The Parties have entered into an investment and restated shareholders' agreement dated 13 September 2023 and into an investment agreement and amendment agreement dated 15 May 2025 (deed index no. 1051/2025 MS of notary public Dr. Matthias Santelmann, Berlin), by which, inter alia, the restated shareholders' agreement dated 13 September 2023 was amended (together and as amended from time to time, the "**ISHA**").

(D) The Parties intend, subject to the occurrence of the Closing (as defined in the SPA), to terminate the ISHA and all rights and obligations under or in connection with the ISHA and waive *vis-à-vis* the Company any and all rights and claims of any kind, regardless of their legal nature, that each of the Sellers may have against the Company under the ISHA, current or prior investment agreements and/or any similar agreement relating to the Sellers' shareholding in the Company (if any), and vice versa.

NOW, THEREFORE, the Parties agree as follows:

1. Termination of ISHA

1.1 Subject to the Closing having occurred, the Parties hereby unconditionally and irrevocably terminate (*aufheben*) the ISHA with the effect as of the Closing, provided that (i) the obligations under section 48 of the ISHA (Confidentiality) shall survive such termination and (ii) the ISHA shall continue to serve as a basis for any service rendered during its term and among only the Sellers (excluding for avoidance of doubt the Company and any

bonuses agreed relating to the Company) for the allocation of proceeds received under the SPA.

1.2 For the avoidance of doubt, subject to the Closing having occurred, the Parties terminate (*aufheben*) and release each Founder, Seller 1 and Seller 2 from any non-compete and non-solicitation obligations set forth in Section 31 of the ISHA.

2. Mutual Release from ISHA

2.1 Subject to the Closing having occurred, each of the Sellers and the Founders hereby unconditionally and irrevocably release the Company from any and all obligations of any kind of the Company under the ISHA and fully waive *vis-à-vis* the Company any respective claims of whatsoever nature they may have out of or in connection with their respective positions as a shareholder of the Company under the articles of association, the ISHA and current or prior investment agreements and/or any similar agreement relating to the Sellers' shareholding in the Company, irrespective of whether known or unknown, absolute or contingent, save for any claims based on fraud or willful intent.

2.2 Subject to the Closing having occurred, the Company hereby irrevocably unconditionally and releases the Sellers and the Founders from any and all obligations of any kind under the ISHA and fully waives *vis-à-vis* each Seller and Founder any respective claims whatsoever nature it may have out of or in connection with the respective Sellers's positions as a shareholder, under the articles of association of the Company, the ISHA and current or prior investment agreements and/or any similar agreement relating to the Sellers' shareholding in the Company, irrespective of whether known or unknown, absolute or contingent, save for any claims based on fraud or willful intent.

2.3 For the avoidance of doubt, the releases and waivers included under Section 2.1 and 2.2 exclude any claims arising under the commercial agreements between any of the Parties (or any of the Parties' affiliates) and the Company.

3. Miscellaneous

3.1 This SHA Termination Agreement is subject to the provisions of the laws of Germany under exclusion of its rules of conflict of laws and the provisions on the Uniform Law on the International Sale of Goods (*CISG*).

3.2 In this Agreement the headings are inserted for convenience only and shall not affect the interpretation of this Agreement. Where a German term has been inserted in quotation marks and/or italics it alone (and not the English term to which it relates) shall be

authoritative for the purpose of the interpretation of the relevant English term in this Agreement.

3.3 All amendments to this Agreement (including to this Section 3.3) must be made in written form and executed by all Parties to be valid unless notarization is required under mandatory law. The Parties may execute this Agreement in multiple versions.

3.4 All disputes arising out of or in connection with this Agreement or its validity are to be decided, to the extent legally possibly, by the ordinary competent courts in Berlin, Germany.

3.5 This Agreement represents the entire agreement between the Parties and shall supersede all previous contracts, arrangements or understandings between the Parties with respect to the subject matter hereof.

3.6 Should any provision of this Agreement be or become invalid, ineffective or unenforceable in whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Such invalid, ineffective or unenforceable provision shall be deemed to be amended and replaced by such valid, effective and enforceable provision as regards form, subject matter, amount, measure, time, place and jurisdiction which shall accomplish as far as possible the economic purpose and intent and purpose of the Parties with respect to the invalid, ineffective or unenforceable provision. The same shall apply *mutatis mutandis* to any situation not contemplated under and/or covered by this Agreement.

[Signature pages follow]

____

planA.earth GmbH

____

Nathan Bonnisseau

____

Lubomila Jordanova-Yordanova

____

Mau Dana UG (haftungsbeschränkt)

____

Sasha Bezuhanova

____

Bonnisseau Zukunft UG (haftungsbeschränkt)

____

Creator Companies LLC

____

FPCI Demeter 6 Amorçage

____

coparion GmbH & Co. KG

____

KEEN Venture Partners Fund II Coöperatief U.A.

____

HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG

____

Hala Haenisch-Zeine

____

Magic Flow UG (haftungsbeschränkt)

____

David Vismans

RL Capital GmbH

The Circle I Holdings Limited

Deutsche Bank Aktiengesellschaft

Lightspeed Venture Partners XIV-B (Ignite), L.P.

Illusian Ventures I Ky

Opera Tech Ventures S.L.P

Visa International Service Association

Flixfounders 2 GmbH & Co. KG

Annex 3.1.1

Project Pyra

USD / EUR - Spot (as at 15 December 2025) = 0.8503

1 Upfront Consideration

Cash consideration	3.000.000
o/w cash consideration for shareholders	**1.601.887**
o/w transaction expenses / allocation for ESOP	**1.398.113**
Torch Partners IB Limited	1.010.650
Morrison Foerster	232.050
Ansarada (VDR)	1.140
Grant Thornton (Tax - DE)	43.061
Grant Thornton (Tax - BG)	2.380
Grant Thornton (Tax - FR)	8.832
PPR / VSOP settlement	50.000
Allocation of funds to cover PPR / VSOP claims	50.000

In EUR	*EUR*	*EUR*	*#*	*EUR*	*EUR*	*EUR*	*%*
	Cash consideration	*Share consideration*	*Share consideration*	*Net proceeds*	*Pro-rata fees*	*Gross proceeds*	*%*
	1.601.886,60	**52.000.000,00**	**6.720.317,00**	**53.601.886,60**	**1.398.113,40**	**55.000.000,00**	**100%**
Mau Dana UG (Lubomila Jordanova)	80.353,34	1.447.300,48	187.045,00	1.527.653,82	41.949,40	1.569.603,22	2,85%
Bonnisseau Zukunft UG	-	99.817,64	12.900,00	99.817,64	-	99.817,64	0,18%
Sasha Bezuhanova-Yordanova	96.628,80	1.740.450,14	224.930,00	1.837.078,94	50.439,00	1.887.517,94	3,43%
David Vismans	-	-	-	-	-	-	0,00%
Hala Haenisch-Zeine	-	-	-	-	-	-	0,00%
RL Capital GmbH	-	-	-	-	-	-	0,00%
Flixfounders 2 GmbH & Co. KG	29.914,93	538.819,19	69.635,00	568.734,12	15.615,00	584.349,12	1,06%
The Circle Holding Limited	-	-	-	-	-	-	0,00%
Magic Flow UG (haftungsbeschränkt)	-	-	-	-	-	-	0,00%
HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	157.872,53	4.651.365,71	601.128,00	4.809.238,24	132.042,00	4.941.280,24	8,98%
FPCI Demeter 6 Amorçage	262.979,04	5.641.339,64	729.069,00	5.904.318,68	162.109,00	6.066.427,68	11,03%
coparion GmbH & Co. KG	-	451.952,78	58.409,00	451.952,78	12.408,00	464.360,78	0,84%
Creator Companies LLC (Softbank)	-	-	-	-	-	-	0,00%
Keen Venture Partners Fund II Coöperatief U.A.	262.979,04	6.092.561,12	787.384,00	6.355.540,16	174.498,00	6.530.038,16	11,87%
Deutsche Bank Aktiengesellschaft	262.979,04	8.195.092,29	1.059.108,00	8.458.071,33	232.225,00	8.690.296,33	15,80%
Lightspeed Venture Partners XIV-B (Ignite), L.P.	105.106,51	10.932.935,25	1.412.938,00	11.038.041,76	303.061,00	11.341.102,76	20,62%
Visa International Service Association	-	1.807.811,14	233.636,00	1.807.811,14	49.635,00	1.857.446,14	3,38%
Illusian Ventures I	-	451.952,78	58.409,00	451.952,78	12.408,00	464.360,78	0,84%
Opera Tech Ventures S.L.P	262.979,04	7.448.419,48	962.610,00	7.711.398,52	211.724,00	7.923.122,52	14,41%
Management	80.094,33	2.500.182,36	323.116,00	2.580.276,69	-	2.580.276,69	4,69%
o/w Mau Dana UG (Lubomila Jordanova)	-	2.476.226,13	320.020,00	2.476.226,125	-	2.476.226,13	
o/w Bulgarian employees	-	23.956,23	3.096,00	23.956,234	-	23.956,23	

In USD	*USD*	*USD*	*#*	*USD*	*USD*	*USD*	*%*
	Cash consideration	*Share consideration*	*Share consideration*	*Net proceeds*	*Pro-rata fees*	*Gross proceeds*	*%*
	1.883.907,56	**61.154.886,51**	**6.720.317,00**	**63.038.794,07**	**1.644.258,97**	**64.683.053,04**	**100%**
Mau Dana UG (Lubomila Jordanova)	94.499,99	1.702.105,70	187.045,00	1.796.605,69	49.334,82	1.845.940,52	2,85%
Bonniseau Zukunft UG	-	117.391,09	12.900,00	117.391,09	-	117.391,09	0,18%
Sasha Bezuhanova-Yordanova	113.640,83	2.046.865,98	224.930,00	2.160.506,81	59.319,06	2.219.825,87	3,43%
David Vismans	-	-	-	-	-	-	0,00%

Hala Haenisch-Zeine	-	-	-	-	-	-	0,00%
RL Capital GmbH	-	-	-	-	-	-	0,00%
Flixfounders 2 GmbH & Co. KG	35.181,62	633.681,28	69.635,00	668.862,90	18.364,11	687.227,00	1,06%
The Circle Holding Limited	-	-	-	-	-	-	0,00%
Magic Flow UG (haftungsbeschränkt)	-	-	-	-	-	-	0,00%
HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	185.666,86	5.470.264,27	601.128,00	5.655.931,13	155.288,72	5.811.219,85	8,98%
FPCI Demeter 6 Amorçage	309.277,95	6.634.528,57	729.069,00	6.943.806,52	190.649,18	7.134.455,70	11,03%
coparion GmbH & Co. KG	-	531.521,56	58.409,00	531.521,56	14.592,50	546.114,05	0,84%
Creator Companies LLC (Softbank)	-	-	-	-	-	-	0,00%
Keen Venture Partners Fund II Coöperatief U.A.	309.277,95	7.165.190,07	787.384,00	7.474.468,02	205.219,33	7.679.687,36	11,87%
Deutsche Bank Aktiengesellschaft	309.277,95	9.637.883,44	1.059.108,00	9.947.161,39	273.109,49	10.220.270,88	15,80%
Lightspeed Venture Partners XIV-B (Ignite), L.P.	123.611,09	12.857.738,74	1.412.938,00	12.981.349,83	356.416,56	13.337.766,39	20,62%
Visa International Service Association	-	2.126.086,25	233.636,00	2.126.086,25	58.373,52	2.184.459,77	3,38%
Illusian Ventures I	-	531.521,56	58.409,00	531.521,56	14.592,50	546.114,05	0,84%
Opera Tech Ventures S.L.P	309.277,95	8.759.754,77	962.610,00	9.069.032,72	248.999,18	9.318.031,89	14,41%
Management	94.195,38	2.940.353,24	323.116,00	3.034.548,62	-	3.034.548,62	4,69%
o/w Mau Dana UG (Lubomila Jordanova)	-	2.912.179,38	320.020,00	2.912.179,378	-	2.912.179,38	
o/w Bulgarian employees	-	28.173,86	3.096,00	28.173,861	-	28.173,86	

2 Including 2027 EO

Note: In case 75% or more (but less than 100%) of the respective ARR Target is achieved in the respective twelve months period, the respective earn-out is payable pro rata

In EUR	EUR	EUR	#	EUR	EUR	EUR	%
	Cash consideration	*Share consideration*	*Share consideration*	*Net proceeds*	*Pro-rata fees*	*Gross proceeds*	%
	-	10.000.000,00	1.292.369,00	10.000.000,00	-	10.000.000,00	100%
Mau Dana UG (Lubomila Jordanova)	-	299.999,98	38.772,00	299.999,98	-	299.999,98	3,00%
Bonniseau Zukunft UG	-	-	-	-	-	-	0,00%
Sasha Bezuhanova-Yordanova	-	-	-	-	-	-	0,00%
David Vismans	-	21.602,22	2.792,00	21.602,22	-	21.602,22	0,22%
Hala Haenisch-Zeine	-	21.602,22	2.792,00	21.602,22	-	21.602,22	0,22%
RL Capital GmbH	-	21.602,22	2.792,00	21.602,22	-	21.602,22	0,22%
Flixfounders 2 GmbH & Co. KG	-	193.321,58	24.984,00	193.321,58	-	193.321,58	1,93%
The Circle Holding Limited	-	21.602,22	2.792,00	21.602,22	-	21.602,22	0,22%
Magic Flow UG (haftungsbeschränkt)	-	21.602,22	2.792,00	21.602,22	-	21.602,22	0,22%
HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	-	3.206.120,76	414.349,00	3.206.120,76	-	3.206.120,76	32,06%
FPCI Demeter 6 Amorçage	-	829.119,48	107.153,00	829.119,48	-	829.119,48	8,29%
coparion GmbH & Co. KG	-	564.638,03	72.972,00	564.638,03	-	564.638,03	5,65%
Creator Companies LLC (Softbank)	-	-	-	-	-	-	0,00%
Keen Venture Partners Fund II Coöperatief U.A.	-	2.942.815,42	380.320,00	2.942.815,42	-	2.942.815,42	29,43%
Deutsche Bank Aktiengesellschaft	-	367.418,76	47.484,00	367.418,76	-	367.418,76	3,67%
Lightspeed Venture Partners XIV-B (Ignite), L.P.	-	960.385,55	124.117,00	960.385,55	-	960.385,55	9,60%
Visa International Service Association	-	192.061,58	24.821,00	192.061,58	-	192.061,58	1,92%
Illusian Ventures I	-	48.015,40	6.205,00	48.015,40	-	48.015,40	0,48%
Opera Tech Ventures S.L.P	-	288.092,36	37.232,00	288.092,36	-	288.092,36	2,88%
Management	-	-	-	-	-	-	0,00%

In USD	USD	USD	#	USD	USD	USD	%
	Cash consideration	*Share consideration*	*Share consideration*	*Net proceeds*	*Pro-rata fees*	*Gross proceeds*	%
	-	11.760.555,10	1.292.369,00	11.760.555,10	-	11.760.555,10	100%
Mau Dana UG (Lubomila Jordanova)	-	352.816,63	38.772,00	352.816,63	-	352.816,63	3,00%
Bonniseau Zukunft UG	-	-	-	-	-	-	0,00%
Sasha Bezuhanova-Yordanova	-	-	-	-	-	-	0,00%

David Vismans	-	25.405,41	2.792,00	25.405,41	-	25.405,41	0,22%
Hala Haenisch-Zeine	-	25.405,41	2.792,00	25.405,41	-	25.405,41	0,22%
RL Capital GmbH	-	25.405,41	2.792,00	25.405,41	-	25.405,41	0,22%
Flixfounders 2 GmbH & Co. KG	-	227.356,91	24.984,00	227.356,91	-	227.356,91	1,93%
The Circle Holding Limited	-	25.405,41	2.792,00	25.405,41	-	25.405,41	0,22%
Magic Flow UG (haftungsbeschränkt)	-	25.405,41	2.792,00	25.405,41	-	25.405,41	0,22%
HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	-	3.770.575,98	414.349,00	3.770.575,98	-	3.770.575,98	32,06%
FPCI Demeter 6 Amorçage	-	975.090,53	107.153,00	975.090,53	-	975.090,53	8,29%
coparion GmbH & Co. KG	-	664.045,67	72.972,00	664.045,67	-	664.045,67	5,65%
Creator Companies LLC (Softbank)	-	-	-	-	-	-	0,00%
Keen Venture Partners Fund II Coöperatief U.A.	-	3.460.914,29	380.320,00	3.460.914,29	-	3.460.914,29	29,43%
Deutsche Bank Aktiengesellschaft	-	432.104,86	47.484,00	432.104,86	-	432.104,86	3,67%
Lightspeed Venture Partners XIV-B (Ignite), L.P.	-	1.129.466,72	124.117,00	1.129.466,72	-	1.129.466,72	9,60%
Visa International Service Association	-	225.875,08	24.821,00	225.875,08	-	225.875,08	1,92%
Illusian Ventures I	-	56.468,78	6.205,00	56.468,78	-	56.468,78	0,48%
Opera Tech Ventures S.L.P	-	338.812,61	37.232,00	338.812,61	-	338.812,61	2,88%
Management	-	-	-	-	-	-	0,00%

3 Including 2028 EO

Note: In case 75% or more (but less than 100%) of the respective ARR Target is achieved in the respective twelve months period, the respective earn-out is payable pro rata

In EUR	*EUR*	*EUR*	*#*	*EUR*	*EUR*	*EUR*	*%*
	Cash consideration	*Share consideration*	*Share consideration*	*Net proceeds*	*Pro-rata fees*	*Gross proceeds*	*%*
	-	15.000.000,00	1.938.553,00	15.000.000,00	-	15.000.000,00	100%
Mau Dana UG (Lubomila Jordanova)	-	7.945.228,32	1.026.818,00	7.945.228,32	-	7.945.228,32	52,97%
Bonniseau Zukunft UG	-	812.578,96	105.015,00	812.578,96	-	812.578,96	5,42%
Sasha Bezuhanova-Yordanova	-	1.316.052,88	170.083,00	1.316.052,88	-	1.316.052,88	8,77%
David Vismans	-	3.483,99	450,00	3.483,99	-	3.483,99	0,02%
Hala Haenisch-Zeine	-	3.483,99	450,00	3.483,99	-	3.483,99	0,02%
RL Capital GmbH	-	3.483,99	450,00	3.483,99	-	3.483,99	0,02%
Flixfounders 2 GmbH & Co. KG	-	31.178,74	4.029,00	31.178,74	-	31.178,74	0,21%
The Circle Holding Limited	-	3.483,99	450,00	3.483,99	-	3.483,99	0,02%
Magic Flow UG (haftungsbeschränkt)	-	3.483,99	450,00	3.483,99	-	3.483,99	0,02%
HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	-	486.104,90	62.823,00	486.104,90	-	486.104,90	3,24%
FPCI Demeter 6 Amorçage	-	1.933.845,82	249.924,00	1.933.845,82	-	1.933.845,82	12,89%
coparion GmbH & Co. KG	-	1.898.946,89	245.414,00	1.898.946,89	-	1.898.946,89	12,66%
Creator Companies LLC (Softbank)	-	107.260,42	13.862,00	107.260,42	-	107.260,42	0,72%
Keen Venture Partners Fund II Coöperatief U.A.	-	451.383,12	58.335,00	451.383,12	-	451.383,12	3,01%
Deutsche Bank Aktiengesellschaft	-	-	-	-	-	-	0,00%
Lightspeed Venture Partners XIV-B (Ignite), L.P.	-	-	-	-	-	-	0,00%
Visa International Service Association	-	-	-	-	-	-	0,00%
Illusian Ventures I	-	-	-	-	-	-	0,00%
Opera Tech Ventures S.L.P	-	-	-	-	-	-	0,00%
Management	-	-	-	-	-	-	0,00%

In USD	*USD*	*USD*	*#*	*USD*	*USD*	*USD*	*%*
	Cash consideration	*Share consideration*	*Share consideration*	*Net proceeds*	*Pro-rata fees*	*Gross proceeds*	*%*
	-	17.640.832,65	1.938.553,00	17.640.832,65	-	17.640.832,65	100%
Mau Dana UG (Lubomila Jordanova)	-	9.344.029,54	1.026.818,00	9.344.029,54	-	9.344.029,54	52,97%
Bonniseau Zukunft UG	-	955.637,96	105.015,00	955.637,96	-	955.637,96	5,42%
Sasha Bezuhanova-Yordanova	-	1.547.751,24	170.083,00	1.547.751,24	-	1.547.751,24	8,77%
David Vismans	-	4.097,37	450,00	4.097,37	-	4.097,37	0,02%
Hala Haenisch-Zeine	-	4.097,37	450,00	4.097,37	-	4.097,37	0,02%
RL Capital GmbH	-	4.097,37	450,00	4.097,37	-	4.097,37	0,02%
Flixfounders 2 GmbH & Co. KG	-	36.667,93	4.029,00	36.667,93	-	36.667,93	0,21%
The Circle Holding Limited	-	4.097,37	450,00	4.097,37	-	4.097,37	0,02%
Magic Flow UG (haftungsbeschränkt)	-	4.097,37	450,00	4.097,37	-	4.097,37	0,02%
HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	-	571.686,35	62.823,00	571.686,35	-	571.686,35	3,24%

FPCI Demeter 6 Amorçage	-	2.274.310,03	249.924,00	2.274.310,03	-	2.274.310,03	12,89%
coparion GmbH & Co. KG	-	2.233.266,95	245.414,00	2.233.266,95	-	2.233.266,95	12,66%
Creator Companies LLC (Softbank)	-	126.144,21	13.862,00	126.144,21	-	126.144,21	0,72%
Keen Venture Partners Fund II Coöperatief U.A.	-	530.851,61	58.335,00	530.851,61	-	530.851,61	3,01%
Deutsche Bank Aktiengesellschaft	-	-	-	-	-	-	0,00%
Lightspeed Venture Partners XIV-B (Ignite), L.P.	-	-	-	-	-	-	0,00%
Visa International Service Association	-	-	-	-	-	-	0,00%
Illusian Ventures I	-	-	-	-	-	-	0,00%
Opera Tech Ventures S.L.P	-	-	-	-	-	-	0,00%
Management	-	-	-	-	-	-	0,00%

Annex 3.2.3 – Bulgarian Managers

Name	Number of Purchaser Shares
Dzhordzhio Naldzhiev	1,548
Radina Tsareva	1,548

Annex 3.2.3-2 – Draft Lock-up Agreement

to the Share Purchase and Transfer Agreement relating to planA.earth GmbH

Lock-up Agreement

This lock-up agreement (the "**Agreement**") dated [29-12-2025] has been entered into among

(1) **Dzhordzhio Naldzhiev**, a [Bulgarian] citizen, born on 23-12-1991 in Bulgaria, with address at 8 Vasil Levski Str., fl. 2. ap.6 4000 Plovdiv, Bulgaria (the "**Shareholder**"); and

(2) **Radina Tsareva**, a [Bulgarian] citizen, born on 23.05.2000 in Bulgaria, with address at Mladost 3, 330A 1712 Sofia , Bulgaria (Dzhordzhio Naldzhiev and Radina Tsareva together the **"Shareholders")**; and

(3) **Diginex Limited**, with registered office at Diginex Limited, c/o Ogier Global (Cayman), Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, registered with the Cayman Islands General Registry under company number 406606 ("**Diginex**").

RECITALS

Diginex envisages to issue [3,096] shares in Diginex to the Shareholders (1,548 shares for each Shareholder). The parties hereto desire to agree on a lock-up arrangement with regard to these [3,096] shares in Diginex (the "**Lock-Up Shares**").

ARTICLE 1 - Lock-Up

The Shareholders receiving Lock-Up Shares will not, without the prior written consent of Diginex, directly, or indirectly, (i) offer, sell, assign, pledge, transfer, contract to sell, grant any options for the sale of, or otherwise dispose of, or announce the intention to otherwise dispose of, any Lock-Up Shares, or (ii) enter into any swap, hedge, pledge or similar agreement or arrangement that transfer in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares (the "**Lock-Up**".

ARTICLE 2 - Release from Lock-Up

The Lock-Up Shares shall be released from the Lock-Up pursuant to Article 1 above in accordance with the following schedule:

25% released at 6 months after the day of the transfer of the Lock-Up Shares to the Shareholders (the day of transfer, the "**Closing Date**");

25% released at 9 months after the Closing Date;

25% released at 12 months after the Closing Date;

25% released at 15 months after the Closing Date.

ARTICLE 3 - MISCELLANEOUS

Governing Law; Jurisdiction. This Agreement and any non-contractual obligations arising out of or in connection therewith shall be governed by and construed in accordance with the substantive laws of [Germany]. Place of performance for the obligations hereto shall be [Frankfurt am Main].

Severability; Amendments; Assignment. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or of such provision in any other jurisdiction shall not in any way be affected thereby. The invalid or unenforceable provision shall be deemed replaced by such valid, legal or enforceable provision which comes as close as possible to the original intent of the parties and the invalid, illegal or unenforceable provision. The aforesaid shall apply *mutatis mutandis* to any gap in this Agreement. This Agreement (including this specific clause) may not be amended or modified in any manner except by a written agreement executed by the parties hereto. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by any party without the written consent of the other parties.

[*Signature page follows*]

[________] and, [________________]

Dzhordzhio Naldzhiev

By: Dzhordzhio Naldzhiev 29-12-2025

Radina Tsareva

By: radina.tsareva@plana.earth 29-12-2025

Diginex Limited

By: ______________________________
Title:

CERTIFICATE *of* SIGNATURE

REF. NUMBER
IAP7H-GPCOY-CJBZF-AGFZL

DOCUMENT COMPLETED BY ALL PARTIES ON
29 DEC 2025 21:21:05
UTC

SIGNER	TIMESTAMP	SIGNATURE
EMAIL RADINA.TSAREVA@PLANA.EARTH	SENT 29 DEC 2025 12:16:50 VIEWED 29 DEC 2025 21:05:00 SIGNED 29 DEC 2025 21:21:05	radina.tsareva@plana.earth IP ADDRESS 92.189.163.122 LOCATION L'HOSPITALET DE LLOBREGAT, SPAIN

RECIPIENT VERIFICATION

EMAIL VERIFIED
29 DEC 2025 21:05:00

Signed with PandaDoc

CERTIFICATE *of* SIGNATURE

REF. NUMBER
NCSNN-FYBZD-M8SA7-NWWSD

DOCUMENT COMPLETED BY ALL PARTIES ON
30 DEC 2025 07:31:39
UTC

SIGNER	TIMESTAMP	SIGNATURE
DZHORDZHIO NALDZHIEV EMAIL DZHORDZHIO.NALDZHIEV@PLANA.EARTH	SENT 29 DEC 2025 21:31:18 VIEWED 30 DEC 2025 07:21:45 SIGNED 30 DEC 2025 07:31:39	Dzhordzhio Naldzhiev IP ADDRESS 85.130.119.206 LOCATION PLOVDIV, BULGARIA

RECIPIENT VERIFICATION

EMAIL VERIFIED
30 DEC 2025 07:21:45

Annex 3.3

ESCROW AGREEMENT

("**Agreement**")

between

(1) **Mau Dana UG (haftungsbeschränkt)** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 235271 B, ("**Seller 1**")

(2) **Sasha Bezuhanova-Yordanova,** born on 27 September 1962, resident at Sofia, Bulgaria, ("**Seller 3**")

(3) **FPCI Demeter 6 Amorçage** (*French Fonds professional de capital investissemant*) legally managed and represented by Demeter Investment Managers, with registered seat in Paris, France registered with the commercial and companies register Paris (*Registre du Commerce et des Sociétés Paris*) under No. B 483 279 923, ("**Seller 5**")

(4) **KEEN Venture Partners Fund II Coöperatief U.A.,** with registered seat in Amsterdam, Netherlands, registered with the commercial register (*Kamer van Koophandel*) under KvK 83431934, ("**Seller 7**")

(5) **HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG,** with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRA 112522, ("**Seller 8**")

(6) **Deutsche Bank Aktiengesellschaft,** with registered seat in Frankfurt, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Frankfurt am Main under HRB 30000, ("**Seller 14**")

(7) **Lightspeed Venture Partners XIV-B (Ignite), L.P.,** with registered seat in Grand Cayman, Cayman Islands, registered with Registry of Exempted Limited Partnership Cayman Islands under No. MC-115078, ("**Seller 15**")

(8) **Opera Tech Ventures S.L.P,** with registered seat in Paris, France, registered with the commercial register Paris (*Greffe du Tribunal de Commerce de Paris*) under No. 839873403, ("**Seller 17**")

(9) **Flixfounders 2 GmbH & Co. KG**, with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRA 118248, ("**Seller 19**", Seller 1 through Seller 19 hereinafter together referred to as the "**Sellers**" and each a "**Seller**")

(10) **planA.earth GmbH**, a limited liability company (*Gesellschaft mit beschränkter Haftung*) incorporated under German law with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 186096 B (the "**Company**");

(11) **Diginex Ltd.** with registered office at Diginex Limited, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, registered with the Cayman Islands General Registry under company number 406606, (the "**Purchaser**"),

and

(12) **Dr. Matthias Santelmann**, acting in his capacity as notary public, having its official residence at Markgrafenstraße 33, 10117 Berlin, Germany,

(the "**Escrow Agent**").

The parties (1) to (12) are hereinafter each referred to as a "**Party**" and collectively also referred to as the "**Parties**".

RECITALS

(A) On 31 December 2025,, the Sellers, further parties and the Purchaser entered into that certain share purchase and transfer agreement regarding all shares in planA.earth GmbH (deed index No. 3838 / 2025 MS of the Escrow Agent) (the "**Share Purchase Agreement**") by which the Purchaser purchased and acquired certain shares held by the Sellers in the Company.

(B) Pursuant to Sections 3.1.2 (including Annex 3.1.1) and 3.3 of the Share Purchase Agreement, the Sellers and the Purchaser have agreed that the respective Cash Purchase Price to be paid by the Purchaser to the respective Seller shall not be paid directly to the respective Seller but shall be paid into a notarial escrow account to be set up by the Escrow Agent and shall then be disbursed by the Escrow Agent to the respective Seller and other parties subject to the provisions set forth in this Agreement.

(C) The Parties now wish to enter into this Agreement with the Escrow Agent in order to implement the payment mechanism set forth in the Share Purchase Agreement.

Now, therefore, the Parties hereby agree as follows:

1. DEFINITIONS

1.1 The following capitalised terms and expressions used in this Agreement shall have the meaning respectively ascribed to them:

a) "**Agreement**" means this escrow agreement;

b) "**Bank Account Holder**" means Deutsche Bank Aktiengesellschaft, with registered office in Frankfurt am Main, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Frankfurt am Main under HRB 30000, Berlin branch;

c) "**Business Day**" has the meaning ascribed to that term in the Share Purchase Agreement;

d) "**Cash Purchase Price**" has the meaning ascribed to that term in the Share Purchase Agreement;

e) "**Closing Memorandum**" has the meaning ascribed to that term in the Share Purchase Agreement;

f) "**Escrow Account**" means the following notarial trust account (*Notanderkonto*) by the Escrow Agent held with the Bank Account Holder:

Account Holder:	Dr. Matthias Santelmann
IBAN:	DE25 1007 0124 0327 3620 20
BIC:	DEUTDEDB101
Bank:	Deutsche Bank Aktiengesellschaft, Berlin

g) "**Escrow Amount**" means the amounts actually deposited on the Escrow Account;

h) "**Escrow Agent**" has the meaning ascribed to that term in the introduction of this Agreement;

i) "**Joint Representative**" has the meaning ascribed to that term in the Share Purchase Agreement;

j) "**Party**" / "**Parties**" has the meaning ascribed to that term in the introduction of this Agreement;

k) "**Scheduled Closing Date**" has the meaning ascribed to that term in the Share Purchase Agreement;

l) "**Section**" means a reference to the respective provision of this Agreement;

m) "**Sellers' Account(s)**" means the bank accounts set forth in Annex A to this Agreement or such other bank account as notified by the respective Seller to the Escrow Agent in accordance with Section 5 of this Agreement;

n) "**Share Purchase Agreement**" has the meaning ascribed to that term in Recital (A).

1.2 Unless otherwise defined in this Agreement, capitalised terms and expressions used in this Agreement shall have the meaning respectively ascribed to them in the Share Purchase Agreement.

2. APPOINTMENT OF ESCROW AGENT, INSTRUCTIONS, ESCROW FEE

2.1 The Sellers and the Purchaser hereby jointly and irrevocably appoint the Escrow Agent in his capacity as notary public to act as trustee (*Treuhänder*) for the purposes of this Agreement and instruct the Escrow Agent to hold, administer and release the Escrow Amount in accordance with the terms and conditions set out in this Agreement. The Escrow Agent hereby irrevocably accepts the appointment and agrees to hold, administer and release the Escrow Amount in accordance with these instructions. The Escrow Agent's rights and obligations under this Agreement and the instructions hereunder may at any time be executed by his legal notary representative

(*Notarvertreter*), including, without limitation, all obligations relating to the Escrow Account. References in this Agreement to the Escrow Agent shall be construed accordingly.

2.2 The Escrow Agent is authorized and regulated by the laws applicable to him in his function as notary public in Berlin and accordingly his rights and obligations shall exclusively be determined by the following instructions given by the Sellers and the Purchaser:

a) The Escrow Agent shall have the following areas of responsibility:

(i) The Escrow Agent shall be authorized and obliged to receive any notice and/or documentation in connection with the instructions given hereunder. The Escrow Agent may rely on the assumption that any notices and/or documentation provided to him is true and accurate and has been duly authorized and validly made, it being understood that the Escrow Agent shall not be required to make any further investigation in this regard.

(ii) The Escrow Agent shall not be liable and does not otherwise assume any responsibility in connection with the accuracy, authenticity or completeness of any notice, direction, instruction, consent, statement or other document received by him, including the due authorization and valid execution thereof. The Escrow Agent's liability in case of a destruction or loss of the notices and/or documentation received by him shall be excluded to the fullest extent legally permissible.

(iii) The Escrow Agent assumes no responsibility or monitoring obligation with regard to the amount of costs and taxes incurred in connection with the establishment and administration of the Escrow Account.

(iv) The Escrow Agent advises the other Parties that the Escrow Account does not bear any interest at the moment. The Parties agree that the Escrow Agent shall not be obligated to invest the Escrow Amount in any way.

(v) The Escrow Agent shall be authorized to conduct a legal assessment in relation to all deposits into the Escrow Account and all withdrawals from the Escrow Account for compliance with applicable laws and regulations, including, without limitation, compliance with applicable anti-money laundering laws. The Escrow Agent shall not be liable for any delays in the implementation of any instructions or compliance with any obligations hereunder, if and to the extent that such delays are resulting from a legal assessment in accordance with this provision.

b) The Escrow Agent assumes no responsibility and shall in no event be liable for:

(i) any delays in implementing any instructions, which have been caused (*Vertretenmüssen*) by the Bank Account Holder, any of its correspondent banks or any of the other Parties to this Agreement;

(ii) any loss or damage resulting from fraud (*Vorsatz*) or negligence (*Fahrlässigkeit*) of the Bank Account Holder, any of its correspondent banks or any of the other Parties to this Agreement;

(iii) any loss or damage resulting from insolvency, administration, restructuring or similar proceedings pending against the Bank Account Holder, any of its correspondent banks or any of the other Parties to this Agreement.

c) The Sellers and the Purchaser hereby irrevocably instruct the Escrow Agent:

(i) to make all payments for costs and expenses, taxes and other liabilities, arising out of or in connection with the instructions given hereunder and/or the establishing of the Escrow Account, including any applicable bank transfer costs; and

(ii) to take or omit all actions required by applicable laws or order of a competent court or governmental authority in connection with the instructions given hereunder, including any payments, deductions or retentions for taxation purposes or otherwise.

d) The Escrow Agent hereby accepts the instructions given hereunder, subject to the occurrence of the conditions and pre-requisites contained in the instructions. For the avoidance of doubt, the Escrow Agent shall not be bound to the Sellers and/or the Purchaser by way of agreement and no duties, responsibilities or obligations in excess of those expressly set forth in the instructions shall otherwise be inferred or implied.

e) The Escrow Agent may refrain from implementing the instructions and shall not be liable or otherwise responsible for any loss or damages, if and to the extent that:

(i) the exact obligation, duty or responsibility in connection with the instructions given by the Sellers and the Purchaser is unclear; or

(ii) the Escrow Agent receives instructions from the Sellers and/or the Purchaser, which conflict with each other and/or are inconsistent with the instructions hereunder, in which case the Escrow Agent may request a joint written instruction by the Sellers and/or the Purchaser, containing a unanimous instruction on the relevant matter; or

(iii) a third party raises claims in relation to the Escrow Amount, which conflict with the instructions hereunder.

2.3 The Escrow Agent shall be entitled to fees and expense reimbursements in accordance with the German Act on Court and Notarial Fees (*Gerichts- und Notarkostengesetz*), which shall be borne by the Sellers pro rata to the amounts released to them inter se, being Seller 1 to 5.28%, Seller 3 6.35%, Seller 5 17.28%, Seller 7 17.28%, Seller 8 10.37%, Seller 14 17.28%, Seller 15 6.91% Seller 17 17.28% and Seller 19, 1.97%.

3. ESCROW ACCOUNT, RECEIPT, ADMINISTRATION AND RELEASE OF THE ESCROW AMOUNT

3.1 Escrow Account, Costs and Expenses in relation to Escrow Account

a) The Escrow Agent has already applied for opening the Escrow Account with the Bank Account Holder and the Bank Account Holder has opened the Escrow Account accordingly.

b) The Sellers and the Purchaser are obliged to promptly deliver to the Escrow Agent all documentation useful or required by the Bank Account Holder to maintain the Escrow Account, if any, in particular with respect to the requirements under anti-money laundering rules.

3.2 **Payment and receipt of Escrow Amount**

a) The Purchaser shall pay an amount equal to the Cash Purchase Price into the Escrow Account on the Scheduled Closing Date and shall at the same time notify the Sellers and the Escrow Agent of such respective payment.

b) The Escrow Agent shall notify the other Parties of the deposit of the Escrow Amount (in whole or in part) into the Escrow Account, as soon as practicable following receipt of a confirmation by the Bank Account Holder of the deposit.

c) The Escrow Agent may not withhold *(zurückbehalten)* or set-off *(aufrechnen)* the Escrow Amount or any parts thereof with regard to any charges or claims the Escrow Agent may have against the other Parties, unless expressly provided for otherwise in this Agreement (e.g. pursuant to Section 2.3).

3.3 **Release of the Escrow Amount**

a) The Escrow Agent shall release the Escrow Amount (in whole or in part) strictly and exclusively in accordance with the terms of this Agreement. The other Parties shall not seek, request or otherwise claim for the release of the Escrow Amount, other than in accordance with the terms and conditions of this Agreement.

b) Other than pursuant to subsection c) d) and e) hereof, the Escrow Agent shall release the Escrow Amount only upon, and in accordance with, the joint instruction of the Purchaser and the Joint Representative.

c) As long as there is no joint instruction from the Purchaser and the Joint Representative, the Escrow Agent shall release (i) to each Seller a portion of the Escrow Amount corresponding to the amount of the respective Cash Purchase Price to be paid to the respective Seller under the Share Purchase Agreement (as allocated in Annex 3.1.1 of the Share Purchase Agreement) and (ii) an aggregate amount of EUR 1,478.207.73 from the Cash Purchase Price to certain parties as listed and set-out in Annex 3.3 c) (x) to settle transaction cost on behalf of the Sellers, (y) provide the Company a gross amount for bonus payments to be paid to certain employees after remitting all taxes and (z) to pay out the VSOP/PPR Settlement Amount pursuant to Section 7.4 of the Share Purchase Agreement, in each case of (i) and (ii) within two (2) Business Days after receipt of (i) a pdf copy of the Closing Memorandum pursuant to Section 8.4.2 of the Share Purchase Agreement or (i) receipt of a separate proof that condition precedent pursuant to Section 2.4 (ii) of the Share Purchase Agreement has been fulfilled.

d) The Escrow Agent shall release to the Purchaser the Escrow Amount corresponding to the amount of the total Cash Purchase Price within two (2) Business Days after receipt of a copy of a withdrawal notice executed by the Joint Representative withdrawing from the Share Purchaser Agreement.

e) The Escrow Agent shall release to the Purchaser the Escrow Amount corresponding to the amount of the total Cash Purchase Price within two (2) Business Days after receipt of a copy of a withdrawal notice executed by the Joint

Representative or the Purchaser accompanied with (i) an electronic excerpt from the commercial register competent for the Company or (ii) an electronic except from *insolvenzbekanntmachungen.de*, in each case showing that insolvency proceedings have been opened over the assets of the Company.

f) The Escrow Agent shall not be required to make any payments from the Escrow Account, if and to the extent that the payment exceeds the Escrow Amount existing at the relevant point in time. For the avoidance of doubt, the Escrow Agent shall not expend any of his own funds or otherwise incur any financial liability in connection with the performance of any of his duties hereunder.

3.4 **Sellers' Accounts**

Unless otherwise specified by the Party receiving the respective portion of the released Escrow Amount, all releases to be made by the Escrow Agent shall be paid by wire transfer to the bank account of the respective Seller as set forth in Annex A or the parties as set-out in Annex 3.3 c).

4. TERMINATION

4.1 The Parties may at any time mutually agree in writing to terminate this Agreement.

4.2 The Escrow Agent shall close the Escrow Account and this Agreement shall terminate automatically and cease to have any further force and effect (other than in relation to accrued liabilities hereunder which shall survive such termination) upon release of the entire Escrow Amount in accordance with Section 3.3 of this Agreement.

5. NOTICES

5.1 All notices and other communications hereunder or in connection with this Agreement must be in writing unless another form is expressly agreed in this Agreement in individual cases and unless mandatory law requires a stricter form. Unless expressly agreed otherwise in this Agreement in individual cases, a notice shall become effective upon receipt by the respective other Parties (receipt by the recipients intended for copies is irrelevant), whereby a Notice sent by courier or registered mail shall be deemed to have been received on the 3rd Business Day after dispatch if the sending Party presents a proof of delivery from the courier service or the post office. All Notices shall be sent to the addresses listed in Annex 17.1 to the Share Purchase Agreement, or, with regard to the Escrow Agent, to the following address:

For the attention of:	Dr. Matthias Santelmann
Address:	c/o Dentons Europe (Germany) GmbH & Co. KG Markgrafenstraße 33, 10117 Berlin, Germany
E-mail:	matthias.santelmann@dentons.com johannes.beckmann@dentons.com agnieszka.czernia@dentons.com

5.2 Each Party shall immediately notify the other Parties of any changes to the above addresses. Until receipt of the corresponding notices of a change of address, notices addressed to the previous address shall be deemed effective and received.

5.3 The Escrow Agent shall, without undue delay, send a copy of any notice received from a Seller or the Purchaser to the respective other Parties.

6. **MISCELLANEOUS**

6.1 This Agreement shall be governed by, and construed in accordance with, the laws of the Federal Republic of Germany, disregarding its conflict of laws rules. For the avoidance of doubt, the rights and obligations under this Agreement are supplemental to applicable law and do not limit any rights or remedies pursuant to applicable law.

6.2 The courts of Berlin, Germany, shall, to the extent legally permissible, have exclusive jurisdiction with respect to all disputes arising out of or in connection with this Agreement and its validity or enforceability.

6.3 If and to the extent that one or more provisions of this Agreement are or become wholly or partially invalid (*nichtig*), void (*unwirksam*) or unenforceable (*undurchsetzbar*), this shall not affect the validity, effectiveness and enforceability of the other provisions of this Agreement, provided that any such invalid, void or unenforceable provision of this Agreement shall be deemed replaced by such valid, effective and enforceable provision as most closely corresponds to the legal and economic terms and purpose intended by the Parties with the invalid, void or unenforceable provision of this Agreement. Any gaps in this Agreement shall be deemed filled with an arrangement that corresponds as closely as legally and practically possible to the legal and economic terms and purpose intended by the Parties, had they considered the relevant matter at the time of the conclusion of this Agreement. For the avoidance of doubt, it is the express intention of the Parties to maintain the validity of the remaining provisions at all events and to exclude the applicability of section 139 BGB as a whole.

6.4 This Agreement constitutes the comprehensive understanding of the Parties with regard to the subject matter hereof and supersedes any and all prior written and oral agreements and understandings that may exist between the Parties with respect to the subject matter of this Agreement or parts thereof. There are no side agreements to this Agreement.

6.5 This Agreement may only be amended by an instrument in writing duly executed by the Parties, except where stricter mandatory form requirements apply under applicable law. For the avoidance of doubt, this shall also apply to any modification or waiver in respect of this provision. Any amendments to this Agreement shall not require the consent of a third party.

6.6 The Parties may neither assign nor otherwise dispose of their rights under arising out of or in connection with this Agreement, unless the other Parties have expressly granted their prior written consent regarding such assignment or disposal.

6.7 Except as expressly stipulated otherwise within this Agreement, the provisions of this Agreement shall not constitute a contract for the benefit of third parties (*Vertrag zu Gunsten Dritter*) nor a contract with protective effect for third parties (*kein Vertrag mit Schutzwirkung für Dritte*).

Annex A

6

Payment to	Account holder name	Country of residence	Currency	Bank	Account #	Sort Code	Bank Code	IBAN	SWIFT / BIC Code
Mau Dana UG (Lubomila Jordanova)	Mau Dana UG	Germany	EUR	Qonto	2355000075	n.a.	10010123	DE61 1001 0123 2355 0000 75	TRWIBEB3XXX
Sasha Bezuhanova-Yordanova	Sasha Konstantinova Bezuhanova - Yordanova	Bulgaria	EUR	United Bulgarian Bank	n.a.	n.a.	n.a.	BG24UBBS80021462834710	UBBSBGSF
Flixfounders 2 GmbH & Co. KG	Flixfounders 2 GmbH & Co. KG	Germany	EUR	UniCredit Bank	0041570946	n.a.	n.a.	DE17 1002 0890 0041 5709 46	HYVEDEMM488
HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	Germany	EUR	Commerzbank AG	0527866800	n.a.	n.a.	DE62 6004 0071 0527 8668 00	COBADEFFXXX
FPCI Demeter 6 Amorçage	Demeter 6 Amorçage EUR	France	EUR	CACEIS Bank	00500119386	n.a.	00010 / 18129	FR76 1812 9000 1000 5001 1938 673	ISAEFRPP
Keen Venture Partners Fund II Coöperatief U.A.	KEEN Venture Partners Fund II Coöperatief U.A.	The Netherlands	EUR	ING Bank N.V.	0007723381	n.a.	n.a.	NL47 INGB 0007 7233 81	INGBNL2A
Deutsche Bank Aktiengesellschaft	Deutsche Bank AG	Germany	EUR	Deutsche Bank Luxembourg S. A.	140010193902	n.a.	n.a.	LU97 0360 1400 1019 3902	DEUTLULL
Lightspeed Venture Partners	Lightspeed Venture Partners XIV-	United States	EUR	Silicon Valley Bank	3303565382 (domestic wire)	n.a.	n.a.	n.a.	SVBKUS6S

XIV-B (Ignite), L.P.	B (Ignite), L.P.				3303565382 (international wire)				
Opera Tech Ventures S.L.P	Opera Tech Ventures SLP	France	EUR	BNP Paribas	0000444649U	n.a.	00001 / 41329	FR61 4132 9000 0100 0044 4649 U96	PARBFRPP

Annex 3.3 c)

2	**Escrow account to pay transaction expenses**									
	Payment to	**Account holder name**	**Country of residence**	**Currency**	**Bank**	**Account #**	**Sort Code**	**IBAN**	**SWIFT / BIC Code**	**Amount (post VAT)**
	Torch Partners IB Limited	Torch Partners IB Limited	United Kingdom	EUR	HSBC	84823447	400515	GB77MIDL40051584823447	MIDLGB22	1.010.650,07
	Morrison Foerster	Morrison & Foerster LLP	Germany	EUR	Bank of America	20154016	50010900	DE71 5001 0900 0020 1540 16	BOFADEFX	232.050
	Ansarada (VDR)	Ansarada UK Ltd	United Kingdom	EUR	HSBC	63670767	400520	GB80 HBUK 4005 2063 6707 67	HBUKGB4107J	1.140
	Grant Thornton (Tax - DE)	Grant Thornton AG	Germany	EUR	Deutsche Bank	658934500	10070000	DE77 1007 0000 0658 9345 00	DEUTDEBBXXX	54.273,33
	Advisors									**1.298.113,40**
3	**Escrow account to transfer funds to Plan A**									
	Payment to	**Account holder name**	**Country of residence**	**Currency**	**Bank**	**Account #**	**Sort Code**	**IBAN**	**SWIFT / BIC Code**	**Amount**
	Plan A	PlanA.Earth GmbH	Germany	EUR	Commerzbank AG	333808400	n.a.	DE56 1004 0000 0333 8084 00	COBADEFFXXX	180.094,33

Mau Dana UG (haftungsbeschränkt)

Sasha Bezuhanova-Yordanova

FPCI Demeter 6 Amorçage

KEEN Venture Partners Fund II Coöperatief U.A.

HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG

Deutsche Bank Aktiengesellschaft

Lightspeed Venture Partners XIV-B (Ignite), L.P.

Opera Tech Ventures S.L.P

Flixfounders 2 GmbH & Co. KG

planA.earth GmbH

Diginex Ltd.

Dr. Matthias Santelmann

Annex 4.3

Questionnaire

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. **Name.**

(a) Full Legal Name of Seller

____

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

____

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

____

2. **Address for Notices to Seller:**

____

____

____

Telephone:

____

E-Mail: ____

Contact Person:

____

3. Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes ☐ No ☐

(b) If "yes" to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note: If "no" to Section 3(b), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c) Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d) If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note: If "no" to Section 3(d), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Seller.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a) Type and Amount of other securities beneficially owned by the Seller:

____

____

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

____

____

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: ________________________	Beneficial Owner: ________________________
	By: ________________________________ Name: Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE TO:

Annex 6.1.1

SELLERS' AGREEMENT

This agreement ("**Agreement**") is entered on the date hereof between:

(1) **planA.earth GmbH** (hereinafter the "**Company**");

(2) **Mau Dana UG (haftungsbeschränkt)** (hereinafter "**Seller 1**");

(3) **Bonnisseau Zukunft UG (haftungsbeschränkt)** (hereinafter "**Seller 2**");

(4) **Sasha Bezuhanova-Yordanova** (hereinafter "**Seller 3**");

(5) **Creator Companies LLC** (hereinafter "**Seller 4**");

(6) **FPCI Demeter 6 Amorçage** represented by Demeter Investment Managers (hereinafter "**Seller 5**");

(7) **coparion GmbH & Co. KG** (hereinafter "**Seller 6**");

(8) **KEEN Venture Partners Fund II Coöperatief U.A.** represented by Keen Venture Partners B.V. (hereinafter "**Seller 7**");

(9) **HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG** (hereinafter "**Seller 8**");

(10) **Hala Haenisch-Zeine** (hereinafter "**Seller 9**");

(11) **Magic Flow UG (haftungsbeschränkt)** (hereinafter "**Seller 10**");

(12) **David Vismans** (hereinafter "**Seller 11**");

(13) **RL Capital GmbH** (hereinafter "**Seller 12**");

(14) **The Circle I Holdings Limited** (hereinafter "**Seller 13**");

(15) **Deutsche Bank Aktiengesellschaft** (hereinafter "**Seller 14**");

(16) **Lightspeed Venture Partners XIV-B (Ignite), L.P.** (hereinafter "**Seller 15**");

(17) **Illusian Ventures I Ky** (hereinafter "**Seller 16**");

(18) **Opera Tech Ventures S.L.P** (hereinafter "**Seller 17**");

(19) **Visa International Service Association** (hereinafter "**Seller 18**"); and

(20) **Flixfounders 2 GmbH & Co. KG** (hereinafter "**Seller 19**", Seller 1 through Seller 19 hereinafter together referred to as the "**Sellers**" and each a "**Seller**; Sellers with the

Company and the Founders hereinafter together referred to as the "**Parties**" and each a "**Party**").

PREAMBLE

(A) The Sellers are the sole shareholders of the Company, a limited liability company (*Gesellschaft mit beschränkter Haftung*) incorporated under German law with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 186096 B.

(B) The Sellers intend, subject to the terms and conditions of a separate share purchase and transfer agreement to be concluded on or about the date hereof ("**SPA**"), to sell and transfer all shares in the Company to Diginex Limited with registered office at Diginex Limited, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, registered with the Cayman Islands General Registry under company number 406606 (the "**Transaction**"). Capitalised terms used and not otherwise defined in this agreement (the "**Agreement**") shall have the same meaning as defined in the SPA.

(C) The Parties have entered into an investment and restated shareholders' agreement dated 13 September 2023 and into an investment agreement and amendment agreement dated 15 May 2025 (deed index no. 1051/2025 MS of notary public Dr. Matthias Santelmann, Berlin), by which, inter alia, the restated shareholders' agreement dated 13 September 2023 was amended (together, the "**ISHA**"), which shall continue to apply, inter alia, for the allocation of proceeds received under the SPA among the Sellers.

(D) Upon the instruction of certain Sellers, the Company has initiated the sale process in preparation of the Transaction and has, in this respect, engaged the M&A advisory firm Torch Partners ("**Torch**"), the law firm Morrison & Foerster LLP ("**MoFo**"), the tax advisory firm Grant Thornton AG Wirtschaftsprüfungsgesellschaft ("**GT**") as well as the Data Room Provider Ansarada (Torch, MoFo, GT and Ansarada jointly the "**Advisors**) at Sellers' costs.

(E) The Parties aim to document their agreement, that the Sellers will bear all costs, fees, taxes and expenses which the Company has incurred or will incur by mandating the Advisors in its own name, but economically for account of the Sellers, in connection with the Transaction, and, in light thereof, the Parties wish to put into writing their agreement regarding the cost coverage in this Agreement, while the Company has an understanding with the Advisors that the Advisors will not invoice any costs, fees or expenses in connection with the Transaction prior to either the closing of the Transaction or such point in time at which the Transaction has ultimately failed.

(F) Sellers desire to enter into certain agreements with respect to the appointment and powers of the Sellers' Representative.

NOW, THEREFORE, the Parties agree as follows:

1. Distribution of proceeds

1.1 Attached as **Annex 1.1** is a waterfall calculation ("**Proceeds Waterfall**") of the proceeds from the Transaction. The Sellers agree that the Proceeds Waterfall reflects the correct distribution and allocation of proceeds from the Transaction.

1.2 In particular, the Sellers hereby agree that (i) the CEO Bonus of Seller 1, as defined and agreed between the Parties in the ISHA, is a payment directly from the proceeds under the SPA in cash and shares as set-out in the Proceeds Waterfall, and (ii) the Management Bonus (excluding consideration to Seller 2, which is allocated as direct proceeds pursuant to Annex 3.1.1 of the SPA), as defined and agreed between the Parties in the ISHA, shall be settled as set-out in the Proceeds Waterfall.

2. Transaction Costs

2.1 As per the prior agreement with the Sellers, the Company has engaged the Advisors required for or conductive to the Transaction, with the respective fees of the Advisors as well as filing fees incurred in connection with the Transaction (including VAT, if applicable) being set out in **Annex 2.1** (the "**Transaction Costs**"). The Sellers, receiving cash proceeds as per the Proceeds Waterfall, hereby undertake severally and as partial debtors vis-à-vis the Company to satisfy the respective creditors of the Transaction Costs pro rata as set-out in the Proceeds Waterfall. The Parties agree that this assumption of performance (*Erfüllungsübernahme*) does not extend to any increases or extensions of the Transaction Costs arising after the execution of this Agreement.

2.2 In order to facilitate payments in the course of the closing of the Transaction the Parties agree and Sellers may agree respectively within the SPA, that the Transaction Costs shall be paid from the cash portion of the total purchase price under the SPA directly to the respective creditor of the Transaction Costs in fulfilment of the Sellers' obligation towards the Company to bear the Transaction Costs.

3. Joint Representative

3.1 Sellers intend to appoint Seller 5 (the "**Appointee**") as Joint Representative (as defined in the SPA) under the SPA.

3.2 If and when the Appointee receives a notice under the SPA in his capacity as Joint Representative, he shall promptly inform all other Sellers about such notice and provide them with a copy thereof to the email addresses as set out in Annex 18.1 of the SPA.

3.3 Before taking any action in his capacity as Joint Representative with respect to which the Appointee has discretionary or decision-making authority under the SPA, the Appointee shall obtain the consent of Sellers representing more than 50% of the Sold Shares and always also including the Preferred Majority (as such term is defined in the ISHA, and determined on the basis of the shareholding of the Sellers in the Company immediately prior to the closing of the Transaction) ("**Seller Majority**") and shall follow any reasonable instructions on the subject given to him by such Seller Majority. Where the prior consent of all Sellers is required for any action or declaration by the Joint Representative pursuant

to the terms of the SPA; the Joint Representative shall only take such action or make such declaration after having obtained such prior consent.

3.4 Nothing in this Agreement shall affect the right to terminate the Appointee as Joint Representative and appoint a new Joint Representative in accordance with the terms of the SPA.

4. Role of the Company

The Parties agree and confirm that the Company is a Party to this Agreement solely for the purposes of § 2 and that the Company will automatically cease to be a Party to this Agreement upon the occurrence of the closing of the Transaction under the SPA so that following the closing, the Company will have no rights or obligations under this Agreement and any modification or termination of this Agreement will no longer require the consent or approval of the Company.

5. Miscellaneous

5.1 The Parties shall take any and all measures and make and accept any and all declarations in the required form as required to implement and bring into effect the provisions of this Agreement.

5.2 This Agreement is subject to the provisions of the laws of Germany under exclusion of its rules of conflict of laws and the provisions on the Uniform Law on the International Sale of Goods (*CISG*).

5.3 In this Agreement the headings are inserted for convenience only and shall not affect the interpretation of this Agreement. Where a German term has been inserted in quotation marks and/or italics it alone (and not the English term to which it relates) shall be authoritative for the purpose of the interpretation of the relevant English term in this Agreement.

5.4 All amendments to this Agreement (including to this Section 5.4) must be made in written form and executed by all Parties to be valid unless notarization is required under mandatory law. The Parties may executed this Agreement in multiple versions.

5.5 All disputes arising out of or in connection with this Agreement or its validity are to be decided, to the extent legally possibly, by the ordinary competent courts in Berlin, Germany.

5.6 This Agreement represents the entire agreement between the Parties and shall supersede all previous contracts, arrangements or understandings between the Parties with respect to the subject matter hereof.

5.7 Should any provision of this Agreement be or become invalid, ineffective or unenforceable in whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Such invalid, ineffective or unenforceable provision shall be deemed to be amended and replaced by such valid, effective and

enforceable provision as regards form, subject matter, amount, measure, time, place and jurisdiction which shall accomplish as far as possible the economic purpose and intent and purpose of the Parties with respect to the invalid, ineffective or unenforceable provision. The same shall apply mutatis mutandis to any situation not contemplated under and/or covered by this Agreement.

planA.earth GmbH

Mau Dana UG (haftungsbeschränkt)

Sasha Bezuhanova-Yordanova

Bonnisseau Zukunft UG (haftungsbeschränkt)

Creator Companies LLC

FPCI Demeter 6 Amorçage

coparion GmbH & Co. KG

KEEN Venture Partners Fund II Coöperatief U.A.

HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG

Hala Haenisch-Zeine

Magic Flow UG (haftungsbeschränkt)

David Vismans

RL Capital GmbH

The Circle I Holdings Limited

Deutsche Bank Aktiengesellschaft

Lightspeed Venture Partners XIV-B (Ignite), L.P.

Illusian Ventures I Ky

Opera Tech Ventures S.L.P

Visa International Service Association

Flixfounders 2 GmbH & Co. KG

Annex 1.1 Proceeds Waterfall

[please see separate excel -file]

Annex 2.1 Transaction Costs

Project Pyra
Fee schedule

Upfront

Company	**Fee (post VAT) in EUR**
Torch Partners	1.010.650
Morrison Foerster	232.050
Ansarada (VDR)	1.140
Grant Thornton (Tax - DE)	43.061
Grant Thornton (Tax - BG)	2.380
Grant Thornton (Tax - FR)	8.832
Total transaction fee	**1.298.113**

2028 earnout

Torch Partners	250.000

Permitted Leakage

Payments or performances made and/ or benefits received in connection with the following agreements and measures shall be considered as Permitted Leakage in terms of Section 6.1.2 (b) of the SPA:

- **Visa**

(i)

Visa MSA as amended from time to time

- *Parties:* Visa Europe Limited and PlanA.Earth GmbH
- *Name of contract:* Managed Services Agreement with Resale Terms or "Plan A_VISA Reseller Agreement"
- *Signature date:* 24 October 2023

(ii)

Visa SoW Plan A x UBS x as amended from time to time

- *Parties:* Visa Europe Limited and PlanA.Earth GmbH
- *Name of contract:* "Plan A x Visa x UBS - SoW"
- *Signature date:* 17 October 2025

(iii)

Any related customer, commercial, banking and financial agreement, service agreement or arrangement between, on the one hand, the Target Company or any Group Company and, on the other hand, Visa International Service Association or any Affiliate of VISA

- **HV**
  - *Parties:* HV Capital Manager GmbH and PlanA.Earth GmbH
  - *Name of contract:* 2023-04-06_Plan A x HV Capital Agreement for Carbon Accounting signed
  - *Signature date:* 6 April 2023

- **Demeter**
  - *Parties:* Demeter Investment Managers and PlanA.Earth GmbH
  - *Name of contract:* Service Agreement, "Please_DocuSign_DIM_Plan_A_ESG_Agreement_Mup"
  - *Signature date:* 5 April 2022

- **Deutsche Bank**

(i)

- *Parties:* Deutsche Bank AG and PlanA.Earth GmbH
- *Name of contract:* Kooperationsvereinbarung
- *Signature date:* 20 October 2022

(ii)

Any customer, commercial, banking and financial agreement, service agreement or arrangement between, on the one hand, the Target Company or any Group Company and, on the other hand, Deutsche Bank AG or any Affiliate of Deutsche Bank AG, including, without limitation, an ongoing banking relationship between the Target Company and Deutsche Bank AG.

- **Opera Tech Ventures S.L.P.**

  Any customer, commercial, banking and financial agreement, service agreement or arrangement between, on the one hand, the Target Company or any Group Company and, on the other hand, any member of the BNP Paribas group of companies.

- **Managing Director service agreement**
  - ***Parties:*** PlanA.earth GmbH and Lubomila Jordanova
  - ***Name of contract:*** Managing Director service agreement (Geschäftsführeranstellungsvertrag)
  - ***Signature date:*** 1 November 2021

- **Nathan Bonnisseau Termination Agreement**
  - ***Parties:*** PlanA.earth GmbH and Nathan Bonnisseau
  - ***Name of contract:*** Contract Termination Agreement (Aufhebung des Arbeitsverhältnisses)
  - ***Signature date:*** 30 December 2025

Annex 7.2 (i)

PPR							
Employee	**Vesting start date**	**Granted**	**Terminated**	**Outstanding**	**Tax-Residency**		**Exercise price**
001	11 Aug 2025	25		25	Germany		€64,00
002	02 Okt 2023	38	-18	20	Germany		€64,00
003	07 Jan 2025	53	-53		Germany		€64,00
004	01 Dez 2023	38	-20	18	Germany		€64,00
005	01 Sep 2022	53	-12	41	Germany		€64,00
006	01 Sep 2023	17	-9	8	Germany		€64,00
007	02 Mai 2023	17	-5	12	Germany		€64,00
008	19 Apr 2022	35	-8	27	Germany		€64,00
009	01 Jan 2022	25	-4	21	Germany		€64,00
010	01 Apr 2022	45	-10	35	Germany		€64,00
011	01 Apr 2024	25	-18	7	Germany		€64,00
012	15 Sep 2022	10	-3	7	Germany		€64,00
013	02 Mai 2024	25	-19	6	Germany		€64,00
014	01 Nov 2023	10	-6	4	Germany		€64,00
015	01 Mrz 2022	35	-7	28	Germany		€64,00
016	01 Apr 2022	35	-8	27	Germany		€64,00
017	02 Okt 2023	25	-15	10	Germany		€64,00
018	01 Jun 2023	25	-13	12	Germany		€64,00
019	15 Jan 2024	10	-7	3	Germany		€64,00
020	02 Okt 2023	17	-10	7	Germany		€64,00
021		1341		1341	Germany		€64,00
022	15 Sep 2023	17	-8	9	Italy		€64,00
023	15 Jan 2024	90	-58	32	Sweden		€64,00
024	01 Nov 2023	34		34	Germany		€64,00
025	01 Sep 2024	22		22	Germany		€64,00
026	01 Mrz 2022	108		108	Germany		€64,00
027	15 Aug 2022	984		984	France		€64,00
028	01 Mrz 2024	34		34	Germany		€64,00
029	17 Okt 2022	34		34	Germany		€64,00
030	15 Mai 2023	34		34	Germany		€64,00
031	03 Jul 2023	34		34	Germany		€64,00
032	15 Jun 2023	38	-12	26	Germany		€64,00
033	01 Okt 2024	17	-17		France		€64,00
034	17 Jul 2023	25	-14	11	France		€64,00
035	02 Dez 2024	17	-17		France		€64,00
036	17 Jul 2023	48		48	France		€64,00
037	07 Jan 2025	17	-17		Netherlands		€64,00

038	01 Sep 2023	25	-10	15	UK			€64,00
039	01 Mrz 2024	25	-18	7	UK			€64,00
040	01 Sep 2023	17	-10	7	Germany			€64,00
041	15 Aug 2023	25	-14	11	Spain			€64,00
042	15 Jan 2024	17	-12	5	Spain			€64,00
043	12 Apr 2022	26		26	Bulgaria			€64,00
044	11 Jun 2020	26		26	Bulgaria			€64,00
045	01 Jan 2022	38		38	Brasil			€64,00
046	01 Feb 2022	135		135	Germany			€64,00
047	01 Aug 2023	26		26	Germany			€64,00
048	16 Okt 2023	38		38	Germany			€64,00
049	15 Aug 2023	135		135	Germany			€64,00
050	15 Jan 2024	135		135	Germany			€64,00
051	01 Mai 2022	38		38	Germany			€64,00
052	18 Mai 2020	38		38	Germany			€64,00
053	15 Sep 2023	53		53	Germany			€64,00
054	01 Mrz 2021	1341		1341	Germany			€64,00
055	01 Apr 2018	135		135	Germany			€64,00
056	04 Okt 2022	38		38	Germany			€64,00
057	01 Sep 2022	68		68	Germany			€64,00
058	01 Dez 2023	38		38	Germany			€64,00
059	02 Okt 2023	26		26	Germany			€64,00
060	15 Jan 2024	26		26	Germany			€64,00
061	01 Nov 2020	53		53	Germany			€64,00
062	04 Jan 2021	38		38	Portugal			€64,00
063	01 Feb 2023	135		135	Germany			€64,00
064	01 Jan 2021	270		270	France			€64,00
065	10 Mai 2021	1341		1341	Germany			€64,00
066	15 Jul 2020	38		38	Germany			€64,00
067	01 Jan 2022	53		53	Germany			€64,00
068	01 Aug 2021	68		68	Germany			€64,00
069	02 Jan 2023	68		68	Germany			€64,00
070	04 Okt 2022	26		26	France			€64,00
071	15 Okt 2024	38		38	Germany			€64,00
072	14 Mrz 2022	38		38	Germany			€64,00
073	16 Okt 2023	53		53	Bulgaria			€64,00
074	17 Apr 2023	38		38	Germany			€64,00
075	02 Okt 2023	26		26	Germany			€64,00
076	01 Sep 2023	68		68	Germany			€64,00
077	01 Sep 2023	53		53	Germany			€64,00
078	01 Mai 2022	135		135	Germany			€64,00
079	15 Nov 2023	270		270	France			€64,00
080	15 Jan 2024	38		38	France, Germany			€64,00
081	16 Okt 2023	26		26	Germany			€64,00
082	15 Feb 2024	38		38	Germany			€64,00
083	15 Aug 2023	68		68	UK			€64,00
084	01 Mai 2022	25	-7	18	Germany			€64,00

085	15 Sep 2023	17	-10	7	Germany		€64,00
086	15 Sep 2025	25		25	Germany		€64,00
087	01 Sep 2021	45	-5	40	Germany		€64,00
088	01 Apr 2022	25	-6	19	Germany		€64,00
089	01 Apr 2024	25	-25		Germany		€64,00
090	01 Mrz 2022	45	-12	33	Netherlands		€64,00
091	01 Sep 2023	25	-15	10	France		€64,00
092	01 Sep 2023	17	-11	6	Germany		€64,00
093	01 Sep 2023	17	-10	7	Germany		€64,00
094	04 Nov 2024	35	-35		Germany		€64,00
095	15 Jan 2023	25	-12	13	Germany		€64,00
096	01 Dez 2023	10	-7	3	Spain		€64,00
097	15 Aug 2023	25	-16	9	Spain		€64,00
098	01 Aug 2023	45	-28	17	Spain		€64,00
099	20 Aug 2018	25		25	Germanay		€64,00
100	02 Nov 2020	17		17	Germany		€64,00
101	01 Sep 2020	277		277	Germany		€64,00
102	01 Apr 2021	45		45	Germany		€64,00
Summary		**9675**	**-651**	**9024**			

VSOP

Employee	**Vesting start date**	**Granted**	**Terminated**	**- round donw**	**Tax Residency**		**Exercise price**
103	01.09.2021	17	*5*	12	Germany	inactive - parts vested	€35,81
104	01.09.2021	17	*8*	9	Germany	inactive - parts vested	€125,32
105	01.09.2021	35	*22*	13	Germany	inactive - parts vested	€125,32
106	01.09.2021	1341	*392*	949	Germany	inactive - parts vested	€125,32
107	01.11.2021	17	*10*	7	Germany	inactive - parts vested	€179,03
108	01.09.2021	25	*9*	16	Germany	inactive - parts vested	€179,03
109	01.09.2021	225	*57*	168	France	inactive - parts vested	€179,03
110	01.09.2021	17	*4*	13	Germany	inactive - parts vested	€179,03
111	01.02.2022	17	*4*	13	Germany	inactive - parts vested	€424,19
112	17.01.2022	10	*7*	3	Germany	inactive - parts vested	€424,19
113	01.02.2022	17	*12*	5	Germany	inactive - parts vested	€424,19
114	01.05.2022	17	*11*	6	Germany	inactive - parts vested	€424,19
115	02.01.2023	17	*7*	10	Germany	inactive - parts vested	€424,19
116	15.09.2022	17	*10*	7	France	inactive - parts vested	€424,19
117	01.05.2022	25	*11*	14	Germany	inactive - parts vested	€424,19
118	01.07.2022	25	*6*	19	Germany	inactive - parts vested	€424,19
119	01.08.2022	25	*12*	13	Germany	inactive - parts vested	€424,19
120	01.09.2022	25	*15*	10	France	inactive - parts vested	€424,19
121	04.04.2022	25	*19*	6	Germany	inactive - parts vested	€424,19
122	04.10.2022	25	*17*	8	UK	inactive - parts vested	€424,19
123	01.09.2022	45	*23*	22	Netherlands	inactive - parts vested	€424,19
124	01.09.2021	35	*24*	11	Germany	inactive - parts vested	€424,19
125	01.01.2022	35	*11*	24	Germany	inactive - parts vested	€424,19
126	19.04.2022	90	*38*	52	Germany	inactive - parts vested	€424,19

127	16.05.2022	25	*12*	13	Germany	inactive - parts vested	€424,19
128	01.03.2023	10	*7*	3	Germany	inactive - parts vested	€1.115,02
129	15.06.2023	10	*8*	2	UK	inactive - parts vested	€1.115,02
130	14.03.2022	45	*20*	25	France	inactive - parts vested	€424,19
131	03.01.2022	10	*7*	3	France	inactive - parts vested	€424,19
132	01.02.2022	17	*11*	6	Germany	inactive - parts vested	€424,19
133	02.10.2023	17	*13*	4	Germany	inactive - parts vested	1.115,02€
134	01.11.2021	17	*5*	12	Germany	inactive - parts vested	€179,03
135	14.02.2022	17	*7*	10	Germany	inactive - parts vested	€424,19
136	01.08.2023	17	*14*	3	Germany	inactive - parts vested	€1.115,02
137	01.04.2022	25	*11*	14	Germany	inactive - parts vested	€424,19
138	01.05.2022	25	*10*	15	Germany	inactive - parts vested	€424,19
139	01.08.2022	25	*18*	7	Germany	inactive - parts vested	€424,19
140	03.01.2022	25	*16*	9	Germany	inactive - parts vested	€424,19
141	03.01.2022	25	*9*	16	Germany	inactive - parts vested	€424,19
142	04.04.2022	25	*19*	6	UK	inactive - parts vested	€424,19
143	01.09.2021	25	*7*	18	Germany	inactive - parts vested	€179,03
144	01.01.2022	35	*3*	32	Germany	inactive - parts vested	€424,19
145	01.07.2022	45	*19*	26	Germany	inactive - parts vested	€424,19
146	01.03.2022	90	*34*	56	Germany	inactive - parts vested	€424,19
147	01.09.2021	17	*10*	7	Germany	inactive - parts vested	€179,03
Summary		**2691**	**994**	**1697**			

N.L.

{{document_date}}
{{first_name}} {{last_name}}
{{address_street}} {{address_number}},
{{postcode}} {{city}}, {{address_country}}

Plan A.Earth GmbH
Leipziger Platz 16,
10117 Berlin, Germany

Private & Confidential

To: {{first_name}} {{last_name}}
Re: Sale of Plan A - Closing Bonus

Date: 18 December 2025

Dear{{first_name}} {{last_name}},

We write to inform you that PlanA.Earth GmbH (the "**Company**") is in the process to be acquired. This letter serves two purposes, firstly as a clarification on the status of your Profit Participation Rights ("**PPR(s)**") under the Profit Participation Rights Plan of the Company ("**PPR Plan**") and secondly, to notify you that the Company is willing to distribute a compensation to you.

Status of PPR Programme

Based on the valuation of the transaction you are not eligible to receive any purchase price for your PPRs as of closing of the transaction.

Cash Compensation

In recognition of your previous contributions to the Company and your PPR holdings, we are happy to inform you that the Company wishes to compensate you ("**Cash Compensation**") in the form of a cash payment, which amounts to {{amount}}€. The Cash Compensation shall be made after deduction of any Taxes and Duties (as defined in Section 21.2 of the PPR Plan) that, in the determination of the Company, may apply to the Cash Compensation. The provisions of Section 21 (Taxes and Duties) of the PPR Plan, except for Section 21.4 thereof, shall apply *mutatis mutandis* thereto..

Signing the letter

In order to access the Cash Compensation, please provide your payment details and countersign the letter that will be sent to you via Pandadoc.

By signing the letter, you agree to:

- Irrevocably waive, release, and forever discharge the Company and its affiliates from any and all rights, claims, or entitlements you hold or may hold under the PPR Plan;
- Acknowledge and agree that the PPRs will be closed and terminated as of the date of this letter; and
- Confirm that no further amounts, payments, or benefits will be due to you in respect of the PPRs.

Your signature is required prior to the payment of the Cash Compensation.

To align with the impending date of closing, we ask that you please sign the letter by 23 December 2025.

____

Signed for and on behalf of planA.earth GmbH
Lubomila Jordanova
CEO and Managing Director

Acknowledgement and consent

____

{{first_name}} {{last_name}}

Payment details:

Account holder:

Bank:

IBAN:

BIC

{{document_date}}
{{first_name}} {{last_name}}
{{address_street}} {{address_number}},
{{postcode}} {{city}}, {{address_country}}

Plan A.Earth GmbH
Leipziger Platz 16,
10117 Berlin, Germany

Private & Confidential

To: {{first_name}} {{last_name}}
Re: Sale of Plan A - Closing Bonus

Date: 18 December 2025

Dear{{first_name}} {{last_name}},

As you're aware, PlanA.Earth GmbH (the "**Company**") is in the process to be acquired. This letter serves two purposes, firstly as a clarification on the status of your Profit Participation Rights ("**PPR(s)**") under the Profit Participation Rights Plan of the Company ("**PPR Plan**") and secondly, to notify you of your eligibility to receive another form of closing bonus.

Status of PPR Programme

Based on the valuation of the transaction you are not eligible to receive any purchase price for your PPRs as of closing of the transaction.

Bonus

However, in recognition of your contributions to the Company, a one-off bonus may be granted either (at our choice) as a cash payment or in shares in the purchaser or in a participation possibility in a future RSU scheme of the purchaser in a value of {{amount}}€ ("**Bonus**"). The Bonus shall be made after deduction of any Taxes and Duties (as defined in Section 21.2 of the PPR Plan) that, in the determination of the Company, may apply thereto. The provisions of Section 21 (Taxes and Duties) of the PPR Plan, except for Section 21.4 thereof, shall apply *mutatis mutandis* to the Bonus.

Signing the letter

In order to be eligible to the Bonus, please sign the letter that will be sent to you via Pandadoc.

By countersigning the letter, you agree to:

- Irrevocably waive, release, and forever discharge the Company and its affiliates from any and all rights, claims, or entitlements you hold or may hold under the PPR Plan;

- Acknowledge and agree that the PPRs will be closed and terminated as of the transaction closing date; and
- Confirm that no further amounts, payments, or benefits will be due to you in respect of the PPRs.

Your signature is required prior to the allocation of any Bonus.

To align with the impending date of closing, we ask that you please sign the letter by 23 December 2025. Note that this bonus is conditional on the closing of the sale of the Company.

____

Signed for and on behalf of planA.earth GmbH
Lubomila Jordanova
CEO and Managing Director

Acknowledgement and consent

____

{{first_name}} {{last_name}}

{{document_date}}
{{first_name}} {{last_name}}
{{address_street}} {{address_number}},
{{postcode}} {{city}}, {{address_country}}

PlanA.Earth GmbH
Leipziger Platz 16,
10117 Berlin, Germany

Private & Confidential
To: {{first_name}} {{last_name}}

Date: 18 December 2025

Re: Cash Compensation

Dear [Employee Name],

We write to inform you that PlanA.Earth GmbH (the "**Company**") is in the process to be acquired. This letter serves two purposes, firstly as a clarification on the status of the virtual options ("**VSOs**") under the virtual option plan of the Company ("**VSOP**") and secondly, that the Company is willing to distribute a compensation to you.

Status of VSOP

Based on the valuation of the transaction you are not eligible to receive any payment for the VSOs as of closing of the transaction.

Cash Compensation

In recognition of your previous contributions to the Company and your VSOs , we are happy to inform that the Company wishes to compensate you ("**Cash Compensation**"), in the form of a cash payment, which amounts to {{amount}}€. The Cash Compensation shall be made after deduction of any taxes (e.g., wage tax, payroll tax, etc), duties, social security contributions, and any comparable expenses that, in the determination of the Company, may apply to the Cash Compensation. The provisions of Section 11 (Taxes) of the VSOP shall apply *mutatis mutandis* thereto.

Signing the letter

In order to access the Cash Compensation, please provide your payment details and sign the letter that will be sent to you via Pandadoc.

By countersigning the letter, you agree to:

- Irrevocably waive, release, and forever discharge the Company and its affiliates from any and all rights, claims, or entitlements you hold or may hold under the VSOP;

- Acknowledge and agree that the VSOs will be closed and terminated as of the date of this letter; and
- Confirm that no further amounts, payments, or benefits will be due to you in respect of the VSOs.

Your signature is required prior to the payment of the Cash Compensation.

To align with the impending date of closing, we ask that you please sign the letter by 23 December 2025.

Signed for and on behalf of planA.earth GmbH
Lubomila Jordanova
CEO and Managing Director

Acknowledgement and consent

____

{{first_name}} {{last_name}}

Payment details:

Account holder:
Bank:
IBAN:
BIC

Exhibit 8.2.2 - Sample Distload Information

Account #	Holder Type	Holder's Registration - Line 1	Holder's Registration - Line 2	Holder's Registration - Line 3	Holder's Registration - Line 4
20	3 (SEE CODES)	40	40	40	40

Holder's Registration - Line 5	Holder's Registration - Line 6	Holder's Mailing Address - Line 1	Holder's Mailing Address - Line 2	Holder's Maining Address - Line 3	City
40	40	40	40	40	28

State / Province	Zip Code	Country of Residence	Citizenship	Tax ID/EIN/Social Ins	Tax ID Status	Primary Sort	Secondary Sort	Phone #	Email Address
2	10	2	2	12	1 (SEE CODES)	20	20	40	40

Payment Date (mm/dd/yy)	Principal Amount	Principal Net	Interest/Dividend Amount	Interest/Div Net	Total Amount	Total Net	1099 B Proceeds	Withholding on Proceeds
8	20	20	20	20	20	20	20	20

1099 I or D Income	Withholding on Income	1099 OID Amount	1099 Misc Box 1	1099 RET CAP	1042 S Amount	1099 NEC Amount	Sec Type (M-A-W-I-E)	PRIMARY ADDRESS 1
20	20		20	20	20	20	1	40

PRIMARY ADDRESS 2	PRIMARY ADDRESS 3	City	State/Province	Zip Code	Country	Email	ABA Routing Number	ABA Bank Name	Account Type {C,S}	Account Number
40	40	28	2	10	2	40	12	40	1	40

ABA Routing Number	ABA Bank Name	Foreign Bank Swift Code OR Domestic Hop	Foreign Bank Name OR Broker Firm Name	Alternate Wire Bank Account Name	3rd Party Account Number
12	40	12	40	40	40

Reference Information	Certificate Number	Denomination	Issue Date	Cancel Date	Lot Cost	Lot Purchase Date	Lot Sale Date	Held (Y)
80	12	14	8	8				1

Information	(Y)	IFBOOKR, USESTOPA|B|C
40	1	

HOLDER TYPE

1	INDIVIDUAL
3	JOINT TENANTS
4	UNIFORM GIFT/TRANSFER TO MINOR
5	PARTNERSHIP
6	TRUSTEE - INDIVIDUAL
7	BANK/TRUST COMPANY/SAVINGS BANK
8	GUARDIANS/CONSERVATORS/EXECUTORS
9	RELIGIOUS ORGANIZATION
10	HOMES/HOSPITALS/ORPHANAGES
11	SCHOOLS AND COLLEGES
12	CORPORATION
13	CHARITABLE ORGANIZATION
14	CREDIT UNIONS
15	PENSION FUNDS/RETIREMENT FUNDS
16	PROFIT-SHARING/KEOGH PLAN
18	STATES (UNCLAIMED)
19	INSURANCE/ASSURANCE COMPANIES
20	BROKERS AND SECURITY DEALERS
21	NOMINEE/DEPOSITORY
22	OTHER - NOMINEE
23	USUFRUCT LA
24	98 - USER DEFINED FROM SUNGARD
25	TRUST
26	IN TRUST FOR (CANADIAN CUSTODIAL)
27	IRA
28	NON-QUALIFIED INTERMEDIARY
29	QUALIFIED INTERMEDIARY
47	TREASURY SHARES
67	IRA- INDIVIDUAL TAX ID
87	CORPORATION (INDIVIDUAL)
88	INDIVIDUAL (CORPORATION)
107	C CORPORATION
108	FIDUCIARY TRUST
127	ESCHEAT NOMINEE
147	REORG NOMINEE
167	PROFIT-SHARING/KEOGH PLAN / INDIVIDUAL
187	STATES AND MUNICIPALITIES
188	TRANSFER ON DEATH
189	LLC
190	ESTATE
247	TENANTS-IN-COMMON
248	TENANTS BY THE ENTIRETY
249	COMMUNITY PROPERTY

TAX-ID STATUS

A	Applied For
B	Broker Certified
C	Certified
E	W-8 ECI
I	W-8 IMY
L	W-8 BEN
M	Missing
N	NO W8 ON FILE
U	Uncertified
W	Witholding Requested
X	W-8 EXP

NOTES

These values will reference the clients REG.DAT table. Not all REG table are the same across clients.

Status for W-8 must be added with a date. The way to do this is to input your CODE_DATE (the date can be input in multiple formats)
E_20100501 - would load a W-8 ECI with the date of May 1st, 2010
I_5/1/10 - would load a W-8 IMY with a date of May 1st, 2010
L_05/01/2010 - would load a W-8 BEN with a date of May 1st, 2010

Specify W-## ## = 50 means a fee of $50 is specified for the wire. Net = Gross - ##

SECONDARY TYPES

	None
M	Mailing Address
A	ACH
W	Wire
I	Instruction
E	Econsent Corporate Action

ACH Account type

C	Checking
S	Savings

COST BASIS Used to input the total cost of the shares being loaded within the record.

Annex 8.3(e)
Bring-Down Statement

[place], [date]

Dear

Dignex Limited
89 Nexus Way
Camana Bay
Grand Cayman, KY1-9009
Cayman Islands

Re: Project Pyra - Bring-Down Statement

Dear Sirs,

reference is made to:

- the share purchase and transfer agreement (notarial deed no. **[•]** of the notary public **[•]** the "**Agreement**"), entered into, on **[•]** 2025, by and between Diginex Ltd. with registered office at Diginex Limited, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, registered with the Cayman Islands General Registry under company number 406606 as purchaser, and 19 sellers (listed in Annex A), concerning the sale of 100% of the shares in planA.earth GmbH, with registered seat in Berlin, registered with the commercial register of the local court of Charlottenburg under HRB 186096B; and
- Paragraph 10.6.7 of the Agreement, according to which, on Closing Date, the Seller 1 and Seller 2 shall deliver to the Purchaser the Bring-Down Statement.

Capitalized terms used in this letter shall have the meaning given to them in the Agreement.

[Seller 1 // Seller 2] hereby confirms to you that such seller has not earlier than three Business Days prior to the Closing Date (as defined in the Agreement) reviewed the Sellers' Representations given by the respective Seller as of Closing Date and following a request of confirmation to the Knowledge Bearer (as defined in the agreement), it has not identified any facts or matters that render such Sellers' Representations untrue or inaccurate or constitute a claims pursuant to Section 11 of the agreement, that first occurred after the signing of the Agreement, [save for the exceptions listed in Annex B hereto].

It being understood that in no event or circumstance shall any information or data or any document contained in this Bring-Down Statement be deemed or construed to be an admission of liability by any Seller, nor shall it constitute any reason or grounds for any claim whatsoever under the Agreement, without prejudice, merely for the sake of clarity, for the provisions under the Agreement, without prejudice, for the Purchaser to invoke any liability of the Sellers, for the case of fraud or willful misconduct of the Seller, in rendering the relevant Sellers' Representations.

Yours faithfully,

Annex A

(1) **Mau Dana UG (haftungsbeschränkt)** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 235271 B, ("**Seller 1** ")

(2) **Bonnisseau Zukunft UG (haftungsbeschränkt)** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 225622 B, ("**Seller 2** ")

(3) **Sasha Bezuhanova-Yordanova,** born on 27 September 1962, resident at Sofia, Bulgaria, ("**Seller 3** ")

(4) **Creator Companies LLC,** with registered seat in Wilmington, Delaware, United States of America, registered with the Delaware Department of State, Division of Corporations under no. 6569124, ("**Seller 4** ")

(5) **FPCI Demeter 6 Amorçage** (*French Fonds professional de capital investissemant*) legally managed and represented by Demeter Investment Managers, with registered seat in Paris, France registered with the commercial and companies register Paris (*Registre du Commerce et des Sociétés Paris*) under No. B 483 279 923, ("**Seller 5** ")

(6) **coparion GmbH & Co. KG,** with registered seat in Cologne, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Cologne under HRA 31774, ("**Seller 6** ")

(7) **KEEN Venture Partners Fund II Coöperatief U.A.,** with registered seat in Amsterdam, Netherlands, registered with the commercial register (*Kamer van Koophandel*) under KvK 83431934, ("**Seller 7** ")

(8) **HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG,** with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRA 112522, ("**Seller 8** ")

(9) **Hala Haenisch-Zeine,** born on 17 March 1979, resident at Munich, Germany, ("**Seller 9** ")

(10) **Magic Flow UG (haftungsbeschränkt),** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 196000, ("**Seller 10** ")

(11) **David Vismans,** born on 26 April 1975, resident at Bloemendaal, The Netherlands, ("**Seller 11** ")

(12) **RL Capital GmbH,** with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRB 268397, ("**Seller 12** ")

(13) **The Circle I Holdings Limited,** with registered seat in St. Peter Port, Guernsey, registered with the Regsiter of Guernsey under No. 68786, ("**Seller 13** ")

(14) **Deutsche Bank Aktiengesellschaft,** with registered seat in Frankfurt, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Frankfurt am Main under HRB 30000, ("**Seller 14** ")

(15) **Lightspeed Venture Partners XIV-B (Ignite), L.P.,** with registered seat in Grand Cayman, Cayman Islands, registered with Registry of Exempted Limited Partnership Cayman Islands under No. MC-115078, ("**Seller 15** ")

(16) **Illusian Ventures I Ky,** with registered seat in Helsinki, Finland, registered with the Finnich Patent and Registration Office under No. 330833-9, ("**Seller 16** ")

(17) **Opera Tech Ventures S.L.P,** with registered seat in Paris, France, registered with the commercial register Paris (*Greffe du Tribunal de Commerce de Paris*) under No. 839873403, ("**Seller 17** ")

(18) **Visa International Service Association,** with registered seat in Wilmington, Delaware, United States of America, registered with State of Delaware under filing number 6569124, ("**Seller 18** ")

(19) **Flixfounders 2 GmbH & Co. KG**, with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich

under HRA 118248, ("**Seller 19** ", Seller 1 through Seller 19 hereinafter together referred to as the "**Sellers**" and each a "**Seller**") hereinafter referred to as "**Seller**",

Annex 8.4.1 – Draft Closing Memorandum

Draft – to be updated to reflect the circumstances at Closing

---

Closing Memorandum

---

regarding the

share purchase and transfer agreement of

all shares in

planA.earth GmbH

dated [●]

CLOSING MEMORANDUM

between

(1) **Mau Dana UG (haftungsbeschränkt)** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 235271 B, ("**Seller 1** ")

(2) **Bonnisseau Zukunft UG (haftungsbeschränkt)** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 225622 B, ("**Seller 2** ")

(3) **Sasha Bezuhanova-Yordanova,** born on 27 September 1962, resident at Sofia, Bulgaria, ("**Seller 3** ")

(4) **Creator Companies LLC,** with registered seat in Wilmington, Delaware, United States of America, registered with the Delaware Department of State, Division of Corporations under no. 6569124, ("**Seller 4** ")

(5) **FPCI Demeter 6 Amorçage** (*French Fonds professional de capital investissemant*) legally managed and represented by Demeter Investment Managers, with registered seat in Paris, France registered with the commercial and companies register Paris (*Registre du Commerce et des Sociétés Paris*) under No. B 483 279 923, ("**Seller 5** ")

(6) **coparion GmbH & Co. KG,** with registered seat in Cologne, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Cologne under HRA 31774, ("**Seller 6** ")

(7) **KEEN Venture Partners Fund II Coöperatief U.A.,** with registered seat in Amsterdam, Netherlands, registered with the commercial register (*Kamer van Koophandel*) under KvK 83431934, ("**Seller 7** ")

(8) **HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG,** with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRA 112522, ("**Seller 8** ")

(9) **Hala Haenisch-Zeine,** born on 17 March 1979, resident at Munich, Germany, ("**Seller 9** ")

(10) **Magic Flow UG (haftungsbeschränkt),** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 196000, ("**Seller 10** ")

(11) **David Vismans,** born on 26 April 1975, resident at Bloemendaal, The Netherlands, ("**Seller 11** ")

(12) **RL Capital GmbH,** with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRB 268397, ("**Seller 12** ")

(13) **The Circle I Holdings Limited,** with registered seat in St. Peter Port, Guernsey, registered with the Register of Guernsey under No. 68786, ("**Seller 13** ")

(14) **Deutsche Bank Aktiengesellschaft,** with registered seat in Frankfurt, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Frankfurt am Main under HRB 30000, ("**Seller 14** ")

(15) **Lightspeed Venture Partners XIV-B (Ignite), L.P.,** with registered seat in Grand Cayman, Cayman Islands, registered with Registry of Exempted Limited Partnership Cayman Islands under No. MC-115078, ("**Seller 15** ")

(16) **Illusian Ventures I Ky,** with registered seat in Helsinki, Finland, registered with the Finnich Patent and Registration Office under No. 330833-9, ("**Seller 16** ")

(17) **Opera Tech Ventures S.L.P,** with registered seat in Paris, France, registered with the commercial register Paris (*Greffe du Tribunal de Commerce de Paris*) under No. 839873403, ("**Seller 17** ")

(18) **Visa International Service Association,** with registered seat in Wilmington, Delaware, United States of America, registered with State of Delaware under filing number 6569124, ("**Seller 18** ")

(19) **Flixfounders 2 GmbH & Co. KG**, with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRA 118248, ("**Seller 19** ", Seller 1 through Seller 19 hereinafter together referred to as the "**Sellers**" and each a "**Seller**") and

(20) **Diginex Limited** with registered office at Diginex Limited, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands,

registered with the Cayman Islands General Registry under company number 406606, (the "**Purchaser**").

PREAMBLE

On [•], the Sellers and the Purchaser entered into a share purchase and transfer agreement (deed index no. [•]/2025 of notary public Dr. Matthias Santelmann, Berlin, the "**SPA**") regarding the sale and purchase of all shares in planA.earth GmbH, a limited liability company (*Gesellschaft mit beschränkter Haftung*) incorporated under German law with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 186096 B (the "**Target Company**").

1. DEFINITIONS, INTERPRETATION

1.1 Capitalized terms not explicitly defined in this Closing Memorandum shall have the meaning assigned to such terms in the SPA.

1.2 The execution of this Closing Memorandum pursuant to section 8.4.1 of the SPA shall not prejudice the rights of the Parties arising under or in connection with the SPA or under applicable law.

1.3 This Closing Memorandum describes the documents delivered and actions taken in connection with the consummation of the Transaction at the Closing Date. The legal significance of this Closing Memorandum is strictly limited to serve as evidence that (i) the actions described herein have been taken or duly waived and that the Closing has occurred, and (ii) to document that the transfer of the Sold Shares has been completed.

1.4 The order in which the following items (documents, actions, declarations) are listed, does not necessarily correspond with the sequence in which they have been executed / completed.

1.5 This Closing Memorandum may be executed in any number of original or facsimile counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

2. CONFIRMATION OF CLOSING ACTIONS

At the Closing Date the following actions were taken and the following documents were executed, all dated as of the Closing Date, except as otherwise indicated:

2.1 The Target Company has provided written confirmation to the Purchaser that the authorized capital 2025/I of the Target Company (Genehmigtes Kapital 2025/I) in the current amount of EUR 370 has not been utilized until the Scheduled Closing Date. A copy of this confirmation is attached hereto as **Exhibit 2.1**.

2.2 The Joint Representative has delivered to the Purchaser a copy of the duly executed ISHA Termination Agreement. A copy of the executed ISHA Termination Agreement is attached hereto as **Exhibit 2.2**.

2.3 Each of the Sellers who is entitled to nominate or appoint a member of the advisory board (*Beirat*) of the Target Company provided the duly signed resignation letters from the relevant member of the advisory board (*Beirat*) of the Target Company, confirming (a) their resignation effective as of the Closing Date and (b) that they have no outstanding claims or rights against the Target Company in their capacity as member of the advisory board. Copies of these resignation letters are attached hereto as **Exhibit 2.3**.

2.4 The Target Company provided a confirmation to the Purchaser that no Leakage other than Permitted Leakage occurred since the Effective Date until the Closing Date. A copy of this confirmation is attached hereto as **Exhibit 2.4**;

2.5 Seller 1 and Seller 2 in accordance with Section 10.6.7 of the SPA delivered to the Purchaser a Bring Down Statement with respect to the Bring Down Representations as well as claims pursuant to Section 11 of the SPA. A copy of this Bring Down Statement is attached hereto as **Exhibit 2.5**.

2.6 The Purchaser paid the Cash Purchase Price to the Escrow Account. A confirmation by the notary of receipt is attached hereto as **Exhibit 2.6**.

2.7 The Purchaser delivered evidence of shares in book-entry form for the Stock Purchase Price to the Sellers by delivering a statement of the transfer agent to each Seller confirming the issuance of the Consideration Shares. Copies of these statements are attached hereto as **Exhibit 2.7**.

3. CONFIRMATION THAT CLOSING HAS OCCURRED

By signing this Closing Memorandum the Parties confirm that all Closing Conditions have been occurred or duly waived and Closing Actions have been taken or duly waived and that Closing has occurred today the [•]at [•] CET.

4. MISCELLANEOUS

4.1 Section 16 (Confidentiality, Announcements), Section 17 (Legal Venue) and 18 (Miscellaneous) of the SPA shall apply to this Agreement *mutatis mutandis*.

4.2 This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto.

4.3 Except as provided otherwise in this Closing Memorandum, the SPA shall not be affected by this Closing Memorandum and remains in full force and effect.

Mau Dana UG (haftungsbeschränkt)

Sasha Bezuhanova-Yordanova

Bonnisseau Zukunft UG (haftungsbeschränkt)

Creator Companies LLC

FPCI Demeter 6 Amorçage

coparion GmbH & Co. KG

____

KEEN Venture Partners Fund II Coöperatief U.A.

____

HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG

____

Hala Haenisch-Zeine

____

Magic Flow UG (haftungsbeschränkt)

____

David Vismans

____

RL Capital GmbH

The Circle I Holdings Limited

Deutsche Bank Aktiengesellschaft

Lightspeed Venture Partners XIV-B (Ignite), L.P.

Illusian Ventures I Ky

Opera Tech Ventures S.L.P

Visa International Service Association

Flixfounders 2 GmbH & Co. KG

Diginex Limited

Annex 9.1.3 – Business Representations

(a) *Corporate Status*

(i) The Target Company does not hold any participation in any other entity, except in the Subsidiaries. The Target Company is the sole and unrestricted legal and beneficial owner of each of the Subsidiaries. The shares in the Subsidiaries have not been pledged or encumbered and are free and clear of any third-party rights. The Subsidiaries do not hold any participation in any other entity. The statements made in Sections 1.1 and 1.2 of this Agreement are true and correct. No third party has any right in or to shares in the Target Company.

(ii) The Group Companies are not insolvent or over-indebted. No insolvency proceedings (*Insolvenzverfahren*) or debt-regulating proceedings have been instituted against the assets of a Group Company. The opening of such proceedings has not been applied for by a Group Company nor has the opening of such proceedings been threatened against a Group Company in writing. To Seller's Best Knowledge, no circumstances exist that would require or justify the opening of such proceedings.

(iii) The copy of the excerpt from the commercial register of the Target Company attached hereto as **Exhibit 9.1.3(a)(iii)** is true, complete and up to date on the date hereof. No resolutions of any corporate body have been adopted nor have any other measures been taken to amend the articles of association of the Target Company and no filings of applications to any commercial register, registration court or another registration authority are pending in respect of the Target Company. No resolutions that have been adopted or measures that have been taken, by the shareholders of the Target Company are void, or have been challenged.

(iv) The Target Company is duly organized and validly existing under the laws of Germany.

(b) *Annual Accounts, Management Accounts*

(i) The annual accounts of the Group Companies for the fiscal year 2024 ("**Annual Accounts**") and the management accounts for the Target Company for November 30, 2025 (the "**Management Accounts**") attached hereto as **Exhibit 9.1.3(b)(i)** have each been prepared in compliance with past practice as well as the generally accepted respectively applicable accounting principles ("**GAAP**"). The Annual

Accounts and [taking into account their interim nature and subject to outstanding end of year accounting entries] the Management Accounts are correct and complete and, as of their respective date, constitute and give, in reasonable detail, a true and fair view of the net assets, financial position, financial performance, earnings position, and results of operations of the respective Group Company as of the respective date. The Annual Accounts and Management Accounts were prepared by using the same accounting method as in the past and exercised any potential option in the same way as in the past This representation does not constitute a "hard" balance sheet representation in the sense of the decision of the OLG Frankfurt a.M. of 7 May 2015 – 26 U 35/12.

(ii) The books, records and accounts of each of the Group Companies are in all material respects up to date, contain complete and accurate details of the business activities of the respective Group Company and have been maintained in compliance with applicable legal and accounting requirements on a proper and consistent basis. No written notice that any books, records or accounts are incorrect or should be corrected has been received by any Group Company. All annual accounts of the Group Companies have been timely filed in accordance with statutory requirements.

(iii) The management accounts from January 2025 through November 2025 as attached hereto as **Exhibit 9.1.3(b)(iii)** have been prepared with due care and diligence of a prudent businessman and on a fair and reasonable basis.

(c) *Ordinary Course of Business*

With the exception of the measures listed in **Exhibit 9.1.3(c)** each of the Group Companies has continued its business activities in the ordinary course of business and consistent with past practice from the Effective Date until the Signing Date, subject to the measures for the preparation and implementation of the Transaction. The Group Companies have in particular not:

(i) issued any share capital or similar interest (including options, conversion rights, etc.) to any person other than a Group Company;

(ii) entered into any merger, split-off, spin-off, conversion or similar corporate reorganization pursuant to the German Transformation Act ("**UmwG**");

(iii) adopted, terminated or amended any enterprise agreement (*Unternehmensvertrag*) within the meaning of Section 291 et seq. AktG or any comparable agreement pursuant to foreign applicable law;

(iv) been dissolved or liquidated or been the subject of a corresponding shareholder resolution to dissolve or liquidate;

(v) acquired any share, interest, option or participation in any company, partnership, or other legal entity outside the Group;

(vi) issued or assumed any guarantee, indemnity or suretyship securing any debt of any person other than a Group Company;

(vii) terminated, discontinued or closed any facility or business unit;

(viii) undertaken to make or made any capital expenditure or entered into any contract or commitment resulting in a capital expenditure in excess of EUR 20,000.00 per each asset/case or of EUR 50,000.00 in the aggregate;

(ix) disposed of in excess of EUR 50,000.00 in the aggregate or pledged or otherwise encumbered any fixed assets;

(x) executed, terminated or amended any agreement with any key employee relating to the employment of, or such services rendered by, such key employee;

(xi) laid-off a significant part of its workforce or initiated any employee-related reorganization affecting the workforce;

(xii) settled any claims or other rights of any person with an aggregate value of more than EUR 50,000.00;

(xiii) entered into any commitment with respect to any of the foregoing.

(d) *Real Estate Assets*

(i) The Group Companies do not own any real estate or rights equivalent to real estate, in particular no real estate property and heritable building rights (*Erbbaurechte*).

(ii) **Exhibit 9.1.3(d)(ii)** contains a list of all material lease agreements ("**Lease Agreements**") for premises in which the Group Companies carries out its business. Exhibit 9.1.3(d)(ii) also sets forth the current rent and term of each of the Lease Agreements. The Data Room includes

current and complete and accurate copies of all Lease Agreements (including all written amendments thereto). No notice in writing of any Lease Agreement has been received until the date of this Agreement by the Group Companies, and no notice in termination in writing of any such contract has been served by or on behalf of the Group Company in the twelve months prior to the date of this Agreement. To the Sellers' Best Knowledge there are no facts of circumstances that could entitle a contracting party to terminate any such lease agreements for cause.

(e) *Intellectual Property Rights*

(i) "**Intellectual Property Rights**" means (a) patents, designs, utility models, copyrights and rights in inventions; (b) trademarks, rights in logos, trade names, and domain names; (c) material software, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other software-related specifications and documentation ("**Software**"); and (d) trade secrets and business, technical and know-how information, databases, data collections and other confidential and proprietary information and all rights therein ("**Trade Secrets**"); in each case: (i) anywhere in the world; (ii) owned or licensed-in and whether unregistered, registered or applied for (including, for any of them, all applications, rights to apply and rights to claim priority); and (iii) including, in respect of any of them, all divisionals, provisionals, continuations, continuations-in-part, reissues, extensions, re-examinations and renewals.

(ii) "**Proprietary Software**" means all material Software that has been specifically developed by or for any Group Company or an entity from which a Group Company has acquired all material economic rights in such Software, and which is used or under development for the business of the Group Companies.

(iii) **Exhibit 9.1.3(e)(iii)** contains for each Group Company a complete and correct list of registered Intellectual Property Rights which are legally or beneficially owned by such Group Company as of Signing Date ("**Owned Intellectual Property Rights**"). The Group Companies have the unencumbered right to use, transfer, license or otherwise dispose of the Owned Intellectual Property Rights free and clear of any claims or rights of any third party (subject to mandatory laws). All fees due for filing and maintaining the Owned Intellectual Property Rights (e.g., renewal fees) have been paid.

(iv) **Exhibit 9.1.3(e)(iv)** contains for each Group Company a complete and correct list of all license agreements regarding Intellectual Property Rights, excluding licenses for off-the-shelf software, between such Group Company and any third party as of Signing Date that are material for such Group Company to conduct its respective business as conducted prior to the Signing Date (**"Licensed Intellectual Property Rights"**). All such license agreements are to the Sellers' Best Knowledge in full force and effect. Licensed Intellectual Property Rights shall not include Intellectual Property Rights that are freely available to the public. The Group Companies own or hold licenses to all the Intellectual Property Rights required for the Business of the Group Companies as operated by the Group Companies as at the Signing Date.

(v) The Owned Intellectual Property Rights and Licensed Intellectual Property Rights have not been challenged (*angegriffen*) in writing by any third party and no such challenge has been threatened in writing.

(vi) Except as disclosed in **Exhibit 9.1.3(e)(vi)**, no Group Company infringes (*verletzt*), or has infringed in the past three (3) years as of Signing Date, any Intellectual Property Right of any third party (including without limitation those of the Sellers and any Sellers' Affiliates) and no Owned Intellectual Property Right is to the Sellers' Best Knowledge being, or has been, infringed by a third party (including without limitation those of the Sellers and any Sellers' Affiliates).

(vii) Except as disclosed in **Exhibit 9.1.3(e)(vii)**, (i) no employee inventions have been notified to any of the Group Companies and (ii) no Employee or former employee of the Group Companies has asserted claims related to any employee inventions.

(viii) Within the past 24 months, to the Sellers' Best Knowledge no incident has occurred in which any Trade Secret of any Group Company, or any third party Trade Secret provided to the Group Company and subject to a confidentiality obligation vis-à-vis the relevant third party, has been disclosed whether in breach of any contractual or statutory confidentiality obligation or otherwise without authorization of the relevant Group Company and third party, respectively. There has not been any breach by the Group Companies and to the Sellers' Best Knowledge by any other party to confidentiality agreements by which Group Company are bound, except as would not constitute a material adverse effect. No Owned Intellectual Property Right or registered Licensed Intellectual Property Right that are material for the respective Group Company to conduct its respective business as conducted on

Signing Date is to the Sellers' Best Knowledge in jeopardy of being lost or abandoned through failure to act of any Group Company. For the avoidance of doubt, the foregoing does not apply to Intellectual Property Rights which a Group Company has deliberately allowed to lapse, be abandoned or not be renewed.

(f) *Information Technology and Software*

(i) Each Group Company as of Signing Date either owns or holds valid rights of use and/or licenses to all hardware, Software, firmware, websites, applications, codes, systems, networks and other information technology ("**Information Technology**") which is used or required by such Group Company to conduct its respective business as conducted as of Signing Date in all material respects in the ordinary course. As of Signing Date (a) none of the agreements governing the use of Information Technology has been terminated, and (b) no Group Company has, in relation to any such agreement, within the last 24 months prior to the Signing Date, received from the respective counterparty a written (including text form) notice (i) of termination, (ii) that the counterparty intends to terminate any such agreement, or (iii) alleging that any such agreement is void or invalid. The Group Companies have to the Sellers' Best Knowledge not breached any obligations under any agreements for the use of Information Technology in a manner that would reasonably be expected to have a material adverse effect.

(ii) The Group Companies have exclusive, irrevocable, worldwide, unlimited in terms of time and content, transferable without separate consent and sublicensable without separate consent rights of use for all known and unknown categories of use of the Proprietary Software developed by their current and former shareholders, board members, employees, freelancers, service providers, contractors and other third parties for the Group Companies.

(iii) None of the Proprietary Software or Information Technology to the Sellers' Best Knowledge contains any material back door, drop dead device, time bomb, Trojan horse, virus or worm (as these terms are commonly understood in the software industry) or any other code designed or intended to have any of the following functions: (a) disrupting, disabling, or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed or (b)

damaging or destroying any data or file without the user's consent ("**Malicious Code**").

(iv) "**Open Source Software**" means any Software that is licensed, distributed or conveyed as "open source software", "free software", "copy left" or under a similar licensing or distribution model, or under a contract that requires as a condition of its use, modification or distribution that it, or other Software into which such Software is incorporated, integrated or with which such Software is combined or distributed or that is derived from or linked to such Software, be disclosed or distributed in source code form, delivered at no charge or be licensed, distributed or conveyed under some or all of the terms as such contract (including Software licensed under the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, Microsoft Shared Source License, Common Public License, the Artistic License, Netscape Public License, Sun Community Source License (SCSL), Sun Industry Standards License (SISL), Apache License and any license listed at www.opensource.org). **Exhibit 9.1.3(f)(iv)** lists all Open Source Software that as of Signing Date has been incorporated into, integrated with, combined with or linked to any product or service of any Proprietary Software in any way, or from which any products or services of any Proprietary Software was derived. No Group Company has used Open Source Software in any manner that does with respect to any product or service of any Group Company or any Proprietary Software, (a) require its disclosure or distribution in source code form, (b) require the licensing thereof for the purpose of making derivative works, (c) impose any restriction on the consideration to be charged for the distribution thereof, or (d) create, or purport to create, other obligations for any Group Company that affect any Proprietary Software. With respect to any Open Source Software that is used by any Group Company in any way, that Group Company is in material compliance with all applicable agreements with respect thereto.

(g) *Material Agreements*

(i) Except as disclosed in **Exhibit 9.1.3(g)(i)** (such agreements the "**Material Agreements**") and except for agreements under which all primary contractual obligations (*Hauptleistungspflichten*) have been fully performed or which have been effectively terminated, each of the Group Companies is as of Signing Date not party to any agreements as follows:

(1) agreements regarding corporate joint ventures, strategic alliances, partnerships, joint development of products and technology or similar agreements or cooperation, except for the investment and shareholders' agreement (ISHA);

(2) agreements with third parties relating to the past or future acquisition or disposal (whether by share or asset deal) of any business, assets, rights, real estate or any shares or interests in any corporations or partnerships;

(3) loan agreements and other instruments evidencing financial indebtedness (excluding finance leasing), in each individual case with an outstanding amount (including interests) exceeding EUR 50,000.00;

(4) guarantees, surety ships (*Bürgschaften*), letters of comfort (*Patronatserklärungen*), performance or warranty bonds and similar instruments securing a liability or obligation, in each individual case, in excess of EUR 50,000.00 which will continue to be in effect after the Closing Date;

(5) license or sub-license, excluding any Licensed Intellectual Property Rights, software, development and similar agreements resulting in an annual turnover for the financial year 2024 exceeding EUR 50,000.00;

(6) agreements with top 10 customers and top 10 suppliers regarding annual turnover for the financial year 2024 and for the financial year 2025 until the date hereof;

(7) agency agreements, distributor agreements, franchise agreements or similar agreements;

(8) consultancy agreements (*Beraterverträge*), excluding for tax, accounting and legal advice, providing for an annual remuneration exceeding EUR 50,000.00 in each individual case as well as research and development agreements;

(9) any other agreements, not captured under no. (1) to (8) above and except Lease Agreements, with a contractual value exceeding EUR 50,000.00 per year.

(ii) As of Signing Date all Material Agreements (i) are to Sellers' Best Knowledge in full force and effect, (ii) no party to a Material Agreement

has given written notice of termination or to Sellers' Best Knowledge and no circumstances exist which give any party a right of termination or modification of any Material Agreement due to the completion of the Transaction, except as indicated in **Exhibit 9.1.3(g)(i)**, (iii) the respective Group Company is not in default or breach of a Material Agreement and (iv) the execution of this Agreement or any transactions contemplated herein do not trigger any termination or modifications rights of any party to a Material Agreement, except as indicated in Exhibit 9.1.3(g)(ii).

(iii) All agreements between the Group Companies on the one side and a shareholder or Affiliate or Related Person of a shareholder on the other side are set forth in **Exhibit 9.1.3(g)(iii)**.

(h) *Employees*

(i) **Exhibit 9.1.3(h)(i)** contains a complete and accurate anonymized list as of December 27, 2025 of all members of the executive bodies and employees (including executives, trainees, and part-time employees) of the Group Companies (each an "**Employee**" and collectively, the "**Employees**"), each with details of their position/activity, date of entry,. Employees with special protection against dismissal are marked accordingly, stating the legal reason (e.g., maternity leave, parental leave, severe disability).

(ii) To the Seller's Best Knowledge, (i) the service and employment agreements of the managing directors and certain Employees of the Group Companies as listed in **Exhibit 9.1.3(h)(ii)** are in full force and effect, and (ii) no party to such agreement has given notice of termination in writing.

(iii) To the Seller's Best Knowledge, except as listed in **Exhibit 9.1.3(h)(iii)** a Group Company is not bound to collective bargaining agreements (*Tarifverträge*), shop agreements (*Betriebsvereinbarungen*) or similar agreements with unions, works councils and other employee representative bodies under German law. To Sellers' Best Knowledge, there have for the past three (3) years never been any efforts by Employees to establish such a body.

(iv) As of one (1) Business Day before Signing Date, no Employee has terminated their employment relationship with the Group Companies by written declaration, unless disclosed in **Exhibit 9.1.3(h)(iv)** or set-out in Exhibit 9.1.3.(h)(i). To the Sellers' Best Knowledge, all employment

relationships with former employees of the Group Company have been effectively terminated and there are no claims by relevant employees against the Group Companies arising from this.

(v) Except as disclosed in **Exhibit 9.1.3(h)(v)**, to the Seller's Best Knowledge, the Group Companies does not operate any non-mandatory pension or other retirement benefit scheme, and have not made any individual commitments regarding pensions (*betriebliche Altersversorgung*), under which it is obliged to provide retirement benefits to an individual, all or a group of its current or past employees, managing directors or dependents thereof. There are no company practices that would grant individual Employees, a majority of or all Employees a claim to cash or cash effective benefits not agreed upon in their employment contracts.

(vi) To the Seller's Best Knowledge and except as disclosed in **Exhibit 9.1.3(h)(vi)** and for the bonus(es) (programs) individually agreed in the employment or service contracts of the managing directors or Employees of a Group Company, no profit sharing schemes (including share options, phantom stocks, profit participating schemes or similar schemes of any kind) entered into with a Group Company exist for the managing directors or Employees of a Group Company or any third party.

(vii) The Group Companies materially comply with the applicable law, all legal requirements, and working conditions in general (including minimum wage laws and comparable applicable regulations) with regard to its Employees. There are no overdue wage or salary claims against Employees other than the monthly payments due.

(viii) Except as disclosed in **Exhibit 9.1.3(viii)** there are no freelancers, contractors or agency workers working for any of the Group Companies.

(i) *Litigation*

Except as disclosed in **Exhibit 9.1.3(i)**, no legal disputes of any kind are threatened in writing or pending (*rechtshängig*) against a Group Company, either as plaintiff, defendant or otherwise, before any court or arbitration tribunal involving, in each case an individual claim (*Streit- oder Gegenstandswert*) with a value in excess of EUR 20,000.00.

(j) *Data Privacy*

(i) To the Seller's Best Knowledge, the Group Companies have complied with all Data Protection Laws in the operation of the business limited to and to the extent that, the non-compliance with these Privacy Laws would have a material adverse effect to the operation of the business. For the avoidance of doubt, the Purchaser is aware that as of 1 January 2026 PlanA.Earth Limited will not have any employees and no ICO fees have been paid for 2026. "**Privacy Laws**" means all applicable laws related to the protection of personal data, personally identifiable, or privacy as well as the requirements and guidance set forth in mandatory regulations, guidelines containing consent orders published by regulatory authorities, including, but not limited to, Regulation (EU) 2016/79 (General Data Protection Regulation) as applicable in the European Economic Area, and as retained law in the United Kingdom as well as Directive 2002/58/EC (Directive on privacy and electronic communications) as transposed by the German Telecommunications-Digital Services Data Protection Act (*TDDDG*) and other national laws.

(ii) No claim, action, proceeding, suit, investigation is pending or was pending during the last three (3) years prior to the Signing Date by or against a Group Company alleging a violation of any person's privacy, personal or confidentiality rights under Privacy Laws, and no fine has been imposed upon a Group Company under Privacy Laws during the last three (3) years prior to the Signing Date.

(iii) To the Seller's Best Knowledge, each Group Company has implemented appropriate technical and organizational measures as required by Privacy Laws and Cybersecurity Laws. "**Cybersecurity Laws**" means all applicable laws related to cyber security and data security as well as the requirements and guidance set forth in mandatory regulations, guidelines containing consent orders published by regulatory authorities, including, but not limited to Directive (EU) 2022/2555 (NIS 2 Directive) as transposed by the German Act on the Federal Office for Information Security and Information Security in Entities (*BSIG*) and other national laws.

(iv) To the Seller's Best Knowledge and during the last three (3) years prior to the Signing Date, no Group Company has suffered an event compromising the availability, authenticity, integrity or confidentiality of stored, transmitted or processed data that either (i) required a notification of a governmental authority under applicable Privacy Laws, or (ii) required a notification of a governmental authority under applicable Cybersecurity Laws.

(k) *Business Permits and subsidies*

(i) The Group Companies hold all material governmental, regulatory or other permits, licenses, approvals, registrations and authorizations in each case of any competent Governmental Authority (each, a "**Business Permit**") essentially required under applicable public law to conduct its business in all material respects as currently conducted and no such Business Permit has been cancelled or revoked, the missing, cancellation or revocation of which, in each individual case would reasonably be expected to have a material adverse effect to the operation of the business.

(ii) Except as disclosed in **Exhibit 9.1.3(k)(ii)**, the Group Companies have not received any public grants (*öffentlich-rechtliche Zuschüsse*), subsidies (*Subventionen*), state aid or other public support (*öffentlich-rechtliche Fördermittel oder Hilfen*) related to the business or its operation during the last three (3) years prior to the Signing Date with a value in excess of EUR 25,000.00 in each individual case and to Seller's Best Knowledge no circumstances exist pursuant to which the public grants, state aid of other public need to repaid either due to the consummation of the Transaction or otherwise.

(iii) Except as disclosed in **Exhibit 9.1.3(k)(iii)**, the Group Companies are not subject to any financial or regulatory reporting or monitoring requirements.

(l) *Taxes*

(i) The Group Companies are properly registered for Tax purposes in accordance with applicable Tax law in all jurisdictions where the business operates.

(ii) The Group Companies have prepared diligently and in good faith, and have completely, duly and timely filed all material Tax Returns required to be filed with the appropriate Tax Authority (taking into account any extensions granted).

(iii) All Taxes owed by a Group Company have been paid or withheld and remitted when due to the competent Tax Authority in accordance with tax assessments, self-declarations or advance returns (including assessed prepayments).

(iv) To the Seller's Best Knowledge, there is no action, dispute (court or out-of-court), claim, investigation, or assessment pending concerning any Tax liability with respect to the business..

(v) The Group Companies are currently not subject to any audit, examination, or similar proceedings by any Tax Authority and no such proceeding has been announced by a Tax Authority.

(vi) Except the binding tax ruling pursuant to Section 42e of the German Income Tax in relation to the employee participation program dated 23 July 2024, no Group Company has received or applied for any written Tax ruling (*verbindliche Auskunft*) or entered into any legally binding agreement (*verbindliche Zusage*) with a Tax Authority which would affect the Tax situation of the Group Companies in any time period after the Effective Date.

(vii) The Group Companies have prepared, and are in possession of, all books, records, accounts and other documentation (including electronic data and data systems as required by applicable law) in line with Tax law and relating to past events during the last five (5) years prior to and including the Signing Date; in particular, the Group Companies have prepared and have available, and have duly filed where necessary, any material documentation which is required (including as a result of any request by the competent Tax authority) to be submitted under applicable Tax laws.

(viii) The Group Companies have been and are tax resident only in the jurisdiction of their incorporation, and the Group Companies have had and have not any place of management, permanent establishment, permanent representative or dependent agent outside their respective jurisdiction of incorporation.

(ix) Neither the shares of the Group Companies nor the assets held by the Group Companies are subject to any tax lock-up or observation periods to be continued after the Closing Date.

(x) The Tax returns filed by the Group Companies are correct in all material aspects.

For the purposes of this Agreement (i) "**Tax**" or "**Taxes**" shall mean any tax (*Steuer*) within the meaning of section 3 AO and any similar and comparable taxes and ancillary payments in any other jurisdictions, customs duties (*Zölle*), any taxes to be withheld or paid for the account of a third party (*Steuerabzugsbeträge*), any German and non-German social security

contributions *(Sozialversicherungsbeiträge)*, , regardless whether imposed by law or on a contractual basis (*Steuerumlageverträge*) or administrative order as a secondary liability (*Steuerhaftungsbeträge*) and regardless of whether payable directly by way of withholding or on the basis of a primary or secondary liability or as legal successor together with any interest, fine, penalty or similar addition thereto, but excluding, for the avoidance of doubt, deferred taxes and/or notional taxes (such as reductions of loss carry forwards or future depreciations), (ii) "**Tax Authority**" means any competent Governmental Authority in charge of imposing any Tax, and (iii) "**Tax Returns**" shall mean any return, declaration or similar document relating to any Tax and to be submitted to any Governmental Authority in charge of imposing Taxes, including any schedule or attachment thereto.

(m) *No brokerage fee; bonuses*

(i) Other than disclosed in **Exhibit 9.1.3m(i)** as of the Signing Date and as of the Closing Date, no officer, managing director, employee, advisory board member or member of senior management of the Group Companies was granted, promised, or otherwise given the prospect of, a payment or other non-cash benefit in connection with the initiation, conclusion or performance of this Agreement.

(ii) Other than as disclosed in **Exhibit 9.1.3m(ii)**, as of Signing Date and as of the Closing Date, neither the Target Company nor any of its Subsidiaries is obligated to pay any brokerage, finder's fees, advisor's fees, fees of service providers, bonuses, extra compensation, or to make any severance payments to third parties or to make other payments or provided non-cash benefits in connection with the initiation, conclusion and performance of this Agreement, except for the payments governed under this Agreement.

(n) *Insurance*

The list in **Exhibit 9.1.3n** sets forth the insurance policies of the Group Companies at the Signing Date. To the Sellers' Best Knowledge, those insurances are in full force and effect and are not void or voidable and all premiums payable to date have been paid. To the Sellers' Best Knowledge, neither party to the insurance policy is in breach of the policy's terms and conditions and no written notice of termination of an insurance policy has been served or received by the Group Companies.

(o) *Compliance with Laws*

Neither the Target Company nor any of its Subsidiaries is in material default of any applicable domestic or foreign law, statute or regulation nor has it materially violated such applicable laws, statute or regulation in the past three (3) years.

(p) *Arms' length*

The agreements disclosed in Exhibit 9.1.3(g)(iii) were entered into at arms' length.

(q) *Exhibits*

The provided exhibits set forth under this Section 9.1.3 are complete and accurate as of the date thereof.

Aktueller Ausdruck

HRB 186096 B

Handelsregister Abteilung B
Amtsgericht Charlottenburg

1. Anzahl der bisherigen Eintragungen
16 Eintragung(en)

2.a) Firma
planA.earth GmbH

b) Sitz, Niederlassung, inländische Geschäftsanschrift, empfangsberechtigte Person, Zweigniederlassungen

Berlin

Leipziger Platz 16, 10117 Berlin

c) Gegenstand des Unternehmens
Der Zweck der Gesellschaft liegt in der Unterstützung von Personen und Organisationen beim Übergang zu einer nachhaltigen Wirtschaft, indem Werkzeuge, Wissen und Unterstützung bereitgestellt werden, um umweltfreundliche Praktiken in ihre Betriebsabläufe einzubinden und gleichzeitig die Sichtbarkeit ihrer Umweltleistung zu erhöhen. Der Zweck soll insbesondere durch die Entwicklung und das Betreiben einer internetbasierten technologischen Plattform mithilfe von Daten, Technologie, Software und Nachhaltigkeitslösungen erreicht werden, die Dritte dabei unterstützt, ihre Auswirkungen auf Umwelt, Gesellschaft und Unternehmensführung zu managen. Zusätzlich zu den technologischen Lösungen unterstützt die Gesellschaft durch Beratung, so dass Organisationen ihr Geschäft in Richtung nachhaltigerer Lösungen managen können.

3. Grund- oder Stammkapital
94.703,00 EUR

4.a) Allgemeine Vertretungsregelung
Ist ein Geschäftsführer bestellt, so vertritt er die Gesellschaft allein. Sind mehrere Geschäftsführer bestellt, wird die Gesellschaft gemeinschaftlich durch zwei Geschäftsführer oder durch einen Geschäftsführer in Gemeinschaft mit einem Prokuristen vertreten.
Alleinvertretungsbefugnis kann erteilt werden.

b) Vorstand, Leitungsorgan, geschäftsführende Direktoren, persönlich haftende Gesellschafter, Geschäftsführer, Vertretungsberechtigte und besondere Vertretungsbefugnis

Geschäftsführer:
mit der Befugnis die Gesellschaft allein zu vertreten mit der Befugnis Rechtsgeschäfte mit sich selbst oder als Vertreter Dritter abzuschließen

Jordanova, Lubomila, *27.04.1989, Berlin

5. Prokura

Einzelprokura

Dale, Nicholas, *07.12.1989, Berlin

Kovacheva, Sandra, *31.03.1987, Paris

6.a) Rechtsform, Beginn, Satzung oder Gesellschaftsvertrag

Gesellschaft mit beschränkter Haftung

Gesellschaftsvertrag vom: 08.02.2017

Zuletzt geändert am: 06.11.2025

b) Sonstige Rechtsverhältnisse

Eintragungen zum genehmigten Kapital

Der Geschäftsführer ist durch Gesellschaftsvertrag vom 14.05.2025 ermächtigt das Stammkapital zu erhöhen. Das genehmigte Kapital beträgt nach teilweiser Ausschöpfung noch 370,00 EUR. Die Ermächtigung endet mit Ablauf des 30.04.2026. (Genehmigtes Kapital 2025/I)

7. Tag der letzten Eintragung

04.12.2025

Exhibit 9.1.3(b)(i)

planA.earth GmbH

Berlin

Bericht über die Prüfung des Jahresabschlusses
zum 31. Dezember 2024

Rödl & Partner GmbH

Wirtschaftsprüfungsgesellschaft

Kranhaus 1
Im Zollhafen 18
D-50678 Köln
Telefon +49 (2 21) 94 99 09-0
Telefax +49 (2 21) 94 99 09-900
E-Mail koeln@roedl.com
Internet www.roedl.de

Inhaltsverzeichnis

1. PRÜFUNGSAUFTRAG

Mit Schreiben vom 5. März 2025 der

planA.earth GmbH
Berlin

- nachfolgend auch Gesellschaft genannt - beauftragte uns die gesetzliche Vertreterin, den Jahresabschluss zum 31. Dezember 2024 (Anlagen 6.1.1 bis 6.1.3) unter Einbeziehung der Buchführung gemäß §§ 317 ff. HGB zu prüfen.

Die Gesellschaft ist eine kleine Kapitalgesellschaft gemäß § 267 Abs. 1 HGB und somit nicht gemäß § 316 Abs. 1 HGB prüfungspflichtig. Die Prüfung erfolgt auf freiwilliger Basis unter Berücksichtigung aller Grundsätze, die für die Pflichtprüfung gelten.

Wir bestätigen gemäß § 321 Abs. 4a HGB, dass wir bei unserer Abschlussprüfung die anwendbaren Vorschriften zur Unabhängigkeit beachtet haben.

Über das Ergebnis der Abschlussprüfung berichtet dieser Prüfungsbericht, der gemäß dem IDW Prüfungsstandard: Grundsätzen ordnungsmäßiger Erstellung von Prüfungsberichten (IDW PS 450 n.F.(10.2021)) erstellt wurde.

Dem Auftrag liegen die als Anlage 6.2 beigefügten Allgemeinen Auftragsbedingungen für Wirtschaftsprüferinnen, Wirtschaftsprüfer und Wirtschaftsprüfungsgesellschaften in der Fassung vom 1. Januar 2024 zu Grunde. Soweit in den für den Auftrag geltenden gesetzlichen Vorschriften eine Haftungshöchstsumme nicht festgelegt ist, bestimmt sich diese nach Nr. 9 der Allgemeinen Auftragsbedingungen und gegebenenfalls nach ergänzenden schriftlichen Vereinbarungen. Im Verhältnis zu Dritten sind Nr. 1 Abs. 2 und Nr. 9 der Allgemeinen Auftragsbedingungen maßgebend.

Dieser Prüfungsbericht ist an die Gesellschaft gerichtet.

2. GRUNDSÄTZLICHE FESTSTELLUNGEN

Lage des Unternehmens

Stellungnahme zur Lagebeurteilung der gesetzlichen Vertreterin

2.1 Wirtschaftliche Lage und Geschäftsverlauf

Die gesetzlichen Vertreterin hat gemäß § 264 Abs. 1 Satz 4 HGB keinen Lagebericht aufgestellt. Unsere Prüfung umfasst daher ausschließlich die Beurteilung der angewandten Bilanzierungsgrundsätze und der wesentlichen Einschätzungen der gesetzlichen Vertreterin sowie die Würdigung der Gesamtdarstellung des Jahresabschlusses.

2.2 Künftige Entwicklung sowie Chancen und Risiken der künftigen Entwicklung

Die gesetzliche Vertreterin hat gemäß § 264 Abs. 1 Satz 4 HGB keinen Lagebericht aufgestellt. Der Jahresabschluss enthält, mit Ausnahme der Aussagen der gesetzlichen Vertreterin zur positiven Fortführungsprognose, keine Aussagen zur künftigen Entwicklung sowie den Chancen und Risiken der künftigen Entwicklung.

2.3 Bestandsgefährdende Tatsachen

Bei Durchführung der Prüfung des Jahresabschlusses haben wir folgende Tatsachen, die den Bestand der Gesellschaft gefährden können, festgestellt:

Die Erstellung des Jahresabschlusses erfolgte unter der Annahme der Unternehmensfortführung (§ 252 Abs. 1 Nr. 2 HGB). Es handelt sich um planmäßige Verluste, die sich durch den Markteintritt und das Wachstum des jungen Unternehmens ergeben. Die Gesellschaft ist im Prognosezeitraum von der erfolgreichen Umsetzung des Unternehmenskonzeptes und der Generierung entsprechender Umsatzerlöse sowie der zeitnahen Bereitstellung externer liquider Mittel durch Gesellschafter, Investoren oder öffentlicher Förderinstitute abhängig. Diese Ereignisse und Gegebenheiten zeigen, dass eine wesentliche Unsicherheit besteht, die bedeutsame Zweifel an der Fähigkeit der Gesellschaft zur Fortführung der Unternehmenstätigkeit aufwerfen kann und die ein bestandsgefährdendes Risiko im Sinne des § 322 Abs. 2 Satz 3 HGB darstellt.

Mit Termsheet vom 17. April 2025 haben sich die Gesellschafter zu einer Finanzierungszahlung in Höhe von 2.500.000,00 EUR verpflichtet. Einzahlungen in Höhe von 1.775.197,96 EUR erfolgten im Mai und Juni 2025. Die ausstehenden Zahlungen sollen unter Einhaltung von bestimmten Voraussetzungen im August 2025 erfolgen.

Die gesetzliche Vertreterin hat eine Fortführungsprognose erstellt und uns vorgelegt, nach der die Zahlungsfähigkeit der Gesellschaft für den Prognosezeitraum unter der Prämisse gewährleistet ist, dass Gesellschafter und öffentliche Förderinstitute weitere liquide Mittel zur Verfügung stellen. Weiterhin ist die Unternehmensfortführung abhängig von der

erfolgreichen Umsetzung des Unternehmenskonzeptes und der Generierung entsprechender Umsatzerlöse. Sollten diese Ereignisse nicht wie geplant eintreten, ist der Bestand der Gesellschaft gefährdet.

3. GEGENSTAND, ART UND UMFANG DER PRÜFUNG

3.1 Gegenstand der Prüfung

Die gesetzliche Vertreterin trägt für den Jahresabschluss einschließlich der diesem zugrunde liegenden Buchführung sowie die dazu eingerichteten internen Kontrollen die Verantwortung.

Gegenstand unserer Abschlussprüfung sind der Jahresabschluss (unter Einbeziehung der Buchführung) zum 31. Dezember 2024, bestehend aus Bilanz, Gewinn- und Verlustrechnung sowie Anhang (Anlagen 6.1.1 bis 6.1.3), der planA.earth GmbH, Berlin.

Die bei unserer Prüfung des Jahresabschlusses zu berücksichtigenden Rechnungslegungsvorschriften umfassen die §§ 242 bis 256a sowie §§ 264 bis 288 HGB, die Sondervorschriften des GmbH-Gesetzes. Ergänzende Bilanzierungsbestimmungen aus dem Gesellschaftsvertrag ergeben sich nicht.

Im Rahmen des uns erteilten Auftrages haben wir die Einhaltung der gesetzlichen Vorschriften über den Jahresabschluss (unter Einbeziehung der Buchführung) geprüft. Dagegen war die Aufdeckung von Vermögensschädigungen und sonstigen Gesetzesverstößen, die nicht die Ordnungsmäßigkeit des Jahresabschlusses betreffen, nicht Gegenstand unserer Prüfung.

Soweit nichts anderes bestimmt ist, hat unsere Prüfung sich nicht darauf zu erstrecken, ob der Fortbestand des geprüften Unternehmens oder die Wirksamkeit und Wirtschaftlichkeit der Geschäftsführung zugesichert werden kann.

3.2 Art und Umfang der Prüfung

Wir haben unsere Prüfung nach §§ 317 HGB ff unter Beachtung der vom Institut der Wirtschaftsprüfer (IDW) festgestellten deutschen Grundsätze ordnungsmäßiger Abschlussprüfung vorgenommen.

Diese Grundsätze erfordern es, die Prüfung so zu planen und durchzuführen, dass ein hinreichend sicheres Urteil darüber abgegeben werden kann, ob, der Jahresabschluss als Ganzes frei von wesentlichen falschen Darstellungen aufgrund von dolosen Handlungen oder Irrtümern ist.

Bei der Prüfungsplanung identifizieren und beurteilen wir die Risiken wesentlicher falscher Darstellungen im Jahresabschluss aufgrund von dolosen Handlungen oder Irrtümern auf Abschluss und Aussageebene; in diesem Rahmen erlangen wir ein Verständnis von dem Unternehmen und dessen Umfeld, einschließlich des internen Kontrollsystems.

Auf dieser Grundlage haben wir ein prüffeldbezogenes Prüfungsprogramm entwickelt, das auf der Grundlage der festgestellten abschluss- und aussagebezogenen Risiken unter Einbeziehung der Beurteilung der Wirksamkeit des rechnungslegungsbezogenen internen Kontrollsystems der Gesellschaft Schwerpunkte, Art und Umfang der Prüfungshandlungen festlegt.

Unsere Abschlussprüfung schließt die Prüfung der Nachweise für die Bilanzierung und die Angaben im Jahresabschluss unter Verwendung von Auswahlverfahren (bewusste Auswahl und Stichproben) ein. Sie beinhaltet die Prüfung der angewandten Bilanzierungs-, Bewertungs- und Gliederungsgrundsätze und wesentlicher Einschätzungen der gesetzlichen Vertreterin sowie eine Beurteilung der Gesamtaussage des Jahresabschlusses.

Unsere Tätigkeiten umfassen aussagebezogene analytische und einzelfallorientierte Prüfungshandlungen sowie die Beurteilung der Ausgestaltung und Einrichtung und ggf. die Prüfung der Wirksamkeit von Kontrollen (Aufbauprüfungen). Bei der Festlegung unseres Prüfungsprogramms haben wir die Grundsätze der Wesentlichkeit und der Risikoorientierung beachtet und daher unser Prüfungsurteil auf Basis einer bewussten risikoorientierten Auswahl bzw. von Stichproben getroffen.

In Anbetracht der überschaubaren Größe der Gesellschaft und der Übersichtlichkeit der vorzufindenden Verfahrensabläufe haben wir im Wesentlichen aussagebezogene einzelfallorientierte Prüfungshandlungen in den Bereichen Angemessenheit der Going-Concern-Prämisse, Vollständigkeit der Rückstellungen und Verbindlichkeiten sowie Existenz und Periodenzugehörigkeit der Umsatzerlöse und des passiven Rechnungsabgrenzungspostens durchgeführt.

Insbesondere wurden folgende Prüfungshandlungen durchgeführt:

Bankbestätigungen haben wir von Kreditinstituten eingeholt. Rechtsanwaltsbestätigungen über schwebende Rechtsstreitigkeiten haben wir ebenfalls erhalten.

Von der zutreffenden Bilanzierung der Forderungen und Verbindlichkeiten aus Lieferungen und Leistungen haben wir uns durch Einholung von Saldenbestätigungen überzeugt. Dabei haben wir eine bewusste risikoorientierte Auswahl nach den Kriterien Höhe der offenen Posten bei Forderungen aus Lieferungen und Leistungen und Jahresverkehrszahlen bei den Verbindlichkeiten aus Lieferungen und Leistungen getroffen. Die Werthaltigkeit der Forderungen haben wir insbesondere durch eine Analyse der Altersstruktur geprüft.

Wir haben das Vorhandensein sowie die Periodenzugehörigkeit der Umsatzerlöse in Stichproben sowie durch analytische Prüfungshandlungen geprüft.

Die Rückstellungen haben wir durch Befragung von Mitarbeitern auf Vollständigkeit untersucht. Die zutreffende Ermittlung der Rückstellungshöhe haben wir durch eine Prüfung der Berechnungen aufgrund einer bewussten risikoorientieren Auswahl und einer kritischen Beurteilung der vorgenommenen Schätzungen geprüft.

Die Fortführungsprognose sowie die hierfür zugrunde gelegten Annahmen als Grundlage der Going-Concern-Prämisse wurden auf Plausibilität geprüft.

Wir sind der Auffassung, dass die von uns erlangten Prüfungsnachweise ausreichend und geeignet sind, um als Grundlage für unsere Prüfungsurteile zum Jahresabschluss und zum Lagebericht zu dienen.

Alle von uns erbetenen Aufklärungen und Nachweise wurden uns durch die gesetzliche Vertreterin erteilt. Die gesetzliche Vertreterin bestätigte uns die Vollständigkeit des Jahresabschlusses am 26. Juni 2025 schriftlich.

Die Prüfung führten wir in den Monaten März bis Juni durch.

Die Prüfung wurde am 26. Juni 2025 abgeschlossen.

4. FESTSTELLUNGEN UND ERLÄUTERUNGEN ZUR RECHNUNGSLEGUNG

4.1 Ordnungsmäßigkeit der Rechnungslegung

4.1.1 Buchführung und weitere geprüfte Unterlagen

Nach unseren Feststellungen gewährleistet der im Berichtsjahr angewandte Kontenplan eine klare und übersichtliche Ordnung des Buchungsstoffes. Die Geschäftsvorfälle wurden vollständig, fortlaufend und zeitgerecht erfasst. Die Zahlen der Eröffnungsbilanz wurden ordnungsgemäß aus dem Vorjahresabschluss übernommen. Der Jahresabschluss wurde aus der Buchführung zutreffend entwickelt und von der Gesellschaft erstellt.

Die Buchführung und die weiteren geprüften Unterlagen entsprechen nach unseren Feststellungen in allen wesentlichen Belangen den gesetzlichen Vorschriften. Die aus den weiteren geprüften Unterlagen entnommenen Informationen wurden in allen wesentlichen Belangen ordnungsgemäß in Buchführung und Jahresabschluss abgebildet.

4.1.2 Jahresabschluss

Die Bilanz sowie die Gewinn- und Verlustrechnung sind ordnungsmäßig aus der Buchführung und den weiteren geprüften Unterlagen abgeleitet; die für Kapitalgesellschaften geltenden Ansatz-, Ausweis- und Bewertungsvorschriften wurden in allen wesentlichen Belangen beachtet. Die im Anhang gemachten Angaben sind ordnungsgemäß.

Im Jahresabschluss sind die Grundsätze ordnungsmäßiger Buchführung sowie alle größenabhängigen und rechtsformgebundenen Regelungen beachtet.

4.1.3 Lagebericht

Die gesetzliche Vertreterin hat gemäß § 264 Abs. 1 Satz 4 HGB keinen Lagebericht erstellt.

4.2 Gesamtaussage des Jahresabschlusses

4.2.1 Feststellungen zur Gesamtaussage des Jahresabschlusses

Der Jahresabschluss vermittelt insgesamt unter Beachtung der Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens-, Finanz- und Ertragslage.

4.2.2 Bewertungsgrundlagen

Wir verweisen auf die Angaben der gesetzlichen Vertreter im Anhang der Gesellschaft (Anlage 6.1.3).

4.2.3 Änderungen in den Bewertungsgrundlagen

Die Bilanzierungs- und Bewertungsmethoden wurden gegenüber dem Vorjahr unverändert angewandt.

4.2.4 Sachverhaltsgestaltende Maßnahmen

Im Berichtsjahr waren keine sachverhaltsgestaltenden Maßnahmen mit wesentlichen Auswirkungen auf die Gesamtaussage des Jahresabschlusses zu verzeichnen.

4.2.5 Aufgliederungen und Erläuterungen

Von Aufgliederungen und Erläuterungen haben wir an dieser Stelle abgesehen, da sie nicht zum Verständnis der Gesamtaussage des Jahresabschlusses erforderlich sind.

5. WIEDERGABE DES BESTÄTIGUNGSVERMERKS UND SCHLUSSBEMERKUNG

Nach dem Ergebnis unserer Prüfung haben wir dem als Anlagen 6.1.1 bis 6.1.3 beigefügten Jahresabschluss der **planA.earth GmbH, Berlin**, zum 31. Dezember 2024 den folgenden uneingeschränkten Bestätigungsvermerk erteilt:

„Bestätigungsvermerk des unabhängigen Abschlussprüfers

An die planA.earth GmbH, Berlin:

Prüfungsurteil

Wir haben den Jahresabschluss der planA.earth GmbH, Berlin, – bestehend aus der Bilanz zum 31. Dezember 2024 und der Gewinn- und Verlustrechnung für das Geschäftsjahr vom 1. Januar bis zum 31. Dezember 2024 sowie dem Anhang, einschließlich der Darstellung der Bilanzierungs- und Bewertungsmethoden – geprüft.

Nach unserer Beurteilung aufgrund der bei der Prüfung gewonnenen Erkenntnisse entspricht der beigefügte Jahresabschluss in allen wesentlichen Belangen den deutschen, für Kapitalgesellschaften geltenden handelsrechtlichen Vorschriften und vermittelt unter Beachtung der deutschen Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens- und Finanzlage der Gesellschaft zum 31. Dezember 2024 sowie ihrer Ertragslage für das Geschäftsjahr vom 1. Januar bis zum 31. Dezember 2024.

Gemäß § 322 Abs. 3 Satz 1 HGB erklären wir, dass unsere Prüfung zu keinen Einwendungen gegen die Ordnungsmäßigkeit des Jahresabschlusses geführt hat.

Grundlage für das Prüfungsurteil

Wir haben unsere Prüfung des Jahresabschlusses in Übereinstimmung mit § 317 HGB unter Beachtung der vom Institut der Wirtschaftsprüfer (IDW) festgestellten deutschen Grundsätze ordnungsmäßiger Abschlussprüfung durchgeführt. Unsere Verantwortung nach diesen Vorschriften und Grundsätzen ist im Abschnitt „Verantwortung des Abschlussprüfers für die Prüfung des Jahresabschlusses" unseres Bestätigungsvermerks weitergehend beschrieben. Wir sind von dem Unternehmen unabhängig in Übereinstimmung mit den deutschen handelsrechtlichen und berufsrechtlichen Vorschriften und haben unsere sonstigen deutschen Berufspflichten in Übereinstimmung mit diesen Anforderungen erfüllt. Wir sind der Auffassung, dass die von uns erlangten Prüfungsnachweise ausreichend und geeignet sind, um als Grundlage für unser Prüfungsurteil zum Jahresabschluss zu dienen.

Wesentliche Unsicherheit im Zusammenhang mit der Fortführung der Unternehmenstätigkeit

Wir verweisen auf die Angabe II. Bilanzierungs- und Bewertungsmethoden im Anhang, in der der gesetzliche Vertreter beschreibt, dass bisher keine Gewinne erzielt wurden und die Gesellschaft durch Gesellschafterbeiträge finanziert wird. Es handelt sich um planmäßige Verluste, die sich durch den Markteintritt und das Wachstum des jungen Unternehmens ergeben. Die Gesellschaft ist im Prognosezeitraum von der erfolgreichen Umsetzung des Unternehmenskonzeptes und der Generierung entsprechender Umsatzerlöse sowie der zeitnahen Bereitstellung externer liquider Mittel durch Gesellschafter, Investoren oder öffentlicher Förderinstitute abhängig. Wie in der Angabe dargelegt, zeigen diese Ereignisse und Gegebenheiten, dass eine wesentliche Unsicherheit besteht, die bedeutsame Zweifel an der Fähigkeit der Gesellschaft zur Fortführung der Unternehmenstätigkeit aufwerfen kann und die ein bestandsgefährdendes Risiko im Sinne des § 322 Abs. 2 Satz 3 HGB darstellt. Unser Prüfungsurteil zum Jahresabschluss ist bezüglich dieses Sachverhalts nicht modifiziert.

Verantwortung des gesetzlichen Vertreters für den Jahresabschluss

Der gesetzliche Vertreter ist verantwortlich für die Aufstellung des Jahresabschlusses, der den deutschen, für Kapitalgesellschaften geltenden handelsrechtlichen Vorschriften in allen wesentlichen Belangen entspricht, und dafür, dass der Jahresabschluss unter Beachtung der deutschen Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens-, Finanz- und Ertragslage der Gesellschaft vermittelt. Ferner ist der gesetzliche Vertreter verantwortlich für die internen Kontrollen, die er in Übereinstimmung mit den deutschen Grundsätzen ordnungsmäßiger Buchführung als notwendig bestimmt hat, um die Aufstellung eines Jahresabschlusses zu ermöglichen, der frei von wesentlichen falschen Darstellungen aufgrund von dolosen Handlungen (d.h. Manipulationen der Rechnungslegung und Vermögensschädigungen) oder Irrtümern ist.

Bei der Aufstellung des Jahresabschlusses ist der gesetzliche Vertreter dafür verantwortlich, die Fähigkeit der Gesellschaft zur Fortführung der Unternehmenstätigkeit zu beurteilen. Des Weiteren hat er die Verantwortung, Sachverhalte in Zusammenhang mit der Fortführung der Unternehmenstätigkeit, sofern einschlägig, anzugeben. Darüber hinaus ist er dafür verantwortlich, auf der Grundlage des Rechnungslegungsgrundsatzes der Fortführung der Unternehmenstätigkeit zu bilanzieren, sofern dem nicht tatsächliche oder rechtliche Gegebenheiten entgegenstehen.

Verantwortung des Abschlussprüfers für die Prüfung des Jahresabschlusses

Unsere Zielsetzung ist, hinreichende Sicherheit darüber zu erlangen, ob der Jahresabschluss als Ganzes frei von wesentlichen falschen Darstellungen aufgrund von dolosen Handlungen oder Irrtümern ist, sowie einen Bestätigungsvermerk zu erteilen, der unser Prüfungsurteil zum Jahresabschluss beinhaltet.

Hinreichende Sicherheit ist ein hohes Maß an Sicherheit, aber keine Garantie dafür, dass eine in Übereinstimmung mit § 317 HGB unter Beachtung der vom Institut der Wirtschaftsprüfer (IDW) festgestellten deutschen Grundsätze ordnungsmäßiger Abschlussprüfung durchgeführte Prüfung eine wesentliche falsche Darstellung stets aufdeckt. Falsche Darstellungen können aus dolosen Handlungen oder Irrtümern resultieren und werden als wesentlich angesehen, wenn vernünftigerweise erwartet werden könnte, dass sie einzeln oder insgesamt die auf der Grundlage dieses Jahresabschlusses getroffenen wirtschaftlichen Entscheidungen von Adressaten beeinflussen.

Während der Prüfung üben wir pflichtgemäßes Ermessen aus und bewahren eine kritische Grundhaltung. Darüber hinaus

- identifizieren und beurteilen wir die Risiken wesentlicher falscher Darstellungen im Jahresabschluss aufgrund von dolosen Handlungen oder Irrtümern, planen und führen Prüfungshandlungen als Reaktion auf diese Risiken durch sowie erlangen Prüfungsnachweise, die ausreichend und geeignet sind, um als Grundlage für unser Prüfungsurteil zu dienen. Das Risiko, dass eine aus dolosen Handlungen resultierende wesentliche falsche Darstellung nicht aufgedeckt wird, ist höher als das Risiko, dass eine aus Irrtümern resultierende wesentliche falsche Darstellung nicht aufgedeckt wird, da dolose Handlungen kollusives Zusammenwirken, Fälschungen, beabsichtigte Unvollständigkeiten, irreführende Darstellungen bzw. das Außerkraftsetzen interner Kontrollen beinhalten können.
- erlangen wir ein Verständnis von den für die Prüfung des Jahresabschlusses relevanten internen Kontrollen, um Prüfungshandlungen zu planen, die unter den Umständen angemessen sind, jedoch nicht mit dem Ziel, ein Prüfungsurteil zur Wirksamkeit der internen Kontrollen der Gesellschaft abzugeben.

- beurteilen wir die Angemessenheit der von dem gesetzlichen Vertreter angewandten Rechnungslegungsmethoden sowie die Vertretbarkeit der von dem gesetzlichen Vertreter dargestellten geschätzten Werte und damit zusammenhängenden Angaben.
- ziehen wir Schlussfolgerungen über die Angemessenheit des von dem gesetzlichen Vertreter angewandten Rechnungslegungsgrundsatzes der Fortführung der Unternehmenstätigkeit sowie, auf der Grundlage der erlangten Prüfungsnachweise, ob eine wesentliche Unsicherheit im Zusammenhang mit Ereignissen oder Gegebenheiten besteht, die bedeutsame Zweifel an der Fähigkeit der Gesellschaft zur Fortführung der Unternehmenstätigkeit aufwerfen können. Falls wir zu dem Schluss kommen, dass eine wesentliche Unsicherheit besteht, sind wir verpflichtet, im Bestätigungsvermerk auf die dazugehörigen Angaben im Jahresabschluss aufmerksam zu machen oder, falls diese Angaben unangemessen sind, unser Prüfungsurteil zu modifizieren. Wir ziehen unsere Schlussfolgerungen auf der Grundlage der bis zum Datum unseres Bestätigungsvermerks erlangten Prüfungsnachweise. Zukünftige Ereignisse oder Gegebenheiten können jedoch dazu führen, dass die Gesellschaft ihre Unternehmenstätigkeit nicht mehr fortführen kann.
- beurteilen wir Darstellung, Aufbau und Inhalt des Jahresabschlusses insgesamt einschließlich der Angaben sowie ob der Jahresabschluss die zugrunde liegenden Geschäftsvorfälle und Ereignisse so darstellt, dass der Jahresabschluss unter Beachtung der deutschen Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens-, Finanz- und Ertragslage der Gesellschaft vermittelt.

Wir erörtern mit den für die Überwachung Verantwortlichen unter anderem den geplanten Umfang und die Zeitplanung der Prüfung sowie bedeutsame Prüfungsfeststellungen, einschließlich etwaiger bedeutsamer Mängel in internen Kontrollen, die wir während unserer Prüfung feststellen.

Köln, den 26. Juni 2025

Rödl & Partner GmbH
Wirtschaftsprüfungsgesellschaft

gez. Stramitzer
Wirtschaftsprüfer

gez. Wendt
Wirtschaftsprüfer

(An dieser Stelle endet die Wiedergabe des Bestätigungsvermerks.)"

Den vorstehenden Prüfungsbericht erstatten wir in Übereinstimmung mit den deutschen gesetzlichen Vorschriften unter Beachtung des IDW Prüfungsstandards: Grundsätze ordnungsmäßiger Erstellung von Prüfungsberichten (IDW PS 450 n.F. (10.2021)).

Eine Verwendung des oben wiedergegebenen Bestätigungsvermerks außerhalb dieses Prüfungsberichts bedarf unserer vorherigen Zustimmung. Bei Veröffentlichungen oder Weitergabe des Jahresabschlusses in einer von der bestätigten Fassung abweichenden Form bedarf es zuvor unserer erneuten Stellungnahme, sofern hierbei unser Bestätigungsvermerk zitiert oder auf unsere Prüfung hingewiesen wird; auf § 328 HGB wird verwiesen.

Köln, den 26. Juni 2025

RÖDL & PARTNER GMBH Wirtschaftsprüfungsgesellschaft – Wirtschafts-prüfungs-gesellschaft – SIEGEL – Zweigniederlassung Köln – * NÜRNBERG *

Rödl & Partner GmbH
Wirtschaftsprüfungsgesellschaft

Qualifiziert elektronisch signiert durch: Peter Stramitzer	Qualifiziert elektronisch signiert durch: Alexander Wendt
E-SIGNATUR	E-SIGNATUR
Stramitzer Wirtschaftsprüfer	Wendt Wirtschaftsprüfer

6. ANLAGEN ZUM PRÜFUNGSBERICHT

6.1 Jahresabschluss und Bestätigungsvermerk

6.1.1 Bilanz zum 31. Dezember 2024

6.1.2 Gewinn- und Verlustrechnung für das Geschäftsjahr vom 1. Januar bis 31. Dezember 2024

6.1.3 Anhang für das Geschäftsjahr vom 1. Januar bis 31. Dezember 2024

6.1.4 Bestätigungsvermerk

6.2 Allgemeine Auftragsbedingungen

6.1.1 Bilanz zum 31. Dezember 2024

planA.earth GmbH, Berlin
Bilanz zum 31. Dezember 2024

AKTIVSEITE	31.12.2024 EUR	Vorjahr EUR
A. ANLAGEVERMÖGEN		
I. Sachanlagen		
andere Anlagen, Betriebs- und Geschäftsausstattung	5.597,00	12.865,45
II. Finanzanlagen		
Anteile an verbundenen Unternehmen	13.239,19	10.675,09
	18.836,19	23.540,54
B. UMLAUFVERMÖGEN		
I. Forderungen und sonstige Vermögensgegenstände		
1. Forderungen aus Lieferungen und Leistungen	677.895,87	315.202,17
2. sonstige Vermögensgegenstände	295.739,41	274.962,47
	973.635,28	590.164,64
II. Guthaben bei Kreditinstituten	3.337.693,29	16.284.575,20
	4.311.328,57	16.874.739,84
C. RECHNUNGSABGRENZUNGSPOSTEN	189.921,68	77.907,09
	4.520.086,44	16.976.187,47

PASSIVSEITE	31.12.2024 EUR	Vorjahr EUR
A. EIGENKAPITAL		
I. Gezeichnetes Kapital	91.292,00	91.292,00
II. Kapitalrücklage	36.135.632,05	36.134.838,05
III. Verlustvortrag	(20.603.439,02)	(11.376.006,15)
IV. Jahresfehlbetrag	(12.832.618,71)	(9.227.432,87)
	2.790.866,32	15.622.691,03
B. RÜCKSTELLUNGEN		
1. Steuerrückstellungen	104.776,34	18.769,57
2. sonstige Rückstellungen	260.052,85	410.731,89
	364.829,19	429.501,46
C. VERBINDLICHKEITEN		
1. Verbindlichkeiten aus Lieferungen und Leistungen	91.410,26	26.560,62
2. Verbindlichkeiten gegenüber verbundenen Unternehmen - davon aus Lieferungen und Leistungen: EUR 143.067,23 (Vj.: EUR 0,00)	143.067,23	0,00
3. sonstige Verbindlichkeiten - davon aus Steuern: EUR 72.154,71 (Vj.: EUR 96.059,50) - davon im Rahmen der sozialen Sicherheit: EUR 16.222,48 (Vj.: EUR 25.297,89)	118.967,19	151.947,39
	353.444,68	178.508,01
D. RECHNUNGSABGRENZUNGSPOSTEN	1.010.946,25	745.486,97
	4.520.086,44	16.976.187,47

U.DS

6.1.2 Gewinn- und Verlustrechnung für das Geschäftsjahr vom 1. Januar bis 31. Dezember 2024

planA.earth GmbH, Berlin
Gewinn- und Verlustrechnung
für das Geschäftsjahr vom 1. Januar bis 31. Dezember 2024

		2024 EUR	Vorjahr EUR
1.	Umsatzerlöse	2.231.516,10	1.917.329,65
2.	sonstige betriebliche Erträge - davon aus Währungsumrechnung: EUR 12.092,43 (Vj.: EUR 5.390,00)	34.328,02	45.029,07
3.	Materialaufwand		
	Aufwendungen für bezogene Leistungen	(2.949.401,71)	(1.839.961,05)
4.	Personalaufwand		
	a) Löhne und Gehälter	(6.389.414,47)	(5.085.317,91)
	b) soziale Abgaben und Aufwendungen für Altersversorgung und für Unterstützung - davon für Altersversorgung: EUR 17.489,43 (Vj.: EUR 10.424,76)	(1.163.720,34)	(880.093,10)
		(7.553.134,81)	(5.965.411,01)
5.	Abschreibungen auf Sachanlagen	(10.265,80)	(8.430,48)
6.	sonstige betriebliche Aufwendungen - davon aus Währungsumrechnung: EUR 11.636,35 (Vj.: EUR 6.184,76)	(4.739.268,67)	(3.377.904,39)
7.	sonstige Zinsen und ähnliche Erträge	207.159,90	1.964,61
8.	Steuern vom Einkommen und vom Ertrag	(53.551,74)	(49,27)
9.	**Ergebnis nach Steuern**	(12.832.618,71)	(9.227.432,87)
10.	**Jahresfehlbetrag**	(12.832.618,71)	(9.227.432,87)

ec20

6.1.3 Anhang für das Geschäftsjahr vom 1. Januar bis 31. Dezember 2024

planA.earth GmbH, Berlin
Anhang für das Geschäftsjahr 2024

I. Allgemeine Angaben

Die Gesellschaft hat ihren Sitz in Berlin und ist im Handelsregister Berlin (Charlottenburg) unter HRB 186096 B unter der Firma planA.earth GmbH eingetragen.

Der vorliegende Jahresabschluss wurde nach den Vorschriften des Handelsgesetzbuches (HGB) sowie nach den einschlägigen Vorschriften des GmbHG aufgestellt. Die Gesellschaft ist eine kleine Kapitalgesellschaft im Sinne des § 267 Abs. 1 HGB.

Die Gliederung der Bilanz und der Gewinn- und Verlustrechnung entspricht den §§ 266 Abs. 2 und 3 sowie 275 Abs. 2 HGB und § 42 GmbHG. Von den Erleichterungsvorschriften des § 288 Abs. 1 HGB wurde teilweise Gebrauch gemacht.

II. Bilanzierungs- und Bewertungsmethoden

Die Erstellung des Jahresabschlusses erfolgte unter der Annahme der Unternehmensfortführung (§ 252 Abs. 1 Nr. 2 HGB). Die Gesellschaft hat im Geschäftsjahr sowie in den Vorjahren noch keine Gewinne erzielt. Es handelt sich um planmäßige Verluste, die sich durch den Markteintritt und das Wachstum des jungen Unternehmens ergeben. Die Gesellschaft ist im Prognosezeitraum von der erfolgreichen Umsetzung des Unternehmenskonzeptes und der Generierung entsprechender Umsatzerlöse sowie der zeitnahen Bereitstellung externer liquider Mittel durch Gesellschafter, Investoren oder öffentlicher Förderinstitute abhängig. Diese Ereignisse und Gegebenheiten zeigen, dass eine wesentliche Unsicherheit besteht, die bedeutsame Zweifel an der Fähigkeit der Gesellschaft zur Fortführung der Unternehmenstätigkeit aufwerfen kann und die ein bestandsgefährdendes Risiko im Sinne des § 322 Abs. 2 Satz 3 HGB darstellt.

Das Sachanlagevermögen wird zu Anschaffungskosten, vermindert um planmäßige nutzungsbedingte Abschreibungen, angesetzt. Die Abschreibungen erfolgen über die betriebsgewöhnliche Nutzungsdauer und werden nach der linearen Methode vorgenommen.

Die Anschaffungs- oder Herstellungskosten für geringwertige Wirtschaftsgüter im Berichtsjahr mit einem Wert von EUR 250,00 bis zu EUR 800,00 wurden im Jahr der Anschaffung oder Herstellung vollständig in Abzug gebracht.

Finanzanlagen werden zu Anschaffungskosten angesetzt. Sofern notwendig, erfolgt eine Abschreibung auf den niedrigeren beizulegenden Zeitwert.

Forderungen und sonstige Vermögensgegenstände sind zum Nennwert bzw. ihrem niedrigeren beizulegendem Wert am Bilanzstichtag bewertet.

Guthaben bei Kreditinstituten sind mit dem Nennwert angesetzt.

Rechnungsabgrenzungsposten werden aktiviert bzw. passiviert, soweit Ausgaben bzw. Einnahmen vor dem Abschlussstichtag Aufwand bzw. Ertrag für einen bestimmten Zeitraum nach diesem Tag betreffen.

Das gezeichnete Kapital ist zum Nennbetrag angesetzt.

Die Rückstellungen berücksichtigen alle erkennbaren Risiken und ungewissen Verpflichtungen und wurden mit dem nach vernünftiger kaufmännischer Beurteilung notwendigen Erfüllungsbetrag angesetzt.

Verbindlichkeiten sind mit ihrem Erfüllungsbetrag angesetzt.

III. Sonstige Angaben

Laufzeit Verbindlichkeiten

Sämtliche Verbindlichkeiten haben eine Laufzeit bis zu einem Jahr.

Nicht bilanzierte sonstige finanzielle Verpflichtungen

Die sonstigen finanziellen Verpflichtungen aus langfristigen Mietverhältnissen betragen ca. TEUR 573 und sind vollständig innerhalb eines Jahres fällig.

Name der Geschäftsführerin

Lubomila Jordanova, Berlin

Durchschnittliche Zahl der während des Geschäftsjahrs beschäftigten Arbeitnehmer

Die durchschnittliche Anzahl der während des Geschäftsjahrs beschäftigten Arbeitnehmer belief sich auf 83 (Vorjahr: 78).

Berlin, 31.05.2025

Lubomila Jordanova
- Geschäftsführerin -

6.1.4 BESTÄTIGUNGSVERMERK

Bestätigungsvermerk des unabhängigen Abschlussprüfers

An die planA.earth GmbH, Berlin:

Prüfungsurteil

Wir haben den Jahresabschluss der planA.earth GmbH, Berlin, – bestehend aus der Bilanz zum 31. Dezember 2024 und der Gewinn- und Verlustrechnung für das Geschäftsjahr vom 1. Januar bis zum 31. Dezember 2024 sowie dem Anhang, einschließlich der Darstellung der Bilanzierungs- und Bewertungsmethoden – geprüft.

Nach unserer Beurteilung aufgrund der bei der Prüfung gewonnenen Erkenntnisse entspricht der beigefügte Jahresabschluss in allen wesentlichen Belangen den deutschen, für Kapitalgesellschaften geltenden handelsrechtlichen Vorschriften und vermittelt unter Beachtung der deutschen Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens- und Finanzlage der Gesellschaft zum 31. Dezember 2024 sowie ihrer Ertragslage für das Geschäftsjahr vom 1. Januar bis zum 31. Dezember 2024.

Gemäß § 322 Abs. 3 Satz 1 HGB erklären wir, dass unsere Prüfung zu keinen Einwendungen gegen die Ordnungsmäßigkeit des Jahresabschlusses geführt hat.

Grundlage für das Prüfungsurteil

Wir haben unsere Prüfung des Jahresabschlusses in Übereinstimmung mit § 317 HGB unter Beachtung der vom Institut der Wirtschaftsprüfer (IDW) festgestellten deutschen Grundsätze ordnungsmäßiger Abschlussprüfung durchgeführt. Unsere Verantwortung nach diesen Vorschriften und Grundsätzen ist im Abschnitt „Verantwortung des Abschlussprüfers für die Prüfung des Jahresabschlusses" unseres Bestätigungsvermerks weitergehend beschrieben. Wir sind von dem Unternehmen unabhängig in Übereinstimmung mit den deutschen handelsrechtlichen und berufsrechtlichen Vorschriften und haben unsere sonstigen deutschen Berufspflichten in Übereinstimmung mit diesen Anforderungen erfüllt. Wir sind der Auffassung, dass die von uns erlangten Prüfungsnachweise ausreichend und geeignet sind, um als Grundlage für unser Prüfungsurteil zum Jahresabschluss zu dienen.

Wesentliche Unsicherheit im Zusammenhang mit der Fortführung der Unternehmenstätigkeit

Wir verweisen auf die Angabe II. Bilanzierungs- und Bewertungsmethoden im Anhang, in der der gesetzliche Vertreter beschreibt, dass bisher keine Gewinne erzielt wurden und die Gesellschaft durch Gesellschafterbeiträge finanziert wird. Es handelt sich um planmäßige Verluste, die sich durch den Markteintritt und das Wachstum des jungen Unternehmens ergeben. Die Gesellschaft ist im Prognosezeitraum von der erfolgreichen Umsetzung des Unternehmenskonzeptes und der Generierung entsprechender Umsatzerlöse sowie der zeitnahen Bereitstellung externer liquider Mittel durch Gesellschafter, Investoren oder öffentlicher Förderinstitute abhängig. Wie in der Angabe dargelegt, zeigen diese Ereignisse und Gegebenheiten, dass eine wesentliche Unsicherheit besteht, die bedeutsame Zweifel an der Fähigkeit der Gesellschaft zur Fortführung der Unternehmenstätigkeit aufwerfen kann und die ein bestandsgefährdendes Risiko im Sinne des § 322 Abs. 2 Satz 3 HGB darstellt. Unser Prüfungsurteil zum Jahresabschluss ist bezüglich dieses Sachverhalts nicht modifiziert.

Verantwortung des gesetzlichen Vertreters für den Jahresabschluss

Der gesetzliche Vertreter ist verantwortlich für die Aufstellung des Jahresabschlusses, der den deutschen, für Kapitalgesellschaften geltenden handelsrechtlichen Vorschriften in allen wesentlichen Belangen entspricht, und dafür, dass der Jahresabschluss unter Beachtung der deutschen Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens-, Finanz- und Ertragslage der Gesellschaft vermittelt. Ferner ist der gesetzliche Vertreter verantwortlich für die internen Kontrollen, die er in Übereinstimmung mit den deutschen Grundsätzen ordnungsmäßiger Buchführung als notwendig bestimmt hat, um die Aufstellung eines Jahresabschlusses zu ermöglichen, der frei von wesentlichen falschen Darstellungen aufgrund von dolosen Handlungen (d.h. Manipulationen der Rechnungslegung und Vermögensschädigungen) oder Irrtümern ist.

Bei der Aufstellung des Jahresabschlusses ist der gesetzliche Vertreter dafür verantwortlich, die Fähigkeit der Gesellschaft zur Fortführung der Unternehmenstätigkeit zu beurteilen. Des Weiteren hat er die Verantwortung, Sachverhalte in Zusammenhang mit der Fortführung der Unternehmenstätigkeit, sofern einschlägig, anzugeben. Darüber hinaus ist er dafür verantwortlich, auf der Grundlage des Rechnungslegungsgrundsatzes der Fortführung der Unternehmenstätigkeit zu bilanzieren, sofern dem nicht tatsächliche oder rechtliche Gegebenheiten entgegenstehen.

Verantwortung des Abschlussprüfers für die Prüfung des Jahresabschlusses

Unsere Zielsetzung ist, hinreichende Sicherheit darüber zu erlangen, ob der Jahresabschluss als Ganzes frei von wesentlichen falschen Darstellungen aufgrund von dolosen Handlungen oder Irrtümern ist, sowie einen Bestätigungsvermerk zu erteilen, der unser Prüfungsurteil zum Jahresabschluss beinhaltet.

Hinreichende Sicherheit ist ein hohes Maß an Sicherheit, aber keine Garantie dafür, dass eine in Übereinstimmung mit § 317 HGB unter Beachtung der vom Institut der Wirtschaftsprüfer (IDW) festgestellten deutschen Grundsätze ordnungsmäßiger Abschlussprüfung durchgeführte Prüfung eine wesentliche falsche Darstellung stets aufdeckt. Falsche Darstellungen können aus dolosen Handlungen oder Irrtümern resultieren und werden als wesentlich angesehen, wenn vernünftigerweise erwartet werden könnte, dass sie einzeln oder insgesamt die auf der Grundlage dieses Jahresabschlusses getroffenen wirtschaftlichen Entscheidungen von Adressaten beeinflussen.

Während der Prüfung üben wir pflichtgemäßes Ermessen aus und bewahren eine kritische Grundhaltung. Darüber hinaus

- identifizieren und beurteilen wir die Risiken wesentlicher falscher Darstellungen im Jahresabschluss aufgrund von dolosen Handlungen oder Irrtümern, planen und führen Prüfungshandlungen als Reaktion auf diese Risiken durch sowie erlangen Prüfungsnachweise, die ausreichend und geeignet sind, um als Grundlage für unser Prüfungsurteil zu dienen. Das Risiko, dass eine aus dolosen Handlungen resultierende wesentliche falsche Darstellung nicht aufgedeckt wird, ist höher als das Risiko, dass eine aus Irrtümern resultierende wesentliche falsche Darstellung nicht aufgedeckt wird, da dolose Handlungen kollusives Zusammenwirken, Fälschungen, beabsichtigte Unvollständigkeiten, irreführende Darstellungen bzw. das Außerkraftsetzen interner Kontrollen beinhalten können.
- erlangen wir ein Verständnis von den für die Prüfung des Jahresabschlusses relevanten internen Kontrollen, um Prüfungshandlungen zu planen, die unter den Umständen angemessen sind, jedoch nicht mit dem Ziel, ein Prüfungsurteil zur Wirksamkeit der internen Kontrollen der Gesellschaft abzugeben.

- beurteilen wir die Angemessenheit der von dem gesetzlichen Vertreter angewandten Rechnungslegungsmethoden sowie die Vertretbarkeit der von dem gesetzlichen Vertreter dargestellten geschätzten Werte und damit zusammenhängenden Angaben.
- ziehen wir Schlussfolgerungen über die Angemessenheit des von dem gesetzlichen Vertreter angewandten Rechnungslegungsgrundsatzes der Fortführung der Unternehmenstätigkeit sowie, auf der Grundlage der erlangten Prüfungsnachweise, ob eine wesentliche Unsicherheit im Zusammenhang mit Ereignissen oder Gegebenheiten besteht, die bedeutsame Zweifel an der Fähigkeit der Gesellschaft zur Fortführung der Unternehmenstätigkeit aufwerfen können. Falls wir zu dem Schluss kommen, dass eine wesentliche Unsicherheit besteht, sind wir verpflichtet, im Bestätigungsvermerk auf die dazugehörigen Angaben im Jahresabschluss aufmerksam zu machen oder, falls diese Angaben unangemessen sind, unser Prüfungsurteil zu modifizieren. Wir ziehen unsere Schlussfolgerungen auf der Grundlage der bis zum Datum unseres Bestätigungsvermerks erlangten Prüfungsnachweise. Zukünftige Ereignisse oder Gegebenheiten können jedoch dazu führen, dass die Gesellschaft ihre Unternehmenstätigkeit nicht mehr fortführen kann.
- beurteilen wir Darstellung, Aufbau und Inhalt des Jahresabschlusses insgesamt einschließlich der Angaben sowie ob der Jahresabschluss die zugrunde liegenden Geschäftsvorfälle und Ereignisse so darstellt, dass der Jahresabschluss unter Beachtung der deutschen Grundsätze ordnungsmäßiger Buchführung ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens-, Finanz- und Ertragslage der Gesellschaft vermittelt.

Wir erörtern mit den für die Überwachung Verantwortlichen unter anderem den geplanten Umfang und die Zeitplanung der Prüfung sowie bedeutsame Prüfungsfeststellungen, einschließlich etwaiger bedeutsamer Mängel in internen Kontrollen, die wir während unserer Prüfung feststellen.

Köln, den 26. Juni 2025

RÖDL & PARTNER GMBH Wirtschaftsprüfungsgesellschaft Wirtschafts-prüfungs-gesellschaft SIEGEL Zweigniederlassung Köln * NÜRNBERG *

Rödl & Partner GmbH
Wirtschaftsprüfungsgesellschaft

Qualifiziert elektronisch signiert durch: Peter Stramitzer	Qualifiziert elektronisch signiert durch: Alexander Wendt
E-SIGNATUR	E-SIGNATUR
Stramitzer Wirtschaftsprüfer	Wendt Wirtschaftsprüfer

6.2 Allgemeine Auftragsbedingungen

Allgemeine Auftragsbedingungen

für

Wirtschaftsprüferinnen, Wirtschaftsprüfer und Wirtschaftsprüfungsgesellschaften

vom 1. Januar 2024

1. Geltungsbereich

(1) Die Auftragsbedingungen gelten für Verträge zwischen Wirtschaftsprüferinnen, Wirtschaftsprüfern oder Wirtschaftsprüfungsgesellschaften (im Nachstehenden zusammenfassend „Wirtschaftsprüfer" genannt) und ihren Auftraggebern über Prüfungen, Steuerberatung, Beratungen in wirtschaftlichen Angelegenheiten und sonstige Aufträge, soweit nicht etwas anderes ausdrücklich in Textform vereinbart oder gesetzlich zwingend vorgeschrieben ist.

(2) Dritte können nur dann Ansprüche aus dem Vertrag zwischen Wirtschaftsprüfer und Auftraggeber herleiten, wenn dies vereinbart ist oder sich aus zwingenden gesetzlichen Regelungen ergibt. Im Hinblick auf solche Ansprüche gelten diese Auftragsbedingungen auch diesen Dritten gegenüber. Einreden und Einwendungen aus dem Vertragsverhältnis mit dem Auftraggeber stehen dem Wirtschaftsprüfer auch gegenüber Dritten zu.

2. Umfang und Ausführung des Auftrags

(1) Gegenstand des Auftrags ist die vereinbarte Leistung, nicht ein bestimmter wirtschaftlicher Erfolg. Der Auftrag wird nach den Grundsätzen ordnungsmäßiger Berufsausübung ausgeführt. Der Wirtschaftsprüfer übernimmt im Zusammenhang mit seinen Leistungen keine Aufgaben der Geschäftsführung. Der Wirtschaftsprüfer ist für die Nutzung oder Umsetzung der Ergebnisse seiner Leistungen nicht verantwortlich. Der Wirtschaftsprüfer ist berechtigt, sich zur Durchführung des Auftrags sachverständiger Personen zu bedienen.

(2) Die Berücksichtigung ausländischen Rechts bedarf – außer bei betriebswirtschaftlichen Prüfungen – der ausdrücklichen Vereinbarung in Textform.

(3) Ändert sich die Sach- oder Rechtslage nach Abgabe der abschließenden beruflichen Äußerung, so ist der Wirtschaftsprüfer nicht verpflichtet, den Auftraggeber auf Änderungen oder sich daraus ergebende Folgerungen hinzuweisen.

3. Mitwirkungspflichten des Auftraggebers

(1) Der Auftraggeber hat dafür zu sorgen, dass dem Wirtschaftsprüfer alle für die Ausführung des Auftrags notwendigen Unterlagen und weiteren Informationen rechtzeitig übermittelt werden und ihm von allen Vorgängen und Umständen Kenntnis gegeben wird, die für die Ausführung des Auftrags von Bedeutung sein können. Dies gilt auch für die Unterlagen und weiteren Informationen, Vorgänge und Umstände, die erst während der Tätigkeit des Wirtschaftsprüfers bekannt werden. Der Auftraggeber wird dem Wirtschaftsprüfer geeignete Auskunftspersonen benennen.

(2) Auf Verlangen des Wirtschaftsprüfers hat der Auftraggeber die Vollständigkeit der vorgelegten Unterlagen und der weiteren Informationen sowie der gegebenen Auskünfte und Erklärungen in einer vom Wirtschaftsprüfer formulierten Erklärung in gesetzlicher Schriftform oder einer sonstigen vom Wirtschaftsprüfer bestimmten Form zu bestätigen.

4. Sicherung der Unabhängigkeit

(1) Der Auftraggeber hat alles zu unterlassen, was die Unabhängigkeit der Mitarbeiter des Wirtschaftsprüfers gefährdet. Dies gilt für die Dauer des Auftragsverhältnisses insbesondere für Angebote auf Anstellung oder Übernahme von Organfunktionen und für Angebote, Aufträge auf eigene Rechnung zu übernehmen.

(2) Sollte die Durchführung des Auftrags die Unabhängigkeit des Wirtschaftsprüfers, die der mit ihm verbundenen Unternehmen, seiner Netzwerkunternehmen oder solcher mit ihm assoziierten Unternehmen, auf die die Unabhängigkeitsvorschriften in gleicher Weise Anwendung finden wie auf den Wirtschaftsprüfer, in anderen Auftragsverhältnissen beeinträchtigen, ist der Wirtschaftsprüfer zur außerordentlichen Kündigung des Auftrags berechtigt.

5. Berichterstattung und mündliche Auskünfte

Soweit der Wirtschaftsprüfer Ergebnisse im Rahmen der Bearbeitung des Auftrags in gesetzlicher Schriftform oder Textform darzustellen hat, ist allein diese Darstellung maßgebend. Entwürfe solcher Darstellungen sind unverbindlich. Sofern nicht anders gesetzlich vorgesehen oder vertraglich vereinbart, sind mündliche Erklärungen und Auskünfte des Wirtschaftsprüfers nur dann verbindlich, wenn sie in Textform bestätigt werden. Erklärungen und Auskünfte des Wirtschaftsprüfers außerhalb des erteilten Auftrags sind stets unverbindlich.

6. Weitergabe einer beruflichen Äußerung des Wirtschaftsprüfers

(1) Die Weitergabe beruflicher Äußerungen des Wirtschaftsprüfers (Arbeitsergebnisse oder Auszüge von Arbeitsergebnissen – sei es im Entwurf oder in der Endfassung) oder die Information über das Tätigwerden des Wirtschaftsprüfers für den Auftraggeber an einen Dritten bedarf der in Textform erteilten Zustimmung des Wirtschaftsprüfers, es sei denn, der Auftraggeber ist zur Weitergabe oder Information aufgrund eines Gesetzes oder einer behördlichen Anordnung verpflichtet.

(2) Die Verwendung beruflicher Äußerungen des Wirtschaftsprüfers und die Information über das Tätigwerden des Wirtschaftsprüfers für den Auftraggeber zu Werbezwecken durch den Auftraggeber sind unzulässig.

7. Mängelbeseitigung

(1) Bei etwaigen Mängeln hat der Auftraggeber Anspruch auf Nacherfüllung durch den Wirtschaftsprüfer. Nur bei Fehlschlagen, Unterlassen bzw. unberechtigter Verweigerung, Unzumutbarkeit oder Unmöglichkeit der Nacherfüllung kann er die Vergütung mindern oder vom Vertrag zurücktreten; ist der Auftrag nicht von einem Verbraucher erteilt worden, so kann der Auftraggeber wegen eines Mangels nur dann vom Vertrag zurücktreten, wenn die erbrachte Leistung wegen Fehlschlagens, Unterlassung, Unzumutbarkeit oder Unmöglichkeit der Nacherfüllung für ihn ohne Interesse ist. Soweit darüber hinaus Schadensersatzansprüche bestehen, gilt Nr. 9.

(2) Ein Nacherfüllungsanspruch aus Abs. 1 muss vom Auftraggeber unverzüglich in Textform geltend gemacht werden. Nacherfüllungsansprüche nach Abs. 1, die nicht auf einer vorsätzlichen Handlung beruhen, verjähren nach Ablauf eines Jahres ab dem gesetzlichen Verjährungsbeginn.

(3) Offenbare Unrichtigkeiten, wie z.B. Schreibfehler, Rechenfehler und formelle Mängel, die in einer beruflichen Äußerung (Bericht, Gutachten und dgl.) des Wirtschaftsprüfers enthalten sind, können jederzeit vom Wirtschaftsprüfer auch Dritten gegenüber berichtigt werden. Unrichtigkeiten, die geeignet sind, in der beruflichen Äußerung des Wirtschaftsprüfers enthaltene Ergebnisse infrage zu stellen, berechtigen diesen, die Äußerung auch Dritten gegenüber zurückzunehmen. In den vorgenannten Fällen ist der Auftraggeber vom Wirtschaftsprüfer tunlichst vorher zu hören.

8. Schweigepflicht gegenüber Dritten, Datenschutz

(1) Der Wirtschaftsprüfer ist nach Maßgabe der Gesetze (§ 323 Abs. 1 HGB, § 43 WPO, § 203 StGB) verpflichtet, über Tatsachen und Umstände, die ihm bei seiner Berufstätigkeit anvertraut oder bekannt werden, Stillschweigen zu bewahren, es sei denn, dass der Auftraggeber ihn von dieser Schweigepflicht entbindet.

(2) Der Wirtschaftsprüfer wird bei der Verarbeitung von personenbezogenen Daten die nationalen und europarechtlichen Regelungen zum Datenschutz beachten.

9. Haftung

(1) Für gesetzlich vorgeschriebene Leistungen des Wirtschaftsprüfers, insbesondere Prüfungen, gelten die jeweils anzuwendenden gesetzlichen Haftungsbeschränkungen, insbesondere die Haftungsbeschränkung des § 323 Abs. 2 HGB.

(2) Sofern weder eine gesetzliche Haftungsbeschränkung Anwendung findet noch eine einzelvertragliche Haftungsbeschränkung besteht, ist der Anspruch des Auftraggebers aus dem zwischen ihm und dem Wirtschaftsprüfer bestehenden Vertragsverhältnis auf Ersatz eines fahrlässig verursachten Schadens, mit Ausnahme von Schäden aus der Verletzung von Leben, Körper und Gesundheit sowie von Schäden, die eine Ersatzpflicht des Herstellers nach § 1 ProdHaftG begründen, gemäß § 54a Abs. 1 Nr. 2 WPO auf 4 Mio. € beschränkt. Gleiches gilt für Ansprüche, die Dritte aus oder im Zusammenhang mit dem Vertragsverhältnis gegenüber dem Wirtschaftsprüfer geltend machen.

(3) Leiten mehrere Anspruchsteller aus dem mit dem Wirtschaftsprüfer bestehenden Vertragsverhältnis Ansprüche aus einer fahrlässigen Pflichtverletzung des Wirtschaftsprüfers her, gilt der in Abs. 2 genannte Höchstbetrag für die betreffenden Ansprüche aller Anspruchsteller insgesamt.

(4) Der Höchstbetrag nach Abs. 2 bezieht sich auf einen einzelnen Schadensfall. Ein einzelner Schadensfall ist auch bezüglich eines aus mehreren Pflichtverletzungen stammenden einheitlichen Schadens gegeben. Der einzelne Schadensfall umfasst sämtliche Folgen einer Pflichtverletzung ohne Rücksicht darauf, ob Schäden in einem oder in mehreren aufeinanderfolgenden Jahren entstanden sind. Dabei gilt mehrfaches auf gleicher oder gleichartiger Fehlerquelle beruhendes Tun oder Unterlassen als einheitliche Pflichtverletzung, wenn die betreffenden Angelegenheiten miteinander in rechtlichem oder wirtschaftlichem Zusammenhang stehen. In diesem Fall kann der Wirtschaftsprüfer nur bis zur Höhe von 5 Mio. € in Anspruch genommen werden.

(5) Ein Schadensersatzanspruch erlischt, wenn nicht innerhalb von sechs Monaten nach der in Textform erklärten Ablehnung der Ersatzleistung Klage erhoben wird und der Auftraggeber auf diese Folge hingewiesen wurde. Dies gilt nicht für Schadensersatzansprüche, die auf vorsätzliches Verhalten zurückzuführen sind, sowie bei einer schuldhaften Verletzung von Leben, Körper oder Gesundheit sowie bei Schäden, die eine Ersatzpflicht des Herstellers nach § 1 ProdHaftG begründen. Das Recht, die Einrede der Verjährung geltend zu machen, bleibt unberührt.

(6) § 323 HGB bleibt von den Regelungen in Abs. 2 bis 5 unberührt.

10. Ergänzende Bestimmungen für Prüfungsaufträge

(1) Ändert der Auftraggeber nachträglich den durch den Wirtschaftsprüfer geprüften und mit einem Bestätigungsvermerk versehenen Abschluss oder Lagebericht, darf er diesen Bestätigungsvermerk nicht weiterverwenden.

Hat der Wirtschaftsprüfer einen Bestätigungsvermerk nicht erteilt, so ist ein Hinweis auf die durch den Wirtschaftsprüfer durchgeführte Prüfung im Lagebericht oder an anderer für die Öffentlichkeit bestimmter Stelle nur mit in gesetzlicher Schriftform erteilter Einwilligung des Wirtschaftsprüfers und mit dem von ihm genehmigten Wortlaut zulässig.

(2) Widerruft der Wirtschaftsprüfer den Bestätigungsvermerk, so darf der Bestätigungsvermerk nicht weiterverwendet werden. Hat der Auftraggeber den Bestätigungsvermerk bereits verwendet, so hat er auf Verlangen des Wirtschaftsprüfers den Widerruf bekanntzugeben.

(3) Der Auftraggeber hat Anspruch auf fünf Berichtsausfertigungen. Weitere Ausfertigungen werden besonders in Rechnung gestellt.

11. Ergänzende Bestimmungen für Hilfeleistung in Steuersachen

(1) Der Wirtschaftsprüfer ist berechtigt, sowohl bei der Beratung in steuerlichen Einzelfragen als auch im Falle der Dauerberatung die vom Auftraggeber genannten Tatsachen, insbesondere Zahlenangaben, als richtig und vollständig zugrunde zu legen; dies gilt auch für Buchführungsaufträge. Er hat jedoch den Auftraggeber auf von ihm festgestellte wesentliche Unrichtigkeiten hinzuweisen.

(2) Der Steuerberatungsauftrag umfasst nicht die zur Wahrung von Fristen erforderlichen Handlungen, es sei denn, dass der Wirtschaftsprüfer hierzu ausdrücklich den Auftrag übernommen hat. In diesem Fall hat der Auftraggeber dem Wirtschaftsprüfer alle für die Wahrung von Fristen wesentlichen Unterlagen, insbesondere Steuerbescheide, so rechtzeitig vorzulegen, dass dem Wirtschaftsprüfer eine angemessene Bearbeitungszeit zur Verfügung steht.

(3) Mangels einer anderweitigen Vereinbarung in Textform umfasst die laufende Steuerberatung folgende, in die Vertragsdauer fallenden Tätigkeiten:

a) Ausarbeitung und elektronische Übermittlung der Jahressteuererklärungen, einschließlich E-Bilanzen, für die Einkommensteuer, Körperschaftsteuer und Gewerbesteuer, und zwar auf Grund der vom Auftraggeber vorzulegenden Jahresabschlüsse und sonstiger für die Besteuerung erforderlichen Aufstellungen und Nachweise
b) Nachprüfung von Steuerbescheiden zu den unter a) genannten Steuern
c) Verhandlungen mit den Finanzbehörden im Zusammenhang mit den unter a) und b) genannten Erklärungen und Bescheiden
d) Mitwirkung bei Betriebsprüfungen und Auswertung der Ergebnisse von Betriebsprüfungen hinsichtlich der unter a) genannten Steuern
e) Mitwirkung in Einspruchs- und Beschwerdeverfahren hinsichtlich der unter a) genannten Steuern.

Der Wirtschaftsprüfer berücksichtigt bei den vorgenannten Aufgaben die wesentliche veröffentlichte Rechtsprechung und Verwaltungsauffassung.

(4) Erhält der Wirtschaftsprüfer für die laufende Steuerberatung ein Pauschalhonorar, so sind mangels anderweitiger Vereinbarungen in Textform die unter Abs. 3 Buchst. d) und e) genannten Tätigkeiten gesondert zu honorieren.

(5) Sofern der Wirtschaftsprüfer auch Steuerberater ist und die Steuerberatervergütungsverordnung für die Bemessung der Vergütung anzuwenden ist, kann eine höhere oder niedrigere als die gesetzliche Vergütung in Textform vereinbart werden.

(6) Die Bearbeitung besonderer Einzelfragen der Einkommensteuer, Körperschaftsteuer, Gewerbesteuer und Einheitsbewertung sowie aller Fragen der Umsatzsteuer, Lohnsteuer, sonstigen Steuern und Abgaben erfolgt auf Grund eines besonderen Auftrags. Dies gilt auch für

a) die Bearbeitung einmalig anfallender Steuerangelegenheiten, z.B. auf dem Gebiet der Erbschaftsteuer und Grunderwerbsteuer,
b) die Mitwirkung und Vertretung in Verfahren vor den Gerichten der Finanz- und der Verwaltungsgerichtsbarkeit sowie in Steuerstrafsachen,
c) die beratende und gutachtliche Tätigkeit im Zusammenhang mit Umwandlungen, Kapitalerhöhung und -herabsetzung, Sanierung, Eintritt und Ausscheiden eines Gesellschafters, Betriebsveräußerung, Liquidation und dergleichen und
d) die Unterstützung bei der Erfüllung von Anzeige- und Dokumentationspflichten.

(7) Soweit auch die Ausarbeitung der Umsatzsteuerjahreserklärung als zusätzliche Tätigkeit übernommen wird, gehört dazu nicht die Überprüfung etwaiger besonderer buchmäßiger Voraussetzungen sowie die Frage, ob alle in Betracht kommenden umsatzsteuerrechtlichen Vergünstigungen wahrgenommen worden sind. Eine Gewähr für die vollständige Erfassung der Unterlagen zur Geltendmachung des Vorsteuerabzugs wird nicht übernommen.

12. Elektronische Kommunikation

Die Kommunikation zwischen dem Wirtschaftsprüfer und dem Auftraggeber kann auch per E-Mail erfolgen. Soweit der Auftraggeber eine Kommunikation per E-Mail nicht wünscht oder besondere Sicherheitsanforderungen stellt, wie etwa die Verschlüsselung von E-Mails, wird der Auftraggeber den Wirtschaftsprüfer entsprechend in Textform informieren.

13. Vergütung

(1) Der Wirtschaftsprüfer hat neben seiner Gebühren- oder Honorarforderung Anspruch auf Erstattung seiner Auslagen; die Umsatzsteuer wird zusätzlich berechnet. Er kann angemessene Vorschüsse auf Vergütung und Auslagenersatz verlangen und die Auslieferung seiner Leistung von der vollen Befriedigung seiner Ansprüche abhängig machen. Mehrere Auftraggeber haften als Gesamtschuldner.

(2) Ist der Auftraggeber kein Verbraucher, so ist eine Aufrechnung gegen Forderungen des Wirtschaftsprüfers auf Vergütung und Auslagenersatz nur mit unbestrittenen oder rechtskräftig festgestellten Forderungen zulässig.

14. Streitschlichtungen

Der Wirtschaftsprüfer ist nicht bereit, an Streitbeilegungsverfahren vor einer Verbraucherschlichtungsstelle im Sinne des § 2 des Verbraucherstreitbeilegungsgesetzes teilzunehmen.

15. Anzuwendendes Recht

Für den Auftrag, seine Durchführung und die sich hieraus ergebenden Ansprüche gilt nur deutsches Recht.

TREE
PARTNERS
ADVISORY

Annual accounts 2024

Exercise from 01/01/2024 to 31/12/2024

PLANA.EARTH SAS

24 RUE DE MOGADOR
75009 PARIS

Registration number: 918.475.930

Legal form: SAS

VAT number: FR18918475930

TREE PARTNERS ADVISORY

SAS with capital of 3000 Euros - SIREN: 899226625

29 RUE DU COLISEE, 75008 PARIS 8

Phone: 0181705772 - www.treepartners.eu

Summary

Balance sheet 3

Income statement 6

Accounts details 9

Detailed Balance Sheet — Active 10

Detailed Balance Sheet — Passive 11

Detailed Income Statement 12

CIT Return 15

Balance sheet

Assets balance sheet

		31/12/2024		
		Gross	Amort.	Net
	Uncalled committed capital (I)			
FIXED ASSETS	**INTANGIBLE ASSETS**			
	Administration fees			
	Expenses Research and development			
	Concessions, patents, licenses, trademarks, ...			
	Goodwill			
	Other intangible assets			
	Advances and deposits			
	TANGIBLE ASSETS			
	grounds			
	constructions			
	Plant, equipment and tooling			
	Other tangible assets	1,519	506	1,013
	investments in progress			
	Advances and deposits			
	FINANCIAL ASSETS			
	participations			
	Receivables related to equity investments			
	Other investments			
	loans			
	Other financial assets	3,754		3,754
	TOTAL FIXED ASSETS (II)	**5,273**	**506**	**4,767**
CURRENT ASSETS	**INVENTORIES AND WORK IN PROGRESS**			
	Raw materials			
	In-progress (goods and services)			
	intermediate and finished products			
	Merchandise			
	Advances and prepayments on orders			
	RECEIVABLES			
	Trade accounts receivable	3,232,372		3,232,372
	Other trade accounts	70,556		70,556
	Subscribed capital called but not paid			
	MARKETABLE SECURITIES			
	Treasury shares			
	Other titles and instruments cash			
	AVAILABILITY	34,883		34,883
	PREPAID EXPENSE			
	TOTAL CURRENT ASSETS (III)	**3,337,811**		**3,337,811**
	Deferred expenses over several years (IV)			
	Redemption premiums on bonds (V)			
	Conversion differences (VI)			
TOTAL CURRENT (I + II + III + IV + V + VI)		3,343,084	506	3,342,577

Passive balance

		31/12/2024 Net
SHAREHOLDERS' EQUITY	Capital	5,000
	Issue premiums, merger, contribution	
	Revaluation increases	
	Goodwill equivalence	
	STOCKS	
	Legal reserve	
	Statutory reserves or contractual	
	regulated reserves	
	unavailable reserves	
	Other reserves	
	Retained earnings	-1,341,780
	Year profit	1,402,449
	Investment grants	
	Regulated provisions	
	TOTAL EQUITY	**65,668**
OTHER EQUITY	Product equities emissions	
	conditional advances	
	TOTAL OTHER EQUITY (I BIS)	
PROV.	Risk provisions	
	Provisions for expenses	
	TOTAL PROVISIONS (II)	
DEBTS	Convertible bonds	
	Other bonds	
	Borrowings from credit institutions	
	Loans and other borrowings	
	Advances received on contracts in progress	
	Trade payables and related accounts	38,577
	Social and tax debts	111,041
	Debts on fixed assets and accounts piecing	
	Other debts	3,127,291
	Deferrals	
	TOTAL DEBTS (III)	**3,276,909**
	Passive conversion differences (IV)	
TOTAL PASSIVE (I+I BIS+II+III+IV)		3,342,577

Income statement

Income Statement

		31/12/2024
		Net
REVENUES	Sales of goods	
	Production sold of goods	
	Production sold of services	3,232,372
	NET REVENUE	**3,232,372**
	Stocked production	
	Immobilised production	
	Operating grants	
	Reversals of provisions, depreciation and amortization expense transfers	
	Others products	10
	TOTAL REVENUES (I)	**3,232,382**
OPERATING EXPENSES	Purchases of goods	
	Change in inventories of goods	
	Raw material purchases and other supplies	
	Change in inventories of raw materials, supplies and other materials	
	Other purchases and external expenses	233,838
	Taxes other and payments	16,617
	Salaries and treatments	1,084,820
	social security costs	441,332
	Depreciation, amortization and provisions	506
	On fixed assets: Depreciation	
	Current assets: provision charge	
	For liabilities and charges: provisions	
	Other expenses	185
	TOTAL OPERATING EXPENSES (II)	**1,777,298**
OPERATING PROFIT (I - II)		**1,455,085**
QUOTES SHARE OF EARNINGS ON JOINT OPERATIONS		
Attribute benefit or transferred loss (III)		
Loss incurred or profit transferred (IV)		
FINANCIAL INCOME	holdings	
	Other securities and receivables of fixed assets	
	Other interests and similar products	
	Reversals of provisions and expense transfers	
	Foreign exchange gains	
	Net gains on sales of investment securities	
	TOTAL FINANCIAL INCOME (V)	
FINANCIAL EXPENSES	Depreciation, amortization and provisions	
	Interest expense	
	Foreign exchange losses	
	Net expenses on sales of investment securities	
	TOTAL FINANCIAL EXPENSES (VI)	
FINANCIAL RESULT (V - VI)		

		31/12/2024
		Net
	PROFIT BEFORE TAXES (III + III - IV + V - VI)	**1,455,085**
EXTRA. INCOME	On operating	
	On capital transactions	
	Reversals of provisions and expense transfers	
	TOTAL EXTRAORDINARY INCOME (VII)	
EXTRA. CHARGES	On operating	
	On capital transactions	
	Depreciation, amortization and provisions	
	TOTAL EXTRAORDINARY EXPENSES (VIII)	
EXCEPTIONAL ITEMS (VII - VIII)		
Employee participation in company results (IX)		
Income taxes (X)		52,636
	TOTAL INCOMES (I + III + V + VII)	**3,232,382**
	TOTAL EXPENSES (II + IV + VI + VIII + IX + X)	**1,829,934**
RESULT		1,402,449

Accounts details

Detailed Balance Sheet — Active

	31/12/2024 Net
UNCALLED COMMITTED CAPITAL (I)	
FIXED ASSETS	
TANGIBLE ASSETS	
OTHER TANGIBLE ASSETS	1,013
2183000000 - MATÉRIEL DE BUREAU ET MATÉRIEL INFORMATIQUE	1,519
2818300000 - AMORTIZATIONS ON MATÉRIEL DE BUREAU ET MATÉRIEL INFORMATIQUE	-506
FINANCIAL ASSETS	
OTHER FINANCIAL ASSETS	3,754
2750000000 - DÉPÔTS ET CAUTIONNEMENTS VERSÉS	2,280
2751000000 - DÉPÔTS	1,474
TOTAL FIXED ASSETS (II)	**4,767**
CURRENT ASSETS	
RECEIVABLES	
TRADE ACCOUNTS RECEIVABLE (SALES AND SERVICES)	3,232,372
4110000000 - CUSTOMERS	3,232,372
OTHER TRADE ACCOUNTS	70,556
4010000000 - SUPPLIERS	5,066
4310000000 - SÉCURITÉ SOCIALE	648
4370300000 - REUNICA	496
4378000000 - TICKET RESTAURANT	390
4421000000 - PRÉLÈVEMENTS À LA SOURCE (IMPÔT SUR LE REVENU)	410
4456400000 - TVA DÉDUCTIBLE SUR ENCAISSEMENTS	3,254
4456600000 - TVA DÉDUCTIBLE SUR AUTRES BIENS ET SERVICES	25,016
4456620000 - TVA DÉDUCTIBLE INTRACOMMUNAUTAIRE À 20%	1,158
4456622000 - TVA DÉDUCTIBLE INTRACOMMUNAUTAIRE À 20% (BIENS)	149
4456698000 - TVA DÉDUCTIBLE SUR IMPORTATIONS	54
4456700000 - CRÉDIT DE TVA À REPORTER	33,914
BANK AVAILABILITY	
AVAILABILITY	34,883
5121001000 - QONTO - 5121	25,580
5121002000 - PAYHAWK - 51211	9,303
TOTAL CURRENT ASSETS (III)	**3,337,811**
DEFERRED EXPENSES OVER SEVERAL YEARS (IV)	
REDEMPTION PREMIUMS ON BONDS (V)	
CONVERSION DIFFERENCES (VI)	
TOTAL ASSETS (I + II + III + IV + V + VI)	3,342,577

Detailed Balance Sheet — Passive

	31/12/2024
	Net
SHAREHOLDERS' EQUITY	
CAPITAL	5,000
1013100000 - CAPITAL NON AMORTI	5,000
RETAINED EARNINGS	
RETAINED EARNINGS	-1,341,780
1190000000 - REPORT À NOUVEAU - SOLDE DÉBITEUR	-1,341,780
YEAR PROFIT (PROFIT OR LOSS)	**1,402,449**
TOTAL SHAREHOLDERS' EQUITY (I)	**65,668**
OTHER EQUITY (I BIS)	
PROVISIONS (II)	
DEBTS	
TRADE PAYABLES AND RELATED ACCOUNTS	38,577
4010000000 - SUPPLIERS	33,511
4081000000 - FOURNISSEURS FACTURES NON PARVENUES	5,066
SOCIAL AND TAX DEBTS	111,041
4210000000 - PERSONNEL - RÉMUNÉRATIONS DUES	3,172
4282000000 - DETTES PROVISIONNÉES POUR CONGÉS À PAYER	25,624
4283000000 - PROVISIONS RTT	7,928
4370200000 - ALAN (918475930003)	330
4370800000 - COMPTE PAR DÉFAUT DES AUTRES ORGANISMES	322
4380000000 - ORGANISMES SOCIAUX - CHARGES À PAYER ET PRODUITS À RECEVOIR	330
4382000000 - CHARGES SOCIALES SUR CONGÉS À PAYER	14,372
4386000000 - AUTRES CHARGES À PAYER	346
4440000000 - ETAT - IMPÔTS SUR LES BÉNÉFICES	52,636
4452000000 - TVA DUE INTRACOMMUNAUTAIRE À 20%	1,257
4456230000 - TVA DÉDUCTIBLE SUR IMMOBILISATIONS (SERVICES)	207
4456621000 - TVA DÉDUCTIBLE INTRACOMMUNAUTAIRE À 20% (SERVICES)	34
4457980000 - TVA DUE SUR IMPORTATIONS	227
4481000000 - ÉTAT - CHARGES À PAYER	3,362
4486300000 - FORMATION CONTINUE	894
OTHER DEBTS	3,127,291
4510000000 - GROUPE	3,127,291
TOTAL DEBTS (III)	**3,276,909**
PASSIVE CONVERSION DIFFERENCES (IV)	
TOTAL (I + I BIS + II + III + IV)	3,342,577

Detailed Income Statement

	31/12/2024 Net
OPERATING REVENUES	
PRODUCTION SOLD OF SERVICES	3,232,372
7060000000 - PRESTATIONS DE SERVICES	3,232,372
NET REVENUE	**3,232,372**
OTHERS PRODUCTS	10
7580000000 - PRODUITS DIVERS DE GESTION COURANTE	10
TOTAL REVENUES (I)	**3,232,382**
OPERATING EXPENSES	
OTHER PURCHASES AND EXTERNAL EXPENSES	233,838
6040000000 - ACHATS D'ÉTUDES ET PRESTATIONS DE SERVICES	28,790
6063000000 - FOURNITURES D'ENTRETIEN ET DE PETIT ÉQUIPEMENT	483
6064000000 - FOURNITURES ADMINISTRATIVES	300
6132000000 - LOCATIONS IMMOBILIÈRES	91,127
6135000000 - LOCATIONS MOBILIÈRES	10,275
6135200000 - LOCATION LOGICIELS	83
6185000000 - FRAIS DE COLLOQUES, SÉMINAIRES, CONFÉRENCES	250
6225000000 - RÉMUNÉRATIONS D'AFFACTURAGE	1,000
6226000000 - HONORAIRES	76,170
6236000000 - CATALOGUES ET IMPRIMÉS	90
6251000000 - VOYAGES ET DÉPLACEMENTS	12,857
6256000000 - MISSIONS	5,433
6257000000 - RÉCEPTIONS	6,174
6260000000 - FRAIS POSTAUX ET DE TÉLÉCOMMUNICATIONS	582
6270000000 - SERVICES BANCAIRES ET ASSIMILÉS	24
6278000000 - AUTRES FRAIS ET COMMISSIONS SUR PRESTATIONS DE SERVICES	20
6281000000 - CONCOURS DIVERS - COTISATIONS	180
TAXES OTHER AND PAYMENTS	16,617
6312000000 - TAXE D'APPRENTISSAGE	7,015
6333000000 - PARTICIPATION DES EMPLOYEURS À LA FORMATION PROFESSIONNELLE CONTINUE	6,239
6351100000 - CONTRIBUTION ECONOMIQUE TERRITORIALE	3,362
SALARIES AND TREATMENTS	1,084,820
6411000000 - SALAIRES, APPOINTEMENTS	194,984
6411100000 - SALAIRES, APPOINTEMENTS (CUSTOMER SUCCESS)	68,000
6411200000 - SALAIRES, APPOINTEMENTS (ENGINEERING)	137,833
6411300000 - SALAIRES, APPOINTEMENTS (MARKETING)	120,000
6411400000 - SALAIRES, APPOINTEMENTS (LEGAL ET COMPLIANCE)	105,417
6411500000 - SALAIRES, APPOINTEMENTS (SALES)	242,900
6412000000 - CONGÉS PAYÉS	4,458
6412100000 - CONGÉS PAYÉS (CUSTOMER SUCCESS)	2,363
6412300000 - CONGÉS PAYÉS (MARKETING)	7
6412500000 - CONGÉS PAYÉS (SALES)	20,833
6412610000 - CONGÉS PAYÉS PROVISIONNÉS	25,624
6412620000 - PROVISIONS RTT	7,928
6413000000 - PRIMES ET GRATIFICATIONS	59,769

6413100000 - PRIMES ET GRATIFICATIONS (CUSTOMER SUCCESS)	265
6413200000 - PRIMES ET GRATIFICATIONS (ENGINEERING)	835
6413300000 - PRIMES ET GRATIFICATIONS (MARKETING)	655
6413400000 - PRIMES ET GRATIFICATIONS (LEGAL ET COMPLIANCE)	988
6413500000 - PRIMES ET GRATIFICATIONS (SALES)	72,337
6414000000 - INDEMNITÉS ET AVANTAGES DIVERS	302
6414010000 - TICKET RESTAURANT (ENGINEERING)	7,885
6414300000 - INDEMNITÉS ET AVANTAGES DIVERS (MARKETING)	11,438
SOCIAL SECURITY COSTS	441,332
6451000000 - COTISATIONS À L'URSSAF	70,161
6451100000 - COTISATIONS À L'URSSAF (CUSTOMER SUCCESS)	18,748
6451200000 - COTISATIONS À L'URSSAF (ENGINEERING)	34,768
6451300000 - COTISATIONS À L'URSSAF (MARKETING)	29,646
6451400000 - COTISATIONS À L'URSSAF (LEGAL ET COMPLIANCE)	26,618
6451500000 - COTISATIONS À L'URSSAF (SALES)	80,926
6451600000 - COTISATIONS À L'URSSAF	835
6452000000 - COTISATIONS AUX MUTUELLES	3,535
6452100000 - COTISATIONS AUX MUTUELLES (CUSTOMER SUCCESS)	1,251
6452200000 - COTISATIONS AUX MUTUELLES (ENGINEERING)	2,349
6452300000 - COTISATIONS AUX MUTUELLES (MARKETING)	2,072
6452400000 - COTISATIONS AUX MUTUELLES (LEGAL ET COMPLIANCE)	2,038
6452500000 - COTISATIONS AUX MUTUELLES (SALES)	5,101
6453000000 - COTISATIONS AUX CAISSES DE RETRAITES	27,544
6453100000 - COTISATIONS AUX CAISSES DE RETRAITE (CUSTOMER SUCCESS)	5,503
6453200000 - COTISATIONS AUX CAISSES DE RETRAITE (ENGINEERING)	11,993
6453300000 - COTISATIONS AUX CAISSES DE RETRAITE (MARKETING)	13,908
6453400000 - COTISATIONS AUX CAISSES DE RETRAITE (LEGAL ET COMPLIANCE)	11,796
6453500000 - COTISATIONS AUX CAISSES DE RETRAITE (SALES)	32,848
6453600000 - COTISATIONS AUX CAISSES DE RETRAITE	244
6454000000 - COTISATIONS AUX ASSEDIC	12,406
6454100000 - COTISATIONS AUX ASSEDIC (CUSTOMER SUCCESS)	3,015
6454200000 - COTISATIONS AUX ASSEDIC (ENGINEERING)	5,662
6454300000 - COTISATIONS AUX ASSEDIC (MARKETING)	5,158
6454400000 - COTISATIONS AUX ASSEDIC (LEGAL ET COMPLIANCE)	4,550
6454500000 - COTISATIONS AUX ASSEDIC (SALES)	13,111
6454600000 - COTISATIONS AUX ASSEDIC	164
6458000000 - COTISATIONS AUX AUTRES ORGANISMES SOCIAUX	58
6458100000 - COTISATIONS AUTRES ORGANISMES (CUSTOMER SUCCESS)	14
6458200000 - COTISATIONS AUTRES ORGANISMES (ENGINEERING)	26
6458300000 - COTISATIONS AUTRES ORGANISMES (MARKETING)	24
6458400000 - COTISATIONS AUTRES ORGANISMES (LEGAL ET COMPLIANCE)	21
6458500000 - COTISATIONS AUTRES ORGANISMES (SALES)	62
6458600000 - COTISATIONS AUTRES ORGANISMES	1
6459000000 - CHARGES PATRONALES SUR PROVISIONS CP ET RTT	13,999
6471000000 - PRESTATIONS DIRECTES	8
6475000000 - MÉDECINE DU TRAVAIL, PHARMACIE	1,170
DEPRECIATION, AMORTIZATION AND PROVISIONS	506
6811200000 - IMMOBILISATIONS CORPORELLES	506
OTHER EXPENSES	185

6560000000 - PERTES DE CHANGE SUR CRÉANCES ET DETTES COMMERCIALES	5
6580000000 - CHARGES DIVERSES DE GESTION COURANTE	180
TOTAL OPERATING EXPENSES (II)	**1,777,298**
OPERATING PROFIT (I - II)	**1,455,085**
TOTAL FINANCIAL INCOME (V)	
TOTAL FINANCIAL EXPENSES (VI)	
FINANCIAL RESULT (V - VI)	
PROFIT BEFORE TAXES (III + III - IV + V - VI)	**1,455,085**
EXTRAORDINARY CHARGES	
TOTAL EXTRAORDINARY INCOME (VII)	
TOTAL EXTRAORDINARY CHARGES (VIII)	
EXTRAORDINARY RESULT (VII - VIII)	
INCOME TAXES (X)	52,636
6950000000 - IMPÔTS SUR LES BÉNÉFICES	52,636
INCOME TOTAL (I + III + V + VII)	**3,232,382**
EXPENSE TOTAL (II + IV + VI + VIII + IX + X)	**1,829,934**
RESULT	**1,402,449**

CIT Return

DGFiP N° 2050-SD 2025
cerfa
N° 15949 * 06
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

1. BILAN – ACTIF

Désignation de l'entreprise PLANA.EARTH SAS - SIREN : 918475930

Durée de l'exercice exprimée en nombre de mois 12 — Néant ☐

Exercice N clos le 31/12/2024

			Brut		Amortissements, provisions	Net
Capital souscrit non appelé	TOTAL (I)	AA	0			0
ACTIF IMMOBILISÉ – Immobilisations incorporelles	Frais d'établissement	AB	0	AC	0	0
	Frais de développement	CX	0	CQ	0	0
	Concessions, brevets et droits similaires	AF	0	AG	0	0
	Fonds commercial (1)	AH	0	AI	0	0
	autres immos incorporelles	AJ	0	AK	0	0
	Avances et acomptes sur immo. incorporelles	AL	0	AM	0	0
Immobilisations corporelles	Terrains	AN	0	AO	0	0
	Constructions	AP	0	AQ	0	0
	Install. techniques, matériel et outillages industriels	AR	0	AS	0	0
	Autres immos corporelles	AT	1 519	AU	506	1 013
	Immos en cours	AV	0	AW	0	0
	Avances et acomptes	AX	0	AY	0	0
Immobilisations financières (2)	Participations evaluées selon méthode équivalence	CS	0	CT	0	0
	Autres participations	CU	0	CV	0	0
	Créances rattachées à participations	BB	0	BC	0	0
	Autres titres immobilisés	BD	0	BE	0	0
	Prêts	BF	0	BG	0	0
	Autres immobilisations financières	BH	3 754	BI	0	3 754
	Total (II)	BJ	5 273	BK	506	4 767
ACTIF CIRCULANT – Stocks *	Matières premières, approvisionnements	BL	0	BM	0	0
	En cours de production de biens	BN	0	BO	0	0
	En cours de production de services	BP	0	BQ	0	0
	Produits intermédiaires et finis	BR	0	BS	0	0
	Marchandises	BT	0	BU	0	0
	Avances et acomptes sur commandes	BV	0	BW	0	0
Créances	Clients et comptes rattachés (3)	BX	3 232 372	BY	0	3 232 372
	Autres créances (3)	BZ	70 556	CA	0	70 556
	Capital souscrit appelé, non versé	CB	0	CC	0	0
Divers	V.M.P. (dont actions propres: 0)	CD	0	CE	0	0
	Disponibilités	CF	34 883	CG	0	34 883
Comptes de régularisation	Charges constatées d'avance (3)	CH	0	CI	0	0
	Total (III)	CJ	3 337 811	CK	0	3 337 811
	Frais d'émission d'emprunts à étaler (IV)	CW	0			0
	Primes de remboursement des obligations (V)	CM	0			0
	Ecarts de conversion actif (VI)	CN	0			0
	Total général (I à VI)	CO	3 343 084	1A	506	3 342 577

(1) Droit au bail	0	(2) à moins d'un an	CP	3 754	(3) à + d'1 an CR	0
Clause de réserve de propriété - immob.	0		stocks	0	créances	0

2. BILAN – PASSIF avant répartition

DGFiP N° 2051-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

Désignation de l'entreprise: PLANA.EARTH SAS - SIREN : 918475930

Néant ☐

					Exercice N
CAPITAUX PROPRES	Capital social ou individuel (1) (dont versé :		5 000)	DA	5 000
	Primes d'émission, de fusion, d'apport, ...			DB	0
	Ecarts de réévaluation (2) (dont écart d'équivalence	EK	0)	DC	0
	Réserve légale (3)			DD	0
	Réserves statutaires ou contractuelles			DE	0
	Rés. réglementées (3) (dont rés. spéciale provision pour fluctuation cours)	B1	0)	DF	0
	Autres réserves (dont relat.achat œuvres orig.artistes vivants)	EJ	0)	DG	0
	Report à nouveau			DH	-1 341 780
	RÉSULTAT DE L'EXERCICE (bénéfice ou perte)			DI	1 402 449
	Subventions d'investissement			DJ	0
	Provisions réglementées			DK	0
	TOTAL (I)			DL	65 668
Autres fonds propres	Produit des émissions de titres participatifs			DM	0
	Avances conditionnées			DN	0
	TOTAL (II)			DO	0
Provisions pour risques et charges	Provisions pour risques			DP	0
	Provisions pour charges			DQ	0
	TOTAL (III)			DR	0
DETTES (4)	Emprunts obligataires convertibles			DS	0
	Autres emprunts obligataires			DT	0
	Emprunts et dettes auprès des établissements de crédit (5)			DU	0
	Emprunts et dettes financières divers (dont emprunts participatifs)	EI	0)	DV	0
	Avances et acomptes reçus sur commandes en cours			DW	0
	Dettes fournisseurs et comptes rattachés			DX	38 577
	Dettes fiscales et sociales			DY	111 041
	Dettes sur immobilisations et comptes rattachés			DZ	0
	Autres dettes			EA	3 127 291
Compte de régul.	Produits constatés d'avance (4)			EB	0
	TOTAL (IV)			EC	3 276 909
	Ecarts de conversion passif **TOTAL (V)**			ED	0
	TOTAL GÉNÉRAL (I à V)			EE	3 342 577

RENVOIS	(1)	Ecart de réévaluation incorporé au capital		1B	0
	(2)	dont	- Réserve spéciale de réévaluation (1959)	1C	0
			- Écart de réévaluation libre	1D	0
			- Réserve de réévaluation (1976)	1E	0
	(3)	Dont réserve réglementée des plus-values à long terme		EF	0
	(4)	Dettes et produits constatés d'avance à moins d'un an		EG	3 276 909
	(5)	Dont concours bancaires courants, et soldes créditeurs de banques et CCP		EH	0

DGFiP N° 2052-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

3. COMPTE DE RÉSULTAT DE L'EXERCICE (en liste)

Désignation de l'entreprise : PLANA.EARTH SAS - SIREN : 918475930

Néant ☐

		Exercice N France		Exportations et livraisons intracommunautaires		TOTAL	
PRODUITS D'EXPLOITATION	Ventes de marchandises	FA	0	FB	0	FC	0
	Production vendue - biens	FD	0	FE	0	FF	0
	Production vendue - services	FG	1 882 389	FH	1 349 983	FI	3 232 372
	Chiffre d'affaires nets	FJ	1 882 389	FK	1 349 983	FL	3 232 372
	Production stockée					FM	0
	Production immobilisée					FN	0
	Subventions d'exploitation					FO	0
	Reprises sur amortissements et provisions, transfert de charges (9)					FP	0
	Autres produits (1) (11)					FQ	10
	TOTAL DES PRODUITS D'EXPLOITATION (2) (I)					FR	3 232 382
CHARGES D'EXPLOITATION	Achats de marchandises (y compris droits de douane)					FS	0
	Variation de stocks (marchandises)					FT	0
	Achats de matières premières et autres approvisionnements (y compris droits de douane)					FU	0
	Variation de stocks (matières premières et approvisionnements)					FV	0
	Autres achats et charges externes (3) (6bis)					FW	233 838
	Impôts, taxes et versements assimilés					FX	16 617
	Salaires et traitements					FY	1 084 820
	Charges sociales (10)					FZ	441 332
	DOTATIONS D'EXPLOITATION - Sur immobilisations - dotations aux amortissements					GA	506
	DOTATIONS D'EXPLOITATION - Sur immobilisations - dotations aux provisions					GB	0
	DOTATIONS D'EXPLOITATION - Sur actif circulant : dotations aux provisions					GC	0
	DOTATIONS D'EXPLOITATION - Pour risques et charges : dotations aux provisions					GD	0
	Autres charges (12)					GE	185
	TOTAL DES CHARGES D'EXPLOITATION (4) (II)					GF	1 777 298
1 – RÉSULTAT D'EXPLOITATION (I – II)						GG	1 455 085
Opérations en commun	Bénéfice attribué ou perte transférée (III)					GH	0
	Perte supportée ou bénéfice transféré (IV)					GI	0
PRODUITS FINANCIERS	Produits financiers de participations (5)					GJ	0
	Produits des autres valeurs mobilières et créances de l'actif immobilisé (5)					GK	0
	Autres intérêts et produits assimilés (5)					GL	0
	Reprises sur provisions et transferts de charges					GM	0
	Différences positives de change					GN	0
	Produits nets sur cessions de valeurs mobilières de placement					GO	0
	TOTAL DES PRODUITS FINANCIERS (V)					GP	0
CHARGES FINANCIÈRES	Dotations financières aux amortissements et provisions					GQ	0
	Intérêts et charges assimilées (6)					GR	0
	Différences négatives de change					GS	0
	Charges nettes sur cessions de valeurs mobilières de placement					GT	0
	TOTAL DES CHARGES FINANCIÈRES (VI)					GU	0
2 – RÉSULTAT FINANCIER (V – VI)						GV	0
3 – RÉSULTAT COURANT AVANT IMPÔTS (I–II+III–IV+V–VI)						GW	1 455 085

4. COMPTE DE RÉSULTAT DE L'EXERCICE (Suite)

DGFiP N° 2053-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

Désignation de l'entreprise : PLANA.EARTH SAS - SIREN : 918475930 — Néant ☐

			Exercice N
PRODUITS EXCEPTIONNELS	Produits exceptionnels sur opérations de gestion	HA	0
	Produits exceptionnels sur opérations en capital	HB	0
	Reprises sur provisions et transferts de charges	HC	0
	Total des produits exceptionnels (7) (VII)	HD	0
CHARGES EXCEPTIONNELLES	Charges exceptionnelles sur opérations de gestion	HE	0
	Charges exceptionnelles sur opérations en capital	HF	0
	Dotations exceptionnelles aux amortissements et provisions	HG	0
	Total des charges exceptionnelles (7) (VIII)	HH	0
4 - RÉSULTAT EXCEPTIONNEL (VII - VIII)		HI	0
Participation des salariés aux résultats de l'entreprise	(IX)	HJ	0
Impôts sur les bénéfices	(X)	HK	52 636
	Total des produits (I + III + V + VII)	HL	3 232 382
	Total des charges (II + IV + VI + VIII + IX + X)	HM	1 829 934
5 - BÉNÉFICE OU PERTE (Total produits - total charges)		HN	1 402 449

RENVOIS :

(1) Dont produits nets partiels sur opérations à long terme	HO	0
(2) Dont produits de locations immobilières	HY	0
(2) Dont produits d'exploit. afférents à des exercices antérieurs (à dét. au (8)	1G	0
(3) Dont crédit-bail mobilier	HP	0
(3) Dont crédit-bail immobilier	HQ	0
(4) Dont charges d'exploitation afférentes à des exercices antér. (à dét. au (8)	1H	0
(5) Dont produits concernant les entreprises liées	1J	0
(6) Dont intérêts concernant les entreprises liées	1K	0
(6bis) Dont dons faits aux organismes d'intérêt général (art 238 b du CGI)	HX	0
(6ter) Dont amortissement des souscriptions dans des PME innovantes (art. 217 octies)	RC	0
(6ter) Dont amortissement exceptionnel de 25% des constructions nouvelles (art. 39 quinquies D)	RD	0
(9) Dont transferts de charges	A1	0
(10) Dont cotisations personnelles de l'exploitant (13) (dont montant des cotisations sociales obligatoires hors CSG/CRDS) — A5: 0	A2	0
(11) Dont produits redevances pour concessions de brevets, de licences	A3	0
(12) Dont charges redevances pour concessions de bervets, licences	A4	0

(13) Dont primes et cotisations sociales professionnelles

facultatives	A6	0	obligatoires	A9	0
dont cotisations facultatives Madelin	A7	0	dont cotisations facultatives aux nouveaux plans d'épargne retraite	A8	0

(14) Dont montant de l'amortissement du fonds de commerce (en application de l'article 39, 1-2°, al.3)	HS	0

(7) Détail produits et charges exceptionnels	Charges exceptionnelles	Produits exceptionnels
(8) Détail des produits et charges sur exercices antérieurs :	Charges antérieures	Produits antérieures

5. IMMOBILISATIONS

DGFiP N° 2054-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

Désignation de l'entreprise : PLANA.EARTH SAS — Néant ☐

CADRE A - IMMOBILISATIONS			Valeur brute des immos au début de l'exercice	Augmentations : Consécutives à une réévaluation pratiquée au cours de l'exercice ou résultat d'une mise en équivalence	Augmentations : Aquisitions, créations, apports et virements de poste à poste
INCORP.	Frais d'établissement et de développement TOTAL I		CZ 0	D8 0	D9 0
INCORP.	Autres postes d'immobilisations incorporelles TOTAL II		KD 0	KE 0	KF 0
CORPORELLES	Terrains		KG 0	KH 0	KI 0
CORPORELLES	Constructions : Sur sol propre	dont composants L9 0	KJ 0	KK 0	KL 0
CORPORELLES	Constructions : Sur sol d'autrui	dont composants M1 0	KM 0	KN 0	KO 0
CORPORELLES	Constructions : Installations générales, agencements, aménagements des constructions	dont composants M2 0	KP 0	KQ 0	KR 0
CORPORELLES	Installations techniques, matériel et outillage industriels	dont composants M3 0	KS 0	KT 0	KU 0
CORPORELLES	Autres immo. corporelles : Installations générales, agencements, aménagements divers		KV 0	KW 0	KX 0
CORPORELLES	Autres immo. corporelles : Matériel de transport		KY 0	KZ 0	LA 0
CORPORELLES	Autres immo. corporelles : Matériel de bureau et mobilier informatique		LB 1 519	LC 0	LD 0
CORPORELLES	Autres immo. corporelles : Emballages récupérables et divers		LE 0	LF 0	LG 0
CORPORELLES	Immobilisations corporelles en cours		LH 0	LI 0	LJ 0
CORPORELLES	Avances et acomptes		LK 0	LL 0	LM 0
CORPORELLES	TOTAL III		LN 1 519	LO 0	LP 0
FINANCIÈRES	Participations évaluées par mise en équivalence		8G 0	8M 0	8T 0
FINANCIÈRES	Autres participations		8U 0	8V 0	8W 0
FINANCIÈRES	Autres titres immobilisés		1P 0	1R 0	1S 0
FINANCIÈRES	Prêts et autres immobilisations financières		1T 29 480	1U 0	1V 2 280
FINANCIÈRES	TOTAL IV		LQ 29 480	LR 0	LS 2 280
	Total général (I + II + III + IV)		ØG 30 999	ØH 0	ØJ 2 280

CADRE B - IMMOBILISATIONS			Diminutions : Par virement de poste à poste	Diminutions : Par cessions à des tiers ou mises hors service ou résultant d'une mise en équivalence	Valeur brute des immobilisations à la fin de l'exercice	Réévaluation légale ou évaluation par mise en équivalence : Valeur d'origine des immobilisations en fin d'exercice
INCORP.	Frais d'établissement et de développement TOTAL I		IN 0	CØ 0	DØ 0	D7 0
INCORP.	Autres postes d'immobilisations incorporelles TOTAL II		IO 0	LV 0	LW 0	1X 0
CORPORELLES	Terrains		IP 0	LX 0	LY 0	LZ 0
CORPORELLES	Constructions	Sur sol propre	IQ 0	MA 0	MB 0	MC 0
CORPORELLES	Constructions	Sur sol d'autrui	IR 0	MD 0	ME 0	MF 0
CORPORELLES	Constructions	Inst. Générales, agencements, aménagements des constructions	IS 0	MG 0	MH 0	MI 0
CORPORELLES	Installations techniques, matériel et outillage industriels		IT 0	MJ 0	MK 0	ML 0
CORPORELLES	Autres immo. corporelles	Installations générales, agencements, aménagements divers	IU 0	MM 0	MN 0	MO 0
CORPORELLES	Autres immo. corporelles	Matériel de transport	IV 0	MP 0	MQ 0	MR 0
CORPORELLES	Autres immo. corporelles	Matériel bureau et informatique, mobilier	IW 0	MS 0	MT 1 519	MU 0
CORPORELLES	Autres immo. corporelles	Emballages récupérables et divers	IX 0	MV 0	MW 0	MX 0
CORPORELLES	Immobilisations corporelles en cours		MY 0	MZ 0	NA 0	NB 0
CORPORELLES	Avances et acomptes		NC 0	ND 0	NE 0	NF 0
CORPORELLES	TOTAL III		IY 0	NG 0	NH 1 519	NI 0
FINANCIÈRES	Participations évaluées par mise en équivalence		IZ 0	ØU 0	M7 0	ØW 0
FINANCIÈRES	Autres participations		I0 0	ØX 0	ØY 0	ØZ 0
FINANCIÈRES	Autres titres immobilisés		I1 0	2B 0	2C 0	2D 0
FINANCIÈRES	Prêts et autres immobilisations financières		I2 0	2E 28 006	2F 3 754	2G 0
FINANCIÈRES	TOTAL IV		I3 0	NJ 28 006	NK 3 754	2H 0
	Total général (I + II + III + IV)		I4 0	ØK 28 006	ØL 5 273	ØM 0

5 bis **TABLEAU DES ÉCARTS DE RÉEVALUATION SUR IMMOBILISATIONS AMORTISSABLES**

DGFiP N° 2054 bis-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

Les entreprises ayant pratiqué **la réévaluation légale de leurs immobilisations amortissables** (art. 238 bis J du CGI) doivent joindre ce tableau à leur déclaration jusqu'à (et y compris) l'exercice au cours duquel la provision spéciale (col. 6) devient nulle.

Désignation de l'entreprise : PLANA.EARTH SAS — Néant [X]

Exercice N clos le 31/12/2024

CADRE A		Détermination du montant des écarts (col. 1 – col. 2) (1)		Utilisation de la marge supplémentaire d'amortissement			Montant de la provision spéciale à la fin de l'exercice [(col.1 – col. 2) – col. 5] (5)
		Augmentation du montant brut immobilisations	Augmentation du montant des amortissements	Montant des suppléments amortissement (2)	Fraction résid. corresp. aux éléments cédés (3)	Montant cumulé à la fin de l'exercice (4)	
		1	2	3	4	5	6
1	Concessions, brevets et droits similaires						
2	Fonds commercial						
3	Terrains						
4	Constructions						
5	Installations techniques mat. et out. industriels						
6	Autres immobilisations corporelles						
7	Immobilisations en cours						
8	Participations						
9	Autres titres immobilisés						
10	**TOTAUX**						

(1) Les augmentations du montant brut et des amortissements à inscrire respectivement aux colonnes 1 et 2 sont celles qui ont été apportées au montant des immobilisations amortissables réévaluées dans les conditions définies à l'article 238 bis J du CGI et figurent à l'actif de l'entreprise au début de l'exercice.
Le montant des écarts est obtenu en soustrayant des montants portés colonne 1, ceux portés colonne 2.
(2) Porter dans cette colonne le supplément de dotation de l'exercice aux comptes d'amortissement (compte de résultat) consécutif à la réévaluation.
(3) Cette colonne ne concerne que les immobilisations réévaluées cédées au cours de l'exercice. Il convient d'y reporter, l'année de la cession de l'élément, le solde non utilisé de la marge supplémentaire d'amortissement.
(4) Ce montant comprend :
- le montant total des sommes portées aux colonnes 3 et 4;
- le montant cumulé à la fin de l'exercice précédent, dans la mesure où ce montant correspond à des éléments figurant à l'actif de l'entreprise au début de l'exercice.
(5) Le montant total de la provision spéciale en fin d'exercice est à reporter au passif du bilan (tableau n° 2051-SD), à la ligne « Provisions réglementées ».

CADRE B	DÉFICITS REPORTABLES AU 31 DÉCEMBRE 1976 IMPUTÉS SUR LA PROVISION SPÉCIALE AU POINT DE VUE FISCAL	
1 - Fraction incluse dans la provision spéciale au début de l'exercice		
2 - Fraction rattachée au résultat de l'exercice	-	
3 - Fraction incluse dans la provision spéciale en fin d'exercice	=	

Le cadre B est servi par les seules entreprises qui ont imputé leurs déficits fiscalement reportables au 31 décembre sur la provision spéciale.
Il est rappelé que cette imputation est purement fiscale et ne modifie pas les montants de la provision spéciale figurant au bilan. De même, les entreprises en cause continuent à réintégrer chaque année dans leur résultat comptable le supplément d'amortissement consécutif à la réévaluation.
Ligne 2 : inscrire la partie de ce déficit incluse chaque année dans les montants portés aux colonnes 3 et 4 du cadre A. Cette partie est obtenue en multipliant les montants portés aux colonnes 3 et 4 par une fraction dont les éléments sont fixés au moment de l'imputation, le numérateur étant le montant du déficit imputé et le dénominateur celui de la provision.

6. AMORTISSEMENTS

DGFiP N° 2055-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

Désignation de l'entreprise : PLANA.EARTH SAS

Néant ☐

CADRE A — SITUATIONS ET MOUVEMENTS DE L'EXERCICE DES AMORTISSEMENTS TECHNIQUES (OU VENANT EN DIMINUTION DE L'ACTIF)

IMMOBILISATIONS AMORTISSABLES		Montant des amortissements au début de l'exercice		Augmentations: dotations de l'exercice		Diminutions : amortissements afférents aux éléments sortis de l'actif et reprises		Montant des amortissements à la fin de l'exercice
Frais établissement et développement	CY	0	EL	0	EM	0	EN	0
Fonds commercial	RE	0	RF	0	RI	0	RJ	0
Autres immobilisations incorporelles	PE	0	PF	0	PG	0	PH	0
TOTAL I	RK	0	RM	0	RN	0	RO	0
Terrains	PI	0	PJ	0	PK	0	PL	0
Constructions — Sur sol propre	PM	0	PN	0	PO	0	PQ	0
Constructions — Sur sol d'autrui	PR	0	PS	0	PT	0	PU	0
Constructions — Inst. Générales, agencements et aménagements des constructions	PV	0	PW	0	PX	0	PY	0
Installations techniques, matériel et outillage industriels	PZ	0	QA	0	QB	0	QC	0
Autres immo. corporelles — Inst. Générales, agencements, aménagements divers	QD	0	QE	0	QF	0	QG	0
Autres immo. corporelles — Matériel de transport	QH	0	QI	0	QJ	0	QK	0
Autres immo. corporelles — Matériel de bureau et informatique, mobilier	QL	0	QM	506	QN	0	QO	506
Autres immo. corporelles — Emballages récupérables et divers	QP	0	QR	0	QS	0	QT	0
TOTAL II	QU	0	QV	506	QW	0	QX	506
TOTAL GÉNÉRAL (I + II)	ØN	0	ØP	506	ØQ	0	ØR	506

CADRE B — VENTILATION DES MOUVEMENTS AFFECTANT LA PROVISION POUR AMORTISSEMENTS DÉROGATOIRES

Immobilisations amortissables	DOTATIONS						REPRISES						Mouvement net des amortissements à la fin de l'exercice	
	Colonne 1 Différentiel de durée et autres		Colonne 2 Mode dégressif		Colonne 3 Amortissement fiscal exceptionnel		Colonne 4 Différentiel de durée et autres		Colonne 5 Mode dégressif		Colonne 6 Amortissement fiscal exceptionnel			
Frais d'établissements	M9	0	N1	0	N2	0	N3	0	N4	0	N5	0	N6	0
Fonds commercial	RP	0	RQ	0	RR	0	RS	0	RT	0	RU	0	RV	0
Autres immobilisations incorporelles	N7	0	N8	0	P6	0	P7	0	P8	0	P9	0	Q1	0
TOTAL I	RW	0	RX	0	RY	0	RZ	0	SB	0	SC	0	SD	0
Terrains	Q2	0	Q3	0	Q4	0	Q5	0	Q6	0	Q7	0	Q8	0
Constructions — Sur sol propre	Q9	0	R1	0	R2	0	R3	0	R4	0	R5	0	R6	0
Constructions — Sur sol d'autrui	R7	0	R8	0	R9	0	S1	0	S2	0	S3	0	S4	0
Constructions — Installations gales., agencts. et aménag.	S5	0	S6	0	S7	0	S8	0	S9	0	T1	0	T2	0
Installations techniques, matériel et outillage	T3	0	T4	0	T5	0	T6	0	T7	0	T8	0	T9	0
Autres immo. corporelles — Inst. gales., agenc. et aménagements divers	U1	0	U2	0	U3	0	U4	0	U5	0	U6	0	U7	0
Autres immo. corporelles — Matériel de transport	U8	0	U9	0	V1	0	V2	0	V3	0	V4	0	V5	0
Autres immo. corporelles — Matériel de bureau, informatique, mobilier	V6	0	V7	0	V8	0	V9	0	W1	0	W2	0	W3	0
Autres immo. corporelles — Emballages récup. et divers	W4	0	W5	0	W6	0	W7	0	W8	0	W9	0	X1	0
TOTAL II	X2	0	X3	0	X4	0	X5	0	X6	0	X7	0	X8	0
Frais d'acquisition de titres de participation - TOTAL III	NL	0					NM	0					NO	0
TOTAL GÉNÉRAL (I+II+III)	NP	0	NQ	0	NR	0	NS	0	NT	0	NU	0	NV	0
TOTAL GÉNÉRAL NON VENTILÉ (NP+NQ+NR)	NW	0	**TOTAL GÉNÉRAL NON VENTILÉ (NS+NT+NU)**				NY	0	**TOTAL GÉNÉRAL NON VENTILÉ (NW-NY)**				NZ	0

CADRE C — MOUVEMENTS DE L'EXERCICE AFFECTANT LES CHARGES RÉPARTIES SUR PLUSIEURS EXERCICES

	Montant net au début de l'exercice	Augmentations	Dotations de l'exercice aux amortissements		Montant net à la fin de l'exercice	
Frais d'émission d'emprunts à étaler	0	0	Z9	0	Z8	0
Primes de remboursement des obligations	0	0	SP	0	SR	0

27/05

7. PROVISIONS INSCRITES AU BILAN

DGFiP N° 2056-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

Désignation de l'entreprise : PLANA.EARTH SAS

Néant [X]

	NATURE DES PROVISIONS		Montant au début de l'exercice 1		AUGMENTATIONS : Dotations de l'exercice 2		DIMINUTIONS : Reprises de l'exercice 3		Montant à la fin de l'exercice 4
PROVISIONS RÉGLEMENTÉES	Provisions pour reconstitution des gisements miniers et pétroliers	3T		TA		TB		TC	
	Provisions pour investissement (art. 237 bis A-II du CGI)	3U		TD		TE		TF	
	Provisions pour hausse des prix	3V		TG		TH		TI	
	Amortissements dérogatoires	3X		TM		TN		TO	
	Dont majorations exceptionnelles de 30 %	D3		D4		D5		D6	
	Provisions pour prêts d'installation (art. 39 quinquies H du CGI)	IJ		IK		IL		IM	
	Autres provisions réglementées	3Y		TP		TQ		TR	
	TOTAL I	3Z		TS		TT		TU	
PROVISIONS POUR RISQUES ET CHARGES	Provisions pour litiges	4A		4B		4C		4D	
	Provisions pour garanties données aux clients	4E		4		4G		4H	
	Provisions pour pertes sur marchés à terme	4J		4K		4L		4M	
	Provisions pour amendes et pénalités	4N		4P		4R		4S	
	Provisions pour pertes de change	4T		4U		4V		4W	
	Provisions pour pensions et obligations similaires	4X		4Y		4Z		5A	
	Provisions pour impôts	5B		5C		5D		5E	
	Provisions pour renouvellement des immobilisations	5		5H		5J		5K	
	Provisions pour gros entretiens et grandes révisions	EO		EP		EQ		ER	
	Provisions pour charges sociales et fiscales sur congés à payer	5R		5S		5T		5U	
	Autres provisions pour risques et charges	5V		5W		5X		5Y	
	TOTAL II	5Z		TV		TW		TX	
PROVISIONS POUR DÉPRÉCIATION	Sur immobilisations - incorporelles	6A		6B		6C		6D	
	Sur immobilisations - corporelles	6E		6		6G		6H	
	Sur immobilisations - titres mis en équivalence	Ø2		Ø3		Ø4		Ø5	
	Sur immobilisations - titres de participations	9U		9V		9W		9X	
	Sur immobilisations - autres immobilisations financières	Ø6		Ø7		Ø8		Ø9	
	Sur stocks et en cours	6N		6P		6R		6S	
	Sur comptes clients	6T		6U		6V		6W	
	Autres provisions pour dépréciation	6X		6Y		6Z		7A	
	TOTAL III	7B		TY		TZ		UA	
	TOTAL GÉNÉRAL (I + II + III)	7C		UB		UC		UD	
	Dont dotations et reprises	- d'exploitation		UE		UF			
		- financières		UG		UH			
		- exceptionnelles		UJ		UK			
	Titres mis en équivalence : montant de la dépréciation à la clôture de l'exercice calculé selon les règles prévues à l'article 39-1-5ème du CGI							10	

PROVISIONS POUR HAUSSE DES PRIX

Libellé	Montant au début de l'exercice	Augmentations	Diminutions	Montant en fin d'exercice

AUTRES PROVISIONS RÉGLEMENTÉES				
Libellé	Montant au début de l'exercice	Augmentations	Diminutions	Montant en fin d'exercice

PROVISIONS POUR IMPÔTS				
Libellé	Montant au début de l'exercice	Augmentations	Diminutions	Montant en fin d'exercice

AUTRES PROVISIONS POUR RISQUES ET CHARGES				
Libellé	Montant au début de l'exercice	Augmentations	Diminutions	Montant en fin d'exercice

AUTRES IMMOBILISATIONS FINANCIÈRES				
Libellé	Montant au début de l'exercice	Augmentations	Diminutions	Montant en fin d'exercice

AUTRES PROVISIONS POUR DÉPRÉCIATION				
Libellé	Montant au début de l'exercice	Augmentations	Diminutions	Montant en fin d'exercice

8. ÉTAT DES ÉCHÉANCES DES CRÉANCES ET DES DETTES À LA CLÔTURE DE L'EXERCICE

Désignation de l'entreprise : PLANA.EARTH SAS

Néant ☐

CADRE A	ÉTAT DES CRÉANCES		MONTANT BRUT 1		À 1 AN AU PLUS 2		À PLUS D'UN AN 3
DE L'ACTIF IMMOBILISÉ	Créances rattachées à des participations	UL	0	UM	0	UN	0
	Prêts (1) (2)	UP	0	UR	0	US	0
	Autres immobilisations financières	UT	3 754	UV	3 754	UW	0
DE L'ACTIF CIRCULANT	Clients douteux ou litigieux	VA	0		0		0
	Autres créances clients	UX	3 232 372		3 232 372		0
	Créance représentative de titres prêtés ou remis en garantie (Provisions pour dépréciation antérieurement constituée UO 0)	Z1	0		0		0
	Personnel et comptes rattachés	UY	0		0		0
	Sécurité sociale et autres organismes sociaux	UZ	1 535		1 535		0
	État et autres collectivités publiques — Impôts sur les bénéfices	VM	0		0		0
	État et autres collectivités publiques — Taxe sur la valeur ajoutée	VB	63 545		63 545		0
	État et autres collectivités publiques — Autres impôts, taxes et versements assimilés	VN	0		0		0
	État et autres collectivités publiques — Divers	VP	0		0		0
	Groupe et associés (2)	VC	0		0		0
	Débiteurs divers (dont créances relatives à des opérations de pension de titres)	VR	5 476		5 476		0
Charges constatées d'avance		VS	0		0		0
	TOTAUX	VT	3 306 682	VU	3 306 682	VV	0

RENVOIS			
(1) Montant des	- Prêts accordés en cours d'exercice	VD	0
	- Remboursements obtenus en cours d'exercice	VE	0
(2)	Prêts et avances consentis aux associés (personnes physiques)	VF	0

CADRE B	ÉTAT DES DETTES		Montant brut 1		À 1 an au plus 2	À plus d'1 an et 5 ans au plus 3	À plus de 5 ans 4
Emprunts obligataires convertibles (1)		7Y	0		0	0	0
Autres emprunts obligataires (1)		7Z	0		0	0	0
Emprunts et dettes auprès des établissements de crédit (1)	à 1 an maximum à l'origine	VG	0		0	0	0
	à plus d'1 an à l'origine	VH	0		0	0	0
Emprunts et dettes financières divers (1) (2)		8A	0		0	0	0
Fournisseurs et comptes rattachés		8B	38 577		38 577	0	0
Personnel et comptes rattachés		8C	36 724		36 724	0	0
Sécurité sociale et autres organismes sociaux		8D	15 699		15 699	0	0
État et autres collectivités publiques	Impôts sur les bénéfices	8E	52 636		52 636	0	0
	Taxe sur la valeur ajoutée	VW	1 725		1 725	0	0
	Obligations cautionnées	VX	0		0	0	0
	Autres impôts, taxes et assimilées	VQ	4 256		4 256	0	0
Dettes sur immobilisations et comptes rattachés		8J	0		0	0	0
Groupe et associés (2)		VI	3 127 291		3 127 291	0	0
Autres dettes (dont dettes relatives à des opérations de pension de titres)		8K	0		0	0	0
Dette représentative de titres empruntés ou remis en garantie		Z2	0		0	0	0
Produits constatés d'avance		8L	0		0	0	0
	TOTAUX	VY	3 276 909	VZ	3 276 909	0	0

RENVOIS							
(1)	Emprunts souscrits en cours d'exercice	VJ	0	(2)	Montant des divers emprunts et dettes contractés auprès des associés, personnes physiques	VL	0
	Emprunts remboursés en cours d'exercice	VK	0				

DGFiP N° 2058-A-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

9. DÉTERMINATION DU RÉSULTAT FISCAL

Désignation de l'entreprise : PLANA.EARTH SAS	Formulaire déposé au titre de l'IR	ET	Néant ☐
I. RÉINTÉGRATIONS			Exercice N clos le 31/12/2024

				BÉNÉFICE COMPTABLE DE L'EXERCICE	WA	1 402 449
Charges non admises en déduction du résultat fiscal	Rémunération du travail de l'exploitant (entreprises IR) ou des associés de sociétés				WB	
	Avantages personnels non déduc. (sauf amortissements à porter ligne ci-dessous)	WD	Amort. excédentaires (art. 39-4 du CGI) et autres amortissements non déductibles	WE	XE	
	Autres charges et dépenses somptuaires (art. 39-4 du CGI)	WF	Taxe sur les véhicules des sociétés (entreprises à l'IS)	WG		
	Fraction des loyers à réintégrer dans le cadre d'un crédit bail immobilier et de levée d'option	RA	(Part des loyers dispensée de réintégration (art. 239 sexies D)	RB)		
	Provisions et charges à payer non déductibles (cf. tableau 2058-B, cadre III)	WI	Charges à payer liées à des états ou territoires non coopératifs non déductibles	XX	XW	
	Amendes et pénalités	WJ	Charges financières (art. 39-1-3° et 212 bis)	XZ		
	Réintégrations prévues à l'article 155 du CGI				XY	
	Impôt sur les sociétés				I7	52 636
Quote-part	Bénéfices réalisés par une société de personnes ou un GIE	WL	Résultats bénéficiaires visés à l'art. 209B du CGI	L7	K7	
Régimes particuliers / impositions différées	Moins-values nettes à long terme		- imposées au taux de 15% ou 19% (12,8% pour les entreprises soumises à l'IR)		I8	
			- imposées au taux de 0%		ZN	
	Fraction imposable des plus-values réalisées pendant les exercices antérieurs		- Plus-values nettes à court terme		WN	
			- Plus-values soumises au régime des fusions		WO	
Écarts de valeurs liquidatives sur OPC (entreprises à l'IS)					XR	
Réintégrations diverses à détailler sur feuillet séparé DONT	Intérêts excédentaires	SU	Zones d'entreprises	SW	WQ	
			Quote part de 12% des plus-values à taux zéro	M8		
Réintégration des charges affectées aux activités éligibles au régime de la taxation au tonnage					Y1	
Résultat fiscal afférent à l'activité relevant du régime optionnel de taxation au tonnage					Y3	
				TOTAL I	WR	1 455 085

II - DÉDUCTIONS

				PERTE COMPTABLE DE L'EXERCICE	WS	
Quote-part dans les pertes subies par une sté de personnes ou un G.I.E.					WT	
Prov. et charges à payer non déduc., antér. taxées et réinté. ds les résultats comptables de l'exerc.					WU	
Régime d'imposition particuliers et impositions différées	Plus-values nettes à long terme		- imposées au taux de 15 % (12,80 % pour les entreprises soumises à l'IR)		WV	
			- imposées au taux de 0 %		WH	
			- imposées au taux de 19 %		WP	
			- imputées sur les moins-values nettes à long terme antérieure		WW	
			- imputées sur les déficits antérieurs		XB	
	Autres plus-values imposées au taux de 19%				I6	
	Fraction des plus-values nettes à court terme de l'exercice dont l'imposition est différée				WZ	
	Régime des sociétés mères et des filiales / Produit net des actions et parts d'intérêts:		(Quote-part des frais et charges à déduire des produits nets de participation	2A)	XA	
	Produits de participations inéligibles au régime des sociétés mères déductibles à hauteur de 99 % (art. 223 B du CGI)				ZX	
Mesures d'incitation	Déductions autorisées au titre des investissements réalisés dans les collectivités d'Outre-Mer				ZY	
	Majoration d'amortissement				XD	

Abattement sur le bénéfice et exonérations*								
France Ruralités Revitalisation – (FRR) (44 quindecies A)	HT		Entreprises nouvelles (art. 44 sexies)	L2		J.E.I. (art. 44 sexies A)	L5	XF
			S.I.I.C. (art. 208C)	K3		Zone de restructuration de la défense (art.44 terdecies)	PA	
ZFU – TE (art. 44 octies A)	ØV		Bassin d'emploi à redynamiser (art. 44 duodecies)	1F		Zone franche d'activité nouvelle génération (art 44 quaterdecies)	XC	
Bassin urbain à dynamiser (art. 44 sexdecies)	PP		Zone de revitalisation rurale (art. 44 quindecies)	PC		Zone de développement prioritaire (art 44 septdecies)	PB	

Écarts de valeurs liquidatives sur OPC (entreprises à l'IS)					XS	
Déductions diverses à détailler sur feuillet séparé (Ext 2) (	Dont déduction exceptionnelle (art.39 decies)	X9	Dont déduction exceptionnelle simulateur de conduite (art.39 decies E)	YH	XG	
	Dont déduction exceptionnelle (art 39 decies A)	YA	Dont déduction exceptionnelle (art 39 decies C)	YC		
	Dont déduction exceptionnelle (art 39 decies B)	YB	Dont déduction exceptionnelle (art 39 decies D)	YD)		
	Dont déductions exceptionnelles (art 39 decies F)	YI	Créance dégagée par le report en arrière de déficit	ZI		
	Dont déduction exceptionnelle (art 39 decies G)	YL				
Déduction des produits affectés aux activités éligibles au régime de taxation au tonnage					Y2	
III - RÉSULTAT FISCAL				TOTAL II	XH	

Résultat fiscal avant imputation des déficits reportables.	Bénéfice (I - II)	XI	1 455 085		
	Déficit (II-I)			XJ	
Déficit de l'exercice reporté en arrière (entreprises à l'IS)		ZL			
Déficits antérieurs imputés sur les résultats de l'exercice (entreprises à l'IS)				XL	1 227 543
RÉSULTAT FISCAL - BÉNÉFICE (ligne XN) ou DÉFICIT (ligne XO)		XN	227 542	XO	

DÉTAIL DES AUTRES RÉINTÉGRATIONS DIVERSES	

DÉTAIL DES AUTRES DÉDUCTIONS DIVERSES	

10. DÉFICITS, INDEMNITÉS POUR CONGÉS À PAYER ET PROVISIONS NON DÉDUCTIBLES

DGFiP N° 2058-B-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

Désignation de l'entreprise : PLANA.EARTH SAS — Néant ☐

I. SUIVI DES DÉFICITS

Déficit restant à reporter au titre de l'exercice précédent	K4	1 341 780
Déficits transférés de plein droit (art. 209-II-2 du CGI)	K4bis	
Nombre d'opérations sur l'exercice	K4ter	
Déficits imputés (report lignes XB et XL du tableau 2058A)	K5	1 227 543
Déficits reportables (différence K4 +K4bis - K5)	K6	114 237
Déficit de l'exercice (tableau 2058 A, ligne XO)	YJ	
Total des déficits restant à reporter (somme K6 + YJ)	YK	114 237

II. INDEMNITÉS POUR CONGÉS À PAYER, CHARGES SOCIALES ET FISCALES CORRESPONDANTES

Montant déductible correspondant aux droits acquis par les salariés	ZT	

III. PROVISIONS ET CHARGES À PAYER, NON DÉDUCTIBLES POUR L'ASSIETTE DE L'IMPÔT

(à détailler ci-dessous)		Dotations de l'exercice		Reprises sur l'exercice
Indemnités pour congés à payer, charges sociales et fiscales correspondantes non déductibles	ZV		ZW	
Provisions pour risques et charges				
Total des provisions pour risques et charges	8X		8Y	
Provisions pour dépréciation				
Total des provisions pour dépréciation	9D		9E	
Charges à payer				
Total des provisions pour charges à payer	9K		9L	
Totaux (Cadre III)	YN		YO	
Totaux à reporter au tableau 2058-A		ligne WI		ligne WU

CONSÉQUENCES DE LA MÉTHODE PAR COMPOSANTS (art. 237 septies du CGI)

		Montant au début de l'exercice	Imputations	Montant net à la fin de l'exercice
Montant de la réintégration ou de la déduction	L1			

11. TABLEAU D'AFFECTATION DU RÉSULTAT ET RENSEIGNEMENTS DIVERS

DGFiP N° 2058-C-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

Désignation de l'entreprise : PLANA.EARTH SAS — Néant ☐

ORIGINES	Report à nouveau figurant au bilan de l'exercice antérieur à celui pour lequel la déclaration est établie	ØC		AFFECTATIONS	Affectations aux réserves - Réserves légales	ZB	
					Affectations aux réserves - Autres réserves	ZD	
	Résultat de l'exercice précédant celui pour lequel la déclaration est établie	ØD	-1 341 780		Dividendes	ZE	
					Autres répartitions	ZF	
	Prélèvements sur les réserves	ØE			Report à nouveau	ZG	-1 341 780
	Total I	ØF	-1 341 780		Total II	ZH	-1 341 780

RENSEIGNEMENTS DIVERS

				Exercice N
ENGAGEMENTS	Engagements de crédit-bail mobilier (précisez le prix de revient des biens pris en crédit-bail J7)		YQ	
	Engagements de crédit-bail immobilier		YR	
	Effets portés à l'escompte et non échus		YS	
DÉTAIL DES POSTES — AUTRES ACHATS ET CHARGES EXTERNES	Sous-traitance		YT	28 790
	Locations, charges locatives et de copropriété (dont loyers des biens pris en location pour une durée > 6 mois J8)		XQ	101 485
	Personnel extérieur à l'entreprise		YU	
	Rémunérations d'intermédiaires et honoraires (hors rétrocessions)		SS	77 170
	Rétrocessions d'honoraires, commissions et courtages		YV	
	Autres comptes (dont cotisations versées aux organisations syndicales et professionnelles ES)		ST	26 394
	Total du poste correspondant à la ligne FW du tableau 2052		ZJ	233 838
DÉTAIL DES POSTES — IMPÔTS ET TAXES	Taxe professionnelle, CFE, CVAE		YW	3 362
	Autres impôts, taxes et versements assimilés (dont taxe intérieure de consommation sur les produits énergétiques ZS)		9Z	13 255
	Total du compte correspondant à la ligne FX du tableau 2052		YX	16 617
TVA	Montant de la TVA collectée		YY	
	Montant de la TVA déductible comptabilisée au cours de l'exercice au titre des biens et services ne constituant pas des immobilisations		YZ	35 732
DIVERS	Montant brut des salaires		ØZ	1 084 820
	Montant de la plus-value constatée en franchise d'impôt lors de la première option pour le régime simplifié d'imposition		ØS	
	Taux d'intérêts le plus élevé servi aux associés à raison des sommes mises à la disposition de la société		ZK	
	Numéro de centre de gestion agréé XP	Filiales et participations : liste au 2059G prévue par l'article 38 II de l'annexe III au CGI	ZR	Non
	Aides perçues ayant donné droit à la réduction d'impôt prévue au 4 de l'article 238 bis du CGI pour l'entreprise donatrice		RG	
	Montant de l'investissement reçu qui a donné lieu à amortissement exceptionnel chez l'entreprise investisseur dans le cadre de l'article 217 octies du CGI		RH	

RÉGIME DE GROUPE*	Société: résultat comme si elle n'avait jamais été membre	JA		Plus values à 15%	JK		Plus values à 0%	JL	
				Plus values à 19%	JM		Imputations	JC	
	Groupe : résultat d'ensemble	JD		Plus values à 15%	JN		Plus values à 0%	JO	
				Plus values à 19%	JP		Imputations	JF	
	Si vous relevez du régime de l'intégration fiscale : indiquer 1 si société mère ou 2 si société filiale				JH		N° SIRET société mère	JJ	

12. DÉTERMINATION DES PLUS ET MOINS VALUES

Désignation de l'entreprise : PLANA.EARTH SAS

Néant [X]

A – DÉTERMINATION DE LA VALEUR RÉSIDUELLE (IMMOBILISATIONS)

	Nature et date d'acquisition des éléments cédés		Valeur d'origine	Valeur nette réévaluée	Amortissements pratiqués en franchise d'impôt	Autres amortissements	Valeur résiduelle
	1		2	3	4	5	6
1							
2							
3							
4							
5							
6							
7							
8							
9							
10							
11							
12							

B – PLUS-VALUES, MOINS-VALUES

	Prix de vente	Montant global de la plus-value ou de la moins-value	Qualification fiscale des plus et moins-values réalisées				
			Court terme	Long terme			Plus-values taxables à 19 %
				19 %	15 % ou 12,8 %	0 %	
	7	8	9	10			11
1							
2							
3							
4							
5							
6							
7							
8							
9							
10							
11							
12							
13	Fraction résiduelle de la provision spéciale réévaluée afférente aux éléments cédés						
14	Amortissements irrégulièrement différés se rapportant aux éléments cédés						
15	Amortissements afférents aux éléments cédés mais exclus des charges déductibles par une disposition légale						
16	Amortissements non pratiqués en comptabilité et correspondant à la déduction fiscale pour investissement						
17	Provisions pour dépréciation des titres relevant PMVLT devenues sans objet...						
18	Dotations de l'exercice aux comptes de provisions pour dépréciation des titres relevt PMVLT						
19	Divers (détails à donner en extension 2)						
		TOTAL					

Cadre A : + ou - value nette à court terme Cadre B : + ou - value nette à long terme (ventilation par taux) Cadre C : autres plus-values taxables à 19%	A	B	C

Autres éléments : divers		Qualification fiscale des PV ou MV réalisées				Plus-values taxables à 19 %
		Court terme	Long terme			
			19 %	15 % ou 12,8 %	0 %	
1						
2						
3						
4						
5						
6						
7						
8						
9						
10						

13. SUIVI DES PLUS-VALUES À COURT TERME ET DES PLUS-VALUES DE FUSION OU D'APPORT

Désignation de l'entreprise : PLANA.EARTH SAS — Néant [X]

A – ÉLÉMENTS ASSUJETIS AU RÉGIME FISCAL DES PLUS-VALUES À COURT TERME

Origine		Montant net des plus-values réalisées	Montant antérieurement réintégré	Montant compris dans le résultat de l'exercice	Montant restant à réintégrer
Plus-values réalisées au cours de l'exercice	Imposition répartie				
	sur 3 ans (entreprises IR)				
	sur 10 ans				
	sur une durée différente				
	TOTAL 1				

Origine			Montant net des plus-values réalisées à l'origine	Montant antérieurement réintégré	Montant rapporté au résultat de l'exercice	Montant restant à réintégrer
Plus-values réalisées au cours des exercices antérieurs	Imposition répartie					
	sur 3 ans au titre de	N-1				
		N-2				
	Sur 10 ans ou sur une durée différente (art. 39 quaterdecies 1 ter et 1 quater du CGI) ………… au titre de :	N-1				
		N-2				
		N-3				
		N-4				
		N-5				
		N-6				
		N-7				
		N-8				
		N-9				
	TOTAL 2					

B – PLUS-VALUES RÉINTÉGRÉES DANS LES RÉSULTATS DES SOCIÉTÉS BÉNÉFICIAIRES DES APPORTS

(Cette rubrique ne comprend pas les plus-values afférentes aux biens non amortissables ou taxées lors des opérations de fusion ou d'apport)

Plus-values de fusion, d'apport partiel ou de scission (personnes morales soumises à l'impôt sur les sociétés seulement), cochez la case ci-contre ☐

Plus-values d'apport à une société d'une activité professionnelle exercée à titre individuel (toutes sociétés), cochez la case ci-contre ☐

Origine des plus-values et date des fusions ou des apports	Montant net des plus-values réalisées à l'origine	Montant antérieurement réintégré	Montant rapporté au résultat de l'exercice	Montant restant à réintégrer
TOTAL				

14. SUIVI DES MOINS-VALUES À LONG TERME

DGFIP N° 2059-C-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION
PAR WWW.TELEDEC.FR

Désignation de l'entreprise PLANA.EARTH SAS	Néant [X]
Entreprises soumises à l'IS ou à l'IR: Rappel de la plus ou moins value nette de l'exercice relevant du taux de 15 % ou 12,8%	
Entreprises soumises à l'IS: Gains nets retirés de la cession de titres de sociétés à prépondérance immobilière non cotées exclus du régime du long terme (art. 219 I a sexies-0 bis)	
Entreprises soumises à l'IS: Gains nets retirés de la cession de certains titres dont le prix de revient est supérieur à 22,8 M€ (art.219 Ia sexies-0)	

I – SUIVI DES MOINS-VALUES DES ENTREPRISES SOUMISES À L'IMPÔT SUR LE REVENU

Origine		Moins-values à 12,8%	Imputations sur les PVLT de l'exercice imposables à 12,8 %	Solde des moins values à 12,8 %
1		2	3	4
Moins-values nettes à long terme subies au cours des dix exercices antérieurs (montants restant à déduire à la clôture du dernier exercice)	N			
	N-1			
	N-2			
	N-3			
	N-4			
	N-5			
	N-6			
	N-7			
	N-8			
	N-9			
	N-10			

II – SUIVI DES MOINS-VALUES À LONG TERME DES ENTREPRISES SOUMISES À L'IMPÔT SUR LES SOCIÉTÉS

Origine		Moins-values		Imputation sur les plus-values à long terme	Imputations sur le résultat de l'exercice	Solde des moins-values à reporter
		à 19% ou 15%	à 19% ou 15% imputables sur le résultat de l'exercice	à 15% ou 19 %		
1		2	3	4	5	6
Moins-values nettes	N					
Moins-values nettes à long terme subies au cours des dix exercices antérieurs (montants restant à déduire à la clôture du dernier exercice)	N-1					
	N-2					
	N-3					
	N-4					
	N-5					
	N-6					
	N-7					
	N-8					
	N-9					
	N-10					

15. RÉSERVE SPÉCIALE DES PLUS-VALUES À LONG TERME RÉSERVE SPÉCIALE DES PROVISIONS POUR FLUCTUATION DES COURS

DGFiP N° 2059-D-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION PAR WWW.TELEDEC.FR

Désignation de l'entreprise : PLANA.EARTH SAS — Néant [X]

I - SITUATION DU COMPTE AFFECTÉ À L'ENREGISTREMENT DE LA RÉSERVE SPÉCIALE POUR L'EXERCICE N

			Sous-compte de la réserve spéciale des plus-values à long-terme				
			taxées à 10%	taxées à 15%	taxées à 18%	taxées à 19%	taxées à 25%
Montant de la réserve spéciale à la clôture de l'exercice précédent (N – 1)		1					
Réserves figurant au bilan des sociétés absorbées au cours de l'exercice		2					
	Total 1 et 2	3					
Prélèvements opérés	- donnant lieu à complément d'IS	4					
	- ne donnant pas lieu à complément d'IS	5					
	Total 4 et 5	6					
Montant réserve spéciale à la clôture de l'exercice (ligne 3 - ligne 6)		7					

II - RÉSERVE SPÉCIALE DES PROVISIONS POUR FLUCTUATION DES COURS (5ème, 6ème, 7ème alinéas de l'article 39-1-5ème du CGI)

Montant de la réserve à l'ouverture de l'exercice	Réserve figurant au bilan des sociétés absorbées au cours de l'année	Montants prélevés sur la réserve		Montant de la réserve à la clôture de l'exercice
		Donnant lieu à complément d'impôt	ne donnant pas lieu à complément d'impôt	
1	2	3	4	5

16. DÉTERMINATION DES EFFECTIFS ET DE LA VALEUR AJOUTÉE

Désignation de l'entreprise : PLANA.EARTH SAS — Néant ☐

Exercice ouvert le: 01/01/2024 et clos le: 31/12/2024 — Données en nombre de mois : 12

DÉCLARATION DES EFFECTIFS

Effectifs moyens du personnel :	YP	12
dont apprentis	YF	
dont handicapés	YG	
Effectifs affectés à l'activité artisanale	RL	

CALCUL DE LA VALEUR AJOUTÉE

I – Chiffre d'affaires de référence CVAE		
Ventes de produits fabriqués, prestations de services et marchandises	OA	3 232 372
Redevances pour concessions, brevets, licences et assimilés	OK	
Plus-values de cession d'éléments d'immobilisations corporelles et incorporelles, si rattachées à une activité normale et courante	OL	
Refacturations de frais inscrites au compte de transfert de charges	OT	
Total 1	OX	3 232 372
II – Autres produits à retenir pour le calcul de la valeur ajoutée		
Autres produits de gestion courante (hors quote-parts de résultat sur opérations faites en commun)	OH	10
Production immobilisée à hauteur des seules charges déductibles ayant concouru à sa formation	OE	
Subventions d'exploitation reçues	OF	
Variation positive des stocks	OD	
Transferts de charges déductibles de la valeur ajoutée	OI	
Rentrées sur créances amorties lorsqu'elles se rapportent au résultat d'exploitation	XT	
Total 2	OM	10
III – Charges à retenir pour le calcul de la valeur ajoutée		
Achats	ON	29 573
Variation négative des stocks	OQ	
Services extérieurs, à l'exception des loyers et des redevances	OR	102 780
Loyers et redevances, à l'exception de ceux afférents à des immobilisations corporelles mises à disposition dans le cadre d'une convention de location-gérance ou de crédit-bail ou encore d'une convention de location de plus de 6 mois	OS	12 443
Taxes déductibles de la valeur ajoutée	OZ	
Autres charges de gestion courante (hors quote-parts de résultat sur opérations faites en commun)	OW	185
Charges déductibles de la valeur ajoutée afférente à la production immobilisée déclarée	OU	
Fraction déductible de la valeur ajoutée des dotations aux amortissements afférents à des immobilisations corporelles mises à disposition dans le cadre d'une convention de location-gérance ou de crédit-bail ou encore d'une convention de location de plus de 6 mois	O9	
Moins-values de cession d'éléments d'immobilisation corporelles et incorporelles, si attachées à une activité normale et courante	OY	
Total 3	OJ	144 980
IV – Valeur ajoutée produite		
Calcul de la valeur ajoutée — **Total 1 +Total 2 - Total 3**	OG	3 087 402
V – Cotisation sur la valeur ajoutée des entreprises		
Valeur ajoutée assujettie à la CVAE (à reporter sur les formulaires n°s 1330-CVAE pour les multi-établissements et sur les formulaires n°s 1329-AC et 1329-DEF. Si la VA calculée est négative, il convient de reporter un montant égal à 0 au cadre C des formulaire n°s 1329-AC et 1329-DEF)	SA	3 087 402

Cadre réservé au mono-établissement au sens de la CVAE

Les entreprises effectuant uniquement des opérations à caractères agricoles n'entrant pas dans le champ de la CVAE ne doivent pas compléter ce cadre.

Si vous êtes assujettis à la CVAE et un mono-établissement au sens de la CVAE, veuillez compléter le cadre ci-dessous et la case SA, vous serez alors dispensé du dépôt du formulaire n° 1330 CVAE

Mono-etablissement au sens de la CVAE	EV	☒
Chiffre d'affaires de référence CVAE (report de la ligne OX, le cas échéant ajusté à 12 mois)	GX	3 232 372
Effectifs au sens de la CVAE	EY	
Chiffre d'affaires du groupe économique (art. 223 A du CGI)	HX	
Période de référence — GY - GZ du 01/01/2024	au	31/12/2024
Date de cessation	HR	

17. COMPOSITION DU CAPITAL SOCIAL

DGFiP N° 2059-F-SD 2025
ADAPTÉ POUR LA TÉLÉDÉCLARATION
PAR WWW.TELEDEC.FR

DÉNOMINATION DE L'ENTREPRISE : PLANA.EARTH SAS - SIREN : 918475930					Néant ☐
NOMBRE TOTAL D'ASSOCIES OU ACTIONNAIRES PERSONNES MORALES DE L'ENTREPRISE	P1	1	NOMBRE TOTAL DE PARTS OU D'ACTIONS CORRESPONDANTES	P3	5 000
NOMBRE TOTAL D'ASSOCIES OU ACTIONNAIRES PERSONNES PHYSIQUES DE L'ENTREPRISE	P2		NOMBRE TOTAL DE PARTS OU D'ACTIONS CORRESPONDANTES	P4	
TOTAL DES LIGNES P1 + P2	P5	1	TOTAL DES LIGNES P3 + P4	P6	5 000

I - CAPITAL DÉTENU PAR LES PERSONNES MORALES :

Forme juridique Gmbh Dénomination Plana.Earth

N° SIREN (si société établie en France) % de détention 100 Nb de parts ou actions 5 000

Adresse :

Torstrasse 107
10119 Berlin
ALLEMAGNE

II - CAPITAL DÉTENU PAR LES PERSONNES PHYSIQUES :

Titre Nom de famille

Nom d'usage % de détention Nb de parts ou actions

Naissance : Date N° Département Commune Pays

Adresse :

Titre Nom de famille

Nom d'usage % de détention Nb de parts ou actions

Naissance : Date N° Département Commune Pays

Adresse :

18. FILIALES ET PARTICIPATIONS

DÉNOMINATION DE L'ENTREPRISE : PLANA.EARTH SAS - SIREN : 918475930		Néant [X]
NOMBRE TOTAL DE FILIALES DÉTENUES PAR L'ENTREPRISE	905	

Forme juridique .... Dénomination ....
N° SIREN (si société établie en France) .... % de détention ....
Adresse :

Forme juridique .... Dénomination ....
N° SIREN (si société établie en France) .... % de détention ....
Adresse :

Forme juridique .... Dénomination ....
N° SIREN (si société établie en France) .... % de détention ....
Adresse :

Forme juridique .... Dénomination ....
N° SIREN (si société établie en France) .... % de détention ....
Adresse :

Forme juridique .... Dénomination ....
N° SIREN (si société établie en France) .... % de détention ....
Adresse :

Forme juridique .... Dénomination ....
N° SIREN (si société établie en France) .... % de détention ....
Adresse :

RÉPUBLIQUE FRANÇAISE
Liberté Égalité Fraternité

RÉDUCTIONS ET CRÉDITS D'IMPÔT

N°2069-RCI-SD (2025)
cerfa
N° 15252*11
ADAPTÉ À LA TÉLÉDÉCLARATION PAR TELEDEC.FR

Le formulaire récapitulatif des réductions et crédits d'impôt doit être transmis obligatoirement par voie électronique.

Exercice du 01/01/2024 **au** 31/12/2024 **ou Année :** 2024		
Dénomination de l'entreprise : PLANA.EARTH SAS		**Néant** [X]
SIREN de l'entreprise : SIREN : 918475930	**PME au sens communautaire**	☐
Régime de l'intégration fiscale ***(article 223 A du CGI)*** **: la société mère du groupe doit souscrire le formulaire n° 2069-RCI pour chacune des sociétés du groupe y compris sa propre déclaration** ***(article 49 septies Q de l'annexe III au CGI)***		
	Si vous êtes la société mère, cocher la case ci-contre	☐
Dans ce cas, indiquer la dénomination, adresse et SIREN de la société du groupe pour laquelle les réductions et crédits d'impôt sont déclarés (y compris pour les crédits et réductions d'impôt de la société mère)		
Dénomination, SIREN et adresse		

I - RÉDUCTIONS ET CRÉDITS D'IMPÔT NE DONNANT PAS LIEU AU DÉPÔT D'UNE DÉCLARATION SPÉCIALE

CRÉANCES NON REPORTABLES ET NON RESTITUABLES			
Réduction d'impôt pour mise à disposition d'une flotte de vélos *(article 220 undecies A du CGI) cf n°2079-VLO-FC-SD*			
Réduction d'impôt pour souscriptions en numéraire au capital des entreprises de presse *(article 220 undecies du CGI) cf n°2079-RIP-FC-SD*			
Autres créances non reportable et non restituables			
CRÉANCES REPORTABLES			
Réduction d'impôt en faveur du mécénat *(article 238 bis du CGI) cf n°2069-M-FC-SD*			
	Dont montant des dons et versements consentis à des organismes dont le siège est situé au sein de l' Union européenne ou de l'Espace économique européen		
	Dont montant des dons au profit de la reconstruction de Notre-Dame de Paris		
Crédit d'impôt pour la compétitivité et l'emploi (Montant total (ligne 1 × 9 %3) + (ligne 2 × 9 %3) x 10/90 + ligne 3) *(article 244 quater C du CGI) cf n°2079-CICE-FC-SD*			
	dont montant préfinancé		
	Montant total des rémunérations versées n'excédant pas 2,5 SMIC et ouvrant droit à crédit d'impôt versées à des salariés affectés à des exploitations situées à Mayotte	1	
	Montant des rémunérations éligibles à la majoration pour les salariés affectés à des exploitations situées à Mayotte, des professions pour lesquelles le paiement des congés et des charges sur les indemnités de congés est mutualisé entre les employeurs affiliés obligatoirement aux caisses de compensation prévues à l'*article L 3141-32 du code du travail*	2	
	Quote-part de crédit d'impôt résultant de la participation de l'entreprise dans des sociétés de personnes ou groupements assimilés	3	
Réduction d'impôt collectivités outre-mer *(article 151 de la loi n° 2020-1721 du 29 décembre 2020 de finances pour 2021)*			
Créance d'impôt en faveur des investisseurs institutionnels dans le logement locatif intermédiaire *(article 81 de la loi n° 2021-1900 du 30 décembre 2021 de finances pour 2022)*			
CRÉANCES NON REPORTABLES ET RESTITUABLES AU TITRE DE L'EXERCICE OU DE L'ANNÉE			
Crédit d'impôt formation des dirigeants d'entreprise *(article 244 quater M du CGI) cf n°2079-FCE-FC-SD*			
Crédit d'impôt pour le rachat d'une entreprise par ses salariés *(article 220 nonies du CGI) cf n°2079-RS-FC-SD*			
Crédit d'impôt pour dépenses de production d'œuvres cinématographiques *(article 220 sexies du CGI) cf n°2069-CI-FC-SD*			
Crédit d'impôt pour dépenses de production d'œuvres audiovisuelles *(article 220 sexies du CGI) cf n°2079-AV-FC-SD*			
Crédit d'impôt pour dépenses de production de films et d'œuvres audiovisuelles étrangers *(article 220 quaterdecies du CGI) cf n°2079-CINT-FC-SD*			
Crédit d'impôt en faveur des entreprises de spectacles vivants musicaux ou de variétés *(article 220 quindecies du CGI) cf 2079-SV-FC-SD*			
Crédit d'impôt en faveur des représentations théâtrales d'œuvres dramatiques *(article 220 sexdecies du CGI) cf 2079-RT-FC-SD*			
Crédit d'impôt en faveur des PME pour rénovation énergétique des bâtiments à usage tertiaire *(article 27 de la loi n° 2020-1721 du 29 décembre 2020 de finances pour 2021)*			
Crédit d'impôt en faveur des entreprises agricoles qui n'utilisent pas de produits phytopharmaceutiques à base de glyphosate *(article 140 de la loi n° 2020-1721 du 29 décembre 2020 de finances pour 2021)*			
Crédit d'impôt en faveur des entreprises agricoles disposant d'une certification d'exploitation à haute valeur environnementale *(article 151 de la loi n° 2020-1721 du 29 décembre 2020 de finances pour 2021)*			
Crédit d'impôt au titre des investissements dans l'industrie verte « C3IV » *(article 244 quater I)*			
Crédit d'impôt prêt avance mutation à taux zéro « PAM TZ » *(article 244 quater T du CGI)*			

II – CRÉDITS D'IMPÔT AVEC DÉPÔT OBLIGATOIRE D'UNE DÉCLARATION SPÉCIALE	
CRÉANCES NON REPORTABLES ET NON RESTITUABLES	
Crédits d'impôt afférents aux valeurs mobilières *(article 136 du CGI)*	
CRÉANCES REPORTABLES	
Crédit d'impôt pour investissement en Corse *(article 244 quater E du CGI) cf n°2069-D-SD*	
Crédit d'impôt en faveur de la recherche *(article 244 quater B du CGI) cf n°2069-A-SD*	
dont montant du crédit d'impôt pour les dépenses exposées dans des exploitations situées dans les DOM	
Crédit d'impôt en faveur de la recherche collaborative "CRC" *(article 244 quater B bis du CGI) cf n°2069-A-SD*	
CRÉANCES REPORTABLES ET NON RESTITUABLES	
Réduction d'impôt prêt à taux zéro mobilité *(article 107 de la loi n° 2021-1104 du 22 août 2021) cf. n°2078-G- SD*	
CRÉANCES NON REPORTABLES ET RESTITUABLES AU TITRE DE L'EXERCICE OU DE L'ANNÉE	
Crédit d'impôt famille *(article 244 quater F du CGI) cf n°2069-FA-SD*	
Crédit d'impôt en faveur de l'agriculture biologique *(article 244 quater L du CGI) cf n°2079-BIO-SD*	
Crédit d'impôt pour dépenses de production d'œuvres phonographiques *(article 220 octies du CGI) cf 2079-DIS-SD*	
Crédit d'impôt en faveur des métiers d'art *(article 244 quater O du CGI) cf n°2079-ART-SD*	
Crédit d'impôt en faveur des créateurs de jeux vidéo *(article 220 terdecies du CGI) cf n°2079-VIDEO-SD*	
Crédit d'impôt en faveur des éditeurs d'oeuvres musicales *(article 220 septdecies du CGI)*	
Crédit d'impôt sur les avances remboursables pour travaux d'amélioration de la performance énergétique *(article 244 quater U du CGI) cf 2078-B-SD*	
Crédit d'impôt prêt à taux zéro renforcé *(article 244 quater V du CGI) cf n°2078-F-SD*	
Crédit d'impôt en faveur du remplacement temporaire de l'exploitant agricole *(article 200 undecies du CGI) cf n°2079-RTA-SD*	
Crédit d'impôt pour investissements outre-mer dans le secteur productif *(article 244 quater W du CGI) cf n°2079-CIOP-SD*	
Crédit d'impôt pour investissements outre-mer dans le secteur du logement social *(article 244 quater X du CGI) cf n° 2079-CIOL-SD*	
<u>**PRÉCISIONS SUR L'UTILISATION DES CRÉDITS D'IMPÔTS :**</u>	

III - CAS PARTICULIERS	
CRÉDITS D'IMPÔTS EN CAS DE CESSATION AU TITRE DE L'ANNÉE N	
CRÉDITS D'IMPÔTS AU TITRE DE L'ANNÉE CIVILE N-1, EN CAS D'EXERCICE DE PLUS DE 12 MOIS	

Détail des charges à payer

Détail des charges à payer	Montant
CAVE 2024	3 362

TAUX RÉDUIT D'IMPÔT SUR LES SOCIÉTÉS
DÉTERMINATION DES BÉNÉFICES SOUMIS AU TAUX RÉDUIT
(art 219 I b du CGI, article 46 quater -0ZZ bis A de l'annexe III)

CALC219BF4

Identification de la société

Désignation de la société	PLANA.EARTH SAS - SIREN : 918475930
Adresse du siège social si différente	

	I. Résultats de l'exercice	
A. Résultats imposables dans les conditions de droit commun		
a	Bénéfice net de l'exercice avant imputation des déficits antérieurs	1 455 085
b	Dont plus-value nette à court terme	
c	Déficits ou amortissements réputés différés imputés au titre de l'exercice	1 227 543
B . Résultats relevant du régime des plus-values à long terme		
d	Plus-value nette à long terme de l'exercice	
e	Dont résultat net de la concession de licences d'exploitation CGI art 39 terdecies -1	
f	Dont moins-values à long terme ou déficits imputés au titre de l'exercice	
	II. Bénéfices soumis au taux réduit	
g	Montant maximum exigible au taux réduit : 42500 € x durée de l'exercice en mois /12	42 500
h	Dont plus-value nette à court terme imposable	
i	Dont résultat net imposable dans les conditions de droit commun autre que la plus-value nette à court terme de l'exercice	42 500
j	Dont résultat net imposable de la concession de licences d'exploitation CGI art 39 terdecies -1	
k	Dont plus-value nette à long terme autre que le résultat net imposable de la concession de licences d'exploitation CGI art 39 terdecies -1	
	Total lignes h à k	42 500
l	**III. Bénéfices soumis au taux normal** (a-c-h-i)	185 043
m	**IV. Plus-value nette à long terme soumise au taux de 19%** (d-j-k)	

TELEDEC.fr

Attestation de non-obligation de dépôt DECLOYER

Entreprise : PLANA.EARTH SAS

SIREN : 918475930

Attestation produite le 28/04/2025

AUCUNE OBLIGATION DE DECLOYER POUR CE SIREN

RÉPUBLIQUE FRANÇAISE
Liberté Égalité Fraternité

IMPÔT SUR LES SOCIÉTÉS
(documents 2065 et 2065-Bis)

N° 2065-SD
2025
cerfa
N° 11084*26
ADAPTÉ À LA TÉLÉDÉCLARATION PAR TELEDEC.FR

Exercice ouvert le	01/01/2024	et clos le	31/12/2024	Régime simplifié d'imposition	
Déclaration souscrite pour le résultat d'ensemble du groupe				Régime réel normal	[X]
Si PME innovantes, cocher la case ci-contre					☐
Si option pour le régime optionnel de taxation au tonnage, art. 209-0 B (entreprises de transport maritime), cocher la case					☐

A — IDENTIFICATION DE L'ENTREPRISE

Désignation de la société	Adresse du principal établissement
PLANA.EARTH SAS - SIREN : 918475930	**** LIASSE FISCALE TÉLÉDÉCLARÉE ****
Adresse du siège social	**Ancienne adresse en cas de changement**
24 RUE DE MOGADOR 75009 PARIS FRANCE	

RÉGIME FISCAL DES GROUPES

Les entreprises placées sous le régime des groupes de sociétés doivent déposer cette déclaration en deux exemplaires (art 223 A à U du CGI)

Date d'entrée dans le groupe de la société déclarante

Pour les sociétés filiales, désignation, adresse du lieu d'imposition et n° d'identification de la société mère:

B — ACTIVITÉ

Activités exercées	En France et à l'étranger soutien des organisa	Si vous avez changé d'activité, cochez la case	☐

C — RÉCAPITULATION DES ÉLÉMENTS D'IMPOSITION

1. Résultat fiscal	Bénéfice imposable au taux normal	185 043	Déficit	0
	L'entreprise ne bénéficie pas du taux réduit à 15%	☐	Résultat net de cession, de concession ou de sous-concession des brevets et droits de propriété industrielle assimilés imposable au taux de 10 %	
	Bénéfice imposable à 15%	42 500		

2. Plus-values

PV à long terme imposables à 15%		PV à long terme imposables à 19%		Autres PV imposables à 19%	
PV à long terme imposables à 0%		PV exonérées (238 *quindecies*)			

3. Abattements sur le bénéfice et exonérations

Entreprise nouvelle, art 44 *sexies*	☐	Jeunes entreprises innovantes, art. 44 *sexies* -0 A	☐	Zone de restructuration de la défense art.44 *terdecies*	☐
France Ruralités Revitalisation FRR art. 44 quindecies A	☐	Zone franche d'activité nouvelle génération art.44 *quaterdecies*	☐	Autres dispositifs	☐
Bassins urbains à dynamiser (BUD), art.44 *sexdecies*	☐	Zone franche Urbaine – Territoire entrepreneur, art 44 *octies* A	☐	Zone de revitalisation rurale, art. 44 *quindecies*	☐
Société d'investissement immobilier cotée	☐	Zone de développement prioritaire, art. 44 *septdecies*	☐	Bassins d'emploi à redynamiser, art.44 *duodecies*	☐
Bénéfice ou déficit exonéré				Plus values exonérées relevant du taux de 15%	

4. Option pour le crédit d'impôt outre-mer

dans le secteur productif, art 244 *quater* W (cocher la case) ☐

D — IMPUTATIONS

1. Au titre des revenus mobiliers de source française ou étrangère, ayant donné lieu à la délivrance d'un certificat de crédits d'impôts
2. Au titre des revenus auxquels est attaché,.. un crédit d'impôt représentatif de l'impôt de cet état, territoire ou collectivité.

E — CONTRIBUTION ANNUELLE SUR LES REVENUS LOCATIFS

Recettes nettes soumises à la contribution de 2,5%

F — COMPTABILITÉ INFORMATISÉE

L'entreprise dispose-t-elle d'une comptabilité informatisée ?	Oui	Si oui, indication du logiciel utilisée	PENNYLANE

COMPTABLE, CONSEIL ET/OU CGA	Visa : CGA	☐	Viseur conventionné	☐

Comptable : ☐ Salarié ?

SAS TREE PARTNERS ADVISORY
29 RUE DU COLISEE
75008 PARIS 8
Tél: 0181705772
FRANCE

Examen de conformité fiscale (ECF)	☐	**Nom du prestataire ECF**	

ADAPTÉ À LA TÉLÉDÉCLARATION PAR TELEDEC.FR

IMPÔT SUR LES SOCIÉTÉS
ANNEXE AU FORMULAIRE N° 2065-SD

Si déposé néant, cochez la case : [X]

G	RÉPARTITION DES PRODUITS DES ACTIONS ET DES PARTS SOCIALES, AINSI QUE DES REVENUS ASSIMILÉS DISTRIBUÉS		
Montant global brut des distributions:	payées par la société elle-même	a	
	payées par un établissement chargé du service des titres	b	
Montant des distrib. correspdt à des rémunérations ou à des avantages dt la sté ne désigne pas les bénéficiaires:		c	
Montant des prêts avances et acomptes consentis aux associés, actionnaires et porteurs de parts		d	
Montant des autres distributions:			
		e	
		f	
		g	
		h	
Montant des revenus distribués éligibles à l'abattement de 40 %		i	
Montant des revenus distribués non éligibles à l'abattement de 40%		j	
Montant des revenus répartis		Total (a à h)	

H — RÉMUNÉRATIONS NETTES VERSÉES AUX MEMBRES DE CERTAINES SOCIÉTÉS

Nom prénoms domicile qualité (associé,ass gérant) - SARL : tous associés - SCA : associés gérants - SNC ou SCS associés en nom ou commandités - SEP , sté copropriété navires : associés, gérants et coparticipants	Pour les SARL Nombre de parts sociales appartenant à chaque associé en toute propriété ou en usufruit.	Sommes versées, au cours de la période retenue pour l'assiette de l'impôt sur les sociétés, à chaque associé, gérant ou non, désigné col.1, à titre de traitements, émoluments, indemnités, remboursements forfaitaires de frais ou autres rémunérations de ses fonctions dans la société. Année au cours de laquelle le versement a été effectué	Montant des sommes versées à titre de traitements, émoluments et indemnités proprement dits	à titre de frais de représentation, de mission et de déplacement Indemnités forfaitaires	Remboursements	à titre de frais professionnels autres que ceux visés dans les colonnes 5 et 6 Indemnités forfaitaires	Remboursements

I — DIVERS

* NOM ET ADRESSE DU PROPRIÉTAIRE DU FONDS (en cas de gérance libre)

* ADRESSES DES AUTRES ÉTABLISSEMENTS (si ce cadre est insuffisant, joindre un état du même modèle)

J — CADRE NE CONCERNANT QUE LES ENTREPRISES PLACÉES SOUS LE RÉGIME SIMPLIFIÉ D'IMPOSITION

Rémunérations	Montant brut des salaires (hors apprentis et handicapés)	
	Rétrocessions d'honoraires, de commissions et de courtages	

MVLT imposées	à 0 %	à 15 %	à 19 %
MVLT restant à reporter à l'ouverture de l'exercice			
MVLT imputée sur les PVLT de l'exercice			
MVLT réalisée au cours de l'exercice			
MVLT restant à reporter			

K — OBLIGATION DÉCLARATIVE DES ORGANISMES BÉNÉFICIAIRES DE DONS

Montant cumulé des dons mentionnés sur les reçus fiscaux et perçus au titre de l'exercice	
Nombre de reçus délivrés	

TREE
PARTNERS
ADVISORY

TREE PARTNERS ADVISORY

SAS with capital of 3000 Euros - SIREN: 899226625

29 RUE DU COLISEE, 75008 PARIS 8

Phone: 0181705772 - www.treepartners.eu

Company Registration No. 14382961 (England and Wales)

PLANA.EARTH LIMITED
ANNUAL REPORT AND UNAUDITED ACCOUNTS
FOR THE YEAR ENDED 31 DECEMBER 2024

CONTENTS

	Page
Company information	3
Director's report	4
Accountants' report	5
Income statement	6
Statement of financial position	7
Notes to the accounts	8
Detailed profit and loss account	10

PLANA.EARTH LIMITED
COMPANY INFORMATION
FOR THE YEAR ENDED 31 DECEMBER 2024

Director	Lubomila Jordanova
Company Number	14382961 (England and Wales)
Registered Office	3RD FLOOR 86-90 PAUL STREET LONDON EC2A 4NE UNITED KINGDOM
Accountants	Nuvem 9 Ltd The Mount Business Centre Woodstock Link Belfast County Antrim BT6 8DD

PLANA.EARTH LIMITED
(COMPANY NO: 14382961 ENGLAND AND WALES)
DIRECTOR'S REPORT

The director presents her report and accounts for the year ended 31 December 2024.

Directors

Lubomila Jordanova held office during the whole of the period.

Statement of directors' responsibilities

The directors are responsible for preparing the report and accounts in accordance with applicable law and regulations.

Company law requires the directors to prepare accounts for each financial year. Under that law, the directors have elected to prepare the accounts in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the accounts unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these accounts, the directors are required to:

- select suitable accounting policies and then apply them consistently;
- make judgements and estimates that are reasonable and prudent;
- prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company's transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the accounts comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Small company provisions

This report has been prepared in accordance with the special provisions relating to small companies within Part 15 of the Companies Act 2006.

Signed on behalf of the board of directors

....

Lubomila Jordanova
Director

Approved by the board on: 19 February 2025

ACCOUNTANTS' REPORT TO THE BOARD OF DIRECTORS ON THE UNAUDITED FINANCIAL STATEMENTS OF PLANA.EARTH LIMITED FOR THE YEAR ENDED 31 DECEMBER 2024

In accordance with our terms of engagement, and in order to assist you to fulfil your duties under the Companies Act 2006, we have compiled the financial statements of the company which comprise the Profit and Loss Account, the Balance Sheet and the related notes from the accounting records and information and explanations you have given to us.

This report is made solely to the company's Board of Directors, as a body, in accordance with the terms of our engagement. Our work has been undertaken so that we might compile the financial statements that we have been engaged to compile, report to the company's Board of Directors that we have done so and state those matters that we have agreed to state to them in this report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's Board of Directors as a body, for our work or for this report.

We have carried out this engagement in accordance with guidance issued by the Chartered Accountants Ireland and have complied with the ethical guidance laid down by the Institute relating to members undertaking the compilation of financial statements.

You have acknowledged on the balance sheet for the year ended 31 December 2024 your duty to ensure that the company has kept proper accounting records and to prepare financial statements that give a true and fair view under the Companies Act 2006. You consider that the company is exempt from the statutory requirement for an audit for the year.

We have not been instructed to carry out an audit of the financial statements. For this reason, we have not verified the accuracy or completeness of the accounting records or information and explanations you have given to us and we do not, therefore, express any opinion on the financial statements.

Nuvem 9 Ltd
Chartered Accountants

The Mount Business Centre
Woodstock Link
Belfast
County Antrim
BT6 8DD

19 February 2025

PLANA.EARTH LIMITED
INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2024

	2024	2023
	£	£
Turnover	753,859	388,860
Cost of sales	(110,570)	-
Gross profit	643,289	388,860
Administrative expenses	(643,287)	(385,608)
Operating profit	2	3,252
Loss due to foreign exchange differences	(2)	(2,946)
Interest payable and similar charges	-	(306)
Profit on ordinary activities before taxation	-	-
Tax on profit on ordinary activities	-	-
Profit for the financial year	-	-

D.L.J.D

PLANA.EARTH LIMITED
STATEMENT OF FINANCIAL POSITION
AS AT 31 DECEMBER 2024

	Notes	2024 £	2023 £
Fixed assets			
Tangible assets	4	2,530	4,032
Current assets			
Debtors	5	27,685	435,936
Cash at bank and in hand		31,974	58,492
		59,659	494,428
Creditors: amounts falling due within one year	6	(12,971)	(57,249)
Net current assets		46,688	437,179
otal assets less current liabilities		49,218	441,211
Creditors: amounts falling due after more than one year	7	(44,218)	(436,211)
Net assets		5,000	5,000
Capital and reserves			
Called up share capital		5,000	5,000
Shareholders' funds		5,000	5,000

For the year ending 31 December 2024 the company was entitled to exemption from audit under section 477 of the Companies Act 2006 relating to small companies. The members have not required the company to obtain an audit in accordance with section 476 of the Companies Act 2006.

The director acknowledges her responsibilities for complying with the requirements of the Act with respect to accounting records and the preparation of accounts.

hese accounts have been prepared in accordance with the provisions applicable to companies subject to the small companies' gime and in accordance with the provisions of FRS 102 Section 1A - Small Entities.

The financial statements were approved by the Board and authorised for issue on 19 February 2025 and were signed on its behalf by

Lubomila Jordanova
Director

Company Registration No. 14382961

1 Statutory information

PlanA.Earth Limited is a private company, limited by shares, registered in England and Wales, registration number 14382961. The registered office is 3RD FLOOR 86-90 PAUL STREET, LONDON, EC2A 4NE, UNITED KINGDOM.

2 Compliance with accounting standards

The accounts have been prepared in accordance with the provisions of FRS 102 Section 1A Small Entities. There were no material departures from that standard.

3 Accounting policies

The principal accounting policies adopted in the preparation of the financial statements are set out below and have remained unchanged from the previous year, and also have been consistently applied within the same accounts.

Basis of preparation
The accounts have been prepared under the historical cost convention as modified by the revaluation of certain fixed assets.

Presentation currency
The accounts are presented in £ sterling.

Tangible fixed assets and depreciation
Tangible assets are included at cost less depreciation and impairment. Depreciation has been provided at the following rates in order to write off the assets over their estimated useful lives:

Computer equipment	3 year straight line

4 Tangible fixed assets

	Computer equipment £
Cost or valuation	At cost
At 1 January 2024	4,502
At 31 December 2024	4,502
Depreciation	
At 1 January 2024	470
Charge for the year	1,502
At 31 December 2024	1,972
Net book value	
At 31 December 2024	2,530
At 31 December 2023	4,032

5 Debtors

	2024 £	2023 £
Amounts falling due within one year		
VAT	27,685	11,164
Trade debtors	-	424,772
	27,685	435,936

ULIL

6 Creditors: amounts falling due within one year

	2024	2023
	£	£
Trade creditors	300	38,730
Taxes and social security	12,628	18,493
Other creditors	43	26
	12,971	57,249

7 Creditors: amounts falling due after more than one year

	2024	2023
	£	£
Amounts owed to group undertakings and other participating interests	44,218	436,211

Average number of employees

During the year the average number of employees was 9 (2023: 9).

O.C.O.

PLANA.EARTH LIMITED
DETAILED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 2024

This schedule does not form part of the statutory accounts.

	2024	2023
	£	£
Turnover		
Sales	753,859	388,860
Cost of sales		
Commissions payable	110,570	-
Gross profit	643,289	388,860
Administrative expenses		
Wages and salaries	472,148	289,698
Pensions	23,511	6,831
Employer's NI	65,879	28,344
Staff training and welfare	1,944	711
Travel and subsistence	8,636	1,204
Motor expenses	-	16
Entertaining	1,216	377
Rent	26,475	25,803
Telephone and fax	22	-
Postage	862	-
Bank charges	273	77
Insurance	316	579
Software	1,192	434
Depreciation	1,501	470
Sundry expenses	1,514	1,968
Accountancy fees	4,524	4,023
Advertising and PR	8,274	73
Other legal and professional	25,000	25,000
	643,287	385,608
Operating profit	2	3,252
Exceptional items		
Loss due to foreign exchange differences	(2)	(2,946)
Interest payable		
Other loans	-	306
Profit on ordinary activities before taxation	-	-

D.L.D

планА.ърт ЕООД

ЕИК: 207837828

Годишен финансов отчет
за 2024 година

Съдържание:

1. Баланс
2. Отчет за приходите и разходите*

*Съгласно чл. 38, ал. 4 и във връзка с § 3 от допълнителние разпоредби от Закона за счетоводството пі ,приятието е избрало да не публикува своя отчет за приходите и разходите, тосст с задължено да публикува само баланс.

Пояснителни бележки относно публикуването на годишния финансов отчет:

За 2024 година предприятието планА.ърт ЕООД е микропредприятие, съгласно чл. 19, ал. 2 от Закона за счетоводството и съгласно чл. 29, ал. 4 от същия закон годишният финансов отчет може да се състои само от съкратен баланс и съкратен отчет за приходите и разходите по раздели, в съответствие с изискванията по точки 16.24 и 20.4 от СС 1 - Представяне на финансови отчети.

За 2024 година предприятието не подлежи на задължителен финансов одит и при спазване на изискванията на чл. 42, ал. 1 от Закона за счетоводството не е задължено и не изготвя доклад за дейността.

планА.ърт ЕООД

Съкратен баланс съгласно СС 1 – Представяне на финансови отчети
Седалище и адрес: гр. София, бул. "Черни връх" № 51, бл. Коуъркинг Уъркбетър
ЕИК: 207837828

БАЛАНС
към 31.12.2024

АКТИВ			ПАСИВ		
РАЗДЕЛИ, ГРУПИ, СТАТИИ	Сума в хил. лв.		РАЗДЕЛИ, ГРУПИ, СТАТИИ	Сума в хил. лв.	
	Текуща година	Предходна година		Текуща година	Предходна година
А. Записан, но невнесен капитал	0	0	А. Собствен капитал	(40)	0
Б. Нетекущи (дълготрайни) активи	0	0	Б. Провизии и сходни задължения	0	0
В. Текущи (краткотрайни) активи	105	0	В. Задължения	145	0
Г. оди за бъдещи периоди	0	0	Г. Финансирания и приходи за бъдещи периоди	0	0
СУМА НА АКТИВА (А+Б+В+Г)	**105**	**0**	**СУМА НА ПАСИВА (А+Б+В+Г)**	**105**	**0**

Дата на изготвяне на отчета: 02.04.2025

Съставител: ....

Данаил Коев

Управител: ....

Любомила Йорданова

CERTIFICATE *of* SIGNATURE

REF. NUMBER
Y6VVZ-RASAT-NGHBP-AJFXM

DOCUMENT COMPLETED BY ALL PARTIES ON
16 SEP 2025 16:13:36 UTC

SIGNER	TIMESTAMP	SIGNATURE
LUBOMILA JORDANOVA EMAIL LUBOMILA@PLANA.EARTH	SENT 16 SEP 2025 14:33:58 UTC VIEWED 16 SEP 2025 16:13:19 UTC SIGNED 16 SEP 2025 16:13:36 UTC	 IP ADDRESS 139.28.86.74

RECIPIENT VERIFICATION

EMAIL VERIFIED
16 SEP 2025 16:13:19 UTC

Project Pyra - Nov-25 Trading Update - Balance sheet

planA

Strictly Private & Confidential

Project Pyra
NWC

Latest balance sheet shared as part of management accounts

	Jan 25	Feb 25	Mrz 25	Apr 25	Mai 25	Jun 25	Jul 25	Aug 25	Sep 25	Okt 25	Nov 25
Current assets											
Trade receivables	826.213	729.357	1.203.392	864.047	763.688	625.838	678.008	803.194	1.121.240	1.009.416	1.016.755
Other current assets	123.823	227.502	449.837	529.904	760.114	980.375	880.204	880.204	896.110	818.826	819.324
VAT receivable	99.532	149.280	194.339	250.903	298.618	352.304	387.339	395.195	450.831	473.080	490.628
Prepaid expenses	254.456	217.043	191.435	180.213	166.725	146.528	129.543	111.633	105.505	85.129	68.907
Total current assets	**1.304.023**	**1.323.181**	**2.039.003**	**1.825.067**	**1.989.144**	**2.105.045**	**2.075.093**	**2.190.225**	**2.573.686**	**2.386.452**	**2.395.614**
Current liabilities											
Trade payables	220.522	331.649	642.432	587.349	762.606	960.462	1.023.688	968.038	1.233.490	865.863	872.397
Deferred revenue	1.348.596	1.307.018	1.503.770	1.432.413	1.266.451	1.179.066	1.269.278	1.243.608	1.404.865	1.333.039	1.298.021
Other payables	430.591	421.355	466.250	469.048	382.340	377.495	364.288	260.663	284.888	259.898	242.272
VAT payables	43.566	172.491	260.966	296.246	326.912	270.238	339.721	370.730	459.641	480.167	502.438
Accruals	262.578	279.889	345.508	288.592	256.277	269.484	259.116	322.036	264.606	265.328	265.477
Total current assets	**2.305.854**	**2.512.401**	**3.218.926**	**3.073.649**	**2.994.586**	**3.056.745**	**3.256.090**	**3.165.075**	**3.647.491**	**3.204.295**	**3.180.605**
NWC	**(1.001.830)**	**(1.189.220)**	**(1.179.923)**	**(1.248.582)**	**(1.005.442)**	**(951.700)**	**(1.180.997)**	**(974.850)**	**(1.073.805)**	**(817.843)**	**(784.991)**

End of sheet

Project Pyra
Consolidated Balance Sheet

Balance sheet from Financial model

	31. Dez 24	31. Jan 25	28. Feb 25	31. Mrz 25	30. Apr 25	31. Mai 25	30. Jun 25	31. Jul 25	31. Aug 25	30. Sep 25	31. Okt 25	30. Nov 25
Assets												
Trade receivables	673.066	826.213	729.357	1.203.392	864.047	763.688	625.838	678.008	803.194	1.121.240	1.009.416	1.016.755
Other current assets	21.267	123.823	227.502	449.837	529.904	760.114	980.375	880.204	880.204	896.110	818.826	819.324
VAT receivables	34.802	99.532	149.280	194.339	250.903	298.618	352.304	387.339	395.195	450.831	473.080	490.628
Prepaid expenses	189.922	254.456	217.043	191.435	180.213	166.725	146.528	129.543	111.633	105.505	85.129	68.907
Small Value Assets	6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727
Cash& Cash equivalents	3.552.733	2.969.869	2.321.999	1.602.549	929.882	1.472.270	1.069.764	695.794	1.582.567	1.195.978	549.126	772.132
Deposits	118.155	118.155	118.155	118.155	118.155	118.155	118.155	118.155	118.155	163.137	163.137	159.995
Total assets	4.596.671	4.398.775	3.770.062	3.766.434	2.879.831	3.586.296	3.299.691	2.895.769	3.897.674	3.939.528	3.105.442	3.334.469
Equity												
Share capital	91.292	91.292	91.292	91.292	91.292	93.489	93.489	93.489	93.489	93.489	94.081	94.426
Capital Reserves	36.134.838	36.134.838	36.134.838	36.134.838	36.134.838	37.489.871	37.910.036	37.910.036	37.910.036	37.910.036	37.910.066	38.491.705
Capital Reserves due to additional Equity	794	3.211	3.326	3.524	3.569	3.579	3.579	3.624	6.198	6.284	6.284	6.284
Retained earnings - balance prev. FYs	(33.475.672)	(33.475.672)	(33.475.672)	(33.475.672)	(33.475.672)	(33.425.674)	(33.425.674)	(33.425.674)	(33.425.674)	(33.425.274)	(33.495.280)	(33.517.182)
Retained earnings - balance current FYs	-	(660.749)	(1.496.123)	(2.206.474)	(2.947.845)	(3.569.554)	(4.338.483)	(4.941.795)	(3.851.449)	(4.292.500)	(4.614.004)	(4.921.370)
Total	2.751.252	2.092.920	1.257.661	547.506	(193.818)	591.710	242.947	(360.320)	732.600	292.035	(98.853)	153.863
Liabilities												
Trade payables	181.303	220.522	331.649	642.432	587.349	762.606	960.462	1.023.688	968.038	1.233.490	865.863	872.397
Deferred revenue	1.010.946	1.348.596	1.307.018	1.503.770	1.432.413	1.266.451	1.179.066	1.269.278	1.243.608	1.404.865	1.333.039	1.298.021
Other payables	404.688	430.591	421.355	466.250	469.048	382.340	377.495	364.268	260.663	284.888	259.898	242.272
VAT payables	(12.194)	43.566	172.491	260.966	296.246	326.912	270.238	339.721	370.730	459.641	480.167	502.438
Accruals	260.675	262.578	279.889	345.508	288.592	256.277	269.484	259.116	322.036	264.606	265.328	265.477
Total	1.845.419	2.305.854	2.512.401	3.218.926	3.073.649	2.994.586	3.056.745	3.256.090	3.165.075	3.647.491	3.204.295	3.180.605
Total Equites + Liabilities	4.596.671	4.398.774	3.770.062	3.766.434	2.879.831	3.586.296	3.299.692	2.895.770	3.897.675	3.939.526	3.105.442	3.334.469
Check	0	1	(0)	(0)	(0)	(1)	(1)	(0)	(1)	2	0	0

Supporting documents

Assets

	Entity	Translation	31. Dez 24	31. Jan 25	28. Feb 25	31. Mrz 25	30. Apr 25	31. Mai 25	30. Jun 25	31. Jul 25	31. Aug 25	30. Sep 25	31. Okt 25	30. Nov 25
Trade receivables	**Entity**	**Translation**												
Forderung aus L&L	Germany	Claim arising from L&L	673.066	826.213	729.357	1.203.392	864.047	763.688	625.838	678.008	803.194	1.121.240	1.009.416	1.016.755
France	France	-	-	-	-	-	-	-	-	-	-	-	-	-
UK	UK	-	-	-	-	-	-	-	-	-	-	-	-	-
Bulgaria	BG	-	-	-	-	-	-	-	-	-	-	-	-	-
Total			673.066	826.213	729.357	1.203.392	864.047	763.688	625.838	678.008	803.194	1.121.240	1.009.416	1.016.755
Other current assets														
Anteile an verbundenen Unternehmen (AV)	Germany	Shares in affiliated companies (AV)	13.239	13.239	13.239	13.239	13.239	13.239	13.239	13.239	13.239	13.239	13.239	13.239
Forderung PlanA.Earth SAS	Germany	Receivable from PlanA.Earth SAS	-	100.000	200.000	420.000	500.000	700.000	920.000	940.000	1.020.000	1.080.000	1.185.000	1.245.000
Forderung PlanA.Earth Limited	Germany	Receivable from PlanA.Earth Limited	-	100.000	100.000	200.000	200.000	180.000	200.000	230.000	230.000	240.000	240.000	250.000
PlanA.Earth EOOD	Germany	PlanA.Earth EOOD	-	-	-	-	-	50.000	50.000	50.000	50.000	70.000	-	-
Forderg. gg. Personal Lohn- und Gehalt	Germany	Receivables against staff wages and salaries	1.624	1.637	1.098	1.098	1.098	(19.021)	(19.021)	(19.021)	(19.021)	(19.021)	(19.021)	(19.021)
Forderungen ggb. Krankenkasse aus AAG	Germany	Receivables against health insurance fund fr	7.924	7.924	7.924	7.924	7.924	7.924	7.924	7.924	7.924	(11.172)	(11.172)	(11.172)
Geldtransit	Germany	Money in transit	-	-	-	-	-	-	-	-	-	-	-	-
Payhawk - Verrechnungskonto	Germany	-	-	-	-	-	-	-	-	-	-	-	-	-
France	France	-	(506)	4.176	4.176	4.176	4.176	4.176	3.923	(116.077)	(196.077)	(251.075)	(348.574)	(408.284)
UK	UK	-	1.255	(96.801)	(96.801)	(194.533)	(194.533)	(174.271)	(193.824)	(223.304)	(223.304)	(223.304)	(238.088)	(247.881)
Bulgaria	BG	-	(2.268)	(6.351)	(2.134)	(2.067)	(2.000)	(1.932)	(1.865)	(2.557)	(2.557)	(2.557)	(2.557)	(2.557)
Total			21.267	123.823	227.502	449.837	528.904	760.114	980.375	880.204	880.204	896.110	818.826	819.324
VAT receivables	**Entity**	**Translation**												
Abziehbare Vorsteuer	Germany	Deductible input tax	-	-	-	-	-	-	-	-	-	-	8	10
Abziehbare Vorsteuer 7%	Germany	Deductible input tax 7%	-	144	431	727	1.010	1.035	1.111	1.156	1.161	1.187	1.196	1.204
Abziehbare Vorsteuer aus EU-Erwerb 19%	Germany	Deductible input tax from EU purchases 19%	-	11	11	11	11	11	11	11	11	11	11	22
Abziehbare Vorsteuer 19%	Germany	Deductible input tax 19%	-	31.725	51.811	61.472	89.879	113.326	147.855	164.536	167.671	211.836	226.380	233.129
Abziehbare Vorsteuer § 13b UStG 19%	Germany	Deductible input tax § 13b UStG 19%	-	32.457	61.664	96.599	124.340	148.510	167.510	189.977	194.312	205.327	212.869	224.416
Vorst. in Folgeperiode /-jahr abziehbar	Germany	Input tax deductible in subsequent period/yea	-	-	-	60	-	-	-	-	-	-	-	-
France	France	-	2.726	2.726	2.726	2.726	2.726	2.720	2.726	(2.181)	(1.936)	(1.648)	(1.598)	(1.548)
UK	UK	-	32.076	32.470	32.637	32.743	32.938	33.010	33.082	33.082	33.152	33.225	33.246	33.261
BG	BG	-	-	-	-	-	-	-	-	758	826	893	960	135
VAT payables														
Umsatzsteuer aus EU-Erwerb 19%	Germany	Value added tax from EU purchases 19%	-	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(22)
Umsatzsteuer 19%	Germany	Value added tax 19%	-	(83.861)	(100.812)	(154.351)	(189.864)	(197.975)	(214.444)	(261.468)	(261.466)	(306.200)	(319.185)	(329.898)
Umsatzsteuer nicht fällig 19%	Germany	Value added tax not due 19%	(104.776)	(44.207)	(34.481)	(34.481)	(6.508)	(4.893)	(4.893)	(4.893)	(4.893)	(4.893)	(4.893)	(4.893)
Umsatzsteuer-Vorauszahlungen	Germany	Value added tax prepayments	-	-	(47.447)	(47.447)	(47.447)	(47.447)	44.704	44.704	16.030	(15.134)	(15.134)	(15.134)
Umsatzsteuer nach § 13b UStG 19%	Germany	Value added tax pursuant to Section 13b of tl	-	(32.457)	(61.664)	(96.599)	(124.340)	(148.510)	(167.519)	(189.977)	(194.312)	(205.327)	(212.869)	(224.416)
Umsatzsteuerverbindlichkeiten Vorjahr	Germany	Value added tax liabilities from the previous y	(27.142)	(27.142)	(27.142)	(27.142)	(27.142)	(27.142)	(27.142)	(27.142)	(27.142)	(27.142)	(27.142)	(27.142)
Umsatzsteuerverbindlichk. frühere Jahre	Germany	Value added tax liabilities from previous year	144.112	144.112	99.066	99.066	99.066	99.066	99.066	99.066	99.066	99.066	99.066	99.066
Prepaid expenses														
Aktive Rechnungsabgrenzung	Germany	Prepaid expenses	189.922	254.456	217.043	191.435	180.213	166.725	146.528	129.543	111.633	105.505	85.129	68.907
France	France		-	-	-	-	-	-	-	-	-	-	-	-
UK	UK		-	-	-	-	-	-	-	-	-	-	-	-
Bulgaria	BG		-	-	-	-	-	-	-	-	-	-	-	-
Total			189.922	254.456	217.043	191.436	180.213	166.725	146.528	129.543	111.633	105.505	85.129	68.907
Small Value Assets														
Betriebs- und Geschäftsausstattung	Germany	Operating and business equipment	5.597	5.597	5.597	5.597	5.597	5.597	5.597	5.597	5.597	5.597	5.597	5.597
France	France		-	-	-	-	-	-	-	-	-	-	-	-
UK	UK		1.130	1.130	1.130	1.130	1.130	1.130	1.130	1.130	1.130	1.130	1.130	1.130
Bulgaria	BG		-	-	-	-	-	-	-	-	-	-	-	-
Total			6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727	6.727
Bank														
Bank Commerzbank#808400	Germany	Commerzbank #808400	315.243	244.862	500.023	81.655	313.160	840.322	524.987	155.105	1.225.551	841.842	431.107	673.648
Bank Deutsche Bank #264800	Germany	Deutsche Bank #264800	967.408	467.348	67.288	47.228	48.170	48.010	48.002	47.882	47.882	47.882	47.882	47.882
CommerzBank-Tagesgeld Konto	Germany	CommerzBank overnight money account	2.055.042	2.055.042	1.555.042	1.160.490	360.490	360.490	361.651	361.651	261.651	262.202	12.202	12.202
Payhawk	Germany	Payhawk	31.422	18.415	101.546	63.844	56.997	43.470	44.878	40.211	596	12.280	30.305	17.705
Finanzmittelanlagen kurzfr. Disposition	Germany	Short-term investments	-	-	-	-	-	-	-	-	-	-	-	-
France	France		34.883	58.595	42.525	143.192	78.552	129.621	48.886	42.212	18.573	7.656	8.555	2.491
UK	UK		34.779	83.720	30.205	92.875	71.233	11.403	14.585	31.243	20.804	11.313	13.997	12.273
Bulgaria	BG		53.287	43.887	25.369	13.205	1.280	38.954	26.775	17.491	7.510	12.602	5.079	5.932
Total			3.552.733	2.969.869	2.321.999	1.602.549	929.882	1.472.270	1.069.764	695.794	1.582.567	1.195.978	549.126	772.132
Security deposit														
Kautionen (größer 1 J)	Germany	Deposits (greater than 1 year)	118.155	118.155	118.155	118.155	118.155	118.155	118.155	118.155	118.155	163.137	163.137	159.995
France	France		-	-	-	-	-	-	-	-	-	-	-	-
UK	UK		-	-	-	-	-	-	-	-	-	-	-	-
Bulgaria	BG		-	-	-	-	-	-	-	-	-	-	-	-
Total			118.155	118.155	118.155	118.155	118.155	118.155	118.155	118.155	118.155	163.137	163.137	159.995
Liabilities														
Trade payables														
Verbindlichkeiten aus Lieferungen+Leist.	Germany	Liabilities from deliveries and services.	87.259	105.561	111.235	201.415	68.971	29.116	118.021	200.163	143.763	408.812	35.590	42.063
France	France		9.143	29.237	135.237	356.159	425.171	649.058	757.656	739.087	739.087	739.087	739.087	739.087
UK	UK		17.176	17.999	17.451	17.133	25.482	16.707	17.060	16.713	17.060	17.060	22.654	22.313
Bulgaria	BG		67.725	67.725	67.725	67.725	67.725	67.725	67.725	67.725	68.128	68.532	68.532	68.935
Total			181.303	220.522	331.649	642.432	587.349	762.606	960.462	1.023.688	968.038	1.233.490	865.863	872.397
Other payables														
Erhaltene Kautionen (bis 1 Jahr)	Germany	Received deposits (up to 1 year)	25.760	25.760	25.760	25.760	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
Verbindlichkeiten aus Lohn und Gehalt	Germany	Liabilities from wages and salaries	(3.870)	(3.870)	(3.870)	(3.870)	(3.870)	(3.870)	(3.870)	(3.870)	(3.870)	(3.870)	(3.870)	(3.870)
Verbindlichk. Einbehaltung Arbeitnehmer	Germany	Liabilities from employee withholding tax	-	-	-	6.374	6.374	-	-	6.262	-	-	5.230	10.121
Verbindlichk. Lohn- und Kirchensteuer	Germany	Liabilities from income tax and church tax	72.155	79.010	79.656	74.709	87.433	89.919	85.913	93.475	54.843	51.816	52.335	21.284
Verbindlichkeiten soziale Sicherheit	Germany	Liabilities from social security	16.222	20.344	24.642	25.963	22.539	10.585	15.734	21.569	(6.998)	880	(502)	2.184
Verbindlichkeiten a. Vermögensbildung	Germany	Liabilities related to wealth accumulation	(11.624)	(11.604)	(11.234)	(17.117)	(17.651)	(12.350)	(13.044)	(17.746)	(11.534)	(11.584)	(17.185)	(22.449)
Lohn- und Gehaltsverrechnungen	Germany	Payroll and salary accounting	-	-	-	-	-	(26.188)	(18.520)	(18.520)	(18.520)	(18.520)	(18.520)	(18.520)
PlanA.Earth SAS - Transfer Pricing Mark	Germany	PlanA.Earth SAS - Transfer Pricing Mark	89.638	89.638	89.638	89.638	89.638	89.638	89.638	89.638	89.638	89.638	89.638	89.638
PlanA.Earth Ltd - Transfer Pricing Mark	Germany	PlanA.Earth Ltd - Transfer Pricing Mark	46.642	46.642	46.642	46.642	46.642	46.642	46.642	46.642	46.642	46.642	46.642	46.642
PlanA.Earth EOOD - Transfer Pricing Mark	Germany	PlanA.Earth EOOD - Transfer Pricing Mark	6.788	6.788	6.788	6.788	6.788	6.788	6.788	6.788	6.788	26.788	26.788	26.788
France	France		143.815	153.688	143.216	201.972	212.594	168.485	180.574	131.411	92.656	92.632	69.290	82.887
UK	UK		13.523	19.583	17.432	6.305	13.271	6.797	1.342	(435)	(542)	1.281	463	463
Bulgaria	BG		5.639	4.613	2.684	3.088	3.491	3.894	4.297	7.073	9.559	7.184	7.590	5.104
Total			404.688	430.591	421.355	466.250	469.048	382.340	377.495	364.268	260.663	284.888	259.898	242.272
Trade payables - France			9.143	(3.198.054)	(3.192.054)	(3.191.132)	(3.202.120)	(3.178.233)	(3.189.635)	(3.208.204)	(3.208.204)	(3.208.204)	(3.208.204)	(3.208.204)
o/w IC			-	(3.232.372)	(3.232.372)	(3.232.372)	(3.232.372)	(3.232.372)	(3.232.372)	(3.232.372)	(3.232.372)	(3.232.372)	(3.232.372)	(3.232.372)
Delta			9.143	34.318	40.318	41.240	30.252	54.139	42.736	24.168	24.168	24.168	24.168	24.168
Other payables - France			143.815	3.380.979	3.470.507	3.749.264	3.839.886	3.995.776	4.127.865	4.078.702	4.039.948	4.039.924	4.016.581	4.030.178
o/w IC			-	3.227.291	3.327.291	3.547.291	3.627.291	3.827.291	3.947.291	3.947.291	3.947.291	3.947.291	3.947.291	3.947.291
Adjusted trade payable France			9.143	29.237	135.237	356.159	425.171	649.058	757.656	739.087	739.087	739.087	739.087	739.087
Adjusted other payables France			143.815	153.688	143.216	201.972	212.594	168.485	180.574	131.411	92.656	92.632	69.290	82.887
Check			-	-	-	-	-	-	-	-	-	-	-	-
Deferred revenue														
Passive Rechnungsabgrenzung	Germany	Accrued expenses	1.010.946	1.348.596	1.307.018	1.503.770	1.432.413	1.266.451	1.179.066	1.269.278	1.243.608	1.404.865	1.333.039	1.298.021
France	France		-	-	-	-	-	-	-	-	-	-	-	-
UK	UK		-	-	-	-	-	-	-	-	-	-	-	-
Bulgaria	BG		-	-	-	-	-	-	-	-	-	-	-	-
Total			1.010.946	1.348.596	1.307.018	1.503.770	1.432.413	1.266.451	1.179.066	1.269.278	1.243.608	1.404.865	1.333.039	1.298.021
Check			-	-	-	-	-	-	-	-	-	-	-	-
Accruals														
Sonstige Rückstellungen	Germany	Other provisions	49.943	51.559	68.610	133.997	76.803	44.190	57.129	46.473	109.105	51.397	51.840	51.711
Rückstellungen für Personalkosten	Germany	Provisions for personnel costs	66.663	66.663	66.663	66.663	66.663	66.663	66.663	66.663	66.663	66.663	66.663	66.663
Urlaubsrückstellungen	Germany	Vacation provisions	122.679	122.679	122.679	122.679	122.679	122.679	122.679	122.679	122.679	122.679	122.679	122.679
Rückstellungen für Abschluss u. Prüfung	Germany	Provisions for financial statements and audits	20.768	20.768	20.768	20.768	20.768	20.768	20.768	20.768	20.768	20.768	20.768	20.768
France	France		-	-	-	-	-	-	-	-	-	-	-	-
UK	UK		-	-	-	-	-	-	-	-	-	-	-	-
Bulgaria	BG		623	910	1.170	1.402	1.680	1.968	2.246	2.534	2.821	3.100	3.378	3.656
Total			260.675	262.578	279.889	345.508	288.592	256.277	269.484	259.116	322.036	264.606	265.328	265.477
Equity														
Gezeichnetes Kapital	Germany	Subscribed capital	91.292	91.292	91.292	91.292	91.292	93.489	93.489	93.489	93.489	93.489	94.081	94.426
Kapitalrücklage	Germany	Capital reserve	36.134.838	36.134.838	36.134.838	36.134.838	36.134.838	37.489.871	37.910.036	37.910.036	37.910.036	37.910.036	37.910.066	38.491.705
Kapitalrückl. durch Zuzahlungen in EK	Germany	Capital reserve through additional payments i	794	3.211	3.326	3.524	3.569	3.579	3.579	3.624	6.198	6.284	6.284	6.284
Verlustvortrag vor Verwendung	Germany	Loss carried forward before use	(33.436.058)	(33.436.058)	(33.436.058)	(33.436.058)	(33.436.058)	(33.436.058)	(33.436.058)	(33.436.058)	(33.436.058)	(33.436.058)	(33.436.058)	(33.436.058)
Adjusments	Germany		(39.614)	(39.614)	(39.614)	(39.614)	(39.614)	10.383	10.383	10.383	10.383	10.783	(59.223)	(81.124)
France	France		-	60.668	60.668	60.668	60.668	60.668	60.668	60.668	60.668	60.668	60.668	60.668
UK	UK		-	-	-	-	-	-	-	-	-	-	-	-
Bulgaria	BG		623	910	1.170	1.402	1.680	1.968	2.246	2.534	2.821	3.100	3.378	3.656

PJ Pyro
Nov Trading Update

	Jan 25 Act	Feb 25 Act	Mar 25 Act	Apr 25 Act	May 25 Act
ARR	3 075 117	2 593 909	2 920 143	2 811 187	2 542 548
Subscription revenue - Direct	205 283	159 121	190 174	190 501	159 752
Subscription revenue - Partnerships	70 000	37 022	103 434	51 259	52 303
Subscription revenue	**280 182**	**196 142**	**301 606**	**243 630**	**241 652**
YoY growth %	71%	35%	89%	51%	53%
o/w Base	15 031	30 221	36 354	39 562	29 392
o/w Pro	170 250	100 833	126 448	124 094	132 175
o/w Enterprise	91 860	69 088	135 306	80 181	79 506
Consulting revenue	2 155	6 548	24 403	8 250	8 760
Decarbonisation marketplace – product revenue	-	-	-	-	-
Other revenue	**2,155**	**6,548**	**24,403**	**8,250**	**8,760**
YoY growth %	n.a	183%	n.a	136%	n.a
Total sales revenue - gross	**258,349**	**202,433**	**326,009**	**252,080**	**250,352**
YoY growth %	73%	30%	114%	53%	56%
Recurring revenue %	99%	97%	93%	97%	97%
Other income					
Other income - Rent	17 238	17 238	17 238	-	-
Other income - Board / Advisory income	-	-	-	-	25 000
Other income - Currency translation	1 208	2 481	815	523	76
Other income - Reimbursements	2 535	1 183	-	2 552	[illegible]
Total gross revenue	**264,885**	**218,354**	**338,860**	**255,455**	**263,955**
YoY growth %	89%	18%	100%	48%	64%
Sales commissions	(39 322)	(5 888)	-	(20 837)	624
Partnership commissions	(7 530)	-	-	(9 078)	(9 037)
Supply-side commissions	-	-	-	-	-
Partner commissions	-	-	(26 781)	-	-
Total net revenue	**247,833**	**212,440**	**312,079**	**229,744**	**275,542**
YoY growth %	438%	13%	85%	84%	90%
Hosting costs	(9 070)	(10 129)	(14 000)	(8 513)	(9 445)
Offsetting costs	-	-	-	-	-
CS commissions	(100)	-	(1 818)	(477)	(677)
CS team costs	(30 700)	(38 610)	(37 029)	(36 021)	(31 368)
Sustainability solutions team costs	(11 918)	(11 902)	(11 897)	(11 970)	(12 009)
Payment processing costs	-	-	-	-	-
Gross profit	**195,185**	**153,799**	**245,825**	**170,763**	**222,123**
Margin %	79%	72%	70%	74%	81%
Base salary - department view					
R&D	(281 184)	(267 372)	(264 527)	(289 524)	(254 855)
Marketing	(76 540)	(59 150)	(64 129)	(83 728)	(62 830)
Sales	(118 762)	(139 817)	(118 703)	(109 930)	(107 849)
G&A	(112 454)	(158 002)	(177 097)	(144 380)	(118 210)
Customer Success	(71 643)	(78 290)	(87 818)	(88 715)	(67 377)
Total	**(658,700)**	**(723,300)**	**(750,844)**	**(716,263)**	**(608,130)**
YoY growth %	(28)%	(8)%	(8)%	(15)%	124%
As a % of net revenue	(266)%	(340)%	(241)%	(312)%	(221)%
Memo:					
Excl. Customer Success allocated to COGS	(30 700)	(33 538)	(37 561)	(36 021)	(28 678)
Excl. Sustainability Solutions allocated to COGS	(11 918)	(11 902)	(11 897)	(11 970)	(12 009)
Freelance costs - department view					
R&D	(5 210)	(12 480)	(17 097)	(23 022)	(7 917)
Marketing	(4 407)	(11 020)	(5 150)	(5 600)	(2 440)
Sales	(2 340)	-	-	-	-
G&A	-	-	-	-	-
Customer Success	-	(7 187)	(883)	-	(5 863)
Total	**(14,957)**	**(35,867)**	**(23,130)**	**(28,622)**	**(16,220)**
YoY growth %	(87)%	175%	(87)%	(65)%	(88)%
As a % of net revenue	(6)%	(17)%	(7)%	(13)%	(6)%
Memo:					
Excl. Customer Success allocated to COGS	-	(3 072)	(376)	-	(2 513)
Excl. Sustainability Solutions allocated to COGS	-	-	-	-	-
Demand generation	(17 546)	(17 407)	(16 047)	(17 010)	(5 312)
Software	(41 352)	(39 329)	(39 065)	(31 505)	(38 794)
Travel expenses	(8 455)	(5 842)	(8 877)	(5 308)	(2 257)
Onboarding and bureau	2 387	(951)	(140)	(3 170)	(356)
Hardware	(10 057)	(7 179)	(7 587)	(7 201)	(6 997)
Rent and Ancillary Costs	(78 101)	(75 099)	(74 938)	(78 454)	(74 253)
Other employee costs	(1 184)	(3 473)	(2 305)	(918)	(1 030)
Bank Fees & Payment Charges	(145)	(244)	(2 090)	(138)	(429)
Legal and Consultancy	(19 115)	(33 247)	(27 904)	(14 575)	(66 657)
Insurance	(33)	(19 125)	(94)	(863)	(21 340)
Emission Factors Database	(8 190)	(12 858)	(5 795)	(8 120)	(7 644)
Other income	(2 282)	(3 153)	(543)	(784)	(1 505)
Other costs	(1 811)	(2 543)	(2 358)	(1 951)	(2 650)
Other opex	(109 053)	(149 709)	(118 844)	(103 785)	(184 504)
Total opex	**(182,221)**	**(220,511)**	**(159,781)**	**(198,029)**	**(219,205)**
YoY growth %	(18)%	(20)%	(23)%	(38)%	(48)%
As a % of revenue	(74)%	(104)%	(51)%	(73)%	(80)%
Reported EBITDA	**(660,696)**	**(835,894)**	**(717,716)**	**(742,376)**	**(621,487)**
Margin %	(267)%	(393)%	(230)%	(323)%	(226)%
Legal costs	-	-	-	-	-
Hardware invoice reversal					
Restructuring and severance costs	255 083	229 887	200 383	219 549	208 126
Normalised EBITDA	**(405,618)**	**(605,797)**	**(517,327)**	**(522,821)**	**(413,361)**
Margin %	(164)%	(285)%	(166)%	(228)%	(150)%

End of Sheet

Exhibit 9.1.3(b)(iii)

Project Pyra - Trading update (Nov-25)

planA

Strictly Private & Confidential

PJ Pyra
Nov Trading Update

	Jan 25 Act	Feb 25 Act	Mrz 25 Act	Apr 25 Act	Mai 25 Act	Jun 25 Act	Jul 25 Act	Aug 25 Act	Sep 25 Act	Okt 25 Act	Nov 25 Act	YTD-25 Act
ARR	2.675.117	2.694.968	2.690.143	2.611.188	2.540.548	2.472.574	2.378.870	2.430.098	2.507.242	2.601.757	2.634.130	2.634.130
Subscription revenue – Direct	205.253	159.120	198.114	190.581	189.289	175.367	168.857	177.772	177.561	182.674	173.256	1.997.724
Subscription revenue - Partnerships	60.909	37.022	103.494	53.269	52.363	49.096	49.096	49.131	66.343	66.343	40.836	627.902
Subscription revenue	266.162	196.142	301.608	243.830	241.652	224.463	217.953	226.903	243.904	248.917	214.092	2.625.626
YoY growth %	71%	33%	96%	61%	53%	42%	48%	34%	37%	41%	(0)%	45%
o/w Basic	35.031	30.221	36.354	30.562	29.982	30.476	23.506	30.223	28.842	25.452	26.718	334.377
o/w Pro	130.260	100.833	120.448	124.084	132.105	117.699	117.333	115.332	120.426	119.090	115.901	1.331.516
o/w Enterprise	91.806	65.088	135.806	80.183	79.555	76.288	77.113	81.348	95.637	104.375	71.473	959.732
Consulting revenue	2.186	6.346	24.400	8.250	8.700	(7.200)	-	653	-	-	-	43.335
Decarbonisation marketplace – gross revenue	-	-	-	-	-	-	-	-	-	-	-	-
Other revenue	2.186	6.346	24.400	8.250	8.700	(7.200)	-	653	-	-	-	43.335
YoY growth %	n.a.	(69)%	n.a.	(38)%	n.a.	(516)%	(100)%	n.a.	n.a.	(100)%	n.a.	21%
Total sales revenue - gross	268.348	202.488	326.008	252.080	250.352	217.263	217.953	227.556	243.904	248.917	214.092	2.668.961
YoY growth %	73%	20%	114%	53%	50%	36%	40%	34%	37%	43%	(0)%	45%
Recurring revenue %	99%	97%	93%	97%	97%	103%	100%	100%	100%	100%	100%	98%
Other income												
Other income – Rent	12.230	12.230	12.238	-	-	-	-	-	-	-	-	36.709
Other income – Board / Advisory income	-	-	-	-	28.000	-	-	32.500	400	-	-	60.900
Other income – Currency translation	1.266	2.451	815	523	78	40	91	1.394	1.239	-	769	8.460
Other income – Reimbursements	2.835	1.180	-	2.852	5.525	5.347	4.450	-	404	3.129	3.028	28.764
Total gross revenue	284.685	218.364	338.880	255.455	283.956	222.650	222.500	261.450	245.946	252.046	217.889	2.803.800
YoY growth %	69%	10%	100%	40%	64%	28%	34%	42%	28%	31%	(7)%	39%
Sales commissions	(29.322)	(5.925)	-	(20.637)	624	-	(13.081)	-	-	-	-	(68.340)
Partnership commissions	(7.530)	-	-	(5.075)	(9.037)	-	(207)	-	-	-	-	(21.849)
Supply-side commissions	-	-	-	-	-	-	-	-	-	-	-	-
Partner commissions	-	-	(20.781)	-	-	-	-	-	-	-	-	(20.781)
Total net revenue	247.833	212.440	312.079	229.744	275.542	222.650	209.212	261.450	245.946	252.046	217.889	2.686.830
YoY growth %	438%	13%	86%	80%	59%	28%	68%	44%	28%	105%	(4)%	56%
Hosting costs	(9.926)	(10.128)	(14.600)	(8.513)	(9.445)	(10.044)	(9.307)	(7.625)	(7.781)	(7.505)	(7.388)	(102.262)
Offsetting costs	-	-	-	-	-	-	-	-	-	-	-	-
CS commissions	(100)	-	(1.818)	(477)	(577)	-	(8.333)	-	-	-	-	(11.304)
CS team costs	(30.706)	(36.610)	(37.029)	(38.021)	(31.388)	(34.278)	(35.453)	(20.959)	(22.845)	(22.111)	(17.095)	(326.295)
Sustainability solutions team costs	(11.916)	(11.902)	(11.907)	(11.970)	(12.009)	(12.009)	(12.011)	(8.662)	(8.662)	(8.669)	(8.669)	(118.387)
Payment processing costs	-	-	-	-	-	-	-	-	-	-	-	-
Gross profit	195.185	153.799	245.825	170.763	222.123	166.319	144.108	224.205	206.658	213.761	183.837	2.126.582
Margin %	79%	72%	79%	74%	81%	75%	69%	86%	84%	85%	84%	79%
Base salary - department view												
R&D	(281.184)	(287.372)	(284.527)	(289.524)	(251.856)	(252.501)	(261.632)	(186.726)	(189.445)	(185.667)	(178.240)	(2.643.081)
Marketing	(75.340)	(69.160)	(84.120)	(83.728)	(62.836)	(64.562)	(88.728)	(36.081)	(22.301)	(22.312)	(22.488)	(631.642)
Sales	(118.082)	(139.617)	(116.703)	(109.936)	(107.846)	(156.482)	(86.609)	(63.030)	(63.075)	(74.819)	(60.288)	(1.090.466)
G&A	(112.454)	(158.002)	(177.667)	(144.369)	(118.216)	(130.638)	(67.321)	(52.577)	(65.556)	(71.705)	(69.989)	(1.179.404)
Customer Success	(71.646)	(78.256)	(87.618)	(88.715)	(67.377)	(76.642)	(63.859)	(48.005)	(48.056)	(47.068)	(37.484)	(715.645)
Total	(658.706)	(733.306)	(750.644)	(716.263)	(608.130)	(680.825)	(568.148)	(397.319)	(388.432)	(396.591)	(368.476)	(6.266.860)
YoY growth %	(20)%	(8)%	(8)%	(15)%	(24)%	(18)%	(36)%	(52)%	(52)%	(51)%	(45)%	(30)%
As a % of net revenue	(266)%	(345)%	(241)%	(312)%	(221)%	(306)%	(272)%	(152)%	(158)%	(157)%	(169)%	(233)%
Memo:												
Excl. Customer Success allocated to COGS	(30.706)	(33.538)	(37.551)	(38.021)	(28.870)	(32.847)	(27.388)	(20.959)	(20.595)	(20.181)	(16.064)	(306.705)
Excl. Sustainability Solutions allocated to COGS	(11.916)	(11.902)	(11.907)	(11.970)	(12.009)	(12.009)	(12.011)	(8.662)	(8.662)	(8.669)	(8.669)	(118.387)
Freelance costs - department view												
R&D	(8.210)	(17.480)	(17.097)	(23.022)	(7.917)	(15.477)	(14.757)	(14.397)	(22.230)	(15.793)	(15.433)	(171.813)
Marketing	(4.407)	(11.020)	(5.150)	(5.800)	(2.440)	(630)	-	-	-	-	-	(29.447)
Sales	(2.340)	-	-	-	-	-	-	-	-	-	-	(2.340)
G&A	-	-	-	-	-	-	-	-	-	-	-	-
Customer Success	-	(7.167)	(883)	-	(5.863)	(3.340)	(18.864)	-	(5.250)	(4.505)	(4.505)	(50.378)
Total	(14.957)	(35.667)	(23.130)	(28.822)	(16.220)	(19.447)	(33.621)	(14.397)	(27.480)	(20.298)	(19.938)	(253.976)
YoY growth %	(67)%	(70)%	(87)%	(65)%	(65)%	(80)%	(26)%	(71)%	(19)%	(49)%	(41)%	(77)%
As a % of net revenue	(6)%	(17)%	(7)%	(13)%	(6)%	(9)%	(16)%	(6)%	(11)%	(8)%	(9)%	(9)%
Memo:												
Excl. Customer Success allocated to COGS	-	(3.072)	(379)	-	(2.513)	(1.431)	(8.085)	-	(2.250)	(1.931)	(1.931)	(21.590)
Excl. Sustainability Solutions allocated to COGS	-	-	-	-	-	-	-	-	-	-	-	-
Demand generation	(17.546)	(17.407)	(16.647)	(17.010)	(5.312)	(5.713)	(4.858)	(5.244)	(8.036)	(4.350)	(24.886)	(127.009)
Software	(41.352)	(39.320)	(39.005)	(31.505)	(30.794)	(34.481)	(33.057)	(20.843)	(39.479)	(30.630)	(31.400)	(386.986)
Travel expenses	(6.483)	(5.944)	(9.677)	(5.358)	(2.287)	(2.255)	(2.211)	(1.383)	(2.219)	(8.635)	(8.483)	(52.935)
Onboarding and training	2.267	(951)	(140)	(3.170)	(366)	(4.222)	(168)	(107)	(9.483)	(128)	(3.496)	(19.962)
Hardware	(10.057)	(7.170)	(7.587)	(7.201)	(6.007)	(10.397)	(8.756)	(6.223)	(11.515)	(3.935)	(7.214)	(87.071)
Rent and Ancillary Costs	(76.191)	(75.099)	(74.908)	(70.434)	(74.283)	(76.603)	(60.877)	(59.029)	(75.319)	(54.570)	(15.742)	(721.145)
Other employee costs	(1.184)	(3.413)	(2.805)	(918)	(1.093)	(614)	(859)	(276)	(168)	(314)	(110)	(11.754)
Bank Fees & Payment Charges	(143)	(244)	(2.090)	(138)	(426)	(215)	(201)	(75)	(273)	(74)	(74)	(3.953)
Legal and Consultancy	(19.115)	(33.247)	(27.964)	(14.575)	(55.557)	(90.786)	(33.278)	(4.481)	(78.804)	(9.241)	(3.623)	(370.781)
Insurance	(33)	(19.125)	(94)	(885)	(21.346)	(94)	(94)	(5.320)	(1.124)	-	(5.373)	(53.488)
Emission Factors Database	(6.190)	(12.850)	(5.795)	(8.100)	(7.044)	(8.742)	4.294	(600)	(542)	(6.846)	(974)	(54.004)
Other income	(2.283)	(3.183)	(543)	(784)	(1.505)	(595)	(2.400)	(804)	(3.983)	(725)	(398)	(17.207)
Other costs	(1.911)	(2.543)	(2.356)	(1.951)	(2.050)	(1.550)	(1.437)	(416)	(1.445)	(910)	(907)	(18.076)
Other opex	(109.051)	(140.709)	(116.844)	(103.785)	(164.504)	(179.196)	(94.853)	(71.010)	(161.748)	(72.884)	(27.201)	(1.250.387)
Total opex	(182.221)	(220.511)	(189.761)	(168.029)	(219.260)	(236.267)	(143.910)	(110.819)	(232.480)	(118.362)	(102.740)	(1.924.351)
YoY growth %	(16)%	(20)%	(23)%	(38)%	(46)%	(20)%	(40)%	(52)%	(16)%	(50)%	(73)%	(37)%
As a % of revenue	(74)%	(104)%	(61)%	(73)%	(80)%	(106)%	(69)%	(42)%	(95)%	(47)%	(47)%	(72)%
Reported EBITDA	(660.699)	(835.684)	(717.710)	(742.370)	(621.487)	(770.219)	(601.572)	(298.322)	(441.734)	(321.490)	(307.317)	(6.318.605)
Margin %	(267)%	(393)%	(230)%	(323)%	(226)%	(346)%	(288)%	(114)%	(180)%	(128)%	(141)%	(235)%
Legal costs	-	-	-	-	-	83.990	-	-	-	-	-	83.990
Hardware invoice reversal						4.649	-	-	-	-	-	4.649
Restructuring and severance costs	255.083	229.887	200.382	219.549	208.126	130.052	171.580	12.963	-	-	-	1.427.624
Normalised EBITDA	(405.616)	(605.797)	(517.327)	(522.821)	(413.361)	(551.528)	(429.992)	(285.359)	(441.734)	(321.490)	(307.317)	(4.802.342)
Margin %	(164)%	(285)%	(166)%	(228)%	(150)%	(248)%	(206)%	(109)%	(180)%	(128)%	(141)%	(179)%

Exhibit 9.1.16(a)

	Jan 25 Act	Feb 25 Act	Mrz 25 Act	Apr 25 Act	Mai 25 Act	Jun 25 Act	Jul 25 Act	Aug 25 Act	Sep 25 Act	Okt 25 Fcst	Nov 25 Fcst
ARR	2.675.117	2.694.968	2.690.143	2.611.188	2.540.548	2.472.574	2.378.870	2.430.098	2.507.242	2.508.347	2.583.511
Subscription revenue – Direct	186.542	142.982	181.016	175.306	173.519	159.696	154.011	161.865	161.755	151.150	149.913
Subscription revenue - Partnerships	79.621	53.160	120.592	68.524	68.133	64.767	63.941	65.038	82.150	65.379	65.379
Subscription revenue	266.162	196.142	301.608	243.830	241.652	224.463	217.952	226.903	243.905	216.529	215.293
YoY growth %	71%	33%	98%	61%	53%	42%	48%	34%	37%	20%	0%
o/w Basic	25.462	22.330	28.387	31.792	21.680	22.208	15.644	21.882	18.501	16.115	16.690
o/w Pro	132.594	94.816	122.787	118.990	127.058	112.052	112.766	110.283	115.376	105.854	104.034
o/w Enterprise	108.107	78.996	150.435	93.048	92.909	89.643	89.541	94.739	110.028	94.560	94.560
Consulting revenue	2.186	6.346	24.400	8.250	8.700	(7.200)	-	653	-	8.475	8.475
Decarbonisation marketplace – gross revenue	-	-	-	-	-	-	-	-	-	-	-
Other revenue	2.186	6.346	24.400	8.250	8.700	(7.200)	-	653	-	8.475	8.475
YoY growth %	n.a.	(69)%	n.a.	(38)%	n.a.	(516)%	(100)%	n.a.	n.a.	(600)%	n.a.
Total sales revenue - gross	268.348	202.488	326.008	252.080	250.352	217.263	217.952	227.556	243.905	225.004	223.768
YoY growth %	73%	20%	114%	53%	50%	36%	40%	34%	37%	29%	4%
Recurring revenue %	99%	97%	93%	97%	97%	103%	100%	100%	100%	96%	96%
Other income											
Other income – Rent	12.236	12.236	12.236	-	-	-	-	-	-	-	-
Other income – Board / Advisory income	-	-	-	-	28.000	-	-	32.500	400	-	-
Other income – Currency translation	1.266	2.451	815	523	78	40	91	1.394	1.239	-	-
Other income – Reimbursements	2.835	1.180	-	2.852	5.525	5.347	4.458	-	404	-	-
Total gross revenue	284.685	218.364	338.880	255.455	283.956	222.650	222.499	261.451	245.947	225.004	223.768
YoY growth %	69%	10%	100%	40%	64%	28%	34%	42%	28%	17%	(5)%
Sales commissions	(29.322)	(5.926)	-	(20.637)	624	-	(13.081)	-	-	-	-
Partnership commissions	(7.530)	-	(20.781)	(5.075)	(9.037)	-	(207)	-	-	(625)	(625)
Supply-side commissions	-	-	-	-	-	-	-	-	-	-	-
Partner commissions	-	-	-	-	-	-	-	-	-	-	-
Total net revenue	247.833	212.440	312.079	229.743	275.542	222.650	209.212	261.451	245.947	224.379	223.143
YoY growth %	438%	13%	86%	80%	59%	28%	68%	44%	28%	82%	(2)%
Hosting costs	(9.926)	(10.128)	(14.600)	(8.513)	(9.445)	(10.044)	(9.307)	(7.025)	(7.781)	(10.626)	(10.765)
Offsetting costs	-	-	-	-	-	-	-	-	-	-	-
CS commissions	(100)	-	(1.818)	(477)	(577)	-	(8.333)	-	-	-	-
CS team costs	(30.706)	(36.610)	(37.029)	(38.020)	(31.368)	(34.278)	(35.453)	(20.959)	(22.845)	(22.845)	(22.845)
Sustainability solutions team costs	(11.916)	(11.902)	(11.907)	(11.970)	(11.994)	(12.009)	(12.011)	(8.662)	(8.582)	(8.582)	(8.582)
Payment processing costs	-	-	-	-	-	-	-	-	-	-	-
Gross profit	195.186	153.799	245.824	170.763	222.138	166.319	144.108	224.205	206.738	182.125	180.951
Margin %	79%	72%	79%	74%	81%	75%	69%	86%	84%	81%	81%
Base salary - department view											
R&D	(284.010)	(288.561)	(284.527)	(289.524)	(251.705)	(252.501)	(261.631)	(180.726)	(180.125)	(180.125)	(180.125)
Marketing	(75.340)	(69.150)	(84.129)	(83.728)	(62.836)	(64.562)	(88.728)	(36.081)	(22.301)	(22.301)	(22.301)
Sales	(118.082)	(139.616)	(116.703)	(109.937)	(107.846)	(156.482)	(86.609)	(63.029)	(63.074)	(63.074)	(63.074)
G&A	(109.620)	(157.713)	(177.667)	(144.381)	(118.216)	(130.638)	(67.321)	(62.576)	(65.555)	(65.555)	(65.555)
Customer Success	(71.646)	(78.256)	(87.618)	(88.714)	(67.377)	(76.642)	(63.858)	(48.905)	(48.055)	(48.055)	(48.055)
Total	(658.707)	(733.307)	(750.644)	(716.284)	(608.071)	(680.827)	(568.148)	(397.318)	(388.111)	(388.111)	(388.111)
YoY growth %	(20)%	(8)%	(8)%	(15)%	(24)%	(18)%	(36)%	(52)%	(52)%	(52)%	(42)%
As a % of net revenue	(266)%	(345)%	(241)%	(312)%	(221)%	(306)%	(272)%	(152)%	(158)%	(173)%	(174)%
Memo:											
Excl. Customer Success allocated to COGS	(30.706)	(33.538)	(37.551)	(38.020)	(28.876)	(32.847)	(27.308)	(20.959)	(20.505)	(20.505)	(20.505)
Excl. Sustainability Solutions allocated to COGS	(11.916)	(11.902)	(11.907)	(11.970)	(11.994)	(12.009)	(12.011)	(8.662)	(8.582)	(8.582)	(8.582)
Freelance costs - department view											
R&D	(8.210)	(17.480)	(17.097)	(23.022)	(7.917)	(15.477)	(14.757)	(14.397)	(22.230)	(22.230)	(22.230)
Marketing	(4.407)	(11.020)	(5.150)	(5.800)	(2.440)	(630)	-	-	-	-	-
Sales	(2.340)	-	-	-	-	-	-	-	-	-	-
G&A	-	-	-	-	-	-	-	-	-	-	-
Customer Success	-	(7.167)	(883)	-	(5.863)	(3.340)	(18.864)	-	(5.250)	(5.250)	(5.250)
Total	(14.957)	(35.667)	(23.130)	(28.822)	(16.220)	(19.447)	(33.621)	(14.397)	(27.480)	(27.480)	(27.480)
YoY growth %	(67)%	(70)%	(87)%	(88)%	(85)%	(99)%	(20)%	(71)%	(19)%	(31)%	(19)%
As a % of net revenue	(6)%	(17)%	(7)%	(13)%	(6)%	(9)%	(16)%	(6)%	(11)%	(12)%	(12)%
Memo:											
Excl. Customer Success allocated to COGS	-	(3.072)	(379)		(2.513)	(1.431)	(8.035)	-	(2.250)	(2.250)	(2.250)
Excl. Sustainability Solutions allocated to COGS	-	-	-	-	-	-	-	-	-	-	-
Demand generation	(17.546)	(17.407)	(16.647)	(17.010)	(5.312)	(5.713)	(4.858)	(5.244)	(8.036)	(8.036)	(8.036)
Software	(41.352)	(39.320)	(39.065)	(31.505)	(30.794)	(34.481)	(33.057)	(20.843)	(39.479)	(32.224)	(32.224)
Travel expenses	(6.483)	(5.944)	(9.677)	(5.358)	(2.287)	(2.255)	(2.211)	(1.383)	(2.210)	(2.392)	(2.392)
Onboarding and training	2.267	(951)	(140)	(3.170)	(366)	(4.222)	(168)	(107)	(9.483)	(1.023)	(1.023)
Hardware	(10.057)	(7.160)	(7.587)	(7.201)	(6.997)	(10.397)	(8.755)	(6.223)	(11.514)	(5.070)	(5.070)
Rent and Ancillary Costs	(76.191)	(75.090)	(74.908)	(70.434)	(74.283)	(76.003)	(60.877)	(59.029)	(75.310)	(52.723)	(21.080)
Other employee costs	(1.184)	(3.413)	(2.805)	(918)	(1.093)	(614)	(859)	(276)	(168)	(168)	(168)
Bank Fees & Payment Charges	(143)	(244)	(2.090)	(138)	(426)	(215)	(201)	(75)	(273)	(273)	(273)
Legal and Consultancy	(19.115)	(33.247)	(27.964)	(14.575)	(55.557)	(90.786)	(33.278)	(4.481)	(78.604)	(39.447)	(39.447)
Insurance	(33)	(19.126)	(94)	(885)	(21.346)	(94)	(94)	(5.320)	(1.124)	(1.124)	(1.128)
Emission Factors Database	(6.190)	(12.850)	(5.795)	(8.100)	(7.044)	(8.742)	4.294	(600)	(542)	(5.420)	(5.420)
Other income	(2.283)	(3.183)	(543)	(784)	(1.505)	(595)	(2.400)	(804)	(3.983)	(1.716)	(1.700)
Other costs	(1.011)	(2.543)	(2.356)	(1.051)	(2.050)	(1.550)	(1.437)	(418)	(1.445)	(1.008)	(1.050)
Other opex	(109.051)	(148.700)	(116.844)	(103.785)	(164.504)	(179.190)	(94.853)	(71.010)	(161.748)	(102.539)	(70.880)
Total opex	(182.221)	(220.511)	(189.760)	(168.028)	(219.259)	(236.266)	(143.919)	(110.811)	(232.479)	(152.484)	(120.831)
YoY growth %	(16)%	(20)%	(23)%	(38)%	(40)%	(20)%	(40)%	(52)%	(16)%	(30)%	(68)%
As a % of revenue	(74)%	(104)%	(61)%	(73)%	(80)%	(106)%	(69)%	(42)%	(95)%	(68)%	(54)%
Reported EBITDA	(660.699)	(835.685)	(717.710)	(742.372)	(621.412)	(770.221)	(601.573)	(298.320)	(441.332)	(385.950)	(355.472)
Margin %	(267)%	(393)%	(230)%	(323)%	(226)%	(346)%	(288)%	(114)%	(179)%	(172)%	(159)%
Legal costs	-	-	-	-	-	83.990	-	-	-	-	-
Hardware invoice reversal						4.640	-	-	-	-	-
Restructuring and severance costs	255.083	229.887	200.382	219.549	208.126	130.052	171.580	12.963	-	-	-
Normalised EBITDA	(405.616)	(605.797)	(517.328)	(522.823)	(413.285)	(551.530)	(429.993)	(285.357)	(441.332)	(385.950)	(355.472)
Margin %	(164)%	(285)%	(166)%	(228)%	(150)%	(248)%	(206)%	(109)%	(179)%	(172)%	(159)%

End of Sheet

YTD-25	Jan 24	Feb 24	Mrz 24	Apr 24	Mai 24	Jun 24	Jul 24	Aug 24	Sep 24	Okt 24	Nov 24	YTD-24	Nov 25 vs forecast		Nov 25 vs previous year		YTD-25 vs forecast		YTD-25 vs previous year	
Fcst	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	Act	#	%	#	%	#	%	#	%
2.583.511	1.824.001	1.830.850	1.897.344	1.997.071	1.969.919	1.998.179	2.092.476	2.115.131	2.000.197	2.079.197	2.401.464	2.401.404	50.610	2%	232.667	10%	50.610	2%	232.057	10%
1.767.854	155.413	147.985	162.674	151.634	157.575	158.004	147.440	169.400	177.607	175.964	214.985	1.868.760	23.343	10%	(41.729)	(19)%	199.870	11%	188.944	10%
798.585	-	-	-	-	-	-	-	-	-	-	-	-	(24.543)	(38)%	40.836	n.a.	(168.683)	(21)%	627.902	n.a.
2.594.439	155.413	147.985	152.674	151.634	157.575	158.034	147.440	169.469	177.607	175.964	214.985	1.808.788	(1.201)	(1)%	(893)	(0)%	31.157	1%	816.846	46%
43%	71%	56%	52%	45%	34%	21%	15%	29%	38%	3%	40%									
240.766	33.101	33.220	30.957	28.143	30.674	40.671	44.168	10.838	35.636	40.636	44.124	390.471	10.019	60%	(17.400)	(39)%	93.611	39%	(59.094)	(15)%
1.257.200	100.104	94.255	95.526	97.612	98.256	82.881	80.634	135.739	116.014	116.174	143.569	1.163.760	11.667	11%	(27.068)	(19)%	74.307	6%	167.756	14%
1.006.464	22.027	20.503	20.181	25.880	22.642	25.481	22.639	22.891	23.057	18.955	27.292	251.546	(23.087)	(24)%	44.181	162%	(136.732)	(12)%	706.183	282%
60.285	-	20.000	-	13.200	-	1.730	1.970	-	-	(1.730)	-	35.870	(8.475)	(100)%	-	n.a.	(16.950)	(28)%	7.405	21%
-	-	-	-	-	-	-	-	-	-	-	-	-	-	n.a.	-	n.a.	-	n.a.	-	n.a.
60.285	-	20.000	-	13.200	-	1.730	1.970	-	-	(1.730)	-	35.870	(8.475)	(100)%	-	n.a.	(16.950)	(28)%	7.405	21%
68%	(100)%	(33)%	(100)%	(93)%	(100)%	(91)%	97%	(100)%	0%	(120)%	(100)%									
2.654.724	155.413	168.684	152.674	164.834	157.575	159.763	149.411	169.469	177.607	174.235	214.985	1.844.649	(9.676)	(4)%	(893)	(0)%	14.237	1%	824.312	45%
44%	66%	36%	32%	(44)%	19%	7%	15%	48%	38%	(3)%	44%									
98%	100%	88%	100%	92%	100%	99%	99%	100%	100%	101%	100%	98%								
36.700	11.880	11.880	11.880	11.880	12.502	12.230	12.236	12.236	12.236	12.236	12.236	130.531					-	0%	(96.821)	(73)%
60.900	1.171	8.306	610	(4.464)	1.307	1	1.501	636	92	927	1.904	9.563					-	0%	51.337	537%
7.888	2	37	1.643	477	420	1.378	2.369	1.855	594	2.220	1.007	12.092					709	10%	(3.626)	(30)%
27.007	-	1.704	2.317	2.243	1.570	-	-	-	1.448	2.800	5.157	17.389					6.157	27%	11.375	65%
2.782.638	168.466	188.600	169.133	174.969	173.464	173.379	165.577	184.199	191.978	192.078	235.379	2.017.224	(5.879)	(3)%	(17.400)	(7)%	21.163	1%	786.578	39%
38%	60%	48%	24%	(41)%	17%	7%	8%	30%	32%	(0)%	30%									
(66.340)	(122.376)	-	(1.000)	(51.757)	-	-	(40.778)	(2.370)	-	(68.960)	(8.385)	(295.650)	-	n.a.	8.385	(100)%	-	0%	227.319	(77)%
(49.880)	-	-	-	-		-	-	-	-	-	-	-	825	(100)%	-	n.a.	28.031	(56)%	(21.849)	n.a.
-	-	-	-	-	-	-	-	-	-	-	-	-	-	n.a.	-	n.a.	-	n.a.	-	n.a.
-	-	-	-	-	-	-	-	-	-	-	-	-	-	n.a.	-	n.a.	(26.781)	n.a.	(26.781)	n.a.
2.664.418	46.090	188.600	168.133	123.212	173.464	173.379	124.799	181.829	191.978	123.085	226.994	1.721.565	(5.254)	(2)%	(9.100)	(4)%	22.413	1%	965.260	56%
55%	(34)%	54%	20%	(40)%	17%	7%	13%	24%	32%	(9)%	32%									
(108.900)	(8.428)	(9.377)	(13.040)	(7.040)	(5.684)	(7.801)	(6.536)	(6.907)	(7.325)	(7.049)	(9.169)	(89.181)	3.377	(31)%	1.801	(20)%	5.096	(6)%	(13.081)	15%
-	-	(6.412)	(1.125)	-	-	-	-	-	-	-	-	(6.537)	-	n.a.	-	n.a.	-	n.a.	6.537	(100)%
(11.304)	-	-	-	-	-	-	-	-	-	-	-	-	-	n.a.	-	n.a.	-	0%	(11.304)	n.a.
(333.879)	-	-	-	(30.471)	(31.607)	(31.341)	(31.691)	(30.779)	(29.404)	(29.061)	(28.154)	(243.454)	4.850	(21)%	10.159	(36)%	5.584	(2)%	(84.831)	36%
(118.118)	-	-	-	(11.040)	(13.024)	(15.178)	(15.679)	(13.903)	(16.379)	(13.732)	(10.340)	(111.080)	(67)	1%	1.671	(16)%	(288)	0%	(7.307)	7%
-	-	-	-	-	-	-	-	-	-	-	-	-	-	n.a.	-	n.a.	-	n.a.	-	n.a.
2.092.155	37.663	173.811	153.965	73.156	121.989	119.059	70.891	130.244	138.870	72.342	179.311	1.271.303	2.886	2%	4.526	3%	34.427	2%	855.279	67%
79%	82%	92%	92%	59%	70%	69%	57%	72%	72%	59%	79%	74%								
(2.066.666)	(308.603)	(303.187)	(335.625)	(326.675)	(345.175)	(382.582)	(370.014)	(375.345)	(400.880)	(332.348)	(299.120)	(3.750.614)	10.676	(6)%	120.871	(40)%	22.979	(1)%	1.115.933	(30)%
(631.408)	(95.104)	(97.376)	(95.777)	(63.334)	(71.915)	(88.575)	(77.633)	(74.602)	(96.843)	(96.839)	(74.795)	(843.042)	(165)	1%	52.329	(70)%	(174)	0%	211.400	(25)%
(1.067.530)	(289.306)	(177.458)	(179.978)	(242.285)	(100.132)	(182.455)	(210.911)	(180.630)	(160.210)	(227.068)	(116.909)	(2.171.342)	2.789	(4)%	50.621	(48)%	(8.958)	1%	1.074.854	(50)%
(1.104.707)	(112.144)	(117.281)	(140.568)	(153.124)	(122.449)	(135.249)	(141.336)	(117.008)	(116.298)	(115.677)	(116.709)	(1.388.422)	(4.434)	7%	46.720	(40)%	(14.807)	1%	209.019	(15)%
(727.184)	(89.006)	(86.412)	(92.133)	(60.459)	(63.246)	(62.464)	(73.603)	(71.455)	(68.256)	(69.908)	(63.877)	(813.910)	10.572	(22)%	26.393	(41)%	11.539	(2)%	96.274	(12)%
(6.277.639)	(894.363)	(794.714)	(814.101)	(846.077)	(798.318)	(831.345)	(882.486)	(819.799)	(811.288)	(811.841)	(671.409)	(8.976.348)	19.636	(5)%	362.934	(45)%	10.779	(0)%	2.709.480	(30)%
(30)%	187%	104%	98%	103%	92%	97%	105%	76%	65%	42%	13%									
(236)%	(1640)%	(421)%	(484)%	(687)%	(461)%	(479)%	(707)%	(451)%	(423)%	(660)%	(296)%	(521)%								
(311.050)	-	-	-	(25.911)	(27.105)	(20.779)	(31.540)	(30.624)	(29.253)	(29.961)	(27.376)	(228.548)	4.531	(22)%	11.311	(41)%	4.845	(2)%	(78.157)	34%
(118.119)	-	-	-	(11.046)	(13.024)	(15.178)	(15.679)	(13.003)	(16.379)	(13.732)	(10.340)	(111.060)	(67)	1%	1.671	(16)%	(288)	0%	(7.307)	7%
(165.047)	(52.890)	(84.132)	(89.650)	(83.552)	(55.611)	(66.000)	(20.721)	(36.386)	(24.166)	(31.002)	(22.394)	(577.973)	6.797	(31)%	8.801	(31)%	13.234	(7)%	406.166	(70)%
(20.447)	(6.457)	(4.648)	(15.906)	(23.996)	(10.021)	(18.388)	(9.603)	(6.578)	(6.166)	(5.335)	(6.997)	(120.214)	-	n.a.	6.997	(100)%	-	0%	90.767	(76)%
(2.340)	(28.525)	(33.610)	(52.068)	(63.500)	(18.802)	(67.096)	(7.522)	(3.243)	(2.720)	(2.215)	(2.215)	(281.625)	-	n.a.	2.215	(100)%	-	0%	279.285	(99)%
-	(12.904)	(13.308)	(16.610)	(11.316)	(5.408)	(10.478)	(1.030)	(505)	(505)	(505)	(505)	(72.584)	-	n.a.	505	(100)%	-	n.a.	72.584	(100)%
(51.867)	(14.023)	(15.006)	(8.642)	(10.640)	(10.643)	(10.645)	(354)	(354)	(354)	-	(1.815)	(73.475)	746	(14)%	(2.880)	148%	1.401	(3)%	23.099	(31)%
(268.701)	(114.808)	(150.714)	(183.346)	(193.015)	(105.565)	(175.207)	(45.299)	(49.065)	(33.911)	(40.017)	(33.927)	(1.125.872)	7.543	(27)%	13.088	(41)%	14.725	(5)%	871.835	(77)%
(70)%	3636%	32%	57%	134%	73%	14%	(39)%	(66)%	(79)%	(74)%	(81)%									
(10)%	(240)%	(80)%	(109)%	(157)%	(61)%	(101)%	(36)%	(27)%	(18)%	(33)%	(15)%	(65)%								
(22.229)	-	-	-	(4.560)	(4.561)	(4.562)	(152)	(152)	(152)	-	(776)	(14.016)	320	(14)%	(1.152)	148%	639	(3)%	(8.674)	46%
-	-	-	-	-	-	-	-	-	-	-	-	-	-	n.a.	-	n.a.	-	n.a.	-	n.a.
(113.845)	(34.857)	(46.963)	(39.918)	(33.320)	(34.713)	(27.069)	(30.541)	(29.640)	(25.910)	(37.560)	(27.080)	(387.581)	(16.850)	210%	2.104	(8)%	(13.164)	12%	240.552	(65)%
(380.344)	(28.800)	(30.182)	(29.113)	(43.254)	(37.153)	(40.279)	(38.628)	(34.004)	(34.015)	(33.713)	(32.679)	(391.045)	704	(2)%	1.419	(4)%	2.358	(1)%	4.050	(1)%
(42.601)	(10.647)	(44.504)	(30.132)	(28.238)	(29.180)	(18.772)	(20.596)	(17.518)	(28.121)	(19.374)	(18.403)	(268.582)	(6.091)	255%	10.010	(54)%	(10.334)	24%	216.647	(80)%
(10.582)	(5.082)	(6.690)	(14.228)	(6.025)	(8.424)	(1.570)	(4.806)	(81)	(79)	-	(597)	(47.757)	(1.873)	115%	(2.899)	485%	(380)	2%	27.795	(58)%
(87.201)	(6.808)	(7.013)	(12.272)	(10.813)	(9.609)	(11.050)	(11.017)	(7.951)	(7.484)	(7.130)	(13.437)	(105.586)	(1.544)	27%	5.223	(46)%	189	(0)%	18.515	(18)%
(724.046)	(79.757)	(77.609)	(86.633)	(98.350)	(94.150)	(92.028)	(92.249)	(90.356)	(80.419)	(77.531)	(83.121)	(922.275)	5.347	(25)%	47.379	(75)%	3.501	(0)%	201.130	(22)%
(11.007)	(30.292)	(10.366)	(6.166)	(7.280)	(115.048)	(44.132)	(9.154)	(5.737)	(6.042)	(980)	(6.508)	(246.344)	56	(35)%	6.398	(98)%	(87)	1%	236.591	(95)%
(4.351)	(100)	(110)	(1.136)	(353)	(170)	(172)	(132)	(212)	(136)	(210)	(135)	(2.874)	199	(73)%	51	(45)%	308	(9)%	(1.079)	38%
(436.701)	(9.460)	(1.867)	(4.000)	(38.793)	(64.257)	(58.314)	(2.072)	(37.680)	(86.266)	(43.776)	(196.765)	(544.796)	35.824	(91)%	193.142	(98)%	68.030	(15)%	174.035	(32)%
(50.303)	(40)	(570)	(11.860)	-		(1.213)	-	(3.645)	(94)	(570)	(94)	(18.107)	(4.249)	378%	(5.279)	5616%	(3.125)	6%	(35.381)	195%
(57.024)	(1.744)	(26.425)	(7.620)	(1.137)	(2.810)	1.505	(27.871)	(9.349)	(4.605)	(12.917)	(4.878)	(98.061)	4.449	(82)%	3.904	(80)%	3.020	(5)%	44.057	(45)%
(19.501)	(374)	(2.129)	(861)	(707)	(501)	(1.007)	(436)	(2.222)	(454)	(534)	(1.250)	(10.563)	1.308	(77)%	851	(88)%	2.294	(12)%	(8.844)	63%
(10.565)	(2.985)	(8.719)	(1.327)	(3.063)	(10.801)	(2.161)	(2.500)	(2.473)	(1.815)	(2.252)	(9.155)	(45.079)	752	(45)%	8.248	(90)%	1.509	(8)%	27.003	(60)%
(1.323.028)	(124.770)	(131.874)	(120.528)	(149.638)	(287.044)	(107.522)	(135.102)	(141.683)	(180.063)	(138.778)	(281.900)	(1.890.100)	43.685	(62)%	254.705	(90)%	73.540	(6)%	630.712	(34)%
(1.976.561)	(217.121)	(277.297)	(246.192)	(271.288)	(403.729)	(296.268)	(240.890)	(230.947)	(276.662)	(236.546)	(374.392)	(3.071.531)	18.001	(15)%	271.652	(73)%	52.211	(3)%	1.147.180	(37)%
(36)%	61%	120%	206%	6%	207%	122%	96%	60%	96%	(0)%	18%									
(74)%	(471)%	(147)%	(146)%	(220)%	(233)%	(171)%	(193)%	(127)%	(144)%	(192)%	(165)%	(176)%								
(6.430.746)	(1.188.629)	(1.048.914)	(1.089.674)	(1.237.224)	(1.187.221)	(1.183.761)	(1.097.743)	(969.567)	(983.190)	(1.016.060)	(900.418)	(11.902.440)	48.156	(14)%	590.101	(66)%	112.141	(2)%	5.583.835	(47)%
(241)%	(2579)%	(556)%	(646)%	(1004)%	(684)%	(683)%	(880)%	(533)%	(512)%	(825)%	(397)%	(691)%								
83.090	-	-	-	-	-	-	-	-	-	-	-	-	-	n.a.	-	n.a.	-	0%	83.090	n.a.
4.049												-					-	0%	4.049	n.a.
1.427.024	-	-	-	-	-	-	-	-	-	-	-	-	-	n.a.	-	n.a.	-	0%	1.427.024	n.a.
(4.914.483)	(1.188.629)	(1.048.914)	(1.089.674)	(1.237.224)	(1.187.221)	(1.183.761)	(1.097.743)	(969.567)	(983.190)	(1.016.060)	(900.418)	(11.902.440)	48.156	(14)%	590.101	(66)%	112.147	(2)%	7.100.098	(60)%
(184)%	(2579)%	(656)%	(646)%	(1004)%	(684)%	(683)%	(880)%	(533)%	(512)%	(825)%	(397)%	(691)%								

Exhibit 9.1.3(c)

Permitted measures outside of ordinary course of business

- **Issuance of share capital or similar interest to any person other than Group Company:**
  - **Capital increase on 4 December 2025**
    - Based on managing director's resolution dated 5 November 2025, in turn authorized by resolution of the shareholders' meeting on 14 May 2025, the share capital of planA.earth GmbH has been increased by EUR 494.00 to EUR 94,703.00 by issuing 494 new Preferred B Shares in the nominal amount of EUR 1.00 each from authorized capital against cash contributions.
    - Shareholders of planA.earth GmbH Opera Tech Ventures S.L.P. and Deutsche Bank Aktiengesellschaft have been authorized to subscribe to newly issued Preferred B Shares.
  - **Capital increase on 7 November 2025**
    - Based on managing director's resolution dated 24 October 2025, in turn authorized by resolution of the shareholders' meeting on 14 May 2025, the share capital of planA.earth GmbH has been increased by EUR 720.00 to EUR 94,209.00 by issuing 720 new Preferred B Shares in the nominal amount of EUR 1.00 each from authorized capital against cash contributions.
    - Shareholders of planA.earth GmbH KEEN Venture Partners Fund II Coöperatief U.A., FPCI Demeter 6 Amorçage, Lightspeed Venture Partners XIV-B (Ignite), L.P., Sasha Bezuhanova-Yordanova and Flixfounders 2 GmbH & Co. KG have been authorized to subscribe to newly issued Preferred B Shares.

List of active lease agreements

- **Design Offices Berlin Leipziger Platz GmbH**
  - Description: dedicated office area in a coworking space in Berlin
  - Contract Start Date: 15.10.2025 with fixed term:
  - End Date: 31.05.2026
  - Net monthly Rent: 12.600EUR
- **Climate House SAS /**
  - Description: one flying access to a coworking space in Paris
  - Contract Start Date 1.09.2025 with fixed term:
  - End Date: 31.08.2026
  - Net monthly Rent: 242EUR

Exhibit 9.1.3(e)(iii)

Owned Intellectual Property Rights[1]

IP Category	Description	Contained items	Status
Business Name	Plan A's official name of business	planA.earth GmbH PlanA.Earth SAS PlanA.Earth Limited	"planA.earth" is protected as a company sign/ ("Unternehmenskennzeichen") registered at Handelsregister Registered at French commercial registry Registered at Companies' House
Copyright	Plan A Platform Plan A Website	Plan A Sustainability Platform/Carbon Manager Plan A Website content	Copyright in software code: in Germany, (and the EU) copyright protection is automatic upon creation. There is no formal registration requirement to obtain copyright protection.
Trademark	A legally registered symbol, word, or phrase that uniquely represents Plan A's brand	Word trademarks "PLAN A"	• EUTM (reg. with EUIPO): word trademark registered on 16 November 2023, reg. no.: 018878923; • French trademark (reg. with INPI): word trademark registered on 8 September 2023, reg. no.: 4964688; • GB trademark (reg. with UKIPO): word trademark registered on 23 February 2024, reg. no.: UK00003982215; • US trademark (reg. with USPTO): word trademark registered on 16 November 2023; reg. no. 7648758.

[1] PlanA.Earth GmbH owns all IPRs of the group.

Domain Names	Internet addresses	• plana.earth • planaearth.com • planbearth.com • plana.ai • plana.live • plana.news	All domains are registered under Plan A (Namecheap and GoDaddy). Purchasing efforts for plana.com were made with a broker and the assistance of our investor Lightspeed. Not conclusive.

Exhibit 9.1.3(e)(iv)

Licensed Intellectual Property Rights

Software subscription	Subscription type	Department	Annual Cost
HubSpot Germany GmbH	Professional Monthly	Finance & Operations	51,867
Atlassian Pty Ltd	Premium	People & Organisation	44,192
ESG Book	Emissions & Emissions	Sustainability Solutions	27,684
Google Ireland Limited	Google Subscription	Finance & Operations	26,857
Ecolytiq	Annual license	Sustainability Solutions	20,004
Payhawk Limited	Enterprise Suite	Finance & Operations	19,594
Gong.io	Professional Subscription	Finance & Operations	16,176
Perimeter 81 Ltd	Network Gateway	Engineering	14,516
Intercom R&D Unlimited Company	Engage Pro	Customer Success	14,312
Personio	HR Professional Tool	People & Organisation	14,232
Climatiq Technologies	Annual license	Sustainability Solutions	13,500
Nuvo	Nuvo Data Importer Monthly SaaS	Engineering	12,240
Figure SAS	Subscription	People & Organisation	11,643
Lemlist		Marketing	9,678
1Password	*Business Annually*	Finance & Operations	9,060
Zoom Video Communications Inc.		Finance & Operations	8,905
CLAY LABS INC	Pro Plan	Marketing	8,796
Slack Technologies Limited	Pro subscription start (annual)	People & Organisation	8,292
Microsoft	Microsoft 365 Business Standard	Finance & Operations	7,923
Chargebee	Enterprise Plan - Monthly	Finance & Operations	7,500
Lexology		Sustainability Solutions	6,888
Ledgy	*Ledgy Scale Subscription*	Finance & Operations	6,480
MixPanel	Engagement Plan	Product	5,880

Exhibit 9.1.3(e)(iv)

Datev UG	*Accounting Software*	Finance & Operations	5,752
Google Cloud EMEA Limited	Google Cloud Subscription	Finance & Operations	5,687
GitHub, Inc.	Code hosting Platform	Engineering	5,585
New Relic, Inc.	New Relic One Core	Engineering	5,446
Cacilian LLC	Annual One-Time	Engineering	5,000
Weglot	Advanced Yearly	Marketing	4,611
PandaDoc, Inc.	Enterprise Annual	Legal & Compliance	4,005
Superhuman	Pro	Office of the CEO	3,958
TravelPerk, S.L.	Statndard Business Travel	Finance & Operations	3,588
JetBrains s .r.o.	Commercial Monthly	Engineering	3,578
Aircall SAS	Standard User License	Sales	2,976
Upwork Global Inc.	Professional Seat	Finance & Operations	2,864
Ballad Club		Customer Success	2,808
AHREFS	Professional Seat	Marketing	2,748
Softr Platforms GmbH	Professional	Marketing	2,376
apilayer Data Products GmbH	Exchange Rates Data API - Pro Plan V2	Engineering	2,336
Vistaly		Product	2,208
ChatGPT	Open AI	Finance & Operations	2,099
Outgrow	Freelancer	Product	2,015
LAUNCHDARKLY	Professional Seat	Engineering	1,759
HAPILY	Clone Attack	Finance & Operations	1,748
Hotjar Ltd	Hotjar Business	Product	1,632
Webkid GmbH	React Flow Starter	Engineering	1,497
Apollo.io	Professional Seat	Marketing	1,363
CYPRESS.IO	Team	Engineering	1,253
Webflow	Core Workspace	Marketing	1,075

Exhibit 9.1.3(e)(vi)

List of IP infringements

N/A

Exhibit 9.1.3(e)(vii)

Notified employee inventions or claims related to any employee invention

N/A

Open Source Software

System	Component	Type	URL	License
React	@babel/core	npm	https://www.npmjs.com/package/@babel/core	MIT License
React	@babel/preset-env	npm	https://www.npmjs.com/package/@babel/preset-env	MIT License
React	@babel/preset-react	npm	https://www.npmjs.com/package/@babel/preset-react	MIT License
React	@craco/craco	npm	https://www.npmjs.com/package/@craco/craco	MIT License
React	@dnd-kit/core	npm	https://www.npmjs.com/package/@dnd-kit/core	MIT License
React	@dnd-kit/sortable	npm	https://www.npmjs.com/package/@dnd-kit/sortable	MIT License
React	@mui/base	npm	https://www.npmjs.com/package/@mui/base	MIT License
React	@mui/icons-material	npm	https://www.npmjs.com/package/@mui/icons-material	MIT License
React	@mui/material	npm	https://www.npmjs.com/package/@mui/material	MIT License
React	@mui/styled-engine	npm	https://www.npmjs.com/package/@mui/styled-engine	MIT License
React	@reduxjs/toolkit	npm	https://www.npmjs.com/package/@reduxjs/toolkit	MIT License
React	@sentry/react	npm	https://www.npmjs.com/package/@sentry/react	MIT License
React	@sentry/tracing	npm	https://www.npmjs.com/package/@sentry/tracing	MIT License
React	@tanstack/react-query	npm	https://www.npmjs.com/package/@tanstack/react-query	MIT License
React	axios	npm	https://www.npmjs.com/package/axios	MIT License
React	classnames	npm	https://www.npmjs.com/package/classnames	MIT License
React	concurrently	npm	https://www.npmjs.com/package/concurrently	MIT License
React	formik	npm	https://www.npmjs.com/package/formik	MIT License
React	i18next	npm	https://www.npmjs.com/package/i18next	MIT License

React	i18next-browser-languagedetector	npm	https://www.npmjs.com/package/i18next-browser-languagedetector	MIT License
React	i18next-http-backend	npm	https://www.npmjs.com/package/i18next-http-backend	MIT License
React	js-cookie	npm	https://www.npmjs.com/package/js-cookie	MIT License
React	mixpanel-browser	npm	https://www.npmjs.com/package/mixpanel-browser	Apache-2.0 License
React	moment	npm	https://www.npmjs.com/package/moment	MIT License
React	moment-timezone	npm	https://www.npmjs.com/package/moment-timezone	MIT License
React	nanoid	npm	https://www.npmjs.com/package/nanoid	MIT License
React	rc-animate	npm	https://www.npmjs.com/package/rc-animate	MIT License
React	rc-table	npm	https://www.npmjs.com/package/rc-table	MIT License
React	react	npm	https://www.npmjs.com/package/react	MIT License
React	react-aria	npm	https://www.npmjs.com/package/react-aria	Apache-2.0 License
React	react-autosize-textarea	npm	https://www.npmjs.com/package/react-autosize-textarea	MIT License
React	react-bootstrap	npm	https://www.npmjs.com/package/react-bootstrap	MIT License
React	react-datepicker	npm	https://www.npmjs.com/package/react-datepicker	MIT License
React	react-dom	npm	https://www.npmjs.com/package/react-dom	MIT License
React	react-helmet	npm	https://www.npmjs.com/package/react-helmet	MIT License
React	react-i18next	npm	https://www.npmjs.com/package/react-i18next	MIT License
React	react-is	npm	https://www.npmjs.com/package/react-is	MIT License
React	react-redux	npm	https://www.npmjs.com/package/react-redux	MIT License
React	react-router	npm	https://www.npmjs.com/package/react-router	MIT License
React	react-router-dom	npm	https://www.npmjs.com/package/react-router-dom	MIT License
React	react-router-native	npm	https://www.npmjs.com/package/react-router-native	MIT License
React	react-scripts	npm	https://www.npmjs.com/package/react-scripts	MIT License
React	react-select	npm	https://www.npmjs.com/package/react-select	MIT License
React	react-toastify	npm	https://www.npmjs.com/package/react-toastify	MIT License

React	react-tiny-popover	npm	https://www.npmjs.com/package/react-tiny-popover	MIT License
React	recharts	npm	https://www.npmjs.com/package/recharts	MIT License
React	sass	npm	https://www.npmjs.com/package/sass	MIT License
React	serve	npm	https://www.npmjs.com/package/serve	MIT License
React	single-spa	npm	https://www.npmjs.com/package/single-spa	MIT License
React	single-spa-layout	npm	https://www.npmjs.com/package/single-spa-layout	MIT License
React	single-spa-react	npm	https://www.npmjs.com/package/single-spa-react	MIT License
React	styled-components	npm	https://www.npmjs.com/package/styled-components	MIT License
React	type-fest	npm	https://www.npmjs.com/package/type-fest	MIT License
React	typescript	npm	https://www.npmjs.com/package/typescript	Apache-2.0 License
React	use-async-effect	npm	https://www.npmjs.com/package/use-async-effect	MIT License
React	use-dark-mode	npm	https://www.npmjs.com/package/use-dark-mode	MIT License
React	webpack	npm	https://www.npmjs.com/package/webpack	MIT License
React	webfontloader	npm	https://www.npmjs.com/package/webfontloader	Apache-2.0 License
React	web-vitals	npm	https://www.npmjs.com/package/web-vitals	Apache-2.0 License
React	yup	npm	https://www.npmjs.com/package/yup	MIT License
React	uuid	npm	https://www.npmjs.com/package/uuid	MIT License
React	zustand	npm	https://www.npmjs.com/package/zustand	MIT License
Laravel	amphp/http-client	Composer	https://github.com/amphp/http-client	MIT
Laravel	ans-group/laravel-health-check	Composer	https://github.com/ans-group/laravel-health-check	MIT
Laravel	astrotomic/laravel-translatable	Composer	https://github.com/Astrotomic/laravel-translatable	MIT
Laravel	baopham/dynamodb	Composer	https://github.com/baopham/laravel-dynamodb	MIT
Laravel	bensampo/laravel-enum	Composer	https://github.com/BenSampo/laravel-enum	MIT
Laravel	bugsnag/bugsnag-laravel	Composer	https://github.com/bugsnag/bugsnag-laravel	MIT
Laravel	carboneio/carbone-sdk-php	Composer	https://github.com/carboneio/carbone-sdk-php	Apache 2.0
Laravel	convertapi/convertapi-php	Composer	https://github.com/ConvertAPI/convertapi-library-php	MIT

Laravel	cviebrock/eloquent-sluggable	Composer	https://github.com/cviebrock/eloquent-sluggable	MIT
Laravel	darkaonline/l5-swagger	Composer	https://github.com/DarkaOnLine/L5-Swagger	MIT
Laravel	doctrine/dbal	Composer	https://github.com/doctrine/dbal	MIT
Laravel	embed/embed	Composer	https://github.com/oscarotero/Embed	MIT
Laravel	guzzlehttp/guzzle	Composer	https://github.com/guzzle/guzzle	MIT
Laravel	jeroennoten/laravel-adminlte	Composer	https://github.com/jeroennoten/Laravel-AdminLTE	MIT
Laravel	jeroenzwart/laravel-csv-seeder	Composer	https://github.com/jeroenzwart/laravel-csv-seeder	MIT
Laravel	laracasts/flash	Composer	https://github.com/laracasts/flash	MIT
Laravel	laravel-validation-rules/credit-card	Composer	https://github.com/laravel-validation-rules/credit-card	MIT
Laravel	laravel/framework	Composer	https://github.com/laravel/framework	MIT
Laravel	laravel/helpers	Composer	https://github.com/laravel/helpers	MIT
Laravel	laravel/horizon	Composer	https://github.com/laravel/horizon	MIT
Laravel	laravel/sanctum	Composer	https://github.com/laravel/sanctum	MIT
Laravel	laravel/slack-notification-channel	Composer	https://github.com/laravel/slack-notification-channel	MIT
Laravel	laravel/socialite	Composer	https://github.com/laravel/socialite	MIT
Laravel	laravel/telescope	Composer	https://github.com/laravel/telescope	MIT
Laravel	laravel/tinker	Composer	https://github.com/laravel/tinker	MIT
Laravel	laravel/ui	Composer	https://github.com/laravel/ui	MIT
Laravel	laravellux/html	Composer	https://github.com/LaravelLux/html	MIT
Laravel	launchdarkly/server-sdk	Composer	https://github.com/launchdarkly/php-server-sdk	Apache 2.0
Laravel	league/csv	Composer	https://github.com/thephpleague/csv	MIT
Laravel	league/flysystem-aws-s3-v3	Composer	https://github.com/thephpleague/flysystem-aws-s3-v3	MIT
Laravel	league/iso3166	Composer	https://github.com/thephpleague/iso3166	MIT
Laravel	nunomaduro/collision	Composer	https://github.com/nunomaduro/collision	MIT
Laravel	owen-it/laravel-auditing	Composer	https://github.com/owen-it/laravel-auditing	MIT

Laravel	paragonie/random_compat	Composer	https://github.com/paragonie/random_compat	MIT
Laravel	phpoffice/phpspreadsheet	Composer	https://github.com/PHPOffice/PhpSpreadsheet	MIT
Laravel	phrase/phrase-php	Composer	https://github.com/phrase/phrase-php	MIT
Laravel	plana-earth/backend-messaging-service	Composer	https://github.com/plana-earth/backend-messaging-service	Proprietary
Laravel	predis/predis	Composer	https://github.com/predis/predis	MIT
Laravel	propaganistas/laravel-disposable-email	Composer	https://github.com/Propaganistas/Laravel-Disposable-Email	MIT
Laravel	pusher/pusher-php-server	Composer	https://github.com/pusher/pusher-http-php	MIT
Laravel	socialiteproviders/keycloak	Composer	https://github.com/SocialiteProviders/Keycloak	MIT
Laravel	socialiteproviders/microsoft	Composer	https://github.com/SocialiteProviders/Microsoft	MIT
Laravel	spatie/laravel-csp	Composer	https://github.com/spatie/laravel-csp	MIT
Laravel	spatie/laravel-medialibrary	Composer	https://github.com/spatie/laravel-medialibrary	MIT
Laravel	spatie/laravel-permission	Composer	https://github.com/spatie/laravel-permission	MIT
Laravel	spatie/laravel-responsecache	Composer	https://github.com/spatie/laravel-responsecache	MIT
Laravel	symfony/http-client	Composer	https://github.com/symfony/http-client	MIT
Laravel	symfony/mailgun-mailer	Composer	https://github.com/symfony/mailgun-mailer	MIT
Laravel	webwizo/laravel-shortcodes	Composer	https://github.com/webwizo/laravel-shortcodes	MIT
Laravel	yajra/laravel-datatables-fractal	Composer	https://github.com/yajra/laravel-datatables-fractal	MIT
Laravel	yajra/laravel-datatables-oracle	Composer	https://github.com/yajra/laravel-datatables	MIT
Laravel	@fortawesome/fontawesome-free	npm	https://github.com/FortAwesome/Font-Awesome	MIT / CC BY 4.0 / SIL OFL
Laravel	admin-lte	npm	https://github.com/ColorlibHQ/AdminLTE	MIT
Laravel	blueimp-file-upload	npm	https://github.com/blueimp/jQuery-File-Upload	MIT
Laravel	bootstrap	npm	https://github.com/twbs/bootstrap	MIT
Laravel	chart.js	npm	https://github.com/chartjs/Chart.js	MIT
Laravel	datatables.net-bs	npm	https://github.com/DataTables/Dist-DataTables-Bootstrap	MIT
Laravel	icheck	npm	https://github.com/drgullin/icheck	MIT

Laravel	jquery-slimscroll	npm	https://github.com/rochal/jQuery-slimScroll	MIT / GPL
Laravel	jquery-ui	npm	https://github.com/jquery/jquery-ui	MIT
Laravel	jquery.marquee	npm	https://github.com/aamirafridi/jQuery.Marquee	MIT
Laravel	lodash	npm	https://github.com/lodash/lodash	MIT
Laravel	moment	npm	https://github.com/moment/moment	MIT
Laravel	quill	npm	https://github.com/slab/quill	BSD 3-Clause
Laravel	select2	npm	https://github.com/select2/select2	MIT
Laravel	slick-carousel	npm	https://github.com/kenwheeler/slick	MIT
Laravel	terser	npm	https://github.com/terser/terser	BSD 2-Clause
Laravel	axios	npm	https://github.com/axios/axios	MIT
Laravel	bootstrap-sass	npm	https://github.com/twbs/bootstrap-sass	MIT
Laravel	cross-env	npm	https://github.com/kentcdodds/cross-env	MIT
Laravel	jquery	npm	https://github.com/jquery/jquery	MIT
Laravel	laravel-vite-plugin	npm	https://github.com/laravel/vite-plugin	MIT
Laravel	minimist	npm	https://github.com/minimistjs/minimist	MIT
Laravel	resolve-url-loader	npm	https://github.com/bholloway/resolve-url-loader	MIT
Laravel	sass	npm	https://github.com/sass/sass	MIT
Laravel	sass-loader	npm	https://github.com/webpack-contrib/sass-loader	MIT
Laravel	url-parse	npm	https://github.com/unshiftio/url-parse	MIT
Laravel	vite	npm	https://github.com/vitejs/vite	MIT
EEIO	boto3		https://github.com/boto/boto3	Apache License 2.0
EEIO	pymysql		https://github.com/PyMySQL/PyMySQL	MIT
EEIO	numpy		https://github.com/numpy/numpy	BSD
EEIO	pyyaml		https://github.com/yaml/pyyaml	MIT
EEIO	openpyxl		https://foss.heptapod.net/openpyxl/openpyxl	MIT
EEIO	black		https://github.com/psf/black	MIT
EEIO	azure-storage-blob		https://github.com/Azure/azure-sdk-for-python	MIT

Supplier module	FASTAPI		https://github.com/tiangolo/fastapi	MIT
Supplier module	hypercorn		https://github.com/pgjones/hypercorn	MIT
Supplier module	anyio		https://github.com/agronholm/anyio	MIT
Supplier module	boto3		https://github.com/boto/boto3	Apache License 2.0
Supplier module	psycopg2		https://github.com/psycopg/psycopg2	LGPL-3.0
Supplier module	numpy		https://github.com/numpy/numpy	BSD
Supplier module	smart-open		https://github.com/RaRe-Technologies/smart_open	MIT
Supplier module	asyncpg		https://github.com/MagicStack/asyncpg	Apache License 2.0
Supplier module	pandas		https://github.com/pandas-dev/pandas	BSD
Supplier module	pyarrow		https://github.com/apache/arrow	Apache License 2.0
Supplier module	pycountry		https://github.com/flyingcircusio/pycountry	MIT
Supplier module	cryptography		https://github.com/pyca/cryptography	Apache License 2.0
Supplier module	sentry-sdk		https://github.com/getsentry/sentry-python	BSD
Supplier module	marshmallow		https://github.com/marshmallow-code/marshmallow	MIT
Supplier module	marshmallow-dataclass		https://github.com/lovasoa/marshmallow_dataclass	MIT
Supplier module	httpx		https://github.com/encode/httpx	MIT
Supplier module	orjson		https://github.com/ijl/orjson	MIT, Apache License 2.0
Supplier module	redis		https://github.com/redis/redis-py	MIT
Supplier module	celery		https://github.com/celery/celery	BSD
Supplier module	flake8		https://github.com/PyCQA/flake8	MIT
Supplier module	pytest		https://github.com/pytest-dev/pytest/	MIT
Supplier module	pytest-cov		https://github.com/pytest-dev/pytest-cov	MIT
Supplier module	pytest-flake8		https://github.com/tholo/pytest-flake8	MIT
Supplier module	pytest-isort		https://github.com/stephrdev/pytest-isort	MIT
Supplier module	pytest-asyncio		https://github.com/pytest-dev/pytest-asyncio	Apache License 2.0
Supplier module	pytest-vcr		https://github.com/ktosiek/pytest-vcr	MIT

Supplier module	pytest-freezegun		https://github.com/ktosiek/pytest-freezegun	MIT
Supplier module	openpyxl		https://foss.heptapod.net/openpyxl/openpyxl	MIT
Supplier module	click		https://github.com/pallets/click	BSD
Supplier module	pytest-dependency		https://github.com/RKrahl/pytest-dependency	Apache License 2.0
Supplier module	pytest-mock		https://github.com/pytest-dev/pytest-mock	MIT
Supplier module	debugpy		https://github.com/microsoft/debugpy	MIT
Supplier module	black		https://github.com/psf/black	MIT
Supplier module	Faker		https://github.com/joke2k/faker	MIT
Supplier module	pre-commit		https://github.com/pre-commit/pre-commit	MIT
Supplier module	yesqa		https://github.com/asottile/yesqa	MIT
Supplier module	autoflake		https://github.com/PyCQA/autoflake	MIT
Supplier module	requests		https://github.com/psf/requests	Apache License 2.0
Supplier module	cachetools		https://github.com/tkem/cachetools	MIT License
Datalake	boto3		https://github.com/boto/boto3	Apache 2.0
Datalake	pyarrow		https://github.com/apache/arrow	Apache 2.0
Datalake	pandas		https://github.com/pandas-dev/pandas	BSD 3
Datalake	requests		https://github.com/psf/requests	Apache 2.0
Datalake	aws-lambda-powertools		https://github.com/awslabs/aws-lambda-powertools-python	MIT
Datalake	python-dotenv		https://github.com/theskumar/python-dotenv	BSD 3
Datalake	pandera		https://github.com/pandera-dev/pandera	MIT
Datalake	cachetools		https://github.com/tkem/cachetools	MIT
Datalake	mypy-boto3-dynamodb		https://github.com/youtype/mypy_boto3_builder	MIT
Datalake	polars		https://github.com/pola-rs/polars	MIT
Datalake	python-lambda-local		https://github.com/HDE/python-lambda-local	MIT
Datalake	black		https://github.com/psf/black	MIT
Datalake	flake8		https://github.com/pycqa/flake8	MIT
Datalake	isort		https://github.com/pycqa/isort	MIT

Datalake	pytest		https://github.com/pytest-dev/pytest	MIT
Datalake	pytest-cov		https://github.com/pytest-dev/pytest-cov	MIT
Datalake	pytest-mock		https://github.com/pytest-dev/pytest-mock	MIT
Datalake	pytest-freezegun		https://github.com/pytest-dev/pytest-freezegun	MIT
Datalake	pytest-timeout		https://github.com/pytest-dev/pytest-timeout	MIT
Datalake	pre-commit		https://github.com/pre-commit/pre-commit	MIT
Datalake	autoflake		https://github.com/PyCQA/autoflake	MIT
Datalake	yesqa		https://github.com/asottile/yesqa	MIT
Datalake	click		https://github.com/pallets/click	BSD 3
Datalake	yaspin		https://github.com/pavdmyt/yaspin	MIT
Datalake	aiohttp		https://github.com/aio-libs/aiohttp	Apache 2.0
Datalake	locust		https://github.com/locustio/locust	MIT
Datalake	fastapi		https://github.com/tiangolo/fastapi	MIT
Datalake	uvicorn		https://github.com/encode/uvicorn	BSD 3
Databox	fastapi		https://github.com/tiangolo/fastapi	MIT
Databox	uvicorn		https://github.com/uvicorn-dev/uvicorn	MIT
Databox	pydantic		https://github.com/pydantic/pydantic	MIT
Databox	yarl		https://github.com/aio-libs/yarl/	Apache 2.0
Databox	ujson		https://github.com/ultrajson/ultrajson	BSD 3
Databox	aiofiles		https://github.com/Tinche/aiofiles	Apache 2.0
Databox	httptools		https://github.com/MagicStack/httptools	MIT
Databox	async-exit-stack		https://github.com/sorcio/async_exit_stack	PSF
Databox	async-generator		https://github.com/python-trio/async_generator	MIT
Databox	gunicorn		https://github.com/benoitc/gunicorn	MIT
Databox	pandasql		https://github.com/yhat/pandasql	MIT
Databox	joblib		https://github.com/joblib/joblib	BSD 3
Databox	SQLAlchemy		https://github.com/sqlalchemy/sqlalchemy/	MIT

Exhibit 9.1.3(f)(iv)

Databox	pylint		https://github.com/pylint-dev/pylint	GNU 2.0
Databox	psycopg2		https://github.com/psycopg/psycopg2	LGPL-3.0
Databox	alembic		https://github.com/sqlalchemy/alembic/	MIT
Databox	SQLAlchemy-Utils		https://github.com/kvesteri/sqlalchemy-utils	BSD
Databox	Jinja2		https://github.com/pallets/jinja/	BSD 3
Databox	python-multipart		https://github.com/andrew-d/python-multipart	Apache 2.0
Databox	Pint		https://github.com/hgrecco/pint	BSD
Databox	locust		https://github.com/locustio/locust	MIT
Databox	numba		https://github.com/numba/numba	BSD 2
Databox	numexpr		https://github.com/pydata/numexpr	MIT
Databox	treelib		https://github.com/caesar0301/treelib	Apache 2.0
Databox	structlog		https://github.com/hynek/structlog	MIT
Databox	newrelic		https://github.com/newrelic/newrelic-python-agent	Apache 2.0
Databox	fsspec		https://github.com/fsspec/filesystem_spec	BSD 3
Databox	s3fs		https://github.com/fsspec/s3fs/	BSD 3
Databox	pyarrow		https://github.com/apache/arrow	Apache License 2.0

Exhibit 9.1.3(g)(i)

Material Agreements

- **Customer contracts, each with planA.earth GmbH:**
  - 02.02.01.01.01.01 – 20240912_Regina Maria x Plan A_Service Agreement
    - Contract name: *Service Agreement*
    - Parties: *CENTRUL MEDICAL UNIREA S.R.L. and Plan A*
    - Signing / effective date: *12 September 2024*
    - Service: *Provision of Plan A's carbon accounting SaaS platform, including greenhouse gas emissions calculation, monitoring, and ESG reporting support in accordance with the GHG Protocol.*
  - 02.02.01.01.01.02 – 20250204_Service Agreement_Navan x Plan A_signed
    - Contract name: Service Agreement
    - Parties: *Navan Inc. and Plan A*
    - Signing / effective date: *4 February 2025*
    - Service: *Access to Plan A's sustainability management software, including emissions tracking, reporting, and ongoing customer support.*
  - 02.02.01.01.01.04 – Basatin_SA
    - Contract name: *Service Agreement*
    - Parties: *Basatin Landscaping Sole Proprietorship LLC and Plan A*
    - Signing / effective date: *8 November 2023*
    - Service: *Use of Plan A's software and advisory services to measure, manage, and reduce carbon emissions across business operations.*
  - 02.02.01.01.01.05 – Carhartt_WIP
    - Contract name: *Service Agreement (Work in Progress)*
    - Parties: *Work in Progress Textilhandels GmbH and Plan A*
    - Date: *31 March 2023*
    - Service: *Planned provision of Plan A's carbon accounting platform, including Scope 1–3 emissions calculation and ESG analytics for apparel supply chains.*
  - 02.02.01.01.01.06 – Plan A_Service Agreement_CANCOM
    - Contract name: *Service Agreement*
    - Parties: *CANCOM SE and Plan A*
    - Signing / effective date: *05 September 2024*
    - Service: *SaaS access to Plan A's platform for enterprise carbon accounting, emissions monitoring, ESG reporting, and optional API integration.*
  - 02.02.01.01.01.07 – Too Good To Go
    - Contract name: *Service Agreement / Commercial Offer*
    - Parties: *Too Good To Go and Plan A*
    - Signing date: *18 November 2022*

- Service: *Subscription to Plan A's Pro Product offering, including supplier and decarbonisation modules, transport emissions calculations, and sustainability target setting.*

- 02.02.01.01.01.08 – Lloyds Register x Plan A_Contract
  - Contract name: *Carbon Management Services Contract + Data Processing Agreement*
  - Parties: *Lloyds Register Group Services Limited and Plan A*
  - Signing date: *19 May 2025*
  - Service: *Provision of Plan A's carbon management software and related services, including processing of personal data under GDPR-compliant data processing terms.*

- 02.02.01.01.01.09 – KFC
  - Contract name: *Service Agreement including Statement of Work (SOW)*
  - Parties: *KFC UKI and Plan A*
  - Signing / effective date: *27 March 2024 / 26 March 2025*
  - Service: *Delivery of carbon emissions measurement, monitoring, and ESG reporting services in accordance with the defined SOW.*

- 02.02.01.01.01.10 – Aiven
  - Contract name: *Service Agreement (Renewal 2024)*
  - Parties: *Aiven and Plan A*
  - Signing / effective date: *12 November 2024 / 2 October 2025*
  - Service: *Continued access to Plan A's carbon accounting SaaS platform for emissions calculation, ESG reporting, and sustainability management.*

- 02.02.01.01.01.11 – Alix
  - Contract name: *Service Agreement*
  - Parties: *AlixPartners UK LLP and Plan A*
  - Signing / effective date: *30 June 2023 / 9 November 2023 / 25 October 2024*
  - Service: *Provision of Plan A's sustainability software platform to support carbon accounting and ESG analysis.*

- 02.02.01.01.02 – Flix
  - Contract name: *Service Agreement*
  - Parties: *Flix Mobility GmbH / Flix SE and Plan A*
  - Signing / effective date: *30 November 2021 / 29 July 2022 / 14 August 2023*
  - Service: *Use of Plan A's platform for emissions calculation, monitoring, and sustainability reporting*

- 02.02.01.01.01.13 – Gebr. Heinemann
  - Contract name: *Service Agreement*
  - Parties: *Gebr. Heinemann SE & Co. KG and Plan A*
  - Signing / effective date: *20 December 2023*
  - Service: *Use of Plan A's platform for emissions calculation, monitoring, and sustainability reporting*

- 02.02.01.01.01.14 – Kitsuné
  - Contract name: *Service Agreement*
  - Parties: *Kitsuné France SAS and Plan A*
  - Signing / effective date: *19 December 2023*
  - Service: *Use of Plan A's platform for emissions calculation, monitoring, and sustainability reporting*

- 02.02.01.02.01.01 – Visa Europe Limited x Plan A Contract name: *Managed Services Agreement with Resale Terms*
  - Parties: *Visa Europe Limited and Plan A*
  - Effective date*: 24 October 2023*
  - Service: *Provision of sustainability and carbon accounting services on a resale basis, enabling Visa and Visa clients to access Plan A's carbon accounting platforms.*
  - *The Visa Reseller Agreement includes a change of control clause (19.7) whereby the change of control, acquisition, sale, reorganization, merger, consolidation, or any assignment by operation of law or otherwise of Plan A is subject to Visa's consent.*

- 02.02.01.02.01.02 – Visa x UBS (SoW)
  - Contract name: *Statement of Work*
  - Parties: *Visa Europe Limited and UBS and Plan A*
  - Effective date: *17 October 2025*
  - Service*: Sustainability-as-a-Service solution delivered via Plan A's SaaS platform to UBS under Visa's reseller framework.*

- 02.02.01.02.01.03 – Visa x Barclaycard (SoW)
  - Contract name: *Statement of Work (Phase 1)*
  - Parties: *Visa and Barclaycard and Plan A*
  - Effective date: *1 September 2025*
  - Service: *Travel & Expense Sustainability as a Service solution, enabling carbon emissions tracking for travel and expense data*

- 02.02.01.02.02.01 – Alphabet (GB) Limited x Plan A
  - Contract name: *UK National Service Agreement under BMW International Frame Agreement*
  - Parties: *Alphabet (GB) Limited and Plan A*
  - Signing date: *4 March 2025*

- Service: *Provision of Plan A's Carbon Manager platform for fleet emissions accounting, onboarding of Alphabet customers, training, and reseller support.*
- *The agreement with BMW Alphabet refers to a "Change of Control" clause (25.2.1) which grants Alphabet the right to terminate the Agreement with immediate effect if Plan A undergoes a Change of Control and Alphabet reasonably determines that such a Change of Control is to Alphabet's detriment.*

- 02.02.01.02.02.02 – BMW Framework Agreements
  - Contract name: *International Frame Agreement (IFA)*
  - Effective date: *1 September 2024*
  - Term: 3 *years (+1 +1 optional)*
  - Service: *Framework agreement governing the supply of carbon accounting and sustainability software across BMW Group entities.*

- 02.02.01.02.03.02 – Euler Group x Plan A
  - Contract name: *Service Agreement*
  - Parties: *Euler Group GmbH Holding and Plan A*
  - Signing / effective date: *21 November 2024*
  - Service: *Carbon accounting and sustainability reporting services via Plan A's platform for dealership operations.*

- 02.02.01.02.03.03 – AHAG Group x Plan A
  - Contract name: *Service Agreement*
  - Parties: *AHAG Automobil-Handels-Ges. Egon Gladen GmbH & Co. KG and Plan A*
  - Signing / effective date: *3 December 2024*
  - Service: *Provision of Plan A's emissions calculation and sustainability management software to dealership group entities*

- **Factor data and emission benchmarking data licensing agreements (top 3 financially):**
  - ESG Book
    - Parties: *planA.earth Limited and ESG Book GmbH*
    - Name of agreement: *'20240620_Purchase Order planA.earth' in combination with 'Annex 1 - ESG Book Enterprise Licence Master Terms_v.1.5.8'*
    - Date signed: *24 July 2024*

  - Ecolytiq
    - Parties: *planA.earth GmbH and Ecolytiq GmbH*
    - Name of agreement: *"Plan A_Ecolytiq Service Agreement"*
    - Date signed: *19 April 2024.*

- Climatiq Technologies
  - Parties: *PlanA.earth GmbH and Climatiq Technologies GmbH*
  - Name of agreement: *'Plan A_Climatiq Service Agreement.pdf'*
  - Signed: *19 November 2024*

- **Consultancy agreements**

  - Unity
    - Parties: *UNITY AG and planA.earth GmbH*
    - Name of agreement: *Partnering Agreement CSRD Unity_PlanA*
    - Date Signed: *09/10/2024*

  - Dazzle
    - Parties: *Dazzle Platform B.V. and planA.earth GmbH*
    - Name of Agreement: *External Freelancer Service Agreement*
    - First Agreement Date Signed: *01/11/2024*

- **Supplier Agreements**
  - 02.02.02.01.01 – 1Password
  - 02.02.02.01.02 – Aircall
  - 02.02.02.01.03 – AOK
  - 02.02.02.01.04 – Appricity
  - 02.02.02.01.05 – Austin Fraser
  - 02.02.02.01.06 – BKK Euregio
  - 02.02.02.01.07 – Cacilian
  - 02.02.02.01.08 – Carbone
  - 02.02.02.01.09 – CEEZER Software
  - 02.02.02.01.10 – Charles Halford
  - 02.02.02.01.11 – Climatiq
  - 02.02.02.01.12 – Code Store
  - 02.02.02.01.13 – Cognism
  - 02.02.02.01.14 – Cognisys (ISO27001 – ISO27K)
  - 02.02.02.01.15 – Creditreform
  - 02.02.02.01.16 – DocuSign
  - 02.02.02.01.17 – Ecoinvent
  - 02.02.02.01.18 – Ecolytiq
  - 02.02.02.01.19 – Eric Friedman Consulting
  - 02.02.02.01.20 – ESG Book
  - 02.02.02.01.21 – Evrotrust
  - 02.02.02.01.22 – Franklin
  - 02.02.02.01.23 – GotFunded
  - 02.02.02.01.24 – GrantOS
  - 02.02.02.01.25 – Green London Partners
  - 02.02.02.01.26 – GSPN
  - 02.02.02.01.27 – HubSpot
  - 02.02.02.01.28 – IHG

- 02.02.02.01.29 – Insight Assurance
- 02.02.02.01.30 – Intercom
- 02.02.02.01.31 – LARK
- 02.02.02.01.32 – Ledgy
- 02.02.02.01.33 – Lexology
- 02.02.02.01.34 – LPCR
- 02.02.02.01.35 – MINDSPACE
- 02.02.02.01.36 – Morrison Foerster
- 02.02.02.01.37 – Mural Farmhouse
- 02.02.02.01.38 – Nexpur
- 02.02.02.01.39 – Nuvem9
- 02.02.02.01.40 – Nuvo
- 02.02.02.01.41 – Offside GmbH
- 02.02.02.01.42 – Onomotion
- 02.02.02.01.43 – OpenAI
- 02.02.02.01.44 – PandaDoc
- 02.02.02.01.45 – Payhawk
- 02.02.02.01.46 – Retool
- 02.02.02.01.47 – Rödl & Partner
- 02.02.02.01.48 – Salesloft
- 02.02.02.01.49 – SBK
- 02.02.02.01.50 – SZA Schilling
- 02.02.02.01.51 – Tableau (Salesforce)
- 02.02.02.01.52 – Taxmind GmbH
- 02.02.02.01.53 – TravelPerk S.L
- 02.02.02.01.54 – Treepartners
- 02.02.02.01.55 – TÜV
- 02.02.02.01.56 – VEDA
- 02.02.02.01.57 – WebSummit
- 02.02.02.01.59 – Wolt Enterprises Deutschland GmbH
- 02.02.02.01.60 – Xena

Exhibit 9.1.3(g)(iii)

Agreements with shareholders and related parties

- **Investment and shareholders' agreement (including any side agreements and references to them included in the deed)**
  - ***Parties:*** Shareholders, founders, and PlanA.Earth GmbH
  - ***Name of contract:*** Investment and restated shareholders' agreement dated 13 September 2023 as amended by investment agreement and amendment agreement dated 15 May 2025 (deed index no. 1051/2025 MS of notary public Dr. Matthias Santelmann, Berlin)
  - ***Signature date:*** 1 November 2021 (roll of deeds no. 2182/2021 MS and 2183/2021 MS of the notary public Dr. Matthias Santelmann, Berlin) (together with its respective amendment agreements dated 18 March 2022, 29 December 2022, 13 September 2023 and 15 May 2025 (roll of deeds no. 529/2022 MS, 2807/2022 MS, 2226/2023, 1050/2025 MS, 1051/2025 MS of the notary public Dr. Matthias Santelmann, Berlin).

- **Visa MSA**
  - ***Parties:*** Visa Europe Limited and PlanA.Earth GmbH
  - ***Name of contract:*** Managed Services Agreement with Resale Terms or "Plan A_VISA Reseller Agreement"
  - ***Signature date:*** 24 October 2023

- ***Visa SoW Pilot***
  - ***Parties:*** Visa Europe Limited and PlanA.Earth GmbH
  - ***Name of contract:*** "Plan A x Visa - SoW Pilot_Final.docx (2)"
  - ***Signature date:*** 17 October 2025

- **HV**
  - ***Parties:*** HV Capital Manager GmbH and PlanA.Earth GmbH
  - ***Name of contract:*** 2023-04-06_Plan A x HV Capital Agreement for Carbon Accounting signed
  - ***Signature date:*** 6 April 2023

- **Demeter**
  - ***Parties:*** Demeter Investment Managers and PlanA.Earth GmbH
  - ***Name of contract:*** Service Agreement, "Please_DocuSign_DIM_Plan_A_ESG_Agreement_Mup"
  - ***Signature date:*** 5 April 2022

- **Deutsche Bank**
  - ***Parties:*** Deutsche Bank AG and PlanA.Earth GmbH
  - ***Name of contract:*** Kooperationsvereinbarung
  - ***Signature date:*** 20 October 2022

- **Managing Director service agreement**
  - ***Parties:*** PlanA.earth GmbH and Lubomila Jordanova

- *Name of contract:* Managing Director service agreement (Geschäftsführeranstellungsvertrag)
- *Signature date:* 1 November 2021

- **Employment Agreement Nathan Bonnisseau**
  - *Parties:* PlanA.earth GmbH and Nathan Bonnisseau
  - *Name of contract:* Employment agreement
  - *Signature date:* 1 November 2021

- **Nathan Bonnisseau Termination Agreement**
  - *Parties:* PlanA.earth GmbH and Nathan Bonnisseau
  - *Name of contract:* Contract Termination Agreement (Aufhebung des Arbeitsverhältnisses)
  - *Signature date:* 30 December 2025

Exhibit 9.1.3.(h)(i)

List of employees

Status	Entity	Position	Department	Hire date	Termination date
Active	Freelancer	Frontend Engineer	Engineering	12.04.2022	
Active	Freelancer	Senior Back End Engineer	Engineering	01.01.2022	
Active	PlanA.earth EOOD	Back End Engineer	Engineering	11.06.2020	
Active	PlanA.earth EOOD	Team Lead - ESG Policy and Research	Sustainability Solutions	16.10.2023	
Active	PlanA.Earth GmbH	Head of Sales DACH	Commercial	01.09.2023	
Active	PlanA.Earth GmbH	Head of Sales - International	Commercial	02.01.2023	
Active	PlanA.Earth GmbH	Director Solutions Engineering	Commercial	01.02.2022	
Active	PlanA.Earth GmbH	Senior Revenue Operations Manager	Commercial	15.02.2024	
Active	PlanA.Earth GmbH	Senior Sustainability Data Manager	Customer Success	03.07.2023	
Active	PlanA.Earth GmbH	Customer Education Manager	Customer Success	02.10.2023	
Active	PlanA.Earth GmbH	Chief Customer Officer	Customer Success	10.05.2021	
Active	PlanA.Earth GmbH	Senior Customer Success Manager	Customer Success	01.11.2023	
Active	PlanA.Earth GmbH	Customer Success Manager	Customer Success	27.10.2025	26.04.2026
Active	PlanA.Earth GmbH	Head of Customer Success	Customer Success	01.09.2022	
on parental leave	PlanA.Earth GmbH	Senior Sustainab. Report. Manager	Customer Success	16.10.2023	
Active	PlanA.Earth GmbH	Product Designer Lead	Design	01.11.2020	
on parental leave	PlanA.Earth GmbH	Frontend Engineer	Engineering	16.10.2023	
Active	PlanA.Earth GmbH	Senior Data Engineer	Engineering	15.06.2025 (was previously employed by PlanA.Earth SAS from 15.01.2024)	
Active	PlanA.Earth GmbH	Director of Platform	Engineering	01.05.2022	
Active	PlanA.Earth GmbH	Senior Front End Engineer	Engineering	17.04.2023	
Active	PlanA.Earth GmbH	Senior Data Engineer	Engineering	15.09.2025	
Active	PlanA.Earth GmbH	Senior Analytics Engineer	Engineering	15.10.2024	
Active	PlanA.Earth GmbH	Senior Front End Dev	Engineering	15.07.2020	
Active	PlanA.Earth GmbH	Backend Engineer (PHP)	Engineering	02.10.2023	
Active	PlanA.Earth GmbH	Senior QA Engineer	Engineering	04.10.2022	
Active	PlanA.Earth GmbH	Principal DevOps Engineer	Engineering	15.09.2023	
Active	PlanA.Earth GmbH	Senior Back End Engineer	Engineering	01.05.2022	
Active	PlanA.Earth GmbH	Director of Engineering	Engineering	15.01.2024	
Active	PlanA.Earth GmbH	Director of Data	Engineering	15.08.2023	
Active	PlanA.Earth GmbH	Senior QA Engineer	Engineering	01.08.2023	
Active	PlanA.Earth GmbH	Legal Counsel	Legal & Compliance	01.03.2024	
Active	PlanA.Earth GmbH	Brand Director	Marketing	01.04.2018	
Active	PlanA.Earth GmbH	Growth Manager	Marketing	01.09.2024	
Active	PlanA.Earth GmbH	CEO and Managing Director	Office of the CEO	01.05.2020	
Active	PlanA.Earth GmbH	Senior Partnerships Manager	Partnerships	14.03.2022	
Active	PlanA.Earth GmbH	Principal People & Culture	People & Organisation	01.01.2022	
Active	PlanA.Earth GmbH	Senior People Operations Manager	People & Organisation	17.10.2022	
Active	PlanA.Earth GmbH	Director of Product Management	Product	01.03.2022	

Active	PlanA.Earth GmbH	CPTO	Product	01.03.2021	
Active	PlanA.Earth GmbH	Senior Product Manager	Product	15.05.2023	
Active	PlanA.Earth GmbH	Decarbonisation Lead	Sustainability Solutions	01.09.2023	
Active	PlanA.Earth GmbH	Director Sustainab. Solutions	Sustainability Solutions	01.02.2023	
Active	PlanA.Earth GmbH	Carbon Accounting Manager	Sustainability Solutions	15.01.2024	
Active	PlanA.Earth GmbH	Senior Emissions Manager	Sustainability Solutions	18.05.2020	
Active	PlanA.Earth GmbH	Senior Accountant	TOPS	11.08.2025	
Onboarding	PlanA.earth GmbH	Data Engineer	Engineering	06.01.2026	
Active	PlanA.Earth Limited	Head of Partnerships	Partnerships	15.08.2023	31.12.2025
Active	PlanA.Earth SAS	Senior Customer Success Manager	Customer Success	01.12.2023	
Active	PlanA.Earth SAS	Senior Data Engineer	Engineering	04.10.2022	
Active	PlanA.Earth SAS	General Counsel	Legal & Compliance	15.08.2022	
Active	PlanA.Earth SAS	VP Marketing	Marketing	15.11.2023	
Active	PlanA.Earth SAS	VP Partnerships	Partnerships	01.01.2021	
Active	PlanA.Earth SAS	Finance & Operations Lead	TOPS	17.07.2023	

Exhibit 9.1.3(h)(ii)

List of Managing Directors and key employees

Managing Director

Chief Customer Officer

CPTO

General Counsel

VP Marketing

VP Partnerships

Director of Platform

Director of Product Management

Director of Sustainability Solutions

Brand Director

Director of Engineering

Director of Data

Director of Solutions Engineering

Finance & Operations Lead

Exhibit 9.1.3(h)(iii)

Collective bargaining and similar collective employment agreements

N/A

Exhibit 9.1.3(h)(iv)

Terminated employment agreements as of Signing Date

- The employment agreement between Nathan Bonnisseau and PlanA.Earth GmbH will be terminated effective on 31 December 2025 by termination agreement (*Aufhebungsvertrag*) dated 30 December 2025 electronically signed by both parties.

Pension and retirement schemes

Canada Life Assurance Europe plc.

- **Pension Provider:** Canada Life Assurance Europe plc.
- **Group Company:** PlanA.Earth GmbH.
- **Beneficiary Group:** Active employees of PlanA.earth GmbH. As of December 2025, 19 out of the 41 employees employed by PlanA.Earth GmbH chose to partake in this scheme and have part of their salary converted.
- **Type of Scheme:** Defined contribution plans (beitragsorientierter Leistungszusagen) via direct insurance policies (Direktversicherungen)
- **Employer Obligation:** The employer (PlanA.Earth GmbH) commits to a percentage subsidy of 20% of the monthly remuneration conversion amount. This subsidy is offset against the mandatory employer's contribution of 15% of the deferred compensation amount pursuant to Section 1a (1a) of the German Occupational Pensions Act (BetrAVG).

NEST

- **Pension Provider:** NEST
- **Beneficiary Group:** Active employees of PlanA.earth Limited
- The registration of employees to NEST takes place after 90 days of employment by our payroll provider
- All of our employees are enrolled in NEST, which is a "relief at source" pension scheme. This means that employees receive a 20% tax relief in each payslip, and Nest supplements this amount within the fund
- **Contribution rates:**
    - 5% from Plan A as the employer
    - 5% from the employee (employees have the option to increase their contributions beyond the minimum requirement if they choose to do so)

Exhibit 9.1.3(h)(vi)

Bonus(es) (programs)

PlanA.earth GmbH has set up a profit participation rights program (*Genussrechtsprogramm*; "**PPR**") as laid out in section 33.1 and exhibit 33.1 to the investment agreement and amendment agreement to the shareholders' agreement dated 13 September 2023 as amended by investment agreement and amendment agreement dated 15 May 2025 (deed index no. 1051/2025 MS of notary public Dr. Matthias Santelmann, Berlin; "**ISHA**"). PlanA.earth GmbH has also granted employees virtual stock options under its virtual stock option plan (*Virtuelles Optionsprogramm*; "**VSOP**") as laid out in section 33.1 and exhibit 33.1a ISHA. Current status of employees' claims under PPR and VSOP is listed below:

PPR							
Employee	**Vesting start date**	**Granted**	**Terminated**	**Outstanding**	**Tax-Residency**		**Exercise price**
001	11 Aug 2025	25		25	Germany		€64,00
002	02 Okt 2023	38	-18	20	Germany		€64,00
003	07 Jan 2025	53	-53		Germany		€64,00
004	01 Dez 2023	38	-20	18	Germany		€64,00
005	01 Sep 2022	53	-12	41	Germany		€64,00
006	01 Sep 2023	17	-9	8	Germany		€64,00
007	02 Mai 2023	17	-5	12	Germany		€64,00
008	19 Apr 2022	35	-8	27	Germany		€64,00
009	01 Jan 2022	25	-4	21	Germany		€64,00
010	01 Apr 2022	45	-10	35	Germany		€64,00
011	01 Apr 2024	25	-18	7	Germany		€64,00
012	15 Sep 2022	10	-3	7	Germany		€64,00
013	02 Mai 2024	25	-19	6	Germany		€64,00
014	01 Nov 2023	10	-6	4	Germany		€64,00
015	01 Mrz 2022	35	-7	28	Germany		€64,00
016	01 Apr 2022	35	-8	27	Germany		€64,00
017	02 Okt 2023	25	-15	10	Germany		€64,00
018	01 Jun 2023	25	-13	12	Germany		€64,00
019	15 Jan 2024	10	-7	3	Germany		€64,00
020	02 Okt 2023	17	-10	7	Germany		€64,00
021		1341		1341	Germany		€64,00
022	15 Sep 2023	17	-8	9	Italy		€64,00
023	15 Jan 2024	90	-58	32	Sweden		€64,00
024	01 Nov 2023	34		34	Germany		€64,00
025	01 Sep 2024	22		22	Germany		€64,00
026	01 Mrz 2022	108		108	Germany		€64,00
027	15 Aug 2022	984		984	France		€64,00
028	01 Mrz 2024	34		34	Germany		€64,00
029	17 Okt 2022	34		34	Germany		€64,00
030	15 Mai 2023	34		34	Germany		€64,00
031	03 Jul 2023	34		34	Germany		€64,00
032	15 Jun 2023	38	-12	26	Germany		€64,00

033	01 Okt 2024	17	-17		France			€64,00
034	17 Jul 2023	25	-14	11	France			€64,00
035	02 Dez 2024	17	-17		France			€64,00
036	17 Jul 2023	48		48	France			€64,00
037	07 Jan 2025	17	-17		Netherlands			€64,00
038	01 Sep 2023	25	-10	15	UK			€64,00
039	01 Mrz 2024	25	-18	7	UK			€64,00
040	01 Sep 2023	17	-10	7	Germany			€64,00
041	15 Aug 2023	25	-14	11	Spain			€64,00
042	15 Jan 2024	17	-12	5	Spain			€64,00
043	12 Apr 2022	26		26	Bulgaria			€64,00
044	11 Jun 2020	26		26	Bulgaria			€64,00
045	01 Jan 2022	38		38	Brasil			€64,00
046	01 Feb 2022	135		135	Germany			€64,00
047	01 Aug 2023	26		26	Germany			€64,00
048	16 Okt 2023	38		38	Germany			€64,00
049	15 Aug 2023	135		135	Germany			€64,00
050	15 Jan 2024	135		135	Germany			€64,00
051	01 Mai 2022	38		38	Germany			€64,00
052	18 Mai 2020	38		38	Germany			€64,00
053	15 Sep 2023	53		53	Germany			€64,00
054	01 Mrz 2021	1341		1341	Germany			€64,00
055	01 Apr 2018	135		135	Germany			€64,00
056	04 Okt 2022	38		38	Germany			€64,00
057	01 Sep 2022	68		68	Germany			€64,00
058	01 Dez 2023	38		38	Germany			€64,00
059	02 Okt 2023	26		26	Germany			€64,00
060	15 Jan 2024	26		26	Germany			€64,00
061	01 Nov 2020	53		53	Germany			€64,00
062	04 Jan 2021	38		38	Portugal			€64,00
063	01 Feb 2023	135		135	Germany			€64,00
064	01 Jan 2021	270		270	France			€64,00
065	10 Mai 2021	1341		1341	Germany			€64,00
066	15 Jul 2020	38		38	Germany			€64,00
067	01 Jan 2022	53		53	Germany			€64,00
068	01 Aug 2021	68		68	Germany			€64,00
069	02 Jan 2023	68		68	Germany			€64,00
070	04 Okt 2022	26		26	France			€64,00
071	15 Okt 2024	38		38	Germany			€64,00
072	14 Mrz 2022	38		38	Germany			€64,00
073	16 Okt 2023	53		53	Bulgaria			€64,00
074	17 Apr 2023	38		38	Germany			€64,00

075	02 Okt 2023	26		26	Germany		€64,00
076	01 Sep 2023	68		68	Germany		€64,00
077	01 Sep 2023	53		53	Germany		€64,00
078	01 Mai 2022	135		135	Germany		€64,00
079	15 Nov 2023	270		270	France		€64,00
080	15 Jan 2024	38		38	France, Germany		€64,00
081	16 Okt 2023	26		26	Germany		€64,00
082	15 Feb 2024	38		38	Germany		€64,00
083	15 Aug 2023	68		68	UK		€64,00
084	01 Mai 2022	25	-7	18	Germany		€64,00
085	15 Sep 2023	17	-10	7	Germany		€64,00
086	15 Sep 2025	25		25	Germany		€64,00
087	01 Sep 2021	45	-5	40	Germany		€64,00
088	01 Apr 2022	25	-6	19	Germany		€64,00
089	01 Apr 2024	25	-25		Germany		€64,00
090	01 Mrz 2022	45	-12	33	Netherlands		€64,00
091	01 Sep 2023	25	-15	10	France		€64,00
092	01 Sep 2023	17	-11	6	Germany		€64,00
093	01 Sep 2023	17	-10	7	Germany		€64,00
094	04 Nov 2024	35	-35		Germany		€64,00
095	15 Jan 2023	25	-12	13	Germany		€64,00
096	01 Dez 2023	10	-7	3	Spain		€64,00
097	15 Aug 2023	25	-16	9	Spain		€64,00
098	01 Aug 2023	45	-28	17	Spain		€64,00
099	20 Aug 2018	25		25	Germanay		€64,00
100	02 Nov 2020	17		17	Germany		€64,00
101	01 Sep 2020	277		277	Germany		€64,00
102	01 Apr 2021	45		45	Germany		€64,00
Summary		**9675**	**-651**	**9024**			

VSOP

Employee	**Vesting start date**	**Granted**	**Terminated**	**- round donw**	**Tax Residency**		**Exercise price**
103	01.09.2021	17	5	12	Germany	inactive - parts vested	€35,81
104	01.09.2021	17	8	9	Germany	inactive - parts vested	€125,32
105	01.09.2021	35	22	13	Germany	inactive - parts vested	€125,32
106	01.09.2021	1341	392	949	Germany	inactive - parts vested	€125,32
107	01.11.2021	17	10	7	Germany	inactive - parts vested	€179,03
108	01.09.2021	25	9	16	Germany	inactive - parts vested	€179,03
109	01.09.2021	225	57	168	France	inactive - parts vested	€179,03
110	01.09.2021	17	4	13	Germany	inactive - parts vested	€179,03
111	01.02.2022	17	4	13	Germany	inactive - parts vested	€424,19

112	17.01.2022	10	7	3	Germany	inactive - parts vested	€424,19
113	01.02.2022	17	12	5	Germany	inactive - parts vested	€424,19
114	01.05.2022	17	11	6	Germany	inactive - parts vested	€424,19
115	02.01.2023	17	7	10	Germany	inactive - parts vested	€424,19
116	15.09.2022	17	10	7	France	inactive - parts vested	€424,19
117	01.05.2022	25	11	14	Germany	inactive - parts vested	€424,19
118	01.07.2022	25	6	19	Germany	inactive - parts vested	€424,19
119	01.08.2022	25	12	13	Germany	inactive - parts vested	€424,19
120	01.09.2022	25	15	10	France	inactive - parts vested	€424,19
121	04.04.2022	25	19	6	Germany	inactive - parts vested	€424,19
122	04.10.2022	25	17	8	UK	inactive - parts vested	€424,19
123	01.09.2022	45	23	22	Netherlands	inactive - parts vested	€424,19
124	01.09.2021	35	24	11	Germany	inactive - parts vested	€424,19
125	01.01.2022	35	11	24	Germany	inactive - parts vested	€424,19
126	19.04.2022	90	38	52	Germany	inactive - parts vested	€424,19
127	16.05.2022	25	12	13	Germany	inactive - parts vested	€424,19
128	01.03.2023	10	7	3	Germany	inactive - parts vested	€1.115,02
129	15.06.2023	10	8	2	UK	inactive - parts vested	€1.115,02
130	14.03.2022	45	20	25	France	inactive - parts vested	€424,19
131	03.01.2022	10	7	3	France	inactive - parts vested	€424,19
132	01.02.2022	17	11	6	Germany	inactive - parts vested	€424,19
133	02.10.2023	17	13	4	Germany	inactive - parts vested	1.115,02€
134	01.11.2021	17	5	12	Germany	inactive - parts vested	€179,03
135	14.02.2022	17	7	10	Germany	inactive - parts vested	€424,19
136	01.08.2023	17	14	3	Germany	inactive - parts vested	€1.115,02
137	01.04.2022	25	11	14	Germany	inactive - parts vested	€424,19
138	01.05.2022	25	10	15	Germany	inactive - parts vested	€424,19
139	01.08.2022	25	18	7	Germany	inactive - parts vested	€424,19
140	03.01.2022	25	16	9	Germany	inactive - parts vested	€424,19
141	03.01.2022	25	9	16	Germany	inactive - parts vested	€424,19
142	04.04.2022	25	19	6	UK	inactive - parts vested	€424,19
143	01.09.2021	25	7	18	Germany	inactive - parts vested	€179,03
144	01.01.2022	35	3	32	Germany	inactive - parts vested	€424,19
145	01.07.2022	45	19	26	Germany	inactive - parts vested	€424,19
146	01.03.2022	90	34	56	Germany	inactive - parts vested	€424,19
147	01.09.2021	17	10	7	Germany	inactive - parts vested	€179,03
Summary		**2691**	**994**	**1697**			

Exhibit 9.1.3(h)(viii)

List of freelancers

Status	**Department**	**Hire date**	**Termination date**
Active	Engineering	15.02.2025	14.02.2027
Active	Engineering	01.01.2025	01.01.2026

Exhibit 9.1.3(i)

Pending litigation

N/A

Exhibit 9.1.3(k)(ii)

Public funding

- *Name of grant:* R&D innovation grant (*Forschungszulage*)
  - *Granted for:* Financial Years (*Wirtschaftsjahre*) 2021, 2022, 2023[1]
  - *Amont (in total)*: EUR 265.959 (2021); EUR 582.825 (2022); EUR 539.835 (2023).
  - *Short description:* Tax break granted for entities running eligible R&D projects. Eligibility is decided on by *Bescheinigungsstelle Forschungszulage*, an agency commissioned by the German Federal Ministry of Research, Technology and Space.

---

[1] ***Note:*** *Sellers provided respective application for such R&D innovation grant for the fiscal year 2024. So far, it has not been decided whether this public funding has been granted.*

Exhibit 9.1.3(k)(iii)

List of financial or regulatory reporting requirements

- Statutory financial statements
- Financial audit
- Tax filings
- Regulatory filings to authorities, such as annual accounts and VAT returns
- SOC2

Exhibit 9.1.3(m)(i)

Transaction bonus

- Please see VSOP and PPR schemes as outlined in exhibit 9.1.3(h)(vi).

Exhibit 9.1.3(m)(ii)

Transaction bonus (third parties)

Third party fees to be settled from cash proceeds of PlanA.Earth GmbH sale:

Project Pyra

Fee schedule

Upfront

Company	Fee (post VAT) in EUR
Torch Partners	1.010.650
Morrison Foerster	232.050
Ansarada (VDR)	1.140
Grant Thornton (Tax - DE)	43.061
Grant Thornton (Tax - BG)	2.380
Grant Thornton (Tax - FR)	8.832
Total transaction fee	**1.298.113**

2028 earnout

Torch Partners	250.000

Exhibit 9.1.3(n)

List of insurances

- **02.01.03.01** – Directors & Officers (D&O) Liability Insurance
    - **Name of Insurance**: D&O Versicherung
    - **Insurer:** R+V Allgemeine Versicherung AG
    - **Sum insured**: EUR 1,000,000
    - **Policy number**: 405 84 353434306 S
    - **Amount of the most recent premium**: EUR 969.68 (gross)

- **02.01.03.02** – Electronics Insurance
    - **Name of Insurance**: Elektronikversicherung
    - **Insurer:** Gothaer Allgemeine Versicherung AG
    - **Sum insured**: EUR 100,000 (for electronic equipment), EUR 25,000 (for software), EUR 10,000 (for extra costs for electronic equipment)
    - **Policy number**: 82.256.110326
    - **Amount of the most recent premium**: EUR 556.92 (gross)

- **02.01.03.03** – Professional Indemnity Insurance
    - **Name of Insurance**: Versicherung für Unternehmen der IT- und Telekommunikationsbranche (Modul: Vermögensschaden-Haftpflichtversicherung + Zusatzbaustein Eigenschäden)
    - **Insurer:** Hiscox SA
    - **Sum insured:** EUR 5,000,000 (for financial losses)
    - **Policy number**: PL-PSC906729581/01 (formerly: HV.DSC.6729581)
    - **Amount of the most recent premium**: EUR 971.61 + 101.75 (gross)
    - *Is provided as a module of Hiscox Business Insurance for IT & telecommunications businesses.*

- **02.01.03.04** – Business Liability Insurance
    - **Name of Insurance**: Versicherung für Unternehmen der IT- und Telekommunikationsbranche (Modul: Betriebs-Haftpflichtversicherung)
    - **Insurer:** Hiscox SA

- **Sum insured**: EUR 3,000,000 (for bodily injury and property damages (including claims to rented property))
- **Policy number**: PL-PSC906729581/01 (formerly: HV.DSC.6729581)
- **Amount of the most recent premium**: EUR 61.05 (gross)
- *Is provided as a module of Hiscox Business Insurance for IT & telecommunications businesses.*

- **02.01.03.05** – Cyber Insurance
  - **Name of Insurance**: Versicherung für Unternehmen der IT- und Telekommunikationsbranche (Modul:Cyber-Schäden)
  - **Insurer:** Hiscox SA
  - **Sum insured**: EUR 250,000 (for Cyber claims)
  - **Policy number**: PL-PSC906729581/01 (formerly: HV.DSC.6729581)
  - **Amount of the most recent premium**: EUR 203.49 (gross)
  - *Is provided as a module of Hiscox Business Insurance for IT & telecommunications businesses.*

Annex 9.1.5 – Knowledge Bearer

- Lubomila Jordanova, CEO/Founder
- Jan-Jaap Verhoeve, VP Partnerships
- Nicholas Dale, Chief Architect/Product/Tech
- Johannes Webber, Sustainability Solutions
- Sandra Kovacheva, General Counsel/HR/Compliance
- Jacob Friedman, Chief Customer Office

Annex 10.4.2 – Additional Disclosure

25 12 23_PJ Pyra_VISA CoC consent_vS

BMW

Lubomila Jordanova <lubomila@plana.earth>
To: Lorenzo Romano; Paul Ewing; Stefan Koeck; Project.Pyra@torchpartners.com; Legal Team

Reply | Reply All | Forward | …
Mi 24.12.2025 12:0

Follow up. Completed on Sonntag, 28. Dezember 2025.
If there are problems with how this message is displayed, click here to view it in a web browser.
Click here to download pictures. To help protect your privacy, Outlook prevented automatic download of some pictures in this message.

Translate message to: German | Never translate from English | Translation preferences

PJ Pyra | Barclays update

Stefan Koeck
To: Paul Ewing
Cc: Mark Blick; Lorenzo Romano; Project.Pyra@torchpartners.com

Reply | Reply All | Forward | …
So 21.12.2025 13:37

Translate message to: German | Never translate from English | Translation preferences

2023-04-06_Plan A x HV Capital Agreement for Carbon Accounting signed

2302_Demeter_Renewal _ Upsell signed

Deutsche Bank 202510-22

Deutsche Bank Partnership Agreement_DBsigned

Please_DocuSign_DIM_Plan_A_ESG_Agreement_Mup

Signed Amendment - DEMETER PLAN A- 2024 Renewal

RE: Updated SPA – Clean Version & Redline

Stefan Koeck
To: Obal, Monika Eva; 'Eckhardt, Johannes'; 'Blobel, Felix'
Cc: 'Lorenzo Romano'; 'Paul Ewing'; 'Mark Blick'; 'Lubomila Jordanova'; 'Sandra Kovacheva'; Brenton Purslowe; Project.Pyra@torchpartners.com; Schiefer, Florian; Rogalski, Jennifer

Reply | Reply All | Forward | …
Di 23.12.2025 17:16

Template_Mutual Agreement_PlanA.earth GmbH.pdf .pdf File | Template_Settlement Agreement PlanA.earth GmbH.pdf .pdf File | 25 12 23_PJ Pyra_VISA CoC consent_vS.pdf .pdf File

Template_Mutual Agreement_PlanA.earth GmbH

Template_Settlement Agreement PlanA.earth GmbH

From: Matt Stone <matt.stone@torchpartners.com>
Sent: 23 December 2025 16:34
To: Griffin, Matt <matt.griffin@fticonsulting.com>; Eckhardt, Johannes <jeckhardt@mwe.com>; David Xie <David.Xie@torchpartners.com>; Rogalski, Jennifer <jrogalski@mwe.com>; Stefan Koeck <Stefan.Koeck@torchpartners.com>
Cc: Lubomila Jordanova <lubomila@plana.earth>; Mark Blick <mark.blick@diginex.com>; Paul Ewing <paul.ewing@diginex.com>; Lorenzo Romano <lorenzo.romano@diginex.com>; Stelios Moussis <stelios.moussis@diginex.com>; Sandra Kovacheva <sandra.kovacheva@plana.earth>; Obal, Monika Eva <MObal@mofo.com>; Brenton Purslowe <Brenton.Purslowe@torchpartners.com>; Project.Pyra@torchpartners.com; Schiefer, Florian <Fschiefer@mwe.com>; Fischer, Marcus <Mfischer@mwe.com>; Pritchard, Paul <Paul.Pritchard@fticonsulting.com>; Williams, Rob <Rob.Williams@fticonsulting.com>; Holz, Roland <Roland.Holz@fti-assurance.com>; Joos, Cara <Cara.Joos@fti-assurance.com>
Subject: RE: Project Pyra - Legal Due Diligence - Q&A

From: Vijayalakshimi Sethuraman
Sent: 24 December 2025 10:55
To: Matt Stone <matt.stone@torchpartners.com>; Griffin, Matt <matt.griffin@fticonsulting.com>; Eckhardt, Johannes <jeckhardt@mwe.com>; David Xie <David.Xie@torchpartners.com>; Rogalski, Jennifer <jrogalski@mwe.com>; Stefan Koeck <Stefan.Koeck@torchpartners.com>
Cc: Lubomila Jordanova <lubomila@plana.earth>; Mark Blick <mark.blick@diginex.com>; Paul Ewing <paul.ewing@diginex.com>; Lorenzo Romano <lorenzo.romano@diginex.com>; Stelios Moussis <stelios.moussis@diginex.com>; Sandra Kovacheva <sandra.kovacheva@plana.earth>; Obal, Monika Eva <MObal@mofo.com>; Brenton Purslowe <Brenton.Purslowe@torchpartners.com>; Project.Pyra@torchpartners.com; Schiefer, Florian <Fschiefer@mwe.com>; Fischer, Marcus <Mfischer@mwe.com>; Pritchard, Paul <Paul.Pritchard@fticonsulting.com>; Williams, Rob <Rob.Williams@fticonsulting.com>; Holz, Roland <Roland.Holz@fti-assurance.com>; Joos, Cara <Cara.Joos@fti-assurance.com>
Subject: RE: Project Pyra - Legal Due Diligence - Q&A

Von: Vijayalakshimi Sethuraman <Vijayalakshimi.Sethuraman@torchpartners.com>
Gesendet: Wednesday, December 24, 2025 12:26 PM
An: Matt Stone <matt.stone@torchpartners.com>; Griffin, Matt <matt.griffin@fticonsulting.com>; Eckhardt, Johannes <jeckhardt@mwe.com>; David Xie <David.Xie@torchpartners.com>; Rogalski, Jennifer <jrogalski@mwe.com>; Stefan Koeck <Stefan.Koeck@torchpartners.com>
Cc: Lubomila Jordanova <lubomila@plana.earth>; Mark Blick <mark.blick@diginex.com>; Paul Ewing <paul.ewing@diginex.com>; Lorenzo Romano <lorenzo.romano@diginex.com>; Stelios Moussis <stelios.moussis@diginex.com>; Sandra Kovacheva <sandra.kovacheva@plana.earth>; Obal, Monika Eva <MObal@mofo.com>; Brenton Purslowe <Brenton.Purslowe@torchpartners.com>; Project.Pyra@torchpartners.com; Schiefer, Florian <Fschiefer@mwe.com>; Fischer, Marcus <Mfischer@mwe.com>; Pritchard, Paul <Paul.Pritchard@fticonsulting.com>; Williams, Rob <Rob.Williams@fticonsulting.com>; Holz, Roland <Roland.Holz@fti-assurance.com>; Joos, Cara <Cara.Joos@fti-assurance.com>
Betreff: [EXTERNAL] RE: Project Pyra - Legal Due Diligence - Q&A

From: Vijayalakshimi Sethuraman <Vijayalakshimi.Sethuraman@torchpartners.com>
Sent: Montag, 29. Dezember 2025 11:24
To: Holz, Roland <Roland.Holz@fti-assurance.com>; Matt Stone <matt.stone@torchpartners.com>; Griffin, Matt <Matt.Griffin@fticonsulting.com>; Eckhardt, Johannes <jeckhardt@mwe.com>; David Xie <David.Xie@torchpartners.com>; Rogalski, Jennifer <jrogalski@mwe.com>; Stefan Koeck <Stefan.Koeck@torchpartners.com>
Cc: Lubomila Jordanova <lubomila@plana.earth>; Mark Blick <mark.blick@diginex.com>; Paul Ewing <paul.ewing@diginex.com>; Lorenzo Romano <lorenzo.romano@diginex.com>; Stelios Moussis <stelios.moussis@diginex.com>; Sandra Kovacheva <sandra.kovacheva@plana.earth>; Obal, Monika Eva <MObal@mofo.com>; Brenton Purslowe <Brenton.Purslowe@torchpartners.com>; Project.Pyra@torchpartners.com; Schiefer, Florian <Fschiefer@mwe.com>; Fischer, Marcus <Mfischer@mwe.com>; Pritchard, Paul <Paul.Pritchard@fticonsulting.com>; Williams, Rob <Rob.Williams@fticonsulting.com>; Joos, Cara <Cara.Joos@fti-assurance.com>; Kruse, Tabea <tabea.kruse@fti-assurance.com>
Subject: RE: Project Pyra - Legal Due Diligence - Q&A

From: Vijayalakshimi Sethuraman <Vijayalakshimi.Sethuraman@torchpartners.com>
Sent: Tuesday, December 30, 2025 12:57 PM
To: Eckhardt, Johannes <jeckhardt@mwe.com>; Matt Stone <matt.stone@torchpartners.com>; Griffin, Matt <Matt.Griffin@fticonsulting.com>; David Xie <David.Xie@torchpartners.com>; Rogalski, Jennifer <jrogalski@mwe.com>; Stefan Koeck <Stefan.Koeck@torchpartners.com>
Cc: Lubomila Jordanova <lubomila@plana.earth>; Mark Blick <mark.blick@diginex.com>; Paul Ewing <paul.ewing@diginex.com>; Lorenzo Romano <lorenzo.romano@diginex.com>; Stelios Moussis <stelios.moussis@diginex.com>; Sandra Kovacheva <sandra.kovacheva@plana.earth>; Obal, Monika Eva <MObal@mofo.com>; Brenton Purslowe <Brenton.Purslowe@torchpartners.com>; Project.Pyra@torchpartners.com; Schiefer, Florian <Fschiefer@mwe.com>; Fischer, Marcus <Mfischer@mwe.com>
Subject: RE: Project Pyra - Legal Due Diligence - Q&A

218035 - GewStB 2022 vom 14.03.2025 - TT

KSt planA.earth GmbH 2022

2022_Entwicklung des Anlagevermögens

2023_Entwicklung des Anlagevermögens

218034 - GewSt 2022 MB vom 14.03.2025 - CIT

218035 - GewStB 2022 vom 14.03.2025 - TT

218036 - GewSt 2022 Verlust FB vom 14.03.2025 - Trade loss

218408 - KStB 2022 vom 14.03.2025

218409 - KSt 2022 FB vom 14.03.2025

218410 - KSt 2022 Verlust FB vom 14.03.2025

planA.earth GmbH - USt-Mitteilung 2022 und Bescheid Zinsen vom 14.02.2025

KSt planA.earth GmbH 2023_Mdt

planA.earth GmbH - E-Bilanz-Vorschau 31.12.2023

planA.earth GmbH - Übermittlungsprotokoll KSt planA.earth GmbH 2023 (2)

From: Vijayalakshimi Sethuraman
Sent: 30 December 2025 14:51
To: 'Eckhardt, Johannes' <jeckhardt@mwe.com>; Matt Stone <matt.stone@torchpartners.com>; 'Griffin, Matt' <Matt.Griffin@fticonsulting.com>; David Xie <David.Xie@torchpartners.com>; 'Rogalski, Jennifer' <jrogalski@mwe.com>; Stefan Koeck <Stefan.Koeck@torchpartners.com>
Cc: 'Lubomila Jordanova' <lubomila@plana.earth>; 'Mark Blick' <mark.blick@diginex.com>; 'Paul Ewing' <paul.ewing@diginex.com>; 'Lorenzo Romano' <lorenzo.romano@diginex.com>; 'Stelios Moussis' <stelios.moussis@diginex.com>; 'Sandra Kovacheva' <sandra.kovacheva@plana.earth>; 'Obal, Monika Eva' <MObal@mofo.com>; Brenton Purslowe <Brenton.Purslowe@torchpartners.com>; Project.Pyra@torchpartners.com; 'Schiefer, Florian' <Fschiefer@mwe.com>; 'Fischer, Marcus' <Mfischer@mwe.com>
Subject: RE: Project Pyra - Legal Due Diligence - Q&A

From: Vijayalakshimi Sethuraman <Vijayalakshimi.Sethuraman@torchpartners.com>
Sent: Dienstag, 30. Dezember 2025 15:57
To: Eckhardt, Johannes <jeckhardt@mwe.com>; Matt Stone <matt.stone@torchpartners.com>; Griffin, Matt <Matt.Griffin@fticonsulting.com>; David Xie <David.Xie@torchpartners.com>; Rogalski, Jennifer <jrogalski@mwe.com>; Stefan Koeck <Stefan.Koeck@torchpartners.com>
Cc: Lubomila Jordanova <lubomila@plana.earth>; Mark Blick <mark.blick@diginex.com>; Paul Ewing <paul.ewing@diginex.com>; Lorenzo Romano <lorenzo.romano@diginex.com>; Stelios Moussis <stelios.moussis@diginex.com>; Sandra Kovacheva <sandra.kovacheva@plana.earth>; Obal, Monika Eva <MObal@mofo.com>; Brenton Purslowe <Brenton.Purslowe@torchpartners.com>; Project.Pyra@torchpartners.com; Schiefer, Florian <Fschiefer@mwe.com>; Fischer, Marcus <Mfischer@mwe.com>
Subject: RE: Project Pyra - Legal Due Diligence - Q&A

02.01.03.04.04 2025-2026_Hiscox_IT&Telco Insurance.pdf 281 KB

Annex 10.6.3
Copy of W&I Insurance Policy

ICEN

This policy is issued on the terms and conditions below by Icen Risk Limited as Underwriting Agent on 31 December 2025

....
Robert Brown

Policy Wording

Buyer Warranty & Indemnity Insurance

Project Pyra

Buyer Warranty & Indemnity Insurance

Key Terms Table

Item 1	**Policyholder:**	**Diginex Ltd.** with registered office at Diginex Limited, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, registered with the Cayman Islands General Registry under company number 406606.
Item 2	**Target:**	**Plana.Earth Gmbh,** a limited liability company (*Gesellschaft mit beschränkter Haftung*) incorporated under German law with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 186096 B
Item 3	**Sellers:**	Individuals and entities defined as Sellers (1) – (19) on pages 1-2 of the Agreement.
Item 4	**Agreement:**	The sale and purchase agreement regarding shares of the Target entered into between the Sellers and the Policyholder, dated 31 December 2025.
Item 5	**Team Members:**	Mark Blick, Paul Ewing and Lorenzo Romano
Item 6	**Limit of Liability:**	**EUR 10,000,000** in aggregate for the Policy Period
Item 7	**Retention:**	**EUR 145,000** tipping to Nil
Item 8	**De Minimis:**	(1) **EUR 25,000** in respect of the Insured Obligations save for the matters relating to Tax; and (2) **EUR 50,000** in respect of Tax.
Item 9	**Policy Period:**	**Inception Date: 31 December 2025** **Expiry Date** a) 3 years from Closing in respect of any Breach of the General Warranties; b) 7 years from Closing in respect of any Breach of the Fundamental Warranties; c) 7 years from Closing in respect of any Breach of the Tax Warranties; or d) 7 years from Closing in respect of any Breach of the Tax Indemnities. and in any event no later than 1 April 2033.

Item 10	**Premium:**	**EUR 90,625**
Item 11	**Insurance Premium Tax:**	**Nil**
Item 12	**Underwriters:**	Travelers Lloyd's Syndicate 5000 — 22.727% Axis Lloyd's Syndicate 1686 — 18.1818% Ark Lloyd's Syndicate 4020 — 9.09% Ascot Lloyd's Syndicate 1414 — 12.137% Faraday Lloyd's Syndicate 435 — 4.5452% Aspen Lloyd's Syndicate 4711 — 4.432637% Nephila Lloyd's Syndicate 2358 — 4.5% Newline Lloyd's Syndicate 1218 — 3.5% Ren Re Syndicate 1458 — 2.25% Zurich Insurance Company Ltd (UK Branch) — 18.636363% This contract of insurance is bound under the Icen Risk binding authority agreements with unique market references: UMR B087525I08K5001 (Lloyd's UK) and UMR B087525I08K5005 (Zurich).
Item 13	**Regulatory Information:**	Icen Risk Limited (FRN: 918259) is an Appointed Representative of Nexit 2018 Limited (FRN: 839262) which is authorised and regulated by the Financial Conduct Authority. Zurich Insurance Company Ltd is authorised and regulated in Switzerland by the Swiss Financial Market Supervisory Authority FINMA. Authorised by the Prudential Regulation Authority. Subject to regulation by the Financial Conduct Authority and limited regulation by the Prudential Regulation Authority. Details about the extent of our regulation by the Prudential Regulation Authority

		are available from us on request. Our firm reference number is 959113. Lloyd's Syndicates are managed by Lloyd's Managing Agents which are authorised by the Prudential Regulation Authority and regulated by the Prudential Regulation Authority & the Financial Conduct Authority. Lloyd's Insurance Company S.A. is an insurance company authorised and regulated by the National Bank of Belgium (NBB) and regulated by the Financial Services and Markets Authority (FSMA) (Ref:3094). AXIS Specialty London is a trading name of AXIS Specialty Europe SE. AXIS Specialty Europe SE is authorised and regulated by the Central Bank of Ireland. Deemed authorised by the Prudential Regulation Authority. Subject to regulation by the Financial Conduct Authority and limited regulation by the Prudential Regulation Authority. Details of the Temporary Permissions Regime, which allows EEA-based firms to operate in the UK for a limited period while seeking full authorisation, are available on the Financial Conduct Authority's website.

Policy Wording

Part A: Definitions and Interpretation

Definitions

Actual Knowledge means actual personal knowledge (*positive Kenntnis*) of the relevant person and does not include constructive or imputed knowledge of the relevant person nor does it include any actual, constructive or imputed knowledge of any other person including (without limitation) any adviser, director, officer, employee, consultant or agent of the Policyholder, in each case who is not a Team Member or a director or officer of the Policyholder.

Agreement means the agreement described in Item 4 of the Key Terms Table (as such agreement may be amended from time to time), an executed copy of which is attached as Appendix 5.

BGB means the German Civil Code (*Bürgerliches Gesetzbuch*).

Breach means any of the following:

a) breach of the Fundamental Warranties, General Warranties or Tax Warranties; or

b) any matter giving rise to a claim under the Tax Indemnities,

in each case in respect of any of the Insured Obligations.

Broker means LIVA GmbH with commercial register number HRB 278494 District Court (Amtsgericht) Charlottenburg and registered office address of Kantstrasse 149, 10623 Berlin.

Bring Down Statement has the meaning attributed to it in the Agreement.

Business Day has the meaning attributed to it in the Agreement.

Claim means a claim in respect of a Breach and/or a Third Party Demand.

Claim Notice has the meaning attributed to it in Clause 15 of this Policy.

Closing has the meaning attributed to it in the Agreement.

Closing Date has the meaning attributed to it in the Agreement.

Closing No Claims Declaration means the no claims declaration executed on behalf of the Policyholder on the Closing Date, the form of which is attached as Appendix 4.

Computer System means any computer, hardware, software, communications system, electronic device (including, but not limited to, smart phone, laptop, tablet, wearable device), server, cloud or microcontroller including any similar system or any configuration of the aforementioned and including any associated input, output, data storage device, networking equipment or back up facility, owned or operated by the Target Group.

Cover Spreadsheet means the cover spreadsheet attached to this Policy as Appendix 2.

Cyber Act means an unauthorised, malicious or criminal act or series of related unauthorised, malicious or criminal acts, regardless of time and place, or the threat or hoax thereof involving access to, processing of, use of or operation of any Computer System (including, but not limited to, cyber-attack, computer virus, trojan horse, ransomware or malware).

Cyber Incident means:

a) any error or omission or series of related errors or omissions involving access to, processing of, use of or operation of any Computer System due to a Cyber Act; or

b) any partial or total unavailability or failure or series of related partial or total unavailability or failures to access, process, use or operate any Computer System due to a Cyber Act.

Data Room has the meaning attributed to it in the Agreement.

Defence Costs means the reasonable fees (including but not limited to, reasonably incurred legal advisers, professional advisers, consultants and experts' fees), third party costs, disbursements and expenses (including in each case any irrecoverable VAT thereon) incurred by or on behalf of the Policyholder or any member of the Policyholder's Group, and save in the case of Emergency Defence Costs, with the Underwriters' prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) in the investigation, assessment, prevention, mitigation, negotiation, settlement, defence, prosecution or appeal of any Third Party Demand that gives rise to a Breach (or Third Party Demand that if substantiated would reasonably give rise to a Breach) or the investigation of any proven Breach that is covered by this Policy. Defence Costs do not include any remuneration for officers, employees or any other internal ordinary course expenses of the Policyholder or the Target Group, other than persons retained in connection with the investigation, assessment, prevention, mitigation, negotiation, settlement, defence, prosecution or appeal of any Third Party Demand. The use by the Policyholder or any member of the Policyholder's Group of the lawyers which they customarily use for defence work and/or the lawyers which advised on the terms of the Agreement (at the rates customarily paid by the Policyholder) shall be considered reasonable.

De Minimis means the amount stated in Item 8 of the Key Terms Table.

Disclosed means disclosed in such manner and with sufficient details as to enable the Policyholder on the face of the relevant disclosure to identify the nature and scope of the matter disclosed and the consequences thereof (except with regards financial consequences or quantum).

Disclosed Documents means the Bring Down Statement, the Due Diligence Reports and the documents contained in the Data Room.

Due Diligence Reports means each of the documents listed in Appendix 1 to this Policy.

Employment Tax means any income tax and/or employee national insurance contributions and/or employer national insurance contributions and/or Apprenticeship Levy or any similar tax including (but not limited to any social security contributions) in any other jurisdiction that is required to be accounted for by any member of the Target Group either through Pay As You Earn (or otherwise) or any similar at-source withholding mechanism in any other jurisdiction.

Excluded Obligations means the General Warranties, the Tax Warranties and the Tax Indemnities stated as "Excluded" in the Cover Spreadsheet.

Excluded Tax Obligations means:

a) any Tax arising for any member of the Target Group in any jurisdiction other than its jurisdiction of incorporation and any Tax arising in Bulgaria;

b) any underpaid or reclaimed German or French VAT or any denial of claimable VAT credit and any related penalties and interest;

c) any Tax arising for any member of the Target Group in the Financial Year 2025;

d) any Employment Tax arising for any member of the Target Group in respect of (i) the reclassification of freelancers to employees, (ii) the grant, issue, exercise, acquisition, variation or disposal of any employee and management securities or options (including any founder shares), or (iii) any other employee and management incentive schemes (including but not limited to the VSOP and PPR Plan (both as defined in the Agreement));

e) any Employment Tax arising for any member of the Target Group in respect of any part of the Total Purchase Price to be paid under the Agreement, including (but not limited to) the Earn-Out and any Consideration Shares (each as defined in the Agreement); or

f) any Tax arising to any member of the Target Group in respect of the use, offset, loss or denial of any research and development relief, credit or deduction in the UK or any similar relief in Germany or France.

Expiry Date means in respect of each type of Breach, the relevant expiry date for reporting a claim to the Underwriters under the Policy stated in Item 9 of the Key Terms Table for that type of Breach.

Final Transaction Documents means the final executed versions of the Agreement and the Bring Down Statement, along with final copies of the Due Diligence Reports and the contents of the Data Room.

Finance Party means any bank(s) and/or holders of debt securities and/or financial institution(s) and/or hedging counterparties and or any other person lending money and/or making banking facilities available to the Policyholder or any Group Company of the Policyholder in connection with the acquisition of the Target Group and/or any financing and/or refinancing of such debt of the Policyholder or its Group Companies (each a "**Financier**") or to any financiers who provide funds on or in connection with any subsequent financing and/or refinancing of such funding or any person from time to time appointed by any financier to act as security trustee and/or agent on behalf of such financier.

Fundamental Warranties means the warranties in clauses 9.2.1 (a) – (b) (inclusive) of the Agreement.

General Warranties means the warranties contained in annex 9.1.3 of the Agreement (other than the Tax Warranties).

Group Company means, in respect of any entity, any parent undertaking of that entity and any subsidiary undertaking of that entity or subsidiary of such parent undertaking from time to time.

Icen Risk means Icen Risk means Icen Risk Limited as the context requires.

Inception Date means the inception date of this Policy as stated in Item 9 of the Key Terms Table.

Insured Closing Obligations means the General Warranties, the Fundamental Warranties, the Tax Warranties and the Tax Indemnities given on the Closing Date other than:

a) those stated to be "Included as Amended" in the Cover Spreadsheet, which shall be included only as amended; and

b) the Excluded Obligations.

Insured Obligations means the Insured Signing Obligations and the Insured Closing Obligations.

Insured Signing Obligations means the General Warranties, the Fundamental Warranties, the Tax Warranties, and the Tax Indemnities given on the date of the Agreement other than:

a) those stated to be "Included as Amended" in the Cover Spreadsheet, which shall be included only as amended; and

b) the Excluded Obligations.

Interim Breach means any Breach, or fact or circumstance which could reasonably be expected to lead to a Breach, of an Insured Closing Obligation which arises during the Interim Period or on the Closing Date.

Interim Period means the period from the date of the Agreement up to and including the Closing Date.

Key Terms Table means the Key Terms Table set out at the front of this Policy.

Leakage has the meaning attributed to it in the Agreement.

Limitation Provisions means the limitations set out in clauses 10.6 and 10.7 of the Agreement.

Limit of Liability means the amount set out in Item 6 of the Key Terms Table.

Loss has the meaning attributed to it in Clause 4.1 of this Policy.

Loss of Tax Asset means a liability arising in respect of the loss, unavailability, disallowance, or reduction of any Relief that (a) has been taken into account as an asset, or in computing any provision in the accounts of the Target Group; or (b) is the subject of, or relates to any warranty, indemnity or covenant in the Final Transaction Documents, provided that this exclusion shall not operate to exclude any Loss in respect of an actual liability for Tax arising as a result of any event or events occurring (or deemed to occur) on or before Closing or in respect of any profits, income or gains earned, received or accrued (or deemed to be earned, received or accrued) on or before Closing.

Mitigation Costs means the reasonable third party costs and expenses (including reasonable incurred disbursements and together with any irrecoverable VAT) incurred as a result of an action taken by the Policyholder with the Underwriters consent and which the Policyholder acting reasonably took in connection with and solely to prevent, mitigate and/or reduce a potential Loss arising out of a Breach which, if it were to become a Loss, would be reasonably expected by the Policyholder to give rise to a Loss covered by this Policy and only up to a maximum of EUR 75,000 in aggregate over the term of this Policy. Mitigation Costs shall not include the cost of remediation

and shall in no event exceed the amount of covered Loss that would have incurred had the Policyholder not taken any such mitigating action.

Pension Underfunding means (a) any funding deficit, liability or other breach of the Target Group's funding obligations under any pension plan, benefit plan or arrangement (whether or not such arrangement is or has been maintained, sponsored or participated in by a member of the Target Group) for the purpose of providing benefits on retirement or death; (b) any liability under sections 75 or 75A of the Pensions Act 1995 (or equivalent); and/or (c) any contribution notice, financial support direction, liability or obligation imposed by any pensions regulator.

Policy means this buyer warranty and indemnity policy including all appendices hereto.

Policyholder means the person set out in Item 1 of the Key Terms Table.

Policyholder's Group means the Policyholder and any of its Group Companies.

Policy Period means, in respect of a certain type of Breach, the relevant period of time commencing on the Inception Date and ending at 11:59pm on the relevant Expiry Date stated in Item 9 of the Key Terms Table for that type of Breach (all dates inclusive, local standard time).

Premium means the amount of premium stated in Item 10 of the Key Terms Table, together with the amount of Insurance Premium Tax stated in Item 11 of the Key Terms Table.

Premium Payment Date means the date falling 30 Business Days after the Closing Date.

Recovered Amounts means, in respect of a Loss, any amounts actually recovered or realised or any other benefits actually accruing or realised (less any Tax in respect of such receipt or recovery) by the Policyholder or any member of the Policyholder's Group to the extent attributable to the matter which gives rise to such Loss from any source other than: (i) the Underwriters; or (ii) any member of the Policyholder's Group. Recovered Amounts shall include to the extent attributable to the matter which gives rise to such Loss (i) any refund, credit, or other Relief, the utilisation of which would result in an actual reduction of Tax by the Policyholder or any member of the Policyholder's Group in the accounting period in which the Relief is obtained and to the extent that no valid claim could have been made by the Policyholder or any member of the Policyholder's Group under the Agreement or this Policy in respect of such Tax had it been payable and (ii) any amounts actually recovered from third parties. Recovered Amounts shall not include any and all third party fees, disbursements, costs and expenses, including but not limited to reasonable legal fees, costs and expenses actually incurred by or on behalf of the Policyholder and/or any member of the Target Group for the purposes of receiving or obtaining such amount (including any VAT thereon), to the extent not included as Defence Costs.

Relief means any relief, allowance, deduction or credit (including any deduction or credit relating to research and development expenditure), exemption, right to repayment or set off in respect of any Tax.

Retention means the amount stated in Item 7 of the Key Terms Table.

Sanctions Violation means any contravention by or on behalf of any member of the Target Group or Policyholder Group of any sanction, prohibition or restriction under the trade or economic sanctions, laws or regulations of the United Kingdom, European Union the United States of America or the United Nations Security Council.

Secondary Tax Liabilities means a liability to pay an amount in respect of (a) Tax which is the primary liability of any person other than the Policyholder or any member of the Target Group, at the date of this Policy; (b) Tax which becomes the liability of the Policyholder or any member of the Target Group by virtue of any successor liability rules (or similar), any operation of law or any contractual agreement, obligation or undertaking (or similar); or (c) VAT which relates to a supply, acquisition or importation made by, or deemed for reverse- charge purposes to be made by, any person other than any member of the Target Group as at the date of this Policy, (and for these purposes the supply, acquisition or importation shall be treated as being made by the group member actually making that supply, acquisition or importation, notwithstanding that for VAT group purposes all business is treated as being carried out by the representative member), but in each case which is not referable to supplies, acquisitions, income, profits or gains made by any member of the Target Group, provided that obligations imposed by law on any member of the Target Group to withhold or deduct from a payment and to account to the relevant Tax Authority shall be treated as primary liabilities of the relevant member of the Target Group.

Sellers means the persons and entities set out in Item 3 of the Key Terms Table.

Signing No Claims Declaration means the no claims declaration executed on behalf of the Policyholder on the Inception Date, the form of which is attached as Appendix 3.

Target means the entity set out in Item 2 of the Key Terms Table.

Target Group means the Target and each of its Group Companies that are being acquired by the Policyholder or any of them as the case requires.

Tax means any form of tax, levy, impost, duty, contribution, customs and other import duties, liability and charge in the nature of taxation.

Tax Authority means any body or organisation in any country having authority in relation to Tax.

Tax Indemnities means any Tax Indemnification Claim pursuant to Section 11.1.1 of the Agreement.

Tax Warranties means the warranties contained in section 9.1.3 (l) of annex 9.1.3 of the Agreement.

Team Members means each of individuals as set out in Item 5 of the Key Terms Table.

Third Party Demand means any claim, notice, judgement, demand made, investigation, expert determination or other legal action or proceeding (including administrative, arbitration, civil or criminal proceedings) or application or investigation (including regulatory, civil or criminal investigations) howsoever arising or threatened or brought against any member of the Target Group or the Policyholder by any person (other than a Group Company of: (a) the Policyholder; (b) the Target Group; or (c) the Underwriters, acting in their capacity as such) in respect of which the resulting liability would constitute or would be reasonably expected to give rise to a Breach that is covered by the Policy.

Transfer Pricing Adjustment means (a) a calculation in respect of Tax (including an adjustment in the amount of income treated as earned or expense treated as accrued) being made on an arm's length basis rather than by reference to an actual provision; (b) a limitation on the amount of interest deductible arising from (i) the rate of interest being treated as uncommercial; or (ii) the application of any thin capitalisation rules; or (c) any penalties or fines arising from a failure to keep appropriate

documentation to support a transaction or arrangement having been made on arm's length terms and/or the processes by which prices and terms have been arrived at.

Underlying Cyber Insurance means (i) the cyber policy issued to the Target by Hiscox with policy numbers HV.DSC 6729581 / PL-PSC906729581/00 / PL-PSC906729581/01; or (ii) any renewal, replacement, or amendment of the foregoing that (a) was renewed, replaced or amended with substantially similar (or more favourable) terms including limit of cover, or (b) is approved in writing by the Underwriting Agent.

Underwriters has the meaning attributed to it in Item 12 of the Key Terms Table.

Underwriting Agent means Icen Risk Limited, a company registered with number 11691390 in England and Wales whose registered address is 2 Throgmorton Avenue, (1st Floor) London, EC2N 2DG.

Underwriting Fee means EUR 24,000 (inc. of VAT) payable in accordance with the underwriting fee letter dated 16 November 2025.

VVG means *Versicherungsvertragsgesetz* (German Insurance Contract Act), as in force on the Inception Date.

Interpretation

1.1. The Key Terms Table is a summary of the main terms provided by the Policy attached. If there is any inconsistency between the terms and conditions of the Policy and Key Terms Table, the terms and conditions of the Policy will apply

1.2. Clause and Appendix headings will not affect the interpretation of this Policy.

1.3. References to a Clause or to an Appendix are to Clauses of or an Appendix to this Policy unless otherwise stated.

1.4. Unless the context otherwise requires, words in the singular will include the plural and in the plural will include the singular.

1.5. Unless the context otherwise requires, a reference to one gender will include a reference to all other genders.

1.6. A reference to a **person** includes a natural person, corporate or unincorporated body (whether or not having a separate legal personality).

1.7. Any words following the terms **including**, **include**, **in particular** or **for example** or any similar expression will be construed as illustrative and will not limit the sense of the words, description, definition, phrase or term preceding those terms.

1.8. If any provision of this Policy is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of any other provision shall not be affected or impaired in any way.

1.9. **EUR, Euros** and **€** all refer to Euros, the monetary unit of the European Union.

1.10. The Policy will be interpreted in accordance with law in force as at the Inception Date. For the avoidance of doubt, in the event of any conflict between the terms of this Policy and the provisions contained within the VVG, the terms of this Policy shall prevail.

1.11. The words "subsidiary undertaking" (*abhängiges Unternehmen*) shall have the meaning in this Policy as their respective definitions in section 15 et seq. German Stock Corporation Act (*AktG*).

Part B: Coverage Provisions

1. Insuring Provisions

1.1. This insurance policy is issued to the Policyholder and represents the complete agreement between the Underwriters and the Policyholder concerning the coverage provided hereunder.

1.2. Subject to the terms and conditions of this Policy, the Underwriters will, in excess of the Retention and in aggregate for the Policy Period up to the Limit of Liability, indemnify the Policyholder for, or pay to the Policyholder or on the Policyholder's behalf, any Loss covered by this Policy.

1.3. This is a claims made Policy. The Underwriters shall not be liable for any Loss unless such Loss is discovered and reported to the Underwriters in accordance with Clauses 15, 16 and 17 on or prior to 11:59pm on the relevant Expiry Date for the type of Breach to which the Loss relates or in accordance with Clause **Error! Reference source not found.**.

2. Limit of Liability

The Limit of Liability is the total aggregate liability for any and all payments made by the Underwriters in connection with this Policy. Section 101 para. 2 VVG shall not apply.

3. Conditions

3.1. The Underwriters' obligations under this Policy are conditional upon:

3.1.1. delivery to the Underwriters of an electronic copy of the duly executed Signing No Claims Declaration on the Inception Date;

3.1.2. payment of the Premium to the Broker and the Underwriting Fee to the Underwriters in cleared funds by 11:59pm on the Premium Payment Date;

3.1.3. Closing having occurred in accordance with the Agreement without any waiver or amendment to the parties' obligations in any material respect under those provisions, unless either (i) the Underwriters have given their prior written consent, such consent not to be unreasonably withheld, delayed or conditioned; or (ii) such waiver or amendment would not adversely affect the rights or liability of the Underwriters under this Policy; and

3.1.4. receipt by the Underwriters of an electronic copies of the duly executed Closing No Claims Declaration and the Bring Down Statement within five Business Days of Completion.

3.2. If any of the conditions in Clauses 3.1.2 to 3.1.4 are not fully satisfied, the Underwriters may waive the relevant condition(s) or provide written notice to the Policyholder that it has 10 Business Days to satisfy the relevant condition(s) (the "**Remedy Period**"). If the condition in Clause 3.1.1 is not fully satisfied, or following the expiry of the Remedy Period any of the conditions in Clauses 3.1.2 to 3.1.4 have not been waived or satisfied

in full the Underwriters shall be entitled to terminate this Policy by written notice to the Policyholder and:

3.2.1. the Underwriters will have no liability under this Policy in respect of Loss or otherwise under the Policy; and

3.2.2. if the Policyholder has paid the Premium, the Underwriters will refund the Premium to the Policyholder (provided that if the Policyholder has not paid the Underwriting Fee to the Underwriters in which case the Underwriters will refund the Premium less the Underwriting Fee to the Policyholder).

3.3. The Policyholder shall deliver to the Underwriters electronic copies of the Final Transaction Documents by 11:59pm on the date falling 20 Business Days after the Closing Date (unless otherwise agreed in writing by the Policyholder and the Underwriters). Clause 3.2 shall apply accordingly. The virtual download link shall be provided to arunas.andrius@icenrisk.com, or the USB copy shall be sent FAO: Arunas Andriuskevicius at Icen Risk Limited, 2 Throgmorton Avenue, (1st Floor), London, EC2N 2DG.

4. Calculation of Loss

4.1. Definition of Loss

4.1.1. Loss means:

a) any amounts which the Policyholder is legally and contractually entitled to recover from the Sellers pursuant to the Agreement for the relevant Breach (or would otherwise be entitled to recover if the Limitation Provisions were disregarded); plus

b) any amounts payable under Clause 5.3 (Gross up and Deduction); plus

c) any Mitigation Costs; plus

d) Defence Costs to the extent not included in Clauses a) and b); less

e) any Recovered Amounts to the extent not already taken into account as a reduction in the amount under Clause a).

4.1.2. Loss will be determined disregarding the Limitation Provisions.

4.2. Retention

Other than in respect of any Loss arising directly out of a Breach of a Fundamental Warranty and only to the extent it arises out of such Breach (in respect of which the Retention will be EUR Nil), the Underwriters shall only be liable under this Policy if the aggregate amount of Loss covered by this Policy exceeds the Retention in which event the Underwriters will be liable to pay the total amount of such Loss subject to the other terms and conditions of this Policy. The Retention will only be eroded by Loss for which the Underwriters would be liable under this Policy but for the Retention. Once eroded the Retention shall no longer apply.

4.3. De Minimis

Other than in respect of any Loss arising directly out of a Breach of a Fundamental Warranty and only to the extent it arises out of such Breach (in respect of which the Retention will be EUR Nil), the Underwriters will have no liability under this Policy in respect of Loss covered by this Policy unless the amount of that Loss (together with Loss arising from the same or substantially similar facts, matters, events or circumstances) exceeds the relevant De Minimis, in which case the Underwriters shall (subject to the Retention being reached) be liable for the full amount of that Loss and not only the amount in excess of the De Minimis. A series of related losses (arising from either a single Breach or a series of individual Breaches arising from substantially the same fact, matter or circumstances or similar facts, matters or circumstances) that are individually less than the relevant De Minimis but in the aggregate exceed the relevant De Minimis shall be deemed to have exceeded the relevant De Minimis and thus constitute Loss. Taxes arising from the same underlying facts and facts, matters, events or circumstances shall be treated as one Loss.

4.4. Action against the Sellers

Notwithstanding that the Policyholder may have a right to recovery against the Sellers pursuant to the Agreement in respect of any Loss, the Policyholder is not required to exercise such right for:

4.4.1. the amount of such Loss to be capable of eroding the Retention;

4.4.2. the amount of such Loss to count towards reaching the De Minimis; or

4.4.3. the Policyholder to bring a claim for Loss under this Policy.

4.5. Exchange rates for non-EUR amounts

In determining the amount of any Loss either eroding the Retention or being payable under this Policy, any Loss which is not stated in EUR shall, for the purposes of any payment under this Policy, and for the purposes of determining the erosion of the Retention, be converted into EUR at the spot rate of exchange (the closing mid-point) for the relevant currency as published in the Frankfurter Allgemeine Zeitung on the date of the relevant Claim Notice.

4.6. Recovering a Loss

Any Loss payable by the Underwriters shall only be in the form of a monetary payment and the Underwriters shall not be obliged to seek, pursue or satisfy on behalf of the Policyholder any non-monetary remedies or any injunctive, equitable or other non-monetary relief.

5. Gross Up and Deduction

5.1. All amounts payable by either the Policyholder or the Underwriters under this Policy will be paid gross, free and clear of any right of counterclaim or set off and all deductions or withholdings (in each case, a **Deduction**) whatsoever unless the Deduction is required by law.

5.2. If the Underwriters or the Policyholder are required by law to make a Deduction of or on account of Tax from a payment under this Policy, the Underwriters or the Policyholder (as applicable) will:

5.2.1. account for the full amount deducted or withheld to the relevant Tax Authority in accordance with applicable law;

5.2.2. provide the original, or a certified copy, of a receipt or other documentation evidencing such Deduction; and

5.2.3. in respect of a payment by the Underwriters only, increase the sum payable under this Policy to the extent necessary to ensure that, after the making of a Deduction, the Policyholder receives a sum equal to the sum it would have received had no such Deduction been required.

5.3. If the Policyholder is or will be subject to Tax on any payment made by the Underwriters under this Policy (or would be subject to Tax but for the availability of a Relief), the Underwriters will pay to the Policyholder an amount (after taking into account the Tax that is payable by the Policyholder in respect of the amount or that would be payable but for the availability of a Relief) that will ensure the Policyholder receives a net sum equal to the sum it would have received had the payment not been subject to Tax (ignoring for this purpose, the availability of any Relief in respect of such Tax).

Part C: Exclusions

6. **Exclusions**

6.1. Knowledge

The Underwriters will not be liable to pay any Loss if and to the extent that it relates directly to or arises directly out of:

6.1.1. a Breach of which any Team Member had Actual Knowledge on or prior to the Inception Date;

6.1.2. any Breach of which the facts or circumstance have been Disclosed in the Disclosed Documents (provided that any fact or circumstance Disclosed in the Bring Down Statement will qualify the Insured Closing Obligations only); or

6.1.3. any Interim Breach of which any Team Member had Actual Knowledge at the Closing Date or is Disclosed in the Interim Period or in the Bring Down Statement.

The burden of proving that this exclusion 6.1 applies shall rest on the Underwriters.

6.2. General Exclusions

The Underwriters will not be liable to pay any Loss if and to the extent that it relates directly to or arises directly out of:

6.2.1. the existence of an agreement which amends or varies the Agreement or which means the effect of the Agreement is other than it would be on its terms alone (save to the extent the Underwriters have consented to such agreement in accordance with the provisions of Clause 8); or

6.2.2. any fraud by or on behalf of the Policyholder or any Team Member (provided this exclusion does not apply in respect of fraud by the rollover participants); or

6.2.3. or is provided for under any adjustment provisions (including Leakage and post-Closing purchase price adjustments) in the Agreement other than adjustments to the price in respect of any Claims; or

6.2.4. or in consequence of any Pension Underfunding; or

6.2.5. a Secondary Tax Liability, a Transfer Pricing Adjustment or a Loss of Tax Asset;

6.2.6. any estimate, projection, forward looking statement or financial forecast set out in the Insured Obligations;

The burden of proving that this exclusion 6.2 applies shall rest on the Underwriters.

6.3. Policy Specific Exclusions

The Underwriters will not be liable to pay any Loss if and to the extent that it relates directly to or arises directly out of:

6.3.1. a Breach of:

a) an Excluded Obligation;

b) any Excluded Tax Obligations; or

c) any Insured Obligation marked as "Included as Amended" to the extent such Loss arises directly out of or relates to that part of the Insured Obligation for which cover is not provided as described in the Cover Spreadsheet; or

6.3.2. any actual or alleged defect, deficiency, unsuitability, lack of fitness for purpose, error or omission, non-conformance or failure to meet a specification, safety standard or requirement of applicable law or regulation, of any products, goods, services or materials (howsoever described) whether manufactured, marketed, sold, licensed, distributed, provided or supplied by or on behalf of the Target Group; or

6.3.3. any liability arising out of the Target's operations in Bulgaria.

The burden of proving that this exclusion 6.3 applies shall rest on the Underwriters.

6.4. Mandatory Exclusions and matters uninsurable

evidence that they have been materially and adversely affected. This shall be the sole of Underwriters remedy in respect of such non-deliberate or non-reckless non-disclosure.

Part D: Obligations of the Policyholder

8. Transaction Documents

The Policyholder will not vary, amend or assign, or give any waiver under the Agreement if such proposed waiver, variation, amendment or assignment could reasonably be expected to adversely affect the Underwriters' rights or liabilities under this Policy, without first obtaining the prior written consent of the Underwriters (such consent not to be unreasonably withheld, delayed or conditioned).

9. Mitigation

After the Policyholder has obtained Actual Knowledge of a Breach it will, and will to the extent reasonably practicable procure that each member of the Target Group will, use reasonable endeavours to mitigate any Loss or potential Loss in accordance with section 254 BGB and the general principles of applicable law, in particular sec. 82 VVG shall apply, provided however, that such mitigation is not detrimental in any material respect to the Policyholder or any member of the Target Group.

10. Preservation of Rights

The Policyholder will, and will after Closing to the extent reasonably practicable procure that each member of the Policyholders' Group will, use reasonable endeavours to preserve all rights against any other person in respect of any Loss and to preserve the Underwriters' subrogation rights in respect of such matters to the extent that the Policyholder has Actual Knowledge of a potential right of subrogation.

11. Other Insurance

The Policyholder will, to the extent reasonably practicable, use reasonable endeavours to procure that after Closing the Target Group maintains appropriate insurance in substantially the same scope and monetary amount as all the insurance it had immediately prior to the Closing Date. The Underwriters will not be liable in respect of any Loss to the extent that it is recoverable under such other insurance policies and will sit in excess of such other policies on terms no broader to the extent such Loss is covered under this Policy. Notwithstanding the foregoing, whilst the Policyholder shall use reasonable endeavours to pursue recourse for Loss under any other applicable and collectible insurance policies, the inability, through no fault of the Policyholder, to secure recourse under any other applicable insurance cover shall not preclude the ability of the Policyholder to claim for Loss under this Policy.

12. Maintenance of Records

The Policyholder will, and will to the extent reasonably practicable procure that each member of the Target Group (where applicable) will, use commercially reasonable endeavours to preserve all material documents and other records relating to the Policyholder's due diligence and conduct in connection with the acquisition of the Target Group. The Policyholder's obligations under this Clause 12 will expire at the later of 60 days after: (i) the final resolution of all claims and disputes relating to this Policy; and (ii) the expiry of the last Policy Period.

The Underwriters will not be liable to pay any Loss if and to the extent that it relates directly to or arises directly out of:

6.4.1. the provision of such cover, payment of such claim or provision of such benefit would expose the Underwriters to any sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom or United States of America or any other jurisdiction;

6.4.2. such loss arises out of any criminal fines, civil fines or penalties or, to the extent that such fines or penalties are prohibited at law from being insured;

6.4.3. any Sanctions Violation;

6.4.4. such Loss is related to, arises out of, in connection with or is in consequence of any operations or activities carried out in, with, for the benefit of, or involving persons (legal or natural) domiciled, registered or resident (as applicable) in any of the Russian Federation, Belarus and/or Ukraine; or

6.4.5. any Loss is related to a Cyber Act or Cyber Incident, provided that this exclusion shall not apply in relation to Loss arising out of a Breach to the extent such Loss is actually covered by the Underlying Cyber Insurance.

6.5. The burden of proving that an exclusion applies under this Clause 6 shall fall upon the Underwriters. If only part of the total Loss is excluded under this Clause 6, the Underwriters will remain liable for that part of any Loss which is not so excluded.

6.6. Notwithstanding any other Clause of this Policy, the exclusions in Clauses 6.1, 6.2, 6.3 and 6.4 of this Policy shall take precedence over all other provision of this Policy (including any potential or actual Insured Obligation) such that if: A) a warranty is not marked as an Excluded Obligation but the subject matter of any such warranty is excluded from cover under this Policy by an exclusion in any of Clauses 6.1, 6.2, 6.3 or 6.4, that exclusion shall always prevail; and B) a warranty is marked included as amended in Appendix 2 of the Policy but the subject matter of such warranty would nevertheless be in whole or part excluded from cover under this Policy by an exclusion in any of Clauses 6.1, 6.2, 6.3 or 6.4, that exclusion shall always prevail.

7. Non-Disclosure

Subject to section 22 VVG, this Policy may not be invalidated as regards the rights and interest of the Policyholder and the Underwriters shall not seek to avoid this Policy because of any failure to disclose any material facts or circumstances. Section 19 VVG shall not apply. However, in the event of any deliberate or reckless non-disclosure or deliberate or reckless misrepresentation or non-deliberate or non-reckless non-disclosure which would otherwise have entitled the Underwriters to avoid or rescind this Policy, the Policyholder will not have cover under this Policy for any Loss arising from the facts or circumstances giving rise to that qualifying breach.

Notwithstanding the foregoing, only where such non-deliberate or non-reckless non-disclosure materially prejudiced the Underwriters then acting reasonably and in good faith, the Underwriters shall be entitled to reduce loss to the extent to which the Underwriters can

13. Failure to Comply

Failure by the Policyholder to comply with its obligations under Clauses 9, 10, 11 or 12 will not relieve the Underwriters of their obligations under this Policy, however, the Underwriters will be entitled (acting reasonably and in good faith) to reduce the amount of Loss payable under this Policy by the amount to which the Underwriters were adversely prejudiced by such failure. Sections 28, 29 VVG shall not apply.

Part E: Claims notifications

14. Notice

14.1. All Claims Notices and other notices and communications under this Policy shall be delivered in accordance with Clauses 14, 15, 16 and 17 and any statutory reporting and notice requirements (especially sections 30 and 31 VVG) are hereby explicitly excluded.

14.2. All Claims Notices (as defined in Clause 15) under this Policy shall be made in writing to the Underwriters and sent to LDNClaims@Travelers.com. A copy (which shall not be deemed notice) should also be sent to:

Travelers Syndicate Management Limited
30 Fenchurch Street
London
EC3M 3BD

A copy (which shall not be deemed notice) should also be sent to IcenRiskClaimsNonEU@icenrisk.com, for the attention of: Dawn Bhoma, Peter Dzurianik and Robert Brown, referring to "Project Pyra" and the policy number.

14.3. All notices other than a Claim Notice should be given in writing and sent to:

Icen Risk Limited
2 Throgmorton Avenue, (1st Floor)
London
EC2N 2DG

For the attention of: Dawn Bhoma, Robert Brown and Peter Dzurianik with a copy sent by email to: submissions@icenrisk.com, referring to "Project Pyra" and the policy number.

14.4. Notice shall be effective on the date of receipt by the Underwriters at the email address specified in Clause 14.2 or 14.3 (as applicable) provided that no message delivery failure is received within 24 hours of sending, in which case notice shall be deemed effective if served to the address indicated in Clause 14.2 or 14.3 (as applicable) by courier or ordinary mail (provided the Policyholder is able to demonstrate actual receipt by the Underwriters).

15. Notification

The Policyholder shall deliver a written notice to the Underwriters ("**Claim Notice**") signed by a Team Member or a director of the Policyholder in accordance with Clause 14.2 as soon as

reasonably practicable and legally permissible after a Team Member (or a person performing a substantially similar role to that of a Team Member) has Actual Knowledge of any fact or circumstance which has led or is reasonably likely in the opinion of the Team Member to lead to a Loss, Breach or Third Party Demand.

16. Timing of notification

16.1. The Underwriters will not be liable for any Loss unless the relevant Claim Notice has been delivered to the Underwriters:

16.1.1. on or before 11:59pm on the relevant Expiry Date for that type of Breach to which the Claim Notice relates; or

16.1.2. no later than 30 Business Days after the relevant Expiry Date for that type of Breach to which the Claim Notice relates provided that the Policyholder first obtained Actual Knowledge of the subject matter of the Claim Notice on or in the 30 Business Day period prior to the relevant Expiry Date for the Breach to which the Claim Notice relates.

16.2. If a Claim Notice is delivered pursuant to Clause 15 within the relevant Policy Period then any subsequent Loss directly arising out of the facts or circumstances identified in such Claim Notice shall be deemed notified to the Underwriters in that Claim Notice.

17. Claim Notice Contents

17.1. The Claim Notice shall describe, to the Policyholder's Actual Knowledge after reasonable enquiry and to the extent relevant information is reasonably available at the date of the Claim Notice, reasonable details (in light of the information reasonably available) of the facts and circumstances surrounding the Claim including, where reasonably practicable, a specific reference to the implicated warranties and/or indemnities that are believed to be breached.

17.2. A Claim Notice will not be invalid for failing to provide all facts and circumstances and other details of the Breach or resulting Loss. The Policyholder shall have the opportunity to provide new information without prejudice to their rights and obligations under this Policy as and when this becomes available to them and no later than 20 Business Days after the relevant Expiry Date for the Breach to which the Claim Notice relates.

18. Underwriters' Response

As soon as reasonably practicable after the Underwriters receive a Claim Notice and in any event within 20 Business Days of receipt of such notice, the Underwriters shall respond by:

18.1. acknowledging receipt of the Claim Notice and confirming whether or not it forms a valid Claim Notice under this Policy;

18.2. agreeing the claimed Loss or erosion of the Retention;

18.3. denying the claimed Loss (or erosion of the Retention) and providing details of the Underwriters' reason(s) for declining Loss will be given; or

18.4. if the Underwriters are not in a position to determine a final cover position on the basis of information available, by requesting such additional information as they may reasonably require from the Policyholder so as to enable the Underwriters to seek to determine a final cover position. After receiving such additional information the Underwriters shall respond as soon as reasonably practicable and in any event within 20 Business Days as contemplated by either Clause 18.1, 18.2 or 18.3 and such cycle shall repeat until the final coverage position is determined.

19. **Claims Participation and conduct**

The Underwriters shall be entitled to participate (at their own cost) fully in the defence, negotiation and settlement of any Claim or Third Party Demand such that the Policyholder shall:

19.1. not settle, compromise or discharge any Claim or Third Party Demand without prior consultation with, and the prior written consent of the Underwriters (such consent not to be unreasonably withheld, conditioned or delayed);

19.2. subject to Clause 22, not incur any Defence Costs without the prior consultation and written consent of the Underwriters (such consent not to be unreasonably withheld or delayed);

19.3. not make, and shall procure that the Target Group does not make without the prior consultation and written consent of the Underwriters (such consent not to be unreasonably withheld or delayed), a voluntary, unprompted disclosure to a Tax Authority of the subject matter of the actual or potential Breach (but for the avoidance of doubt, this shall not include any mandatory disclosure to a Tax Authority (including claims, returns, computations and any other information submitted to a Tax Authority in order to comply with applicable law, regulation, order of a court of competent jurisdiction or a Tax Authority's published practice), in which case the Policyholder shall be entitled to make such mandatory disclosure);

19.4. to the extent reasonably permitted by the circumstance, and without placing the Policyholder under any obligation to contravene any applicable law or regulation of any Tax Authority, provide the Underwriters with copies of all material correspondence, pleadings and documentation or information available in connection with the Claim or Third Party Demand;

19.5. keep the Underwriters informed of scheduled meetings with the Sellers or any other relevant third party in connection with any Claim or Third Party Demand and permit the Underwriters to attend such meetings and, where the Underwriters so request (acting reasonably), provide a reasonably detailed description of the outcome of the meetings and discussions to which the Underwriters were not present, in each case to the extent reasonably practicable, and only where not prohibited by law or regulation of any Tax Authority;

19.6. conduct all negotiations and proceedings in respect of the Third Party Demand with advisers consented to by the Underwriters in writing (such consent not to be unreasonably withheld, conditioned or delayed) and take such action as the Underwriters may reasonably request (at the Underwriter's cost) to contest, avoid, resist, compromise

or otherwise defend a Third Party Demand, in each case only where not prohibited by law or regulation of any Tax Authority; and

19.7. to the extent not prohibited by law or regulation, provide the Underwriters with such other information in its possession and assistance in connection with any Claim, potential Claim or Third Party Demand as the Underwriters may reasonably request,

provided always that nothing in this Clause 19 shall require the Policyholder or any member of the Policyholder's Group to take any action: (i) which is in contravention of law or the provisions of the Agreement; or (ii) would reasonably be expected to endanger any legal privilege of the Policyholder or any member of the Policyholder's Group. If the Policyholder receives contradictory instructions from the Underwriters, Section 82 para 2 sentence 2 VVG shall apply accordingly.

If, in relation to a Claim or Third Party Demand, any information, document or materials requested by the Underwriters or required to be provided by a Policyholder to Underwriters under this Policy is subject to a claim for 'legal professional privilege' (the "**Privileged Material**"), the Underwriters confirm that they will use reasonable endeavours to preserve any privilege in any Privileged Material, provided that the Underwriters shall not be obliged to take any steps that could reasonably be expected to prejudice their commercial interests. The Policyholder expressly does not waive any attorney-client privilege associated with such Privileged Material. Such Privileged Material is disclosed solely for the purposes of this Policy, and no information contained therein shall be deemed to be an admission by the Policyholder to any third party of any matter whatsoever (including any violation of law or breach of contract).

20. Failure to Comply

Failure by the Policyholder to comply with its obligations under Clauses 14, 15, 16, 17 or 19 will not relieve the Underwriters of their obligations under this Policy, however, the Underwriters will be entitled (acting reasonably and in good faith) to reduce the amount of Loss payable under this Policy by the amount to which the Underwriters were adversely prejudiced by such failure. Sections 28 and 29 VVG shall not apply.

21. Settlement

If the Policyholder does not consent to a settlement, compromise or discharge of a Third Party Demand which is acceptable to both the Underwriters and the relevant third party claimant, the Policyholder shall not be prevented from defending the Third Party Demand further but the Underwriters shall not be liable for any additional Loss or Defence Costs above the amount of such settlement, compromise or discharge which was acceptable to the Underwriters and the relevant third party claimant.

22. Emergency Defence Costs

If the Underwriters' written consent cannot reasonably be obtained before Defence Costs are incurred in respect of a Third Party Demand, the Underwriters will give retrospective approval for such reasonably and properly incurred Defence Costs of up to, in the aggregate EUR 75,000 (exclusive of VAT) (such consent not to be unreasonably withheld, conditioned or delayed).

23. **Reimbursement**

23.1. The Policyholder will reimburse the Underwriters any amount that has been paid by the Underwriters in connection with this Policy that:

23.1.1. is agreed or determined by an arbitrator or court of competent jurisdiction did not constitute Loss or should otherwise not have been paid under this Policy; or

23.1.2. any member of the Policyholder's Group subsequently recovers (directly or indirectly) from any Tax Authority, insurance (excluding this Policy) or other source (other than the Policyholder or a member of the Policyholder's Group), which therefore actually reduces the amount of Loss actually suffered (less any costs, charges or expenses (including legal expenses and irrecoverable VAT) actually incurred by the member of the Policyholder's Group in making such recovery and less any Tax for which such member becomes liable in respect of such recovery).

23.2. Any such reimbursement will be made promptly but in any event no later than twenty (20) Business Days after such agreement or determination (in the case of Clause 23.1.1) or receipt (in the case of Clause 23.1.2).

23.3. On actual receipt by the Underwriters of any reimbursement pursuant to Clause 23.1, an amount equal to the amount of such actual recovery (less the costs of recovery and Tax (other than recoverable VAT) incurred by the Underwriters in connection with such reimbursement and/or the original payment) shall be re-instated to the Limit of Liability.

23.4. If in calculating the Loss payable under this Policy, any amount payable under this Clause 23 has been included as a Recovered Amount, any payment under this Clause 23 shall be reduced by a corresponding amount.

Part F: General Conditions

24. **Several Liability**

24.1. The liability of an Underwriter under this contract is several and not joint with other Underwriters party to this Policy. An Underwriter is liable only for the proportion of liability it has underwritten. An Underwriter is not jointly liable for the proportion of liability underwritten by any other Underwriter. Nor is an Underwriter otherwise responsible for any liability of any other Underwriter that may underwrite this contract.

24.2. The proportion of liability under this Policy underwritten by an Underwriter (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown in this Policy.

24.3. In the case of a Lloyd's syndicate, each member of the syndicate (rather than the syndicate itself) is an Underwriter. Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member's proportion. A member is not jointly liable for any other member's proportion. Nor is any member otherwise responsible for any liability of any other insurer

that may underwrite this Policy. The business address of each member is Lloyd's, One Lime Street, London EC3M 7HA. The identity of each member of a Lloyd's syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd's, at the above address.

25. Assignment

25.1. Other than in accordance with this Clause 25, the Policyholder may not assign or transfer in whole or in part any of its rights or interests nor transfer its obligations under this Policy without the prior written consent of the Underwriters (such consent not to be unreasonably withheld or delayed).

25.2. The Policyholder may without the prior written consent of the Underwriters and provided there is no increase in liability of the Underwriters, assign all its interests in the proceeds of this Policy to: (i) any Group Company of the Policyholder or (ii) a Finance Party, in each case provided that:

25.2.1. the Policyholder delivers a written notice of such assignment to the Underwriters within 20 Business Days following such assignment or transfer; and

25.2.2. the Underwriters will only be liable to pay any Loss to such assignee or transferee where the Underwriters, acting reasonably, are satisfied with the results of any necessary compliance checks (including sanctions and money laundering) into that assignee.

26. Subrogation

26.1. In the event of any payment of Loss pursuant to this Policy, the Underwriters shall (subject to Clause 26.2) be subrogated to (or may, to the extent permitted by law or to the relevant contract, require the Policyholder to assign to the Underwriters) the Policyholder's rights of recovery with respect to such Loss.

26.2. Notwithstanding the foregoing, the Underwriters are only entitled to subrogate against the Sellers and/or any of their respective representatives or advisers if and to the extent the Loss arises out of the Sellers' fraud *(Arglist)* or wilful misconduct (*Vorsatz*) to the extent such claims are available to the Policyholder under the Agreement. For the avoidance of doubt, this Clause 26 shall be construed to constitute a genuine contract for the benefit of a third party (*echter Vertrag zugunsten Dritter*) within the meaning of section 328 BGB for the benefit of the Seller.

27. Termination and Variation

27.1. Except by written agreement and subject to Clause 3.2 neither the Policyholder nor the Underwriters may terminate this Policy. Any statutory rights to terminate, challenge or otherwise cancel, including those contained in Sections 23 – 29 VVG, shall be excluded to the fullest extent permissible by applicable law.

27.2. No variation of this Policy will be effective unless it is made in writing by way of endorsement to this Policy and signed by the Underwriters and the Policyholder.

28. Confidentiality

28.1. Save with the prior written consent of the Underwriters or the Policyholder (as the case may be), each party to this Policy will keep confidential the existence of this Policy and its terms and any dispute relating to this Policy.

28.2. The Policyholder may disclose this Policy:

28.2.1. with the Underwriters' prior written consent (such consent not to be unreasonably withheld, conditioned or delayed);

28.2.2. to its professional advisers who are advising it on this Policy or any claim under this Policy subject to such advisers being required to maintain its confidentiality;

28.2.3. to the Sellers and their professional advisers, subject to them being required to maintain its confidentiality;

28.2.4. to any Finance Party, subject to such Finance Party being required to maintain its confidentiality;

28.2.5. if required to do so by law, or by court of competent jurisdiction or by any regulatory authority or Tax Authority; or

28.2.6. as necessary to support a claim or defence in litigation between the Underwriters and the Policyholder.

28.3. This Clause 28 will survive termination of this Policy.

29. Entire Agreement

This Policy constitutes the entire agreement between the Policyholder and the Underwriters and supersedes and extinguishes all previous agreements between the parties, whether written or oral, relating to the subject matter of this Policy. Nothing in this Clause 29 will exclude or limit any liability or any right which any party may have, in respect of any statements made fraudulently or dishonestly before the Inception Date.

30. Third Party Rights

Except as otherwise expressly provided for in the Policy, this Policy shall only grant rights to the Policyholder and Underwriters and not constitute a contract for the benefit of third parties (*Vertrag zu Gunsten Dritter*) or a contract with protective effect for third parties (*Vertrag mit Schutzwirkung für Dritte*).

31. Governing Law and Jurisdiction

31.1. This Policy and any dispute or claim arising out of or in connection with it will be governed by and construed in accordance with the laws of Germany, excluding any German conflict-of-law rules resulting in this Policy being governed by laws other than German law. The provisions of the VVG shall only apply if the Policy does not provide otherwise.

31.2. All disputes arising out of or in connection with this Policy (including the breach, termination or validity thereof) shall be finally settled in accordance with clause 17 of the Agreement which shall apply mutatis mutandis.

1. Legal Due Diligence report prepared by McDermott Will & Schulte and dated 23 December 2025;

2. Tax Due Diligence report prepared by FTI and dated 18 December 2025.

Notwithstanding that a particular Insured Obligation is marked as "Included" or "Included as amended", certain Loss arising from a Breach of such Insured Obligation may be excluded from cover pursuant to Clause 6 of this Policy.

EXCLUDED OBLIGATIONS
(b)[1]

SPA REFERENCE	INCLUDED AS AMENDED
General Amendment	It shall be deemed and otherwise read into the wording of the warranties contained in the Insured Obligations for the purposes of this Policy that any reference to agreements, contracts, arrangements, promises, communications, notices, representations shall refer to where such things are in written form, and allegations, claims, complaints, indications, disputes, investigations, enquiries, threats, reference to "been made aware" or similar in the warranties, or correspondence shall refer to where such events have been notified in writing.
(a)(ii)	The **Target Company is** ~~Group Companies are~~ not insolvent or over-indebted. No insolvency proceedings (Insolvenzverfahren) or debt-regulating proceedings have been instituted against the assets of **the Target** ~~a Group~~ Company. The opening of such proceedings has not been applied for by **the Target** ~~a Group~~ Company nor has the opening of such proceedings been threatened against **the Target** ~~a Group~~ Company in writing. To Seller's Best Knowledge, no circumstances exist that would require or justify the opening of such proceedings.
(c)(i)	With the exception of the measures listed in Exhibit 9.1.3(c) **Target Company** ~~each of the Group Companies~~ has continued its business activities in the ordinary course of business and consistent with past practice from the Effective Date until the Signing Date, subject to the measures for the preparation and implementation of the Transaction. The **Target Company has** ~~Group Companies have~~ in particular not:
(l)(ii)	The Group Companies have prepared diligently and in good faith, and have ~~completely,~~ duly and timely filed all material Tax Returns required to be filed with the appropriate Tax Authority (taking into account any extensions granted).
(l)(iii)	All Taxes owed by a Group Company **in the last five (5) years** have been paid or withheld and remitted when due to the competent Tax Authority in accordance with tax assessments, self-declarations or advance returns (including assessed prepayments).

[1] **Icen Note:** We can look to cover financial warranties via endorsement, subject to adequate FDD and underwriting.

(I)(vii)	The Group Companies have prepared, and are in possession of, all **material** books, records, accounts and other documentation (including electronic data and data systems as required by applicable law) ~~in line with~~ **as required by applicable** Tax law and relating to past events during the last five (5) years prior to and including the Signing Date; in particular, the Group Companies have prepared and have available, and have **during the last five (5) years** duly filed where necessary, any material documentation which is required (including as a result of any request by the competent Tax authority) to be submitted under applicable Tax laws.

Policy number: MA2380SF2500

To:

Lloyd's Insurance Company S.A. (TRV 5384)
Lloyd's Insurance Company S.A. (ARK 5377)
Lloyd's Insurance Company S.A. (ASC 5325)
Lloyd's Insurance Company S.A. (FDY 5305)
Lloyd's Insurance Company S.A. (ASP 5383)
Lloyd's Insurance Company S.A. (RNR 5326)
Lloyd's Insurance Company S.A. (NSM 5397)
Lloyd's Insurance Company S.A. (NWL 5320)
AXIS Specialty Europe SE
Zurich Insurance Europe AG

(together, the **Underwriters**)

Project Pyra – Signing No Claims Declaration

This is the Signing No Claims Declaration required to be given in relation to Buyer Warranty & Indemnity Policy (policy number MA2380SF2500) relating to the purchase by the Policyholder of the entire issued share capital of the Target (the **Transaction**).

Defined terms in this Signing No Claims Declaration shall have the same meanings as set out in the Policy unless otherwise stated.

On behalf of the Policyholder, I declare the following:

1. The Team Members are the individuals who led the Transaction and between them had oversight of all material aspects of the due diligence in relation to the Transaction on behalf of the Policyholder; and

2. I have made reasonable enquiries of the Team Members and neither I nor the other Team Members have Actual Knowledge of any Breach or Claim under the Policy.

The signing of this Signing No Claims Declaration does not entail any personal liability on the part of the undersigned or any Team Member vis-à-vis the Underwriters.

Signed by:

Print name:

For and on behalf of **[ ]**
Dated **[ ]** 2025

Policy number: MA2380SF2500

To:

Lloyd's Insurance Company S.A. (TRV 5384)
Lloyd's Insurance Company S.A. (ARK 5377)
Lloyd's Insurance Company S.A. (ASC 5325)
Lloyd's Insurance Company S.A. (FDY 5305)
Lloyd's Insurance Company S.A. (ASP 5383)
Lloyd's Insurance Company S.A. (RNR 5326)
Lloyd's Insurance Company S.A. (NSM 5397)
Lloyd's Insurance Company S.A. (NWL 5320)
AXIS Specialty Europe SE
Zurich Insurance Europe AG

(together, the **Underwriters**)

Project Pyra – Closing No Claims Declaration

This is the Closing No Claims Declaration required to be given in relation to Buyer Warranty & Indemnity Policy (policy number MA2380SF2500) relating to the purchase by the Policyholder of the entire issued share capital of the Target (the **Transaction**).

Defined terms in this Closing No Claims Declaration shall have the same meanings as set out in the Policy unless otherwise stated.

On behalf of the Policyholder, I declare the following:

1. The Team Members are the individuals who led the Transaction and between them had oversight of all material aspects of the due diligence in relation to the Transaction on behalf of the Policyholder;

2. In relation to the Insured Closing Obligations I have made reasonable enquiries of the Team Members and neither I nor the other Team Members have Actual Knowledge of any Breach or Claim under the Policy.

The signing of this Closing No Claims Declaration does not entail any personal liability on the part of the undersigned or any Team Member vis-à-vis the Underwriters.

Signed by:

Print name:

For and on behalf of **[ ]**

Dated **[ ]** 2025

ICEN

Policy number: MA2380SF2500

Important information

Please read this Policy carefully to ensure that it is in accordance with your requirements and that you understand its terms, exclusions and conditions. Please contact us immediately if any corrections are necessary.

Any enquiries you may have regarding your Policy may be addressed either to the insurance broker who arranged the Policy for you or directly to us.

Contact Details for Notification of Claims, Circumstances and Requests for Indemnity for Travelers

If you wish to make a claim, please contact the insurance broker who arranged the policy or contact us quoting your policy number. Please also refer to our on-line guidance on how to make a claim which can be found at travelers.co.uk.

Travelers Insurance Company Limited
Bond and Specialty Claims
30 Fenchurch Street, London, EC3M 3BD.

Email: reportaclaim@travelers.com

Tel 0800 587 8388
Fax 020 3116 2139

COMPLAINTS PROCEDURE

Our promise to you

- We will acknowledge complaints promptly
- We will investigate quickly and thoroughly
- We will keep you informed of progress
- We will do everything to resolve your complaint fairly
- We will learn from our mistakes and use your feedback continually to improve our service

What to do if you have a complaint?

If you have a complaint, please contact us on 0203 207 6000, or email us at CustomerRelations@travelers.com

For full information on your rights and how we will handle your complaint, please see our website here:

www.travelers.co.uk/documents/ComplaintsProcedure.pdf

USING PERSONAL INFORMATION: TRAVELERS' STATEMENT

How we treat information about you and your rights under data protection legislation

In order to provide our insurance services, we (Travelers Insurance Company Limited acting as a Data Controller) will collect certain personal information about you. The type of information that we collect will depend on our relationship with you. For example, you may be a Travelers policyholder, prospective policyholder or a third party making a claim under a Travelers insurance policy.

If you provide us with personal information about a third party, you should share this notice with them.

We will also collect different types of information depending upon the kind of insurance cover we are being asked to provide,

Some of the information we collect may be classified as 'special category data', which is data that may contain information about physical or mental health, religious beliefs and criminal and disciplinary offences (including convictions).

Your personal information may be used in a number of ways including:

- considering an application for insurance,
- providing and administering an insurance policy,
- handling claims including claims validation,
- preventing and detecting fraud, including providing information to the relevant authorities.

Where relevant, we will share your information with other companies in the Travelers group, third parties such as claims handlers, loss adjusters, other insurers and reinsurers, fraud prevention agencies, service companies associated with our products, or as required by law (including providing the information to government or regulatory authorities). This may involve the transfer of your information to countries inside and outside the European Economic Area.

For more information about how we process your data and the rights you have, please click

www.travelers.co.uk/main/privacy-policy.aspx

Icen Risk: Complaints Procedure

Icen Risk promises to you

- to acknowledge complaints promptly
- to investigate quickly and thoroughly
- to keep you informed of progress
- to try to resolve your complaint fairly
- We will learn from our mistakes and use feedback to improve our service

What to do if you have a complaint to **Icen Risk Limited / GmbH**
If you have a complaint, please contact the following directors of Icen Risk Limited/GmbH as follows:

Robert.brown@icenrisk.com
Peter.Dzurianik@icenrisk.com

If you are dissatisfied with the handling of a complaint by Icen Risk Limited/GmbH you have the right to contact Lloyd's Europe whose complaints procedures are available at www.lloydseurope.com with contact details:

Lloyd's Europe
Bastion Tower – Floor 14
5 Place du Champ de Mars / 5 Marsveldplein
1050 Bruxelles / Brussel
t: +32 (0)2 227 39 39
E-mail : LloydsEurope.Complaints@lloyds.com

Icen Risk – USE OF PERSONAL INFORMATION

In order to underwrite transactional liability policies and to assist in providing excellent claims service, Icen Risk Limited, Icen Risk GmbH or other group companies (the Group) may access personal information or data in relation to policyholders and their officers, employees and contractors and therefore be a Data Controller. Such personal information shall be treated in accordance with the Icen Risk data protection policy, a copy of which is available upon request. If you provide us with personal information about a third party, you should share this notice with them. Some of the information we collect may be classified as 'special category data', which is data that may contain information about physical or mental health, religious beliefs and criminal and disciplinary offences (including convictions).

Your personal information may be used in a number of ways including:

- considering an application for insurance,
- providing and administering an insurance policy,
- handling claims including claims validation,
- preventing and detecting fraud, including providing information to the relevant authorities.

For further information please see:
https://2dc42f3c-e441-44ba-ac75-36f3b10e4324.filesusr.com/ugd/4870f0_8f9621d6a45845868d94b52353b855fd.pdf

EEA: INFORMATION FROM ZURICH INSURANCE EUROPE AG:

This product is underwritten by Zurich Insurance Europe AG (a non-life insurance undertaking).

Zurich Insurance Europe AG. A stock corporation incorporated with limited liability in Germany. Registered in the Register Court of Frankfurt a.M., Registered Office and Seat: Platz der Einheit 2, 60327 Frankfurt, Germany. Ireland Branch registered in Ireland. Ireland Branch Office: Zurich House, Frascati Road, Blackrock, Dublin A94X9Y3, Ireland. UK Branch registered in England and Wales. Registration No. BR7985. UK Branch Head Office: The Zurich Centre, 3000 Parkway, Whiteley, Fareham, Hampshire PO15 7JZ.

Data protection statement from Zurich

Zurich takes the privacy and security of your personal information seriously. We collect, use and share your personal information so that we can provide policies and services that meet your insurance needs, in accordance with applicable data protection laws.

The type of personal information we will collect includes: basic personal information (i.e. name, address and date of birth), occupation and financial details, health and family information, claims and convictions information and where you have requested other individuals be included in the arrangement, personal information about those individuals.

We and our selected third parties will only collect and use personal information (i) where the processing is necessary in connection with providing a quotation and/or contract of insurance; (ii) to meet our legal or regulatory obligations; (iii) where you have provided the appropriate consent; (iv) for our 'legitimate interests'.

It is in our legitimate interests to collect personal information as it provides us with the information that we need to provide our services more effectively including providing information about our products and services. We will always ensure that we keep the amount of information collected and the extent of any processing to the absolute minimum to meet this legitimate interest.

A full copy of our data protection statement can be viewed via www.zurich.co.uk/dataprotection

How you can contact us?

If you have any questions or queries about how we use your data, or require a paper copy of the statement, you can contact us via gbz.general.data.protection@uk.zurich.com or alternatively contact our Data Protection Officer at Zurich Insurance, Tri-centre 1, Newbridge Square, Swindon, SN1 1HN.

Miscellaneous

Policyholders are entitled to request from the Underwriters or Underwriting Agent a hard paper copy of this policy wording on written request from such Underwriters or Underwriting Agent; such hard copy document shall be provided by the Underwriting Agent at no additional charge.

Annex 10.6.8

[Seller]
[Address]

[31 December 2025]

Dear Sirs,

Reference is made to the Agreement, dated [December 2025], by and among

(1) Diginex Ltd. with registered office at Diginex Limited, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, registered with the Cayman Islands General Registry under company number 406606

hereinafter referred to as "**Purchaser**",

(2) **Mau Dana UG (haftungsbeschränkt)** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 235271 B, ("**Seller 1** ")

(3) **Bonnisseau Zukunft UG (haftungsbeschränkt)** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 225622 B, ("**Seller 2** ")

(4) **Sasha Bezuhanova-Yordanova,** born on 27 September 1962, resident at Sofia, Bulgaria, ("**Seller 3** ")

(5) **Creator Companies LLC,** with registered seat in Wilmington, Delaware, United States of America, registered with the Delaware Department of State, Division of Corporations under no. 6569124, ("**Seller 4** ")

(6) **FPCI Demeter 6 Amorçage** (*French Fonds professional de capital investissemant*) legally managed and represented by Demeter Investment Managers, with registered seat in Paris, France registered with the commercial and companies register Paris (*Registre du Commerce et des Sociétés Paris*) under No. B 483 279 923, ("**Seller 5** ")

(7) **coparion GmbH & Co. KG,** with registered seat in Cologne, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Cologne under HRA 31774, ("**Seller 6** ")

(8) **KEEN Venture Partners Fund II Coöperatief U.A.**, with registered seat in Amsterdam, Netherlands, registered with the commercial register (*Kamer van Koophandel*) under KvK 83431934, ("**Seller 7** ")

(9) **HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG,** with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRA 112522, ("**Seller 8** ")

(10) **Hala Haenisch-Zeine,** born on 17 March 1979, resident at Munich, Germany, ("**Seller 9** ")

(11) **Magic Flow UG (haftungsbeschränkt),** with registered seat in Berlin, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Charlottenburg under HRB 196000, ("**Seller 10** ")

(12) **David Vismans,** born on 26 April 1975, resident at Bloemendaal, The Netherlands, ("**Seller 11** ")

(13) **RL Capital GmbH,** with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRB 268397, ("**Seller 12** ")

(14) **The Circle I Holdings Limited,** with registered seat in St. Peter Port, Guernsey, registered with the Regsiter of Guernsey under No. 68786, ("**Seller 13** ")

(15) **Deutsche Bank Aktiengesellschaft,** with registered seat in Frankfurt, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Frankfurt am Main under HRB 30000, ("**Seller 14** ")

(16) **Lightspeed Venture Partners XIV-B (Ignite), L.P.,** with registered seat in Grand Cayman, Cayman Islands, registered with Registry of Exempted Limited Partnership Cayman Islands under No. MC-115078, ("**Seller 15** ")

(17) **Illusian Ventures I Ky,** with registered seat in Helsinki, Finland, registered with the Finnich Patent and Registration Office under No. 330833-9, ("**Seller 16** ")

(18) **Opera Tech Ventures S.L.P,** with registered seat in Paris, France, registered with the commercial register Paris (*Greffe du Tribunal de Commerce de Paris*) under No. 839873403, ("**Seller 17** ")

(19) **Visa International Service Association,** with registered seat in Wilmington, Delaware, United States of America, registered with State of Delaware under filing number 6569124, ("**Seller 18** ")

(20) **Flixfounders 2 GmbH & Co. KG**, with registered seat in Munich, Germany, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Munich under HRA 118248, ("**Seller 19** ", Seller 1 through Seller 19 hereinafter together referred to as the "**Sellers**" and each a "**Seller**") hereinafter referred to as "**Seller**",

hereinafter referred to as "**Agreement**".

Reference is also made to the Warranty & Indemnity Insurance Policy no. MA2380SF2500 by and among [Icen Risk Limited] and the Purchaser, dated as of [31 December 2025] (hereinafter referred to as "**W&I Insurance**" or "**Policy**").

Unless otherwise defined, capitalised terms and expressions shall have the same meaning attributed to them in the Policy.

The Underwriters are only entitled to subrogate against the Sellers where the Loss arises in whole or in part by reason of any fraud or wilful misconduct by or on behalf of the Sellers.

Sincerely,

Icen Risk Limited

By:___________________________
Name: Arunas Andriuskevicius
Title: Principal W&I
Date: [31] December 2025

Annex 18.1 - Notices

Party	Anschrift/Address	E-Mail	With copy to
Sasha Bezuhanova-Yordanova	BOROVO bl. 215-3 floor 3 app. 44, 1612 Sofia, Bulgaria	sasha.bezuhanova@gmail.com	
David Vismans	Vijverweg 35, 2061 GT Bloemendaal, Niederlande	advisory@davidvismans.com	
Hala Haenisch-Zeine	Wehrlestraße 16, 81679 München	halazeine@googlemail.com	
Mau Dana UG	c/o planA.earth GmbH, Schlesische Straße 26, 10997 Berlin	lubomila@gmail.com	
Bonnisseau Zukunft UG	c/o Silberberg, Juliusstraße 49, 12051 Berlin	bonnisseauzukunft@gmail.com	
FPCI Demeter 6 Amorcage (Paris)	81 Avenue de la Grande Armée, 75016 Paris, Frankreich	olivier.bordelanne@demeter-im.com	
coparion GmbH & Co. KG	Ottoplatz 6, 50679 Köln	christian.schulte@coparion.vc	
RL Capital GmbH	Alfred-Schmidt-Straße 47, 81379 München	remy@lazarovici.net	
The Circle I Holding Limited (Guernsey)	Suite 4 (Second Floor), Weighbridge House, Lower Pollet, St Peter Port, Guernsey, GY1 1WL	ken.wrigley@trustcorpci.com; mark.nourgourd@trustcorpci.com	
Creator Companies LLC (Delaware)	251 Little Falls Drive, Wilmington, Delaware 19808, USA	sbgi-notice@softbank.com	
KEEN Venture Partners Fund II Cooperatief U.A. (Amsterdam)	Passeerdersgracht 19 A, 1016XG Amsterdam, Niederlande	sara@keenventurepartners.com	
Deutsche Bank Aktiengesellschaft	Taunusanlage 12, 60325 Frankfurt am Main	corporate.venture-capital@db.com; joerg.landsch@db.com; carsten.koehler@db.com	
HV Holtzbrinck Ventures Fund VIII GmbH & Co. geschlossene Investment KG	Kaiserstraße 14 b, 80801 München	andreas.wisser@hvcapital.com	
Magic Flow UG (haftungsbeschränkt)	c/o Artjem Weißbeck, Alte Schönhauser Straße 42, 10119 Berlin	addy@helo-charles.com	
Flixfounders 2 GmbH & Co. KG	Seeholzenstraße 2, 82166 Gräfelfing	engert@flixbus.com; marcel@flixfounders.com	
Opera Tech Ventures S.L.P.	1 boulevard Haussmann, 75009 Paris, Frankreich	thibaut.schlaeppi@bnpparibas.com; vincent.baillin@bnpparibas.com	
Illusian Ventures I Ky	c/o Illusian Group Oy, Aleksanterinkatu 11, 00100 Helsinki, Finnland	teemu.korhonen@illusian.org; taneli.nissi@illusian.org; kimmo.ronkainen@illusian.org	
Visa International Service Association	251 Little Falls Drive, Wilmington, Delaware 19808, USA	VenturePortfolioReports@visa.com, alwing@visa.com, thamsa@visa.com, LegalNotice@visa.com	
Lightspeed Venture Partners XIV -B (Ignite), LP	2200 Sand Hill Road, Menlo Park, CA 94025	finance@lsvp.com	
Diginex Limited	c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands	stelios.moussis@diginex.com; paul.ewing@diginex.com; lorenzo.romano@diginex.com; mark.blick@diginex.com	McDermott, Will & Schulte Rechtsanwälte Steuerberater LLP Attn. Mr. Johannes Eckhardt, LL.M. (Berkeley) Oberlindau 54 - 56 60323 Frankfurt am Main, Germany jeckhardt@mwe.com